Exhibit 10.97

Loan and Security Agreement between Telos Corporation, a Maryland corporation, and Foothill Capital Corporation, dated as of October 21, 2002,

including related documents and amendments 1 through 8

to Loan and Security Agreement

LOAN AND SECURITY AGREEMENT

by and among

TELOS CORPORATION

and

XACTA CORPORATION

as Borrowers,

and

TELOS DELAWARE, INC.

UBIQUITY.COM, INC.

TELOS.COM, INC.

TELOS INTERNATIONAL CORP.

TELOS INTERNATIONAL ASIA, INC.

SECURE TRADE, INC.

KUWAIT INTERNATIONAL, INC.

TELOS INFORMATION SYSTEMS, INC.

TELOS FIELD ENGINEERING, INC.

TELOS FEDERAL SYSTEMS, INC.

as Credit Parties

THE LENDERS THAT ARE SIGNATORIES HERETO

as the Lenders,

and

FOOTHILL CAPITAL CORPORATION

as the Arranger and Administrative Agent

Dated as of October 21, 2002

TABLE OF CONTENTS

1.	DEFINITIONS AND CONSTRUCTION		1
	1.1.	Definitions	1
	1.2.	Accounting Terms	24
	1.3.	Code	24
	1.4.	Construction	24
	1.5.	Schedules and Exhibits	25

2.	LOAN AND TERMS OF PAYMENT		25
	2.1.	Revolver Advances	25
	2.2.	Intentionally Omitted	26
	2.3.	Borrowing Procedures and Settlements	26
	2.4.	Payments	32
	2.5.	Overadvances	35
	2.6.	Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations	35
	2.7.	Cash Management	37
	2.8.	Crediting Payments; Float Charge	38
	2.9.	Designated Account	38
	2.10.	Maintenance of Loan Account; Statements of Obligations	39
	2.11.	Fees	39
	2.12.	Letters of Credit	40
	2.13.	LIBOR Option	43
	2.14.	Capital Requirements	46
	2.15.	Joint and Several Liability of Borrowers	46

3.	CONDITIONS; TERM OF AGREEMENT		49
	3.1.	Conditions Precedent to the Initial Extension of Credit	49
	3.2.	Conditions Subsequent to the Initial Extension of Credit	52
	3.3.	Conditions Precedent to all Extensions of Credit	52
	3.4.	Term	53
	3.5.	Effect of Termination	53
	3.6.	Early Termination by Borrowers	54

4.	CREATION OF SECURITY INTEREST		54
	4.1.	Grant of Security Interest	54
	4.2.	Negotiable Collateral	55
	4.3.	Collection of Accounts, General Intangibles, and Negotiable Collateral	55
	4.4.	Delivery of Additional Documentation Required	55
	4.5.	Power of Attorney	56
	4.6.	Right to Inspect	56
	4.7.	Control Agreements	56
	4.8.	DDAs	57

-i-

5.	REPRESENTATIONS AND WARRANTIES		57
	5.1.	No Encumbrances	57
	5.2.	Eligible Accounts	57
	5.3.	Copyrights	57
	5.4.	Equipment	57
	5.5.	Location of Inventory and Equipment	58
	5.6.	Inventory Records	58
	5.7.	Location of Chief Executive Office; FEIN	58
	5.8.	Due Organization and Qualification; Subsidiaries	58
	5.9.	Due Authorization; No Conflict	59
	5.10.	Litigation	59
	5.11.	No Material Adverse Change	60
	5.12.	Fraudulent Transfer	60
	5.13.	Employee Benefits	60
	5.14.	Environmental Condition	60
	5.15.	Brokerage Fees	60
	5.16.	Intellectual Property	61
	5.17.	Leases	61
	5.18.	DDAs	61
	5.19.	Complete Disclosure	61
	5.20.	Indebtedness	61

6.	AFFIRMATIVE COVENANTS		62
	6.1.	Accounting System	62
	6.2.	Collateral Reporting	62
	6.3.	Financial Statements, Reports, Certificates	63
	6.4.	Government Contracts	65
	6.5.	Return	65
	6.6.	Maintenance of Properties	65
	6.7.	Taxes	66
	6.8.	Insurance	66
	6.9.	Location of Inventory and Equipment	67
	6.10.	Compliance with Laws	67
	6.11.	Leases	68
	6.12.	Brokerage Commissions	68
	6.13.	Existence	68
	6.14.	Environmental	68
	6.15.	Disclosure Updates	68

7.	NEGATIVE COVENANTS		69
	7.1.	Indebtedness	69
	7.2.	Liens	69
	7.3.	Restrictions on Fundamental Changes	70
	7.4.	Disposal of Assets	70
	7.5.	Change Name	70

-ii-

	7.6.	Guarantee	70
	7.7.	Nature of Business	70
	7.8.	Prepayments and Amendments	70
	7.9.	Change of Control	71
	7.10.	Consignments	71
	7.11.	Distributions	71
	7.12.	Accounting Methods	71
	7.13.	Investments	71
	7.14.	Transactions with Affiliates	72
	7.15.	Suspension	72
	7.16.	Compensation	72
	7.17.	Use of Proceeds	72
	7.18.	Change in Location of Chief Executive Office; Inventory and Equipment with Bailees	72
	7.19.	Securities Accounts	73
	7.20.	Financial Covenants	73

8.	EVENTS OF DEFAULT		75

9.	THE LENDER GROUP’S RIGHTS AND REMEDIES		78
	9.1.	Rights and Remedies	78
	9.2.	Remedies Cumulative	80

10.	TAXES AND EXPENSES		80

11.	WAIVERS; INDEMNIFICATION		81
	11.1.	Demand; Protest; etc.	81
	11.2.	The Lender Group’s Liability for Collateral	81
	11.3.	Indemnification	81

12.	NOTICES		82

13.	CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER		83

14.	ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS		84
	14.1.	Assignments and Participations	84
	14.2.	Successors	86

15.	AMENDMENTS; WAIVERS		87
	15.1.	Amendments and Waivers	87
	15.2.	Replacement of Holdout Lender	88
	15.3.	No Waivers; Cumulative Remedies	88

16.	AGENT; THE LENDER GROUP		89
	16.1.	Appointment and Authorization of Agent	89
	16.2.	Delegation of Duties	90
	16.3.	Liability of Agent	90

-iii-

	16.4.	Reliance by Agent	90
	16.5.	Notice of Default or Event of Default	91
	16.6.	Credit Decision	91
	16.7.	Costs and Expenses; Indemnification	92
	16.8.	Agent in Individual Capacity	92
	16.9.	Successor Agent	93
	16.10.	Lender in Individual Capacity	93
	16.11.	Withholding Taxes	94
	16.12.	Collateral Matters	96
	16.13.	Restrictions on Actions by Lenders; Sharing of Payments	96
	16.14.	Agency for Perfection	97
	16.15.	Payments by Agent to the Lenders	97
	16.16.	Concerning the Collateral and Related Loan Documents	97
	16.17.	Field Audits and Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information	98
	16.18.	Several Obligations; No Liability	99
	16.19.	Legal Representation of Agent	99

17.	GENERAL PROVISIONS		100
	17.1.	Effectiveness	100
	17.2.	Section Headings	100
	17.3.	Interpretation	100
	17.4.	Severability of Provisions	100
	17.5.	Amendments in Writing	100
	17.6.	Counterparts; Telefacsimile Execution	100
	17.7.	Revival and Reinstatement of Obligations	101
	17.8.	Integration	101
	17.9.	Parent as Agent for Companies	101

-iv-

EXHIBITS AND SCHEDULES

Exhibit A-1	Form of Assignment and Acceptance

Exhibit C-l	Form of Compliance Certificate

Exhibit L-l	Form of LIBOR Notice

Schedule A-l	Agent’s Accounts

Schedule C-l	Commitments

Schedule D-l	Designated Accounts

Schedule P-l	Permitted Liens

Schedule 2.7(a)	Cash Management Banks

Schedule 3.1	Copyrights

Schedule 5.5	Locations of Inventory and Equipment

Schedule 5.7	Chief Executive Office; FEIN

Schedule 5.8(b)	Capitalization of Parent

Schedule 5.8(c)	Capitalization of Subsidiaries

Schedule 5.10	Litigation

Schedule 5.14	Environmental Matters

Schedule 5.16	Intellectual Property

Schedule 5.18	Demand Deposit Accounts

Schedule 5.20	Permitted Indebtedness

Schedule 7.14	Affiliated Transactions

-v-

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”), is entered into as of October 21, 2002, between and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (“Agent”), and, on the other hand, TELOS CORPORATION, a Maryland corporation (“Parent”), XACTA CORPORATION, a Delaware corporation (“Xacta”; Parent and Xacta are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), TELOS DELAWARE, INC., a Delaware corporation (“Telos-Delaware”), UBIQUITY.COM, INC., a Delaware corporation (“Ubiquity”), TELOS.COM, INC., a Delaware corporation (“Telos.com”), TELOS INTERNATIONAL CORP., a Delaware corporation (“TIC”), TELOS INTERNATIONAL ASIA, INC., a Delaware corporation (“TIA”), SECURE TRADE, INC., a Delaware corporation (“STI”), KUWAIT INTERNATIONAL, INC., a Delaware corporation (“KII”), TELOS INFORMATION SYSTEMS, INC., a Delaware corporation (“TIS”), TELOS FIELD ENGINEERING, INC., a Delaware corporation (“TFE”), and TELOS FEDERAL SYSTEMS, INC., a Delaware corporation (“TFS”; Telos-Delaware, Ubiquity, Telos.com, TIC, TIA, STI, KII, TIS, TFE and TFS are referred to hereinafter each individually as a “Credit Party” and collectively, jointly and severally, as the “Credit Parties”).

The parties agree as follows:

1.	DEFINITIONS AND CONSTRUCTION.

1.1.	Definitions.

As used in this Agreement, the following terms shall have the following definitions:

“Account Debtor” means any Person who is or who may become obligated under, with respect to, or on account of, an Account, chattel paper, or a General Intangible.

“Accounts” means all of Companies’ now owned or hereafter acquired right, title, and interest with respect to “accounts” (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

“ACH Transactions” means any cash management or related services (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) provided by Wells Fargo or its Affiliates for the account of Administrative Borrower or its Subsidiaries.

“Additional Documents” has the meaning set forth in Section 4.4.

“Administrative Borrower” has the meaning set forth in Section 17.9.

“Advances” has the meaning set forth in Section 2.1.

“Affiliate” means, as applied to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise; provided, however, that, for purposes of the definition of Eligible Accounts and Section 7.14 hereof: (a) any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed to control such Person; (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person; and (c) each partnership or joint venture in which a Person is a partner or joint venturer shall be deemed to be an Affiliate of such Person.

“Agent” means Foothill, solely in its capacity as agent for the Lenders hereunder, and any successor thereto.

“Agent’s Account” means the account identified on Schedule A-l.

“Agent Advances” has the meaning set forth in Section 2.3(e)(i).

“Agent’s Liens” means the Liens granted by Companies to Agent for the benefit of the Lender Group under this Agreement or the other Loan Documents.

“Agent-Related Persons” means Agent together with its Affiliates, officers, directors, employees, and agents.

“Agreement” has the meaning set forth in the preamble hereto.

“Applicable Prepayment Premium” means, as of any date of determination, an amount equal to (a) during the period of time from and after the date of the execution and delivery of this Agreement up to the date that is the first anniversary of the Closing Date, 3% times the Maximum Revolver Amount, (b) during the period of time from and including the date that is the first anniversary of the Closing Date up to the date that is the second anniversary of the Closing Date, 2% times the Maximum Revolver Amount, and (c) during the period of time from and including the date that is the second anniversary of the Closing Date up to the Maturity Date, 1% times the Maximum Revolver Amount.

“Assignee” has the meaning set forth in Section 14.1.

“Assignment and Acceptance” means an Assignment and Acceptance in the form of Exhibit A-l.

“Authorized Person” means any officer or other employee of Administrative Borrower.

“Availability” means, as of any date of determination, if such date is a Business Day, and determined at the close of business on the immediately preceding Business Day, if such date of determination is not a Business Day, the amount that Borrowers are entitled to borrow as Advances under Section 2.1 (after giving effect to all then outstanding Obligations (other than Bank Products Obligations) and all sublimits and reserves applicable hereunder).

“Availability Block” means an amount equal to $2,000,000; provided, that if Borrowers’ audited financial statements for the fiscal year ending December 31, 2002 reflect that EBITDA for the 3 month period ending December 31, 2002 exceeds $6,092,000, Agent shall consider consenting to a reduction in the Availability Block to $1,000,000 if no Event of Default exists and Agent is satisfied with Borrowers’ existing and projected Excess Availability and liquidity.

“Bank Product Agreements” means those certain cash management service agreements entered into from time to time by Administrative Borrower or its Subsidiaries in connection with any of the Bank Products.

“Bank Product Obligations” means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by Administrative Borrower or its Subsidiaries to Wells Fargo or its Affiliates pursuant to or evidenced by the Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that Administrative Borrower or any of its Subsidiaries is obligated to reimburse to Agent or any member of the Lender Group as a result of Agent or such member of the Lender Group purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to Administrative Borrower or its Subsidiaries pursuant to the Bank Product Agreements.

“Bank Products” means any service or facility extended to Administrative Borrower or its Subsidiaries by Wells Fargo or any Affiliate of Wells Fargo including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) Hedge Agreements.

“Bank Product Reserves” means, as of any date of determination, the amount of reserves that Agent has established (based upon Wells Fargo’s or its Affiliate’s reasonable determination of the credit exposure in respect of then extant Bank Products) for Bank Products then provided or outstanding.

“Bankruptcy Code” means the United States Bankruptcy Code, as in effect from time to time.

“Base LIBOR Rate” means the rate per annum, determined by Agent in accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate (rounded upwards, if necessary, to the next 1/16%), on the basis of the rates at which Dollar deposits are offered to major banks in the London interbank market on or about 11:00 a.m. (California time) 2 Business Days prior to the commencement of the applicable Interest Period, for a term and in amounts comparable to the Interest Period and amount of the LIBOR Rate Loan requested by Administrative Borrower in accordance with this Agreement, which determination shall be conclusive in the absence of manifest error.

“Base Rate” means, the rate of interest announced within Wells Fargo at its principal office in San Francisco as its “prime rate”, with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publication or publications as Wells Fargo may designate.

“Base Rate Loan” means each portion of an Advance that bears interest at a rate determined by reference to the Base Rate.

“Base Rate Margin” means 1.25 percentage points.

“Benefit Plan” means a “defined benefit plan” (as defined in Section 3(35) of ERISA) for which any Borrower or any Subsidiary or ERISA Affiliate of any Borrower has been an “employer” (as defined in Section 3(5) of ERISA) within the past six years.

“Board of Directors” means the board of directors (or comparable managers) of Parent or any committee thereof duly authorized to act on behalf thereof.

“Books” means all of each Borrower’s and its Subsidiaries’ now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of each Borrower’s or its Subsidiaries’ Records relating to its or their business operations or financial condition, and all of its or their goods or General Intangibles related to such information).

“Borrower” and “Borrowers” have the respective meanings set forth in the preamble to this Agreement.

“Borrowing” means a borrowing hereunder consisting of Advances made on the same day by the Lenders (or Agent on behalf thereof), or by Swing Lender in the case of a Swing Loan, or by Agent in the case of an Agent Advance, in each case, to Administrative Borrower.

“Borrowing Base” has the meaning set forth in Section 2.1.

“Business Day” means any day that is not a Saturday, Sunday, or other day on which national banks are authorized or required to close, except that, if a determination of a

Business Day shall relate to a LIBOR Rate Loan, the term “Business Day” also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market.

“Capital Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

“Capitalized Lease Obligation” means any Indebtedness represented by obligations under a Capital Lease.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody’s, (c) commercial paper maturing no more than 270 days from the date of acquisition thereof and, at the time of acquisition, having a rating of A-l or P-l, or better, from S&P or Moody’s, and (d) certificates of deposit or bankers’ acceptances maturing within one year from the date of acquisition thereof either (i) issued by any bank organized under the laws of the United States or any state thereof which bank has a rating of A or A2, or better, from S&P or Moody’s, or (ii) certificates of deposit less than or equal to $100,000 in the aggregate issued by any other bank insured by the Federal Deposit Insurance Corporation.

“Cash Management Bank” has the meaning set forth in Section 2.7(a).

“Cash Management Account” has the meaning set forth in Section 2.7(a).

“Cash Management Agreements” means those certain cash management service agreements, in form and substance satisfactory to Agent, each of which is among Administrative Borrower, Agent, and one of the Cash Management Banks.

“Change of Control” means (a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 10%, or more, of the Stock of Parent having the right to vote for the election of members of the Board of Directors, or (b) John R.C. Porter shall cease to own and control that percentage of the Stock of Parent necessary at all times to elect a majority of the members of the Board of Directors, or (c) a majority of the members of the Board of Directors do not constitute Continuing Directors, or (d) Parent ceases to directly own and control at least 95% of the outstanding capital Stock of Xacta extant as of the Closing Date.

“Closing Date” means the date of the making of the initial Advance (or other extension of credit) hereunder.

“Closing Date Business Plan” means the set of Projections of Companies for the 3 year period following the Closing Date (on a year by year basis, and for the one year period following the Closing Date, on a month by month basis), in form and substance (including as to scope and underlying assumptions) reasonably satisfactory to Agent.

“Code” means the Illinois Uniform Commercial Code, as in effect from time to time.

“Collateral” means all of each Company’s now owned or hereafter acquired right, title, and interest in and to each of the following:

(a) Accounts,

(b) Books,

(c) Equipment,

(d) General Intangibles,

(e) Inventory,

(f) Investment Property,

(g) Negotiable Collateral,

(h) money or other assets of each such Company that now or hereafter come into the possession, custody, or control of any member of the Lender Group, and

(j) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

“Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Equipment or Inventory, in each case, in form and substance satisfactory to Agent.

“Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) of Companies.

“Commitment” means, with respect to each Lender, its Revolver Commitment, or its Total Commitment, as the context requires, and, with respect to all Lenders, their Revolver Commitments, or their Total Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-l or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

“Companies” means Borrowers and Credit Parties.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C-l delivered by the chief financial officer of Parent to Agent.

“Continuing Director” means (a) any member of the Board of Directors who was a director (or comparable manager) of Parent on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Parent (as such terms are used in Rule 14a-11 under the Exchange Act) and whose initial assumption of office resulted from such contest or the settlement thereof.

“Control Agreement” means a control agreement, in form and substance satisfactory to Agent, executed and delivered by the applicable Company, Agent, and the applicable securities intermediary with respect to a Securities Account or a bank with respect to a deposit account.

“Copyright Security Agreement” means a copyright security agreement executed and delivered by each Company and Agent, the form and substance of which is satisfactory to Agent.

“Customer” means the end user of the product or services provided.

“Daily Balance” means, with respect to each day during the term of this Agreement, the amount of an Obligation owed at the end of such day.

“DDA” means any checking or other demand deposit account maintained by any Borrower.

“Default” means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

“Defaulting Lender” means any Lender that fails to make any Advance (or other extension of credit) that it is required to make hereunder on the date that it is required to do so hereunder.

“Defaulting Lender Rate” means (a) the Base Rate for the first 3 days from and after the date the relevant payment is due, and (b) thereafter, at the interest rate then applicable to Advances that are Base Rate Loans (inclusive of the Base Rate Margin applicable thereto.

“Deferred Revenue Reserve” means reserves established by Agent in its Permitted Discretion for (i) warranty claims that may be asserted against a Borrower, (ii) potential claims under maintenance agreements with respect to which a Borrower is obligated to provide services which services have already been paid for by the applicable Account Debtor, and (iii) potential claims under subscription arrangements with respect to which a Borrower is obligated to provide services or maintain such subscription which services and/or subscription have already been paid for by the applicable Account Debtor. The formula for calculating the Deferred Revenue Reserve shall be as follows: for any of the items described in clauses (i) (ii) or (iii) above, if there is an Eligible Account that is also in the Deferred Revenue Reserve as defined in clauses (i), (ii) or (iii) above and it is owing by the same Customer, the Deferred Revenue Reserve with respect to such Account shall be the lesser of the Eligible Account or the Deferred Revenue Reserve.

“Designated Account” means certain DDA of Administrative Borrower identified on Schedule D-l.

“Dilution” means, as of any date of determination, a percentage, based upon the experience of the immediately prior 12 months, that is the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to the Accounts during such period, by (b) Borrowers’ Collections with respect to Accounts during such period (excluding extraordinary items) plus the Dollar amount of clause (a).

“Dilution Reserve” means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts by one percentage point for each percentage point by which Dilution is in excess of 5%.

“Disbursement Letter” means an instructional letter executed and delivered by Administrative Borrower to Agent regarding the extensions of credit to be made on the Closing Date, the form and substance of which is satisfactory to Agent.

“Dollars” or “$” means United States dollars.

“Due Diligence Letter” means the due diligence letter sent by Agent’s counsel to Administrative Borrower, together with Administrative Borrower’s completed responses to the inquiries set forth therein, the form and substance of such responses to be satisfactory to Agent.

“EBITDA” means, with respect to any fiscal period, Parent’s and its Subsidiaries’ consolidated net earnings (or loss), minus extraordinary gains, plus non-cash extraordinary losses, plus interest expense, income taxes, and depreciation and amortization for such period, as determined in accordance with GAAP.

“Eligible Accounts” means those Accounts created by one of Borrowers in the ordinary course of its business, that arise out of its sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Accounts made by Borrowers under the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the criteria set forth below; provided, however, that such criteria may be fixed and revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any audit performed by Agent from time to time after the Closing Date or otherwise. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits and unapplied cash remitted to Borrowers. Eligible Accounts shall not include the following:

(a) Accounts that the Account Debtor has failed to pay within 120 days of original invoice date or within 90 days of due date, or Accounts with selling terms of more than 60 days (unless such Accounts are owing by the United States or any department, agency or instrumentality of the United States in which case such selling terms shall not be more than 30 days),

(b) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,

(c) Accounts with respect to which the Account Debtor is an employee, Affiliate, or agent of any Borrower,

(d) Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold (unless such Account is owing by the United States or any department, agency or instrumentality of the United States, such goods are segregated from such Borrower’s other goods, and either (1) within 14 days of the date such goods are segregated, such Account Debtor shall have executed a DD250 document accepting such goods that are held by a Borrower (provided, that the aggregate amount of such Accounts that may be Eligible Accounts under this clause (d)(1) with respect to which a DD250 has not been issued shall not exceed $250,000), or (2) the contract under which such goods are sold authorizes such Borrower to bill such Account Debtor prior to delivery of such goods and Agent has consented to include such Accounts as Eligible Accounts), or any other terms by reason of which the payment by the Account Debtor may be conditional,

(e) Accounts that are not payable in Dollars,

(f) Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any state thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y) the Account is supported by an irrevocable letter of credit satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and is directly drawable by Agent, or (z) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, satisfactory to Agent,

(g) Accounts with respect to which the Account Debtor is either (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which either the applicable Borrower has complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 U.S.C. §3727, 41 U.S.C. §15 or Agent has otherwise agreed not to require compliance with the Assignment of Claims Act, 31 U.S.C. §3727, 41 U.S.C. §15 with respect to any particular Account or group of Accounts (provided, that Borrowers acknowledge and agree that Agent’s agreement not to require such compliance may be revoked by Agent at any time)), or (ii) any state of the United States (exclusive, however, of (y) Accounts owed by any state that does not have a statutory counterpart to the Assignment of Claims Act or (z) Accounts owed by any state that does have a statutory counterpart to the Assignment of Claims Act as to which the applicable Borrower has complied to Agent’s satisfaction),

(h) Accounts with respect to which the Account Debtor is a creditor of any Borrower, has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to its obligation to pay the Account, to the extent of such claim, right of setoff, or dispute,

(i) Accounts with respect to an Account Debtor (other than the United States or any department, agency or instrumentality of the United States) whose total obligations owing to Borrowers exceed 10% (such percentage as applied to a particular Account Debtor being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage,

(j) Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which a Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,

(k) Accounts with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, or West Virginia (or any other state that requires a creditor to file a business activity report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless the applicable Borrower has qualified to do business in New Jersey, Minnesota, West Virginia, or such other states, or has filed a business activities report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement,

(l) Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful by reason of the Account Debtor’s financial condition,

(m) Accounts that are not subject to a valid and perfected first priority Agent’s Lien,

(n) Accounts with respect to which the goods giving rise to such Account have not been shipped (unless such Account is owing by the United States or any department, agency or instrumentality of the United States, such goods are segregated from Borrower’s other goods and either (1) within 14 days of the date such goods are segregated, such Account Debtor shall have executed a DD250 document accepting such goods that are held by a Borrower (provided, that the aggregate amount of such Accounts that may be Eligible Accounts under this clause (d)(1) with respect to which a DD250 has not been issued shall not exceed $250,000), or (2) the contract under which such goods are sold authorizes such Borrower to bill such Account Debtor prior to delivery of such goods and Agent has consented to include such Accounts as Eligible Accounts) and billed to the Account Debtor,

(o) Accounts which are unbilled, or

(p) Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by the applicable Borrower of the subject contract for goods or services, unless such progress payments or advance billings are unconditionally owing by such Account Debtor and not subject to offset regardless of whether the applicable Borrower completes performance under the subject contract (Agent reserves the right to review such contracts to determine the offset rights of the Account Debtors thereunder).

“Eligible Transferee” means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $250,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country and which has total assets in excess of $250,000,000, provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company, or other financial institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans in the ordinary course of its business and having (together with its Affiliates) total assets in excess of $250,000,000, (d) any Affiliate (other than individuals) of a Lender that was party hereto as of the Closing Date, (e) so long as no Event of Default has occurred and is continuing, any other Person approved by Agent and Administrative Borrower, and (f) during the continuation of an Event of Default, any other Person approved by Agent.

“Environmental Actions” means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials from (a) any assets, properties, or businesses of any Company or any predecessor in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Company or any predecessor in interest.

“Environmental Law” means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline,

binding and enforceable written policy or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, to the extent binding on Companies, relating to the environment, employee health and safety, or Hazardous Materials, including CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq; the Toxic Substances Control Act, 15 U.S.C, § 2601 et seq; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. § 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. § 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. § 1801 et seq.; and the Occupational Safety and Health Act, 29 U.S.C. §651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

“Environmental Liabilities and Costs” means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any Environmental Action.

“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

“Equipment” means all of Companies’ now owned or hereafter acquired right, title, and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

“ERISA Affiliate” means (a) any Person subject to ERISA whose employees are treated as employed by the same employer as the employees of a Company under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of a Company under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which a Company is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with a Company and whose employees are aggregated with the employees of a Company under IRC Section 414(o).

“Event of Default” has the meaning set forth in Section 8.

“Excess Availability” means the amount, as of the date any determination thereof is to be made, equal to Availability minus the aggregate amount, if any, of all trade payables of Borrowers aged in excess of their historical levels with respect thereto and all book overdrafts in excess of their historical practices with respect thereto, in each case as determined by Agent in its Permitted Discretion.

“Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time.

“Existing Lender” means Endeavor, LLC.

“Fee Letter” means that certain fee letter, dated as of even date herewith, between Borrowers and Agent, in form and substance satisfactory to Agent.

“FEIN” means Federal Employer Identification Number.

“Foothill” means Foothill Capital Corporation, a California corporation, currently an Affiliate of Wells Fargo.

“Funding Date” means the date on which a Borrowing occurs.

“Funding Losses” has the meaning set forth in Section 2.13(b)(ii).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied.

“General Intangibles” means all of Companies’ now owned or hereafter acquired right, title, and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Investment Property, and Negotiable Collateral.

“Governing Documents” means, with respect to any Person, the certificate or articles of incorporation, by-laws, or other organizational documents of such Person.

“Governmental Authority” means any federal, state, local, or other governmental or administrative body, instrumentality, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

“Hazardous Materials” means (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as “hazardous substances,” “hazardous materials,” “hazardous wastes,” “toxic substances,” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or “EP toxicity”, (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

“Hedge Agreement” means any and all transactions, agreements, or documents now existing or hereafter entered into between Administrative Borrower or its Subsidiaries and Wells Fargo or its Affiliates, which provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Administrative Borrower’s or its Subsidiaries’ exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

“Indebtedness” means (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of Administrative Borrower or its Subsidiaries, irrespective of whether such obligation or liability is assumed, (e) all obligations for the deferred purchase price of assets (other than trade debt incurred in the ordinary course of business and repayable in accordance with customary trade practices), and (f) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person.

“Indemnified Liabilities” has the meaning set forth in Section 11.3.

“Indemnified Person” has the meaning set forth in Section 11.3.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intangible Assets” means, with respect to any Person, that portion of the book value of all of such Person’s assets that would be treated as intangibles under GAAP.

“Intercompany Subordination Agreement” means a subordination agreement executed and delivered by Borrowers and Agent, the form and substance of which is satisfactory to Agent.

“Interest Period” means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan and ending 1, 2, or 3 months thereafter; provided, however, that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day, (b) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, or 3 months after the date on which the Interest Period began, as applicable, and (e) Borrowers (or Administrative Borrower on behalf thereof) may not elect an Interest Period which will end after the Maturity Date.

“Inventory” means all Companies’ now owned or hereafter acquired right, title, and interest with respect to inventory, including goods held for sale or lease or to be furnished under a contract of service, goods that are leased by a Company as lessor, goods that are furnished by a Company under a contract of service, and raw materials, work in process, or materials used or consumed in a Company’s business.

“Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business consistent with past practices), purchases or other acquisitions for consideration of Indebtedness or Stock, and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

“Investment Property” means all of Companies’ now owned or hereafter acquired right, title, and interest with respect to “investment property” as that term is defined in the Code, and any and all supporting obligations in respect thereof.

“IRC” means the Internal Revenue Code of 1986, as in effect from time to time.

“Issuing Lender” means Foothill or any other Lender that, at the request of Administrative Borrower and with the consent of Agent agrees, in such Lender’s sole discretion, to become an Issuing Lender for the purpose of issuing L/Cs or L/C Undertakings pursuant to Section 2.12.

“Joint and Several Guaranty” means that certain general continuing guaranty executed and delivered by Credit Parties in favor of Agent, for the benefit of the Lender Group, in form and substance satisfactory to Agent.

“L/C” has the meaning set forth in Section 2.12(a).

“L/C Disbursement” means a payment made by the Issuing Lender pursuant to a Letter of Credit.

“L/C Undertaking” has the meaning set forth in Section 2.12(a).

“Lender” and “Lenders” have the respective meanings set forth in the preamble to this Agreement, and shall include any other Person made a party to this Agreement in accordance with the provisions of Section 14.1.

“Lender Group” means, individually and collectively, each of the Lenders (including the Issuing Lender) and Agent.

“Lender Group Expenses” means all (a) costs or expenses (including taxes, and insurance premiums) required to be paid by a Company under any of the Loan Documents that are paid or incurred by the Lender Group, (b) fees or charges paid or incurred by Agent in connection with the Lender Group’s transactions with Companies, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic Collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement, real estate surveys, real estate title policies and endorsements, and environmental audits, (c) costs and expenses incurred by Agent in the disbursement of funds to or for the account of Borrowers (by wire transfer or otherwise), (d) charges paid or incurred by Agent resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) audit fees and expenses of Agent related to audit examinations of the Books to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement, (g) reasonable costs and expenses of third party claims or any other suit paid or incurred by the Lender Group in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Lender Group’s relationship with any Company or any guarantor of the Obligations, (h) Agent’s reasonable fees and expenses (including attorneys fees) incurred in advising, structuring, drafting, reviewing, administering, or amending the Loan Documents, and (i) Agent’s and each Lender’s reasonable fees and expenses (including attorneys fees) incurred in terminating, enforcing (including attorneys fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning any

Company or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral.

“Lender-Related Person” means, with respect to any Lender, such Lender, together with such Lender’s Affiliates, and the officers, directors, employees, and agents of such Lender.

“Letter of Credit” means an L/C or an L/C Undertaking, as the context requires.

“Letter of Credit Usage” means, as of any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus 100% of the amount of outstanding time drafts accepted by an Underlying Issuer as a result of drawings under Underlying Letters of Credit and not reimbursed by Borrowers.

“LIBOR Deadline” has the meaning set forth in Section 2.13(b)(i).

“LIBOR Notice” means a written notice in the form of Exhibit L-1.

“LIBOR Rate” means, for each Interest Period for each LIBOR Rate Loan, the rate per annum determined by Agent (rounded upwards, if necessary, to the next 1/16%) by dividing (a) the Base LIBOR Rate for such Interest Period, by (b) 100% minus the Reserve Percentage. The LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

“LIBOR Rate Loan” means each portion of an Advance that bears interest at a rate determined by reference to the LIBOR Rate.

“LIBOR Rate Margin” means 4.0 percentage points.

“Lien” means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, whether such interest shall be based on the common law, statute, or contract, whether such interest shall be recorded or perfected, and whether such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, including the lien or security interest arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also including reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

“Loan Account” has the meaning set forth in Section 2.10.

“Loan Documents” means this Agreement, the Bank Product Agreements, the Cash Management Agreements, the Control Agreements, the Copyright Security Agreement, the Disbursement Letter, the Due Diligence Letter, the Fee Letter, the Joint and Several

Guaranty, the Letters of Credit, the Officers’ Certificate, the Patent Security Agreement, the Stock Pledge Agreements, the Trademark Security Agreement, the Intercompany Subordination Agreement, any note or notes executed by a Borrower in connection with this Agreement and payable to a member of the Lender Group, and any other agreement entered into, now or in the future, by any Company and the Lender Group in connection with this Agreement.

“Material Adverse Change” means (a) a material adverse change in the business, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrowers taken as a whole, (b) a material impairment of a Company’s ability to perform its obligations under the Loan Documents to which it is a party or of the Lender Group’s ability to enforce the Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of the Agent’s Liens with respect to the Collateral as a result of an action or failure to act on the part of a Company.

“Maturity Date” has the meaning set forth in Section 3.4.

“Maximum Revolver Amount” means $22,500,000.

“Negotiable Collateral” means all of Companies’ now owned and hereafter acquired right, title, and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

“Obligations” means (a) all loans, Advances, debts, principal, interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued), contingent reimbursement obligations with respect to outstanding Letters of Credit, premiums, liabilities (including all amounts charged to Borrowers’ Loan Account pursuant hereto), obligations, fees (including the fees provided for in the Fee Letter), charges, costs, Lender Group Expenses (including any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), lease payments, guaranties (including, without limitation, obligations under the Joint and Several Guaranty), covenants, and duties of any kind and description owing by Companies, or any of them, to the Lender Group pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Group Expenses that Companies, or any of them, are required to pay or reimburse by the Loan Documents, by law, or otherwise, and (b) all Bank Product Obligations. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all amendments, changes, extensions, modifications, renewals replacements, substitutions, and supplements, thereto and thereof, as applicable, both prior and subsequent to any Insolvency Proceeding.

“Officers’ Certificate” means the representations and warranties of officers form submitted by Agent to Administrative Borrower, together with Companies’ completed responses to the inquiries set forth therein, the form and substance of such responses to be satisfactory to Agent.

“Originating Lender” has the meaning set forth in Section 14.1(e).

“Overadvance” has the meaning set forth in Section 2.5.

“Parent” has the meaning set forth in the preamble to this Agreement.

“Participant” has the meaning set forth in Section 14.1(e).

“Patent Security Agreement” means a patent security agreement executed and delivered by Companies and Agent, the form and substance of which is satisfactory to Agent.

“Pay-Off Letter” means a letter, in form and substance satisfactory to Agent, from Existing Lender to Agent respecting the amount necessary to repay in full all of the obligations of Borrowers owing to Existing Lender and obtain a release of all of the Liens existing in favor of Existing Lender in and to the assets of Companies.

“Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

“Permitted Dispositions” means (a) sales or other dispositions by Administrative Borrower or its Subsidiaries of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business, (b) sales by Administrative Borrower or its Subsidiaries of Inventory to buyers in the ordinary course of business, and (c) the use or transfer of money or Cash Equivalents by Administrative Borrower or its Subsidiaries in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents.

“Permitted Holders” means the holders of the Class A Common Stock and Class B Common Stock of Parent set forth in Part III, Item 12 of Parent’s Form 10-K filing for the fiscal year ending December 31, 2001.

“Permitted Indebtedness” means the Indebtedness evidenced by the Series B Senior Subordinated Secured Notes attached as Exhibit A-1 to the Subordination Agreement and the Series C Senior Subordinated Unsecured Notes attached as Exhibit A-2 to the Subordination Agreement, issued by Parent.

“Permitted Investments” means (a) investments in Cash Equivalents, (b) investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, and (d) investments by any Borrower in any other Borrower or any Credit Party provided that if any such investment is in the form of Indebtedness, such Indebtedness investment shall be subject to the terms and conditions of the Intercompany Subordination Agreement and provided, further, that Borrowers may not invest more than $50,000 in the aggregate in the Credit Parties and then only so long as the proceeds of such investments are used to facilitate the dissolution of such Credit Parties.

“Permitted Liens” means (a) Liens held by Agent for the benefit of Agent and the Lenders, (b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) Liens set forth on Schedule P-1, (d) the interests of lessors under operating leases, (e) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as such Lien attaches only to the asset purchased or acquired and the proceeds thereof, (f) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (g) Liens arising from deposits made in connection with obtaining worker’s compensation or other unemployment insurance, (h) Liens or deposits to secure performance of bids, tenders, or leases incurred in the ordinary course of business and not in connection with the borrowing of money, (i) Liens granted as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, (j) Liens resulting from any judgment or award that is not an Event of Default hereunder, and (k) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof.

“Permitted Protest” means the right of Administrative Borrower or any of its Subsidiaries, as applicable to protest any Lien (other than any such Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the Books in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Administrative Borrower or any of its Subsidiaries, as applicable, in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Agent’s Liens.

“Permitted Purchase Money Indebtedness” means, as of any date of determination, Purchase Money Indebtedness incurred after the Closing Date in an aggregate amount outstanding at any one time not in excess of $2,000,000.

“Person” means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

“Preferred Stockholders Standby Agreement” means the Preferred Stockholders Standby Agreement, in form and substance satisfactory to Agent, executed and delivered by each holder of the Private Preferred Stock and Agent.

“Private Preferred Stock” means the Series A-l Redeemable Preferred Stock and the Series A-2 Redeemable Preferred Stock, in each case as more particularly described in the Parent’s Articles of Amendment and Restatement dated as of January 14, 1992.

“Projections” means Parent’s forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a consistent basis with Parent’s historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

“Pro Rata Share” means:

(a) with respect to a Lender’s obligation to make Advances and receive payments of principal, interest, fees, costs, and expenses with respect thereto, the percentage obtained by dividing (i) such Lender’s Revolver Commitment, by (ii) the aggregate Revolver Commitments of all Lenders,

(b) with respect to a Lender’s obligation to participate in Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees with respect thereto, the percentage obtained by dividing (i) such Lender’s Revolver Commitment, by (ii) the aggregate Revolver Commitments of all Lenders, and

(c) with respect to all other matters (including the indemnification obligations arising under Section 16.7), the percentage obtained by dividing (i) such Lender’s Total Commitment, by (ii) the aggregate amount of Total Commitments of all Lenders; provided, however, that, in each case, in the event all Commitments have been terminated, Pro Rata Share shall be determined according to the Commitments in effect immediately prior to such termination.

“Purchase Money Indebtedness” means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

“Real Property” means any estates or interests in real property now owned or hereafter acquired by any Company and the improvements thereto.

“Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

“Remedial Action” means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (d) conduct any other actions authorized by 42 U.S.C. § 9601.

“Report” has the meaning set forth in Section 16.17.

“Required Availability” means Excess Availability and unrestricted cash and Cash Equivalents in an amount of not less than $4,000,000.

“Required Lenders” means, at any time, Lenders whose Pro Rata Shares aggregate 66.67% of the Total Commitments, or if the Commitments have been terminated irrevocably, 66.67% of the Obligations (other than Bank Product Obligations) then outstanding.

“Reserve Percentage” means, on any day, for any Lender, the maximum percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as “eurocurrency liabilities”) of that Lender, but so long as such Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

“Revolver Commitment” means, with respect to each Lender, its Revolver Commitment, and, with respect to all Lenders, their Revolver Commitments, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

“Revolver Usage” means, as of any date of determination, the sum of (a) the then extant amount of outstanding Advances, plus (b) the then extant amount of the Letter of Credit Usage.

“Risk Participation Liability” means, as to each Letter of Credit, all reimbursement obligations of Borrowers to the Issuing Lender with respect to an L/C Undertaking, consisting of (a) the amount available to be drawn or which may become available to be drawn, (b) all amounts that have been paid by the Issuing Lender to the Underlying Issuer to the extent not reimbursed by Borrowers, whether by the making of an Advance or otherwise, and (c) all accrued and unpaid interest, fees, and expenses payable with respect thereto.

“SEC” means the United States Securities and Exchange Commission and any successor thereto.

“Securities Account” means a “securities account” as that term is defined in the Code.

“Settlement” has the meaning set forth in Section 2.3(f)(i).

“Settlement Date” has the meaning set forth in Section 2.3(f)(i).

“Solvent” means, with respect to any Person on a particular date, that such Person is not insolvent (as such term is defined in the Uniform Fraudulent Transfer Act).

“Stock” means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

“Stock Pledge Agreement” means a stock pledge agreement, in form and substance satisfactory to Agent, executed and delivered by each Company that owns Stock of a Subsidiary of Parent.

“Subordination Agreement” means a subordination agreement, in form and substance satisfactory to Agent, executed and delivered by each creditor that holds a Series B Senior Subordinated Secured Note or a Series C Subordinated Unsecured Note, State Street Bank and Trust Company, and Agent.

“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity. Notwithstanding the foregoing, Telos OK, LLC shall not be deemed to be a Subsidiary of Parent or any other Company.

“Swing Lender” means Foothill or any other Lender that, at the request of Administrative Borrower and with the consent of Agent agrees, in such Lender’s sole discretion, to become the Swing Lender hereunder.

“Swing Loan” has the meaning set forth in Section 2.3(d)(i).

“Tangible Net Worth” means, as of any date of determination, the result of (a) the total stockholder’s equity of Parent and its Subsidiaries, minus (b) the sum of (i) all Parent’s deferred taxes, (ii) all of Parent’s prepaid expenses, (iii) all amounts due to Parent and its Subsidiaries from Affiliates, and (iv) all other Intangible Assets of Parent and its Subsidiaries.

“Taxes” has the meaning set forth in Section 2.2.

“Total Commitment” means, with respect to each Lender, its Total Commitment, and, with respect to all Lenders, their Total Commitments, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 attached hereto or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.

“Trademark Security Agreement” means a trademark security agreement executed and delivered by each Company and Agent, the form and substance of which is satisfactory to Agent.

“Underlying Issuer” means a third Person which is the beneficiary of an L/C Undertaking and which has issued a letter of credit at the request of the Issuing Lender for the benefit of Borrowers.

“Underlying Letter of Credit” means a letter of credit that has been issued by an Underlying Issuer.

“Voidable Transfer” has the meaning set forth in Section 17.7.

“Wells Fargo” means Wells Fargo Bank, National Association, a national banking association.

1.2.	Accounting Terms.

All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term “financial statements” shall include the notes and schedules thereto. Whenever the term “Borrowers” or the term “Parent” is used in respect of a financial covenant or a related definition, it shall be understood to mean Parent and its Subsidiaries on a consolidated basis unless the context clearly requires otherwise.

1.3.	Code.

Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

1.4.	Construction.

Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

1.5.	Schedules and Exhibits.

All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.	LOAN AND TERMS OF PAYMENT.

2.1.	Revolver Advances.

(a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances (“Advances”‘) to Borrowers in an amount at any one time outstanding not to exceed such Lender’s Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage, or (ii) the Borrowing Base less the Letter of Credit Usage. For purposes of this Agreement, “Borrowing Base,” as of any date of determination, shall mean the result of:

(x)	the lesser of

(i)	85% of the amount of Eligible Accounts (net of the Deferred Revenue Reserve), less the amount, if any, of the Dilution Reserve, and

(ii)	an amount equal to Borrowers’ Collections with respect to Accounts for the immediately preceding 60 day period, minus

(y)	the sum of (i) the Bank Products Reserve, (ii) the Availability Block, and (iii) the aggregate amount of reserves, if any, established by Agent under Section 2. 1(b).

(b) Anything to the contrary in this Section 2.1 notwithstanding, Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent in its Permitted Discretion shall deem necessary or appropriate, against the Borrowing Base, including reserves with respect to (i) sums that Companies are required to pay (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay under any Section of this Agreement or any other Loan Document, and (ii) amounts owing by Companies to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than any existing Permitted Lien set forth on Schedule P-1 which is specifically identified thereon as entitled to have priority over the Agent’s Liens), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral.

(c) The Lenders with Revolver Commitments shall have no obligation to make additional Advances hereunder to the extent such additional Advances would cause the Revolver Usage to exceed the Maximum Revolver Amount.

(d) Amounts borrowed pursuant to this Section may be repaid and, subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

2.2.	Intentionally Omitted.

2.3.	Borrowing Procedures and Settlements.

(a) Procedure for Borrowing. Each Borrowing shall be made by an irrevocable written request by an Authorized Person delivered to Agent (which notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day prior to the date that is the requested Funding Date in the case of a request for an Advance specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day; provided, however, that in the case of a request for Swing Loan in an amount of $5,000,000, or less, such notice will be timely received if it is received by Agent no later than 10:00 a.m. (California time) on the Business Day that is the requested Funding Date) specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day. At Agent’s election, in lieu of delivering the above-described written request, any Authorized Person may give Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice.

(b) Agent’s Election. Promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall elect, in its discretion, (i) to have the terms of Section 2.3(c) apply to such requested Borrowing, or (ii) if the Borrowing is for an Advance, to request Swing Lender to make a Swing Loan pursuant to the terms of Section 2.3(d) in the amount of the requested Borrowing; provided, however, that if Swing Lender declines in its sole discretion to make a Swing Loan pursuant to Section 2.3(d), Agent shall elect to have the terms of Section 2.3(c) apply to such requested Borrowing.

(c) Making of Advances.

(i) In the event that Agent shall elect to have the terms of this Section 2.3(c) apply to a requested Borrowing as described in Section 2.3(b), then promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall notify the Lenders, not later than 1:00 p.m. (California time) on the Business Day immediately preceding the Funding Date applicable thereto, by telecopy, telephone, or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender’s Pro Rata Share of the requested

Borrowing available to Agent in immediately available funds, to Agent’s Account, not later than 10:00 a.m. (California time) on the Funding Date applicable thereto. After Agent’s receipt of the proceeds of such Advances, upon satisfaction of the applicable conditions precedent set forth in Section 3 hereof, Agent shall make the proceeds thereof available to Administrative Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to Administrative Borrower’s Designated Account; provided, however, that, subject to the provisions of Section 2.3(i), Agent shall not request any Lender to make, and no Lender shall have the obligation to make, any Advance if Agent shall have actual knowledge that (1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the Availability on such Funding Date.

(ii) Unless Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least 1 Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrowers the amount of that Lender’s Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrowers on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to Agent in immediately available funds and Agent in such circumstances has made available to Borrowers such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Defaulting Lender Rate for each day during such period. A notice submitted by Agent to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to Agent shall constitute such Lender’s Advance on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Administrative Borrower of such failure to fund and, upon demand by Agent, Borrowers shall pay such amount to Agent for Agent’s account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Advances composing such Borrowing. The failure of any Lender to make any Advance on any Funding Date shall not relieve any other Lender of any obligation hereunder to make an Advance on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on any Funding Date.

(iii) Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrowers to Agent for the Defaulting Lender’s benefit, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments to each other non-Defaulting Lender member of the Lender Group ratably in accordance with their Commitments (but only to the extent that such Defaulting Lender’s Advance was funded by the other members of the Lender Group) or, if so directed by Administrative Borrower and if no Default or Event of Default had occurred and is continuing (and to the extent such Defaulting Lender’s Advance was not funded by the Lender Group), retain same to be re-advanced to Borrowers as if such Defaulting Lender had made Advances to Borrowers. Subject to the foregoing, Agent may hold and, in its Permitted Discretion, re-lend to Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by it for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Commitment shall be deemed to be zero. This Section shall remain effective with respect to such Lender until (x) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable, (y) the non-Defaulting Lenders, Agent, and Administrative Borrower shall have waived such Defaulting Lender’s default in writing, or (z) the Defaulting Lender makes its Pro Rata Share of the applicable Advance and pays to Agent all amounts owing by Defaulting Lender in respect thereof. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by Borrowers of their duties and obligations hereunder to Agent or to the Lenders other than such Defaulting Lender. Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Administrative Borrower at its option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be acceptable to Agent and Borrowers. In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance Agreement in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being repaid its share of the outstanding Obligations (other than Bank Product Obligations) (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever; provided further, however, that any such assumption of the Commitment of such Defaulting Lender shall not be deemed to constitute a waiver of any of the Lender Groups’ or Borrowers’ rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund.

(d) Making of Swing Loans.

(i) In the event Agent shall elect, with the consent of Swing Lender, as a Lender, to have the terms of this Section 2.3(d) apply to a requested Borrowing as described in Section 2.3 (b), Swing Lender as a Lender shall make such Advance in the amount of such Borrowing (any such Advance made solely by Swing

Lender as a Lender pursuant to this Section 2.3(d) being referred to as a “Swing Loan” and such Advances being referred to collectively as “Swing Loans”) available to Borrowers on the Funding Date applicable thereto by transferring immediately available funds to Administrative Borrower’s Designated Account. Each Swing Loan is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that no such Swing Loan shall be eligible for the LIBOR Option and all payments on any Swing Loan shall be payable to Swing Lender as a Lender solely for its own account (and for the account of the holder of any participation interest with respect to such Swing Loan). Subject to the provisions of Section 2.3 (i), Agent shall not request Swing Lender as a Lender to make, and Swing Lender as a Lender shall not make, any Swing Loan if Agent has actual knowledge that (i) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (ii) the requested Borrowing would exceed the Availability on such Funding Date. Swing Lender as a Lender shall not otherwise be required to determine whether the applicable conditions precedent set forth in Section 3 have been satisfied on the Funding Date applicable thereto prior to making, in its sole discretion, any Swing Loan.

(ii) The Swing Loans shall be secured by the Agent’s Liens, shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.

(e) Agent Advances.

(i) Agent hereby is authorized by Borrowers and the Lenders, from time to time in Agent’s sole discretion, (1) after the occurrence and during the continuance of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in Section 3 have not been satisfied, to make Advances to Borrowers on behalf of the Lenders that Agent, in its Permitted Discretion deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of repayment of the Obligations (other than the Bank Product Obligations), or (C) to pay any other amount chargeable to Borrowers pursuant to the terms of this Agreement, including Lender Group Expenses and the costs, fees, and expenses described in Section 10 (any of the Advances described in this Section 2.3(e) shall be referred to as “Agent Advances”). Each Agent Advance is an Advance hereunder and shall be subject to all the terms and conditions applicable to other Advances, except that no such Agent Advance shall be eligible for the LIBOR Option and all payments thereon shall be payable to Agent solely for its own account (and for the account of the holder of any participation interest with respect to such Agent Advance).

(ii) The Agent Advances shall be repayable on demand and secured by the Agent’s Liens granted to Agent under the Loan Documents, shall constitute Advances and Obligations hereunder, and shall bear interest at the rate applicable from time to time to Advances that are Base Rate Loans.

(f) Settlement. It is agreed that each Lender’s funded portion of the Advances is intended by the Lenders to equal, at all times, such Lender’s Pro Rata Share of the outstanding Advances. Such agreement notwithstanding, Agent, Swing Lender, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Advances, the Swing Loans, and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

(i) Agent shall request settlement (“Settlement”) with the Lenders on a weekly basis, or on a more frequent basis if so determined by Agent, (1) on behalf of Swing Lender, with respect to each outstanding Swing Loan, (2) for itself, with respect to each Agent Advance, and (3) with respect to Collections received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 2:00 p.m. (California time) on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the “Settlement Date”). Such notice of a Settlement Date shall include a summary statement of the amount of outstanding Advances, Swing Loans, and Agent Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(c)(iii)): (y) if a Lender’s balance of the Advances, Swing Loans, and Agent Advances exceeds such Lender’s Pro Rata Share of the Advances, Swing Loans, and Agent Advances as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. (California time) on the Settlement Date, transfer in immediately available funds to the account of such Lender as such Lender may designate, an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances, Swing Loans, and Agent Advances, and (z) if a Lender’s balance of the Advances, Swing Loans, and Agent Advances is less than such Lender’s Pro Rata Share of the Advances, Swing Loans, and Agent Advances as of a Settlement Date, such Lender shall no later than 12:00 p.m. (California time) on the Settlement Date transfer in immediately available funds to the Agent’s Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances, Swing Loans, and Agent Advances. Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Swing Loan or Agent Advance and, together with the portion of such Swing Loan or Agent Advance representing Swing Lender’s Pro Rata Share thereof, shall constitute Advances of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate.

(ii) In determining whether a Lender’s balance of the Advances, Swing Loans, and Agent Advances is less than, equal to, or greater than such Lender’s Pro Rata Share of the Advances, Swing Loans, and Agent Advances as of a

Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrowers and allocable to the Lenders hereunder, and proceeds of Collateral. To the extent that a net amount is owed to any such Lender after such application, such net amount shall be distributed by Agent to that Lender as part of such next Settlement.

(iii) Between Settlement Dates, Agent, to the extent no Agent Advances or Swing Loans are outstanding, may pay over to Swing Lender any payments received by Agent, that in accordance with the terms of this Agreement would be applied to the reduction of the Advances, for application to Swing Lender’s Pro Rata Share of the Advances. If, as of any Settlement Date, Collections received since the then immediately preceding Settlement Date have been applied to Swing Lender’s Pro Rata Share of the Advances other than to Swing Loans, as provided for in the previous sentence, Swing Lender shall pay to Agent for the accounts of the Lenders, and Agent shall pay to the Lenders, to be applied to the outstanding Advances of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Advances. During the period between Settlement Dates, Swing Lender with respect to Swing Loans, Agent with respect to Agent Advances, and each Lender (subject to the effect of letter agreements between Agent and individual Lenders) with respect to the Advances other than Swing Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Swing Lender, Agent, or the Lenders, as applicable.

(g) Notation. Agent shall record on its books the principal amount of the Advances owing to each Lender, including the Swing Loans owing to Swing Lender, and Agent Advances owing to Agent, and the interests therein of each Lender, from time to time. In addition, each Lender is authorized, at such Lender’s option, to note the date and amount of each payment or prepayment of principal of such Lender’s Advances in its books and records, including computer records, such books and records constituting conclusive evidence, absent manifest error, of the accuracy of the information contained therein.

(h) Lenders’ Failure to Perform. All Advances (other than Swing Loans and Agent Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Advance (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.

(i) Optional Overadvances. Any contrary provision of this Agreement notwithstanding, the Lenders hereby authorize Agent or Swing Lender, as applicable, and Agent or Swing Lender, as applicable, may, but is not obligated to, knowingly and intentionally, continue to make Advances (including Swing Loans) to Borrowers notwithstanding that an Overadvance exists or thereby would be created, so long as (i) after giving effect to such Advances (including a Swing Loan), the Revolver Usage does not exceed the Borrowing Base by more than $2,500,000, (ii) after giving effect to such Advances (including a Swing Loan) the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount, and (iii) at the time of the making of any such Advance (including a Swing Loan), Agent does not believe, in good faith, that the Overadvance created by such Advance will be outstanding for more than 90 days. The foregoing provisions are for the exclusive benefit of Agent, Swing Lender, and the Lenders and are not intended to benefit Borrowers in any way. The Advances and Swing Loans, as applicable, that are made pursuant to this Section 2.3(i) shall be subject to the same terms and conditions as any other Advance or Swing Loan, as applicable, except that they shall not be eligible for the LIBOR Option and the rate of interest applicable thereto shall be the rate applicable to Advances that are Base Rate Loans under Section 2.6(c) hereof without regard to the presence or absence of a Default or Event of Default.

(i) In the event Agent obtains actual knowledge that the Revolver Usage exceeds the amounts permitted by the preceding paragraph, regardless of the amount of, or reason for, such excess, Agent shall notify Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value), and the Lenders with Revolver Commitments thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrowers and intended to reduce, within a reasonable time, the outstanding principal amount of the Advances to Borrowers to an amount permitted by the preceding paragraph. In the event Agent or any Lender disagrees over the terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Lenders.

(ii) Each Lender with a Revolver Commitment shall be obligated to settle with Agent as provided in Section 2.3(f) for the amount of such Lender’s Pro Rata Share of any unintentional Overadvances by Agent reported to such Lender, any intentional Overadvances made as permitted under this Section 2.3(i), and any Overadvances resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses.

2.4.	Payments.

(a) Payments by Borrowers.

(i) Except as otherwise expressly provided herein, all payments by Borrowers shall be made to Agent’s Account for the account of the Lender Group and shall be made in immediately available funds, no later than 11:00 a.m. (California time) on the date specified herein. Any payment received by Agent later than 11:00

a.m. (California time), shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

(ii) Unless Agent receives notice from Administrative Borrower prior to the date on which any payment is due to the Lenders that Borrowers will not make such payment in full as and when required, Agent may assume that Borrowers have made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers do not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.

(b) Apportionment and Application.

(i) Except as otherwise provided with respect to Defaulting Lenders and except as otherwise provided in the Loan Documents (including letter agreements between Agent and individual Lenders), aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and payments of fees and expenses (other than fees or expenses that are for Agent’s separate account, after giving effect to any letter agreements between Agent and individual Lenders) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee relates. All payments shall be remitted to Agent and all such payments (other than payments received while no Default or Event of Default has occurred and is continuing and which relate to the payment of principal or interest of specific Obligations or which relate to the payment of specific fees), and all proceeds of Accounts or other Collateral received by Agent, shall be applied as follows:

(A) first, to pay any Lender Group Expenses then due to Agent under the Loan Documents, until paid in full,

(B) second, to pay any Lender Group Expenses then due to the Lenders under the Loan Documents, on a ratable basis, until paid in full,

(C) third, to pay any fees then due to Agent (for its separate accounts, after giving effect to any letter agreements between Agent and the individual Lenders) under the Loan Documents until paid in full,

(D) fourth, to pay any fees then due to any or all of the Lenders (after giving effect to any letter agreements between Agent and individual Lenders) under the Loan Documents, on a ratable basis, until paid in full,

(E) fifth, to pay interest due in respect of all Agent Advances, until paid in full,

(F) sixth, ratably to pay interest due in respect of the Advances (other than Agent Advances) and the Swing Loans until paid in full,

(G) seventh, to pay the principal of all Agent Advances until paid in full,

(H) eighth, to pay the principal of all Swing Loans until paid in full,

(I) ninth, so long as no Event of Default has occurred and is continuing, and at Agent’s election (which election Agent agrees will not be made if an Overadvance would be created thereby), to pay amounts then due and owing by Administrative Borrower or its Subsidiaries in respect of Bank Products, until paid in full,

(J) tenth, so long as no Event of Default has occurred and is continuing, to pay the principal of all Advances until paid in full,

(K) eleventh, if an Event of Default has occurred and is continuing, ratably (i) to pay the principal of all Advances until paid in full, and (ii) to Agent, to be held by Agent, for the benefit of Wells Fargo or its Affiliates, as applicable, as cash collateral in an amount up to the amount of the Bank Products Reserve established prior to the occurrence of, and not in contemplation of, the subject Event of Default until Administrative Borrower’s and its Subsidiaries’ obligations in respect of the then extant Bank Products have been paid in full or the cash collateral amount has been exhausted,

(L) twelfth, if an Event of Default has occurred and is continuing, to Agent, to be held by Agent, for the ratable benefit of Issuing Lender and those Lenders having a Revolver Commitment, as cash collateral in an amount up to 105% of the then extant Letter of Credit Usage until paid in full,

(M) thirteenth, to pay any other Obligations (including Bank Product Obligations) until paid in full, and

(N) fourteenth, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.

(ii) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(h).

(iii) In each instance, so long as no Event of Default has occurred and is continuing, Section 2A(b) shall not be deemed to apply to any payment by Borrowers specified by Borrowers to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement.

(iv) For purposes of the foregoing, “paid in full” means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

(v) In the event of a direct conflict between the priority provisions of this Section 2.4 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.4 shall control and govern.

2.5.	Overadvances.

If, at any time or for any reason, the amount of Obligations (other than Bank Product Obligations) owed by Borrowers to the Lender Group pursuant to Sections 2.1 and 2.12 is greater than either the Dollar or percentage limitations set forth in Sections 2.1 or 2.12, (an “Overadvance”), Borrowers immediately shall pay to Agent, in cash, the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priorities set forth in Section 2.4(b). In addition, Borrowers hereby promise to pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full to the Lender Group as and when due and payable under the terms of this Agreement and the other Loan Documents.

2.6.	Interest Rates and Letter of Credit Fee: Rates, Payments, and Calculations.

(a) Interest Rates. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows: (i) if the relevant Obligation is an Advance that is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin, and (ii) otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin.

The foregoing notwithstanding, at no time shall any portion of the Obligations (other than Bank Product Obligations) bear interest on the Daily Balance thereof at a per annum rate less than 5.75%. To the extent that interest accrued hereunder at the rate set forth herein would be less than the foregoing minimum daily rate, the interest rate chargeable hereunder for such day automatically shall be deemed increased to the minimum rate.

(b) Letter of Credit Fee. Borrowers shall pay Agent (for the ratable benefit of the Lenders with a Revolver Commitment, subject to any letter agreement between Agent and individual Lenders), a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.12(e)) which shall accrue at a rate equal to 2.25% per annum times the Daily Balance of the undrawn amount of all outstanding Letters of Credit.

(c) Default Rate. Upon the occurrence and during the continuation of an Event of Default (and at the election of Agent or the Required Lenders),

(i) all Obligations (except for undrawn Letters of Credit and except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 4 percentage points above the per annum rate otherwise applicable hereunder, and

(ii) the Letter of Credit fee provided for above shall be increased to 4 percentage points above the per annum rate otherwise applicable hereunder.

(d) Payment. Interest, Letter of Credit fees, and all other fees payable hereunder shall be due and payable, in arrears, on the first day of each month at any time that Obligations or Commitments are outstanding. Borrowers hereby authorize Agent, from time to time, without prior notice to Borrowers, to charge such interest and fees, all Lender Group Expenses (as and when incurred), the charges, commissions, fees, and costs provided for in Section 2.12(e) (as and when accrued or incurred), the fees and costs provided for in Section 2.11 (as and when accrued or incurred), and all other payments as and when due and payable under any Loan Document (including any amounts due and payable to Wells Fargo or its Affiliates in respect of Bank Products up to the amount of the then extant Bank Products Reserve) to Borrowers’ Loan Account, which amounts thereafter shall constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances hereunder. Any interest not paid when due shall be compounded by being charged to Borrowers’ Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans hereunder.

(e) Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate.

(f) Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrowers and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrowers are and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrowers in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

2.7.	Cash Management.

(a) Companies shall (i) establish and maintain cash management services of a type and on terms satisfactory to Agent at one or more of the banks set forth on Schedule 2.7(a) (each a “Cash Management Bank”), and shall request in writing and otherwise take such reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to such Cash Management Bank, and (ii) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all Collections (including those sent directly by Account Debtors to a Cash Management Bank) into a bank account in Agent’s name (a “Cash Management Account”) at one of the Cash Management Banks.

(b) Each Cash Management Bank shall establish and maintain Cash Management Agreements with Agent and Companies, in form and substance acceptable to Agent. Each such Cash Management Agreement shall provide, among other things, that (i) all items of payment deposited in such Cash Management Account and proceeds thereof are held by such Cash Management Bank agent or bailee-in-possession for Agent, (ii) the Cash Management Bank has no rights of setoff or recoupment or any other claim against the applicable Cash Management Account, other than for payment of its service fees and other charges directly related to the administration of such Cash Management Account and for returned checks or other items of payment, and (iii) it immediately will forward by daily sweep all amounts in the applicable Cash Management Account to the Agent’s Account.

(c) So long as no Default or Event of Default has occurred and is continuing, Administrative Borrower may amend Schedule 2.7(a) or (b) to add or replace a Cash Management Account Bank or Cash Management Account; provided, however, that (i) such prospective Cash Management Bank shall be satisfactory to Agent and Agent shall have consented in writing in advance to the opening of such Cash Management Account with the prospective Cash Management Bank, and (ii) prior to the time of the opening of such Cash Management Account, Companies and such prospective Cash Management Bank shall have executed and delivered to Agent a Cash Management Agreement. Companies shall close any of their Cash Management Accounts (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from Agent that the creditworthiness of any Cash Management Bank is no longer acceptable in Agent’s reasonable judgment, or as promptly as practicable and in any event within 60 days of notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Cash Management Bank with respect to Cash Management Accounts or Agent’s liability under any Cash Management Agreement with such Cash Management Bank is no longer acceptable in Agent’s reasonable judgment.

(d) The Cash Management Accounts shall be cash collateral accounts, with all cash, checks and similar items of payment in such accounts securing payment of the Obligations, and in which Companies are hereby deemed to have granted a Lien to Agent.

(e) Within 90 days after the Closing Date, Companies shall replace Bank of America as the Cash Management Banks with banks acceptable to Agent.

2.8.	Crediting Payments; Float Charge.

The receipt of any payment item by Agent (whether from transfers to Agent by the Cash Management Banks pursuant to the Cash Management Agreements or otherwise) shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Agent’s Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrowers shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into the Agent’s Account on a Business Day on or before 11:00 a.m. (California time). If any payment item is received into the Agent’s Account on a non-Business Day or after 11:00 a.m. (California time) on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day. From and after the Closing Date, Agent shall be entitled to charge Borrowers for 1 Business Day of ‘clearance’ or ‘float’ at the rate applicable to Base Rate Loans under Section 2.6 on all Collections that are received by Borrowers (regardless of whether forwarded by the Cash Management Banks to Agent). This across-the-board 1 Business Day clearance or float charge on all Collections is acknowledged by the parties to constitute an integral aspect of the pricing of the financing of Borrowers and shall apply irrespective of whether or not there are any outstanding monetary Obligations; the effect of such clearance or float charge being the equivalent of charging 1 Business Day of interest on such Collections. The parties acknowledge and agree that the economic benefit of the foregoing provisions of this Section 2.8 shall be for the exclusive benefit of Agent.

2.9.	Designated Account.

Agent is authorized to make the Advances, and Issuing Lender is authorized to issue the Letters of Credit, under this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person, or without instructions if pursuant to Section 2.6(d). Administrative Borrower agrees to establish and maintain the Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrowers and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Administrative Borrower, any Advance, Agent Advance, or Swing Loan requested by Borrowers and made by Agent or the Lenders hereunder shall be made to the Designated Account.

2.10.	Maintenance of Loan Account; Statements of Obligations.

Agent shall maintain an account on its books in the name of Borrowers (the “Loan Account”) on which Borrowers will be charged with all Advances (including Agent Advances and Swing Loans) made by Agent, Swing Lender, or the Lenders to Borrowers or for Borrowers’ account, the Letters of Credit issued by Issuing Lender for Borrowers’ account, and with all other payment Obligations hereunder or under the other Loan Documents (except for Bank Product Obligations), including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.8, the Loan Account will be credited with all payments received by Agent from Borrowers or for Borrowers’ account, including all amounts received in the Agent’s Account from any Cash Management Bank. Agent shall render statements regarding the Loan Account to Administrative Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Group Expenses owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Lender Group unless, within 30 days after receipt thereof by Administrative Borrower, Administrative Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.

2.11.	Fees.

Borrowers shall pay to Agent the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter) and shall be apportioned among the Lenders in accordance with the terms of letter agreements between Agent and individual Lenders:

(a) Unused Line Fee. On the first day of each month during the term of this Agreement, an unused line fee in the amount equal to 0.5% per annum times the result of (a) the Maximum Revolver Amount, less (b) the sum of (i) the average Daily Balance of Advances that were outstanding during the immediately preceding month, plus (ii) the average Daily Balance of the Letter of Credit Usage during the immediately preceding month,

(b) Fee Letter Fees. As and when due and payable under the terms of the Fee Letter, Borrowers shall pay to Agent the fees set forth in the Fee Letter, and

(c) Audit, Appraisal, and Valuation Charges. For the separate account of Agent, audit, appraisal, and valuation fees and charges as follows, (i) a fee of $850 per day, per auditor, plus out-of-pocket expenses for each financial audit of a Borrower performed by personnel employed by Agent, (ii) a one time charge of $5,000 plus out-of-pocket expenses for the establishment of electronic collateral reporting systems, (iii) actual charges paid or incurred by Agent for each appraisal of the Collateral, and (iv) the actual charges paid or incurred by Agent if it elects to employ the services of one or more third Persons to perform financial audits of Borrowers, to appraise the Collateral, or any portion thereof, or to assess a Borrower’s business valuation.

2.12.	Letters of Credit

(a) Subject to the terms and conditions of this Agreement, the Issuing Lender agrees to issue letters of credit for the account of Borrowers (each, an “L/C”) or to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, an “L/C Undertaking”‘) with respect to letters of credit issued by an Underlying Issuer (as of the Closing Date, the prospective Underlying Issuer is to be Wells Fargo) for the account of Borrowers. To request the issuance of an L/C or an L/C Undertaking (or the amendment, renewal, or extension of an outstanding L/C or L/C Undertaking), Administrative Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and Agent (reasonably in advance of the requested date of issuance, amendment, renewal, or extension) a notice requesting the issuance of an L/C or L/C Undertaking, or identifying the L/C or L/C Undertaking to be amended, renewed, or extended, the date of issuance, amendment, renewal, or extension, the date on which such L/C or L/C Undertaking is to expire, the amount of such L/C or L/C Undertaking, the name and address of the beneficiary thereof (or of the Underlying Letter of Credit, as applicable), and such other information as shall be necessary to prepare, amend, renew, or extend such L/C or L/C Undertaking. If requested by the Issuing Lender, Borrowers also shall be an applicant under the application with respect to any Underlying Letter of Credit that is to be the subject of an L/C Undertaking. The Issuing Lender shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested Letter of Credit:

(i) the Letter of Credit Usage would exceed the Borrowing Base less the amount of outstanding Advances, or

(ii) the Letter of Credit Usage would exceed $5,000,000, or

(iii) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the then extant amount of outstanding Advances.

Borrowers and the Lender Group acknowledge and agree that certain Underlying Letters of Credit may be issued to support letters of credit that already are outstanding as of the Closing Date. Each Letter of Credit (and corresponding Underlying Letter of Credit) shall be in form and substance acceptable to the Issuing Lender (in the exercise of its Permitted Discretion), including the requirement that the amounts payable thereunder must be payable in Dollars. If Issuing Lender is obligated to advance funds under a Letter of Credit, Borrowers immediately shall reimburse such L/C Disbursement to Issuing Lender by paying to Agent an amount equal to such L/C Disbursement not later than 11:00 a.m., California time, on the date that such L/C Disbursement is made, if Administrative Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 10:00 a.m., California time, on such date, or, if such notice has not been received by Administrative Borrower prior to such time on such date, then not later than 11:00 a.m., California time, on (i) the Business Day that Administrative Borrower receives such notice, if such notice is received prior to 10:00 a.m., California time, on the date of receipt, and, in the absence of such reimbursement, the L/C Disbursement immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances that are Base Rate Loans under Section 2.6. To the extent an L/C Disbursement is deemed to be an Advance hereunder, Borrowers’ obligation to reimburse such L/C Disbursement shall be discharged and replaced by the resulting Advance. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to the Issuing Lender or, to the extent that Lenders have made payments pursuant to Section 2.12(c) to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interest may appear.

(b) Promptly following receipt of a notice of L/C Disbursement pursuant to Section 2.12(a), each Lender with a Revolver Commitment agrees to fund its Pro Rata Share of any Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if Borrowers had requested such Advance and Agent shall promptly pay to Issuing Lender the amounts so received by it from the Lenders. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the Lenders with Revolver Commitment, the Issuing Lender shall be deemed to have granted to each Lender with a Revolver Commitment, and each Lender with a Revolver Commitment shall be deemed to have purchased, a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit, and each such Lender agrees to pay to Agent, for the account of the Issuing Lender, such Lender’s Pro Rata Share of any payments made by the Issuing Lender under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender with a Revolver Commitment hereby absolutely and unconditionally agrees to pay to Agent, for the account of the Issuing Lender, such Lender’s Pro Rata Share of each L/C Disbursement made by the Issuing Lender and not reimbursed by Borrowers on the date due as provided in clause (a) of this Section, or of any reimbursement payment required to be refunded to Borrowers for any reason. Each Lender with a Revolver Commitment acknowledges and agrees that its obligation to deliver to Agent, for the account of the Issuing Lender, an amount equal to its respective Pro Rata Share pursuant to this Section 2.12(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 3 hereof. If any such Lender fails to make available to Agent the amount of such Lender’s Pro Rata Share of any payments made by the Issuing Lender in respect of such Letter of Credit as provided in this Section, Agent (for the account of the Issuing Lender) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate until paid in full.

(c) Each Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless from any loss, cost, expense, or liability, and reasonable attorneys fees incurred by the Lender Group arising out of or in connection with any Letter of Credit; provided, however, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group. Each Borrower agrees to be bound by the Underlying Issuer’s regulations and interpretations of any Underlying Letter of Credit or by Issuing Lender’s interpretations of any L/C issued by Issuing Lender to or for such Borrower’s account, even though this interpretation may be different from such Borrower’s own, and each Borrower understands and agrees that the Lender Group shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrowers’ instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto, except for those errors, negligence or mistakes that constitute the gross negligence or willful misconduct of the Lender Group. Each Borrower understands that the L/C Undertakings may require Issuing Lender to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrowers against such Underlying Issuer. Each Borrower hereby agrees to indemnify, save, defend, and hold the Lender Group harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the Lender Group under any L/C Undertaking as a result of the Lender Group’s indemnification of any Underlying Issuer; provided, however, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the Issuing Lender or any other member of the Lender Group. Nothing herein shall constitute a waiver of any claim under applicable law that Borrowers, as account parties, may have against the Issuing Lender or the Underlying Issuer in connection with an L/C or an L/C Undertaking, including without limitation a claim for wrongful payment.

(d) Each Borrower hereby authorizes and directs any Underlying Issuer to deliver to the Issuing Lender all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon the Issuing Lender’s instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.

(e) Any and all charges, commissions, fees, and costs incurred by the Issuing Lender relating to Underlying Letters of Credit shall be Lender Group Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrowers to Agent for the account of the Issuing Lender; it being acknowledged and agreed by each Borrower that, as of the Closing Date, the issuance charge imposed by the prospective Underlying Issuer is .825% per annum times the face amount of each Underlying Letter of Credit, that such issuance charge may be changed from time to time, and that the Underlying Issuer also imposes a schedule of charges for amendments, extensions, drawings, and renewals.

(f) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

(i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

(ii) there shall be imposed on the Underlying Issuer or the Lender Group any other condition regarding any Underlying Letter of Credit or any Letter of Credit issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the Lender Group of issuing, making, guaranteeing, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by the Lender Group, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Administrative Borrower, and Borrowers shall pay on demand such amounts as Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Base Rate Loans hereunder. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

2.13.	LIBOR Option.

(a) Interest and Interest Payment Dates. In lieu of having interest charged at the rate based upon the Base Rate, Borrowers shall have the option (the “LIBOR Option”) to have interest on all or a portion of the Advances be charged at a rate of interest based upon the LIBOR Rate. Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto, (ii) the occurrence of an Event of Default in consequence of which the Required Lenders or Agent on behalf thereof elect to accelerate the maturity of all or any portion of the Obligations, or (iii) termination of this Agreement pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Administrative Borrower properly has exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, Borrowers no longer shall have the option to request that Advances bear interest at the LIBOR Rate and Agent shall have the right to convert the interest rate on all outstanding LIBOR Rate Loans to the rate then applicable to Base Rate Loans hereunder.

(b) LIBOR Election.

(i) Administrative Borrower may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the LIBOR Option by notifying Agent prior to 11:00 a.m. (California time) at least 3 Business Days prior to the commencement of the proposed Interest Period (the “LIBOR Deadline”). Notice of Administrative Borrower’s election of the LIBOR Option for a permitted portion of the Advances and an Interest Period pursuant to this Section shall be made by delivery to Agent of a LIBOR Notice received by Agent before the LIBOR Deadline, or by telephonic notice received by Agent before the LIBOR Deadline (to be confirmed by delivery to Agent of a LIBOR Notice received by Agent prior to 5:00 p.m. (California time) on the same day. Promptly upon its receipt of each such LIBOR Notice, Agent shall provide a copy thereof to each of the Lenders having a Revolver Commitment.

(ii) Each LIBOR Notice shall be irrevocable and binding on Borrowers. In connection with each LIBOR Rate Loan, each Borrower shall indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense incurred by Agent or any Lender as a result of (a) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, and expenses, collectively, “Funding Losses”). Funding Losses shall, with respect to Agent or any Lender, be deemed to equal the amount determined by Agent or such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such LIBOR Rate Loan had such event not occurred, at the LIBOR Rate that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period therefor), minus (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which Agent or such Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market. A certificate of Agent or a Lender delivered to Administrative Borrower setting forth any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section shall be conclusive absent manifest error.

(iii) Borrowers shall have not more than 5 LIBOR Rate Loans in effect at any given time. Borrowers only may exercise the LIBOR Option for LIBOR Rate Loans of at least $1,000,000 and integral multiples of $500,000 in excess thereof.

(c) Prepayments. Borrowers may prepay LIBOR Rate Loans at any time; provided, however, that in the event that LIBOR Rate Loans are prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any automatic prepayment through the required application by Agent of proceeds of Collections in accordance with Section 2.4(b) or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, each Borrower shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with clause (b) above.

(d) Special Provisions Applicable to LIBOR Rate.

(i) The LIBOR Rate may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding loans bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give Administrative Borrower and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Administrative Borrower may, by notice to such affected Lender (y) require such Lender to furnish to Administrative Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made (together with any amounts due under clause (b)(ii) above).

(ii) In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Advances or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Agent and Administrative Borrower and Agent promptly shall transmit the notice to each other Lender and (y) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender’s notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (z) Borrowers shall not be entitled to elect the LIBOR Option until such Lender determines that it would no longer be unlawful or impractical to do so.

(e) No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate. The provisions of this Section shall apply as if each Lender or its Participants had match funded any Obligation as to which interest is accruing at the LIBOR Rate by acquiring eurodollar deposits for each Interest Period in the amount of the LIBOR Rate Loans.

2.14.	Capital Requirements.

If, after the date hereof, any Lender determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), the effect of reducing the return on such Lender’s or such holding company’s capital as a consequence of such Lender’s Commitments hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender’s or such holding company’s then existing policies with respect to capital adequacy and assuming the full utilization of such entity’s capital) by any amount deemed by such Lender to be material, then such Lender may notify Administrative Borrower and Agent thereof. Following receipt of such notice, Borrowers agree to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 90 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender’s calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods.

2.15.	Joint and Several Liability of Borrowers.

(a) Each of Borrowers is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agent and the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each of Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations.

(b) Each of Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 2.15), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each Person composing Borrowers without preferences or distinction among them.

(c) If and to the extent that any of Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the

Obligations in accordance with the terms thereof, then in each such event the other Persons composing Borrowers will make such payment with respect to, or perform, such Obligation.

(d) The Obligations of each Person composing Borrowers under the provisions of this Section 2.15 constitute the absolute and unconditional, full recourse Obligations of each Person composing Borrowers enforceable against each such Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

(e) Except as otherwise expressly provided in this Agreement, each Person composing Borrowers hereby waives notice of acceptance of its joint and several liability, notice of any Advances or Letters of Credit issued under or pursuant to this Agreement, notice of the occurrence of any Default, Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by Agent or Lenders under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement). Each Person composing Borrowers hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Agent or Lenders at any time or times in respect of any default by any Person composing Borrowers in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Person composing Borrowers. Without limiting the generality of the foregoing, each of Borrowers assents to any other action or delay in acting or failure to act on the part of any Agent or Lender with respect to the failure by any Person composing Borrowers to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.15 afford grounds for terminating, discharging or relieving any Person composing Borrowers, in whole or in part, from any of its Obligations under this Section 2.15, it being the intention of each Person composing Borrowers that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of such Person composing Borrowers under this Section 2.15 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Person composing Borrowers under this Section 2.15 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Person composing Borrowers or any Agent or Lender. The joint and several liability of the Persons composing Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, constitution or place of formation of any of the Persons composing Borrowers or any Agent or Lender.

(f) Each Person composing Borrowers represents and warrants to Agent and Lenders that such Borrower is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Person composing Borrowers further represents and warrants to Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Person composing Borrowers hereby covenants that such Borrower will continue to keep informed of Borrowers’ financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations.

(g) The provisions of this Section 2.15 are made for the benefit of the Agent, the Lenders and their respective successors and assigns, and may be enforced by it or them from time to time against any or all of the Persons composing Borrowers as often as occasion therefor may arise and without requirement on the part of any such Agent, Lender, successor or assign first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Persons composing Borrowers or to exhaust any remedies available to it or them against any of the other Persons composing Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.15 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any Agent or Lender upon the insolvency, bankruptcy or reorganization of any of the Persons composing Borrowers, or otherwise, the provisions of this Section 2.15 will forthwith be reinstated in effect, as though such payment had not been made.

(h) Each of the Persons composing Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Persons composing Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or the Lenders with respect to any of the Obligations or any collateral security therefor until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to any Agent or Lender hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations and, in the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceeding under the laws of any jurisdiction relating to any Borrower, its debts or its assets, whether voluntary or involuntary, all such Obligations shall be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made to any other Borrower therefor.

(i) Each of the Persons composing Borrowers hereby agrees that, after the occurrence and during the continuance of any Default or Event of Default, the payment of any amounts due with respect to the indebtedness owing by any Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations.

Each Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Borrower as trustee for the Agent, and the Agent shall deliver any such amounts to the Administrative Agent for application to the Obligations in accordance with Section 2.4(b).

(j) Each of the Credit Parties has jointly and severally guaranteed the Obligations of Borrowers pursuant to the Joint and Several Guaranty.

3.	CONDITIONS; TERM OF AGREEMENT.

3.1.	Conditions Precedent to the Initial Extension of Credit.

The obligation of the Lender Group (or any member thereof) to make the initial Advance (or otherwise to extend any credit provided for hereunder), is subject to the fulfillment, to the satisfaction of Agent, of each of the conditions precedent set forth below:

(a) the Closing Date shall occur on or before October 25, 2002;

(b) Agent shall have filed all financing statements required by Agent, and Agent shall have received searches reflecting the filing of all such financing statements;

(c) Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect:

(i) the Cash Management Agreements,

(ii) the Control Agreements,

(iii) the Disbursement Letter,

(iv) the Due Diligence Letter,

(v) the Fee Letter,

(vi) the Joint and Several Guaranty,

(vii) the Officers’ Certificate,

(viii) the Patent Security Agreement,

(ix) the Pay-Off Letter, together with UCC termination statements and other documentation evidencing the termination by Existing Lender of its Liens in and to the properties and assets of Companies,

(x) the Stock Pledge Agreements, together with all certificates representing the shares of Stock pledged thereunder, as well as Stock powers with respect thereto endorsed in blank,

(xi) the Subordination Agreement,

(xii) the Preferred Stockholders Subordination Agreement,

(xiii) the Trademark Security Agreement,

(xiv) the Copyright Security Agreement, and

(xv) the Intercompany Subordination Agreement;

(d) Agent shall have received a certificate from the Secretary of each Borrower attesting to the resolutions of such Borrower’s Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which such Borrower is a party and authorizing specific officers of such Borrower to execute the same;

(e) Agent shall have received copies of each Borrower’s Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of such Borrower;

(f) Agent shall have received a certificate of status with respect to each Borrower, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Borrower, which certificate shall indicate that such Borrower is in good standing in such jurisdiction;

(g) Agent shall have received certificates of status with respect to each Borrower, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Borrower) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Borrower is in good standing in such jurisdictions;

(h) Agent shall have received a certificate from the Secretary of each Credit Party attesting to the resolutions of such Credit Party’s Board of Directors authorizing its execution, delivery, and performance of the Loan Documents to which such Credit Party is a party and authorizing specific officers of such Credit Party to execute the same;

(i) Agent shall have received copies of each Credit Party’s Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of such Credit Party;

(j) Agent shall have received a certificate of status with respect to each Credit Party, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Credit Party, which certificate shall indicate that such Credit Party is in good standing in such jurisdiction;

(k) Agent shall have received certificates of status with respect to each Credit Party, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Credit Party) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Credit Party is in good standing in such jurisdictions;

(1) Agent shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 6.8, the form and substance of which shall be satisfactory to Agent;

(m) Agent shall have received a Collateral Access Agreement with respect to the following location: 19886 Ashburn Road, Ashburn, Virginia 20147;

(n) Agent shall have received opinions of Companies’ counsel in form and substance satisfactory to Agent;

(o) All Collections shall have been directed to the Cash Management Accounts subject to the Cash Management Agreements;

(p) Agent shall have received satisfactory evidence (including a certificate of the chief financial officer of Parent) that all tax returns required to be filed by Companies have been timely filed and all taxes upon Companies or their properties, assets, income, and franchises (including Real Property taxes and payroll taxes) have been paid prior to delinquency, except such taxes that are the subject of a Permitted Protest;

(q) Borrowers shall have the Required Availability after giving effect to the initial extensions of credit hereunder;

(r) Each Borrower shall have registered all of its copyrights that constitute a material asset, constitute copyrightable software, or are necessary to the operation of its business, including the copyrights listed on Schedule 3-1.

(s) Agent shall have completed its business, legal, and collateral due diligence, including (i) a collateral audit and review of Companies’ books and records and verification of Companies’ representations and warranties to the Lender Group, the results of which shall be satisfactory to Agent, and (ii) an inspection of each of the locations where Inventory is located, the results of which shall be satisfactory to Agent;

(t) Agent shall have received completed reference checks with respect to Borrowers’ senior management, the results of which are satisfactory to Agent in its sole discretion;

(u) the holders of at least 70% of the Private Preferred Stock shall have agreed to extend the redemption date of such Stock from May 23, 2003 to no earlier than October 15, 2004;

(v) all cash of Borrowers shall have been wire transferred to Agent;

(w) Agent shall have received Borrowers’ Closing Date Business Plan;

(x) Agent shall have completed its review of Borrowers’ government contracts and be satisfied with the results thereof, and Borrower shall have complied with the Assignment of Claims Act for each of their government contracts;

(y) Borrowers shall pay all Lender Group Expenses incurred in connection with the transactions evidenced by this Agreement;

(z) Borrowers shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Borrowers of this Agreement or any other Loan Document or with the consummation of the transactions contemplated hereby and thereby; and

(aa) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

3.2.	Conditions Subsequent to the Initial Extension of Credit.

The obligation of the Lender Group (or any member thereof) to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of each of the conditions subsequent set forth below (the failure by Borrowers to so perform or cause to be performed constituting an Event of Default):

(a) within 30 days after the Closing Date, deliver to Agent certified copies of the policies of insurance, together with the endorsements thereto, as are required by Section 6.8, the form and substance of which shall be satisfactory to Agent and its counsel; and

(b) within 90 days after the Closing Date, holders of all of the Private Preferred Stock shall have executed and delivered the Preferred Stockholders Standby Agreement and agreed to extend the redemption date from May 23, 2003 to no earlier than October 15,2004.

3.3.	Conditions Precedent to all Extensions of Credit.

The obligation of the Lender Group (or any member thereof) to make all Advances (or to extend any other credit hereunder) shall be subject to the following conditions precedent:

(a) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof;

(c) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against any Company, Agent, any Lender, or any of their Affiliates; and

(d) no Material Adverse Change shall have occurred.

3.4.	Term.

This Agreement shall become effective upon the execution and delivery hereof by Companies, Agent, and the Lenders and shall continue in full force and effect for a term ending on October 21, 2005 (the “Maturity Date”). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

3.5.	Effect of Termination.

On the date of termination of this Agreement, all Obligations (including contingent reimbursement obligations of Borrowers with respect to any outstanding Letters of Credit and including all Bank Products Obligations) immediately shall become due and payable without notice or demand (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender, and (b) providing cash collateral to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Products Obligations). No termination of this Agreement, however, shall relieve or discharge Borrowers of their duties, Obligations, or covenants hereunder and the Agent’s Liens in the Collateral shall remain in effect until all Obligations have been fully and finally discharged and the Lender Group’s obligations to provide additional credit hereunder have been terminated. When this Agreement has been terminated and all of the Obligations have been fully and finally discharged and the Lender Group’s obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Agent will, at Borrowers’ sole expense, execute and deliver any UCC termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Agent’s Liens and all notices of security interests and liens previously filed by Agent with respect to the Obligations.

3.6.	Early Termination by Borrowers.

Borrowers have the option, at any time upon 90 days prior written notice by Administrative Borrower to Agent, to terminate this Agreement by paying to Agent, for the benefit of the Lender Group, in cash, the Obligations (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender, and (b) providing cash collateral to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Products Obligations), in full, together with the Applicable Prepayment Premium (to be allocated based upon letter agreements between Agent and individual Lenders). If Administrative Borrower has sent a notice of termination pursuant to the provisions of this Section, then the Commitments shall terminate and Borrowers shall be obligated to repay the Obligations (including (a) either (i) providing cash collateral to be held by Agent for the benefit of those Lenders with a Revolver Commitment in an amount equal to 105% of the then extant Letter of Credit Usage, or (ii) causing the original Letters of Credit to be returned to the Issuing Lender, and (b) providing cash collateral to be held by Agent for the benefit of Wells Fargo or its Affiliates with respect to the then extant Bank Products Obligations), in full, together with the Applicable Prepayment Premium, on the date set forth as the date of termination of this Agreement in such notice; provided, that Borrowers shall not be obligated to pay the Applicable Prepayment Premium if the Obligations are repaid in full with proceeds of a financing provided by Wells Fargo. In the event of the termination of this Agreement and repayment of the Obligations at any time prior to the Maturity Date, for any other reason, including (a) termination upon the election of the Required Lenders to terminate after the occurrence of an Event of Default, (b) foreclosure and sale of Collateral, (c) sale of the Collateral in any Insolvency Proceeding, or (iv) restructure, reorganization or compromise of the Obligations by the confirmation of a plan of reorganization, or any other plan of compromise, restructure, or arrangement in any Insolvency Proceeding, then, in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Lender Group or profits lost by the Lender Group as a result of such early termination, and by mutual agreement of the parties as to a reasonable estimation and calculation of the lost profits or damages of the Lender Group, Borrowers shall pay the Applicable Prepayment Premium to Agent (to be allocated based upon letter agreements between Agent and individual Lenders), measured as of the date of such termination.

4.	CREATION OF SECURITY INTEREST.

4.1.	Grant of Security Interest.

Each Company hereby grants to Agent, for the benefit of the Lender Group, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Companies of each of their covenants and duties under the Loan Documents. The Agent’s Liens in and to the Collateral shall attach to all

Collateral without further act on the part of Agent or Companies. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, Companies have no authority, express or implied, to dispose of any item or portion of the Collateral.

4.2.	Negotiable Collateral.

In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection or priority of Agent’s security interest is dependent on or enhanced by possession, the applicable Company, immediately upon the request of Agent, shall endorse and deliver physical possession of such Negotiable Collateral to Agent.

4.3.	Collection of Accounts, General Intangibles, and Negotiable Collateral.

At any time after the occurrence and during the continuation of an Event of Default, Agent or Agent’s designee may (a) notify Account Debtors of Companies that the Accounts, chattel paper, or General Intangibles have been assigned to Agent or that Agent has a security interest therein, or (b) collect the Accounts, chattel paper, or General Intangibles directly and charge the collection costs and expenses to the Loan Account. Each Company agrees that it will hold in trust for the Lender Group, as the Lender Group’s trustee, any Collections that it receives and immediately will deliver said Collections to Agent or a Cash Management Bank in their original form as received by the applicable Company.

4.4.	Delivery of Additional Documentation Required.

At any time upon the request of Agent, Companies shall execute and deliver to Agent, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the “Additional Documents”) that Agent may request in its Permitted Discretion, in form and substance satisfactory to Agent, to perfect and continue perfected or better perfect the Agent’s Liens in the Collateral (whether now owned or hereafter arising or acquired), to create and perfect Liens in favor of Agent in any Real Property acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, each Company authorizes Agent to execute any such Additional Documents in the applicable Company’s name and authorize Agent to file such executed Additional Documents in any appropriate filing office. In addition, on a quarterly basis (or more frequent periodic basis as Agent shall require), Companies shall (a) provide Agent with a report of all new patentable, copyrightable, or trademarkable materials acquired or generated by Companies during the prior period, (b) cause all patents, copyrights, and trademarks acquired or generated by Companies that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of Companies’ ownership thereof, and (c) cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

4.5.	Power of Attorney.

Each Company hereby irrevocably makes, constitutes, and appoints Agent (and any of Agent’s officers, employees, or agents designated by Agent) as such Company’s true and lawful attorney, with power to (a) if such Company refuses to, or fails timely to execute and deliver any of the documents described in Section 4.4, sign the name of such Company on any of the documents described in Section 4.4, (b) at any time that an Event of Default has occurred and is continuing, sign such Company’s name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors, (c) send requests for verification of Accounts, (d) endorse such Company’s name on any Collection item that may come into the Lender Group’s possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Company’s policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Agent determines to be reasonable, and Agent may cause to be executed and delivered any documents and releases that Agent determines to be necessary. The appointment of Agent as each Company’s attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and the Lender Group’s obligations to extend credit hereunder are terminated.

4.6.	Right to Inspect.

Agent and each Lender (through any of their respective officers, employees, or agents) shall have the right, from time to time hereafter to inspect the Books and to check, test, and appraise the Collateral in order to verify Companies’ financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

4.7.	Control Agreements.

Each Company agrees that it will not transfer assets out of any Securities Accounts other than as permitted under Section 7.19 and, if to another securities intermediary, unless each of the applicable Company, Agent, and the substitute securities intermediary have entered into a Control Agreement. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other Investment Property shall be modified by Companies without the prior written consent of Agent. Upon the occurrence and during the continuance of a Default or Event of Default, Agent may notify any securities intermediary to liquidate the applicable Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Agent’s Account.

4.8.	DDAs.

No Company shall establish any DDA after the Closing Date unless contemporaneously with the establishment of each such DDA, the bank at which the DDA is established enters into a Control Agreement with Agent.

5.	REPRESENTATIONS AND WARRANTIES.

In order to induce the Lender Group to enter into this Agreement, each Company makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects, as of the date hereof, and shall be true, correct, and complete, in all material respects, as of the Closing Date, and at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

5.1.	No Encumbrances.

Each Company has good and indefeasible title to its Collateral and the Real Property, free and clear of Liens except for Permitted Liens.

5.2.	Eligible Accounts.

The Eligible Accounts are bona fide existing payment obligations of Account Debtors created by the sale and delivery of Inventory or the rendition of services to such Account Debtors in the ordinary course of Borrowers’ business, owed to Borrowers without defenses, disputes, offsets, counterclaims, or rights of return or cancellation. As to each Account that is identified by Administrative Borrower as an Eligible Account in a borrowing base report submitted to Agent, such Account is not excluded as ineligible by virtue of one or more of the excluding criteria set forth in the definition of Eligible Accounts. Without limiting the foregoing, any Account identified by a Borrower as an Eligible Account that is owing by the United States, or any department, agency or instrumentality of the United States (i) arises under a contract that does not prohibit the assignment thereof, (ii) arises under a contract that specifies payments totaling $1,000 or more, and (iii) has been assigned to Agent in compliance with the Assignment of Claims Act, 31 U.S.C. § 3727.

5.3.	Copyrights.

Schedule 3.1 lists all copyrights of any Borrower that constitute a material asset, constitute copyrightable software or are necessary to the operation of the business of such Borrower.

5.4.	Equipment.

All of the Equipment is used or held for use in Companies’ business and is fit for such purposes.

5.5.	Location of Inventory and Equipment.

The Inventory and Equipment are not stored with a bailee, warehouseman, or similar party and are located only at the locations identified on Schedule 5.5.

5.6.	Inventory Records.

Each Company keeps correct and accurate records itemizing and describing the type, quality, and quantity of its Inventory and the book value thereof.

5.7.	Location of Chief Executive Office; FEIN.

The chief executive office of each Company is located at the address indicated in Schedule 5.7 and each Company’s FEIN is identified in Schedule 5.7.

5.8.	Due Organization and Qualification; Subsidiaries.

(a) Each Company is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state where the failure to be so qualified reasonably could be expected to have a Material Adverse Change.

(b) Set forth on Schedule 5.8(b), is a complete and accurate description of the authorized capital Stock of each Company, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on Schedule 5.8(b), there are no subscriptions, options, warrants, or calls relating to any shares of each Company’s capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Company is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.

(c) Set forth on Schedule 5.8(c), is a complete and accurate list of each Company’s direct and indirect Subsidiaries, showing: (i) the jurisdiction of their organization; (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries; and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by the applicable Company. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

(d) Except as set forth on Schedule 5.8(c), there are no subscriptions, options, warrants, or calls relating to any shares of any Company’s Subsidiaries’ capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Company or any of its respective Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of any Company’s Subsidiaries’ capital Stock or any security convertible into or exchangeable for any such capital Stock.

5.9.	Due Authorization; No Conflict.

(a) As to each Company, the execution, delivery, and performance by such Company of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Company.

(b) As to each Company, the execution, delivery, and performance by such Company of this Agreement and the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Company, the Governing Documents of any Company, or any order, judgment, or decree of any court or other Governmental Authority binding on any Company, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Company, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Company, other than Permitted Liens, or (iv) require any approval of any Company’s interestholders or any approval or consent of any Person under any material contractual obligation of any Company.

(c) Other than the filing of financing statements and fixture filings, the execution, delivery, and performance by each Company of this Agreement and the Loan Documents to which such Company is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

(d) As to each Company, this Agreement and the other Loan Documents to which such Company is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Company will be the legally valid and binding obligations of such Company, enforceable against such Company in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(e) The Agent’s Liens are validly created, perfected, and first priority Liens, subject only to Permitted Liens.

5.10.	Litigation.

Other than those matters disclosed on Schedule 5.10, there are no actions, suits, or proceedings pending or, to the best knowledge of Companies, threatened against Companies, or any of their Subsidiaries, as applicable, except for (a) matters that are fully covered by insurance (subject to customary deductibles), and (b) matters arising after the Closing Date that, if decided adversely to Companies, or any of their Subsidiaries, as applicable, reasonably could not be expected to result in a Material Adverse Change.

5.11.	No Material Adverse Change.

All financial statements relating to Companies that have been delivered by Companies to the Lender Group have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, Companies’ financial condition as of the date thereof and results of operations for the period then ended. There has not been a Material Adverse Change with respect to Companies since the date of the latest financial statements submitted to the Lender Group on or before the Closing Date.

5.12.	Fraudulent Transfer.

(a) Each Borrower is Solvent.

(b) No transfer of property is being made by any Company and no obligation is being incurred by any Company in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Companies.

5.13.	Employee Benefits.

None of Companies, any of their Subsidiaries, or any of their ERISA Affiliates maintains or contributes to any Benefit Plan.

5.14.	Environmental Condition.

Except as set forth on Schedule 5.14, (a) to Companies’ knowledge, none of Companies’ properties or assets has ever been used by Companies or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such production, storage, handling, treatment, release or transport was in violation, in any material respect, of applicable Environmental Law, (b) to Companies’ knowledge, none of Companies’ properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) none of Companies have received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by Companies, and (d) none of Companies have received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by any Company resulting in the releasing or disposing of Hazardous Materials into the environment.

5.15.	Brokerage Fees.

Companies have not utilized the services of any broker or finder in connection with Companies’ obtaining financing from the Lender Group under this Agreement and no brokerage commission or finders fee is payable by Companies in connection herewith.

5.16.	Intellectual Property.

Each Company owns, or holds licenses in, all trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently conducted. Attached hereto as Schedule 5.16 is a true, correct, and complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations as to which each Company is the owner or is an exclusive licensee. Except as listed on Schedule 5.16, no Company is a party to any license of any trademark, copyright or patent.

5.17.	Leases.

Companies enjoy peaceful and undisturbed possession under all leases material to the business of Companies and to which Companies are a party or under which Companies are operating. All of such leases are valid and subsisting and no material default by Companies exists under any of them.

5.18.	DDAs.

Set forth on Schedule 5.18 are all of the DDAs of each Company, including, with respect to each depository (i) the name and address of that depository, and (ii) the account numbers of the accounts maintained with such depository.

5.19.	Complete Disclosure.

All factual information (taken as a whole) furnished by or on behalf of Companies in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Companies in writing to the Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. On the Closing Date, the Closing Date Projections represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections represent Companies’ good faith best estimate of its future performance for the periods covered thereby.

5.20.	Indebtedness.

Set forth on Schedule 5.20 is a true and complete list of all Indebtedness of each Company outstanding immediately prior to the Closing Date that is to remain outstanding after the Closing Date and such Schedule accurately reflects the aggregate principal amount of such Indebtedness and the principal terms thereof.

6.	AFFIRMATIVE COVENANTS.

Each Company covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Companies shall and shall cause each of their respective Subsidiaries to do all of the following:

6.1.	Accounting System.

Maintain a system of accounting that enables Companies to produce financial statements in accordance with GAAP and maintain records pertaining to the Collateral that contain information as from time to time reasonably may be requested by Agent. Companies also shall keep an inventory reporting system that shows all additions, sales, claims, returns, and allowances with respect to the Inventory.

6.2.	Collateral Reporting.

Provide Agent (and if so requested by Agent, with copies for each Lender) with the following documents at the following times in form satisfactory to Agent:

Daily	(a) a sales journal, collection journal, and credit register since the last such schedule and a calculation of the Borrowing Base as of such date, and

(b) notice of all returns, disputes, or claims;

Monthly (not later than the 5th day of each month)	(c) a detailed calculation of the Borrowing Base (including detail regarding those Accounts that are not Eligible Accounts),
(d) a detailed aging, by total, of the Accounts, together with a reconciliation to the detailed calculation of the Borrowing Base previously provided to Agent, and

(e) a summary aging, by vendor, of Companies’ accounts payable and any book overdraft.

Monthly (not later than the 15th day of each month)	(f) a calculation of Dilution for the prior month.

Quarterly	(g) a detailed list of each Borrower’s customers, and

(h) a report regarding each Company’s accrued, but unpaid, ad valorem taxes;

Upon request by Agent

(i)     copies of invoices in connection with the Accounts, credit memos, remittance advices, deposit slips, shipping and delivery documents in connection with the Accounts and, for Inventory and Equipment acquired by Companies, purchase orders and invoices, and

(j) such other reports as to the Collateral, or the financial condition of Companies as Agent may request in its Permitted Discretion.

In addition, each Company agrees to cooperate fully with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth above.

6.3.	Financial Statements, Reports, Certificates.

Deliver to Agent, with copies to each Lender:

(a) as soon as available, but in any event within 30 days (45 days in the case of a month that is the end of one of the first 3 fiscal quarters in a fiscal year) after the end of each month during each of Parent’s fiscal years,

(i) a company prepared consolidated balance sheet, income statement, and statement of cash flow covering Parent’s and its Subsidiaries’ operations during such period,

(ii) a certificate signed by the chief financial officer of Parent to the effect that:

(A) the financial statements delivered hereunder have been prepared in accordance with GAAP (except for the lack of footnotes and being subject to year-end audit adjustments) and fairly present in all material respects the financial condition of Parent and its Subsidiaries,

(B) the representations and warranties of Companies contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), and

(C) there does not exist any condition or event that constitutes a Default or Event of Default (or, to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action Companies have taken, are taking, or propose to take with respect thereto), and

(iii) for each month that is the date on which a financial covenant in Section 7.20 is to be tested, a Compliance Certificate demonstrating, in reasonable detail, compliance at the end of such period with the applicable financial covenants contained in Section 7.20, and

(b) as soon as available, but in any event within 90 days after the end of each of Parent’s fiscal years,

(i) financial statements of Parent and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants’ letter to management),

(ii) a certificate of such accountants addressed to Agent and the Lenders stating that such accountants do not have knowledge of the existence of any Default or Event of Default under Section 7.20,

(c) as soon as available, but in any event within 30 days prior to the start of each of Parent’s fiscal years,

(i) copies of Companies’ Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its sole discretion, for the forthcoming three years, year by year, and for the forthcoming fiscal year, month by month, certified by the chief financial officer of Parent as being such officer’s good faith best estimate of the financial performance of Parent and its Subsidiaries during the period covered thereby,

(d) if and when filed by any Company,

(i) 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports,

(ii) any other filings made by any Company with the SEC,

(iii) copies of Companies’ federal income tax returns, and any amendments thereto, filed with the Internal Revenue Service, and

(iv) any other information that is provided by Parent to its shareholders generally,

(e) if and when filed by any Company and as requested by Agent, satisfactory evidence of payment of applicable excise taxes in each jurisdictions in which (i) any Company conducts business or is required to pay any such excise tax, (ii) where any Company’s failure to pay any such applicable excise tax would result in a Lien on the properties or assets of any Company, or (iii) where any Company’s failure to pay any such applicable excise tax reasonably could be expected to result in a Material Adverse Change,

(f) as soon as a Company has knowledge of any event or condition that constitutes a Default or an Event of Default, notice thereof and a statement of the curative action that Companies propose to take with respect thereto, and

(g) upon the request of Agent, any other report reasonably requested relating to the financial condition of Companies.

In addition to the financial statements referred to above, Companies agree to deliver financial statements prepared on both a consolidated and consolidating basis and that no Company, or any Subsidiary of a Company, will have a fiscal year different from that of Parent. Companies agree that their independent certified public accountants are authorized to communicate with Agent and to release to Agent whatever financial information concerning Companies that Agent reasonably may request. Each Company waives the right to assert a confidential relationship, if any, it may have with any accounting firm or service bureau in connection with any information requested by Agent pursuant to or in accordance with this Agreement, and agree that Agent may contact directly any such accounting firm or service bureau in order to obtain such information.

6.4.	Government Contracts.

Deliver a certificate, in form and substance satisfactory to Agent, summarizing each contract that a Borrower enters into with the United States, or any department, agency, or instrumentality of the United States. Without limitation, such certificate shall certify the names of the contracting officer, the disbursing officer and any sureties under such contract and certify that such contract does not prohibit the assignment thereof to Agent. At the request of Agent, Borrowers shall furnish Agent with a copy of each government contract.

6.5.	Return.

Cause returns and allowances as between Companies and their Account Debtors, to be on the same basis and in accordance with the usual customary practices of the applicable Company, as they exist at the time of the execution and delivery of this Agreement. If, at a time when no Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to any Company, the applicable Company promptly shall determine the reason for such return and, if the applicable Company accepts such return, issue a credit memorandum (with a copy to be sent to Agent) in the appropriate amount to such Account Debtor. If, at a time when an Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to any Company, the applicable Company promptly shall determine the reason for such return and, if Agent consents (which consent shall not be unreasonably withheld), issue a credit memorandum (with a copy to be sent to Agent) in the appropriate amount to such Account Debtor.

6.6.	Maintenance of Properties.

Maintain and preserve all of its properties which are necessary or useful in the proper conduct to its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder.

6.7.	Taxes.

Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Companies or any of their assets to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Companies will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof satisfactory to Agent indicating that the applicable Company has made such payments or deposits. Companies shall deliver satisfactory evidence of payment of applicable excise taxes in each jurisdictions in which any Company is required to pay any such excise tax.

6.8.	Insurance.

(a) At Borrowers’ expense, maintain insurance respecting its property and assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Companies also shall maintain business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Agent. Companies shall deliver copies of all such policies to Agent with a satisfactory lender’s loss payable endorsement naming Agent as sole loss payee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever.

(b) Administrative Borrower shall give Agent prompt notice of any loss covered by such insurance. Agent shall have the exclusive right to adjust any losses payable under any such insurance policies in excess of $50,000, without any liability to Companies whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to Agent to be applied at the option of the Required Lenders either to the prepayment of the Obligations or shall be disbursed to Administrative Borrower under staged payment terms reasonably satisfactory to the Required Lenders for application to the cost of repairs, replacements, or restorations. Any such repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction.

(c) Companies shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.8,

unless Agent is included thereon as named insured with the loss payable to Agent under a lender’s loss payable endorsement or its equivalent. Administrative Borrower immediately shall notify Agent whenever such separate insurance is taken out, specifying the insurer thereunder and full particulars as to the policies evidencing the same, and copies of such policies promptly shall be provided to Agent.

(d) At Companies’ expense, maintain key man life insurance policies with respect to the following individuals and in the following amounts:

Name	Amount
John B. Wood	$5,000,000
David S. Aldrich	$5,000,000

Notwithstanding the foregoing, in the event either of the foregoing individuals are no longer employed by a Company, Companies will not be required to maintain key man life insurance policies on such individual that is no longer employed so long as no Event of Default exists and Companies’ obtain a replacement key man life insurance policy (in substantially the same form as the policy being replaced) in the amount of $5,000,000 on the life of such individual’s successor at Companies. Companies shall furnish Agent with an “Absolute Assignment” of each such key man life insurance policy, shall record each such “Absolute Assignment” with the issuer of the respective policy, and shall furnish proof of such issuer’s acceptance of such assignment. All proceeds payable under such key man life insurance policies shall be payable to Agent to be applied on account of the Obligations in accordance with Section 2.4(b).

6.9.	Location of Inventory and Equipment.

Keep the Inventory and Equipment only at the locations identified on Schedule 5.5; provided, however, that Administrative Borrower may amend Schedule 5.5 so long as such amendment occurs by written notice to Agent not less than 30 days prior to the date on which the Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, the applicable Company provides any financing statements or fixture filings necessary to perfect and continue perfected the Agent’s Liens on such assets and also provides to Agent a Collateral Access Agreement.

6.10. Compliance with Laws.

Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, including the Fair Labor Standards Act and the Americans With Disabilities Act, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not result in and reasonably could not be expected to result in a Material Adverse Change.

6.11.	Leases.

Pay when due all rents and other amounts payable under any leases to which any Company is a party or by which any Company’s properties and assets are bound, unless such payments are the subject of a Permitted Protest.

6.12.	Brokerage Commissions.

Pay any and all brokerage commission or finders fees incurred in connection with or as a result of Companies’ obtaining financing from the Lender Group under this Agreement. Companies agree and acknowledge that payment of all such brokerage commissions or finders fees shall be the sole responsibility of Companies, and each Company agrees to indemnify, defend, and hold Agent and the Lender Group harmless from and against any claim of any broker or finder arising out of Companies’ obtaining financing from the Lender Group under this Agreement.

6.13.	Existence.

At all times preserve and keep in full force and effect each Company’s valid existence and good standing and any rights and franchises material to Companies’ businesses; provided, that any of the Credit Parties may be dissolved in accordance with applicable law or merged into another Credit Party or a Borrower.

6.14.	Environmental.

(a) Keep any property either owned or operated by any Company free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, (b) comply, in all material respects, with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests, (c) promptly notify Agent of any release of a Hazardous Material of any reportable quantity from or onto property owned or operated by any Company and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, and (d) promptly provide Agent with written notice within 10 days of the receipt of any of the following: (i) notice that an Environmental Lien has been filed against any of the real or personal property of any Company, (ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Company, and (iii) notice of a violation, citation, or other administrative order which reasonably could be expected to result in a Material Adverse Change.

6.15.	Disclosure Updates.

Promptly and in no event later than 5 Business Days after obtaining knowledge thereof, (a) notify Agent if any written information, exhibit, or report furnished to the Lender Group contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and (b) correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement, filing, or recordation thereof.

7.	NEGATIVE COVENANTS.

Each Company covenants and agrees that, so long as any credit hereunder shall be available and until full and final payment of the Obligations, Companies will not and will not permit any of their respective Subsidiaries to do any of the following:

7.1.	Indebtedness.

Create, incur, assume, permit, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

(a) Indebtedness evidenced by this Agreement and the other Loan Documents, together with Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit;

(b) Indebtedness set forth on Schedule 5.20;

(c) Permitted Purchase Money Indebtedness;

(d) refinancings, renewals, or extensions of Indebtedness permitted under clauses (b) and (c) of this Section 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not, in Agent’s judgment, materially impair the prospects of repayment of the Obligations by Borrowers or materially impair Borrowers’ creditworthiness, (ii) such refinancings, renewals, or extensions do not result in an increase in the principal amount of, or interest rate with respect to, the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions, that, taken as a whole, are materially more burdensome or restrictive to the applicable Borrower, and (iv) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness; and

(e) Indebtedness composing Permitted Indebtedness.

7.2.	Liens.

Create, incur, assume, or permit to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced, renewed, or extended under Section 7.1(d) and so long as the replacement Liens only encumber those assets that secured the refinanced, renewed, or extended Indebtedness).

7.3.	Restrictions on Fundamental Changes.

(a) Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock; provided, that any of the Credit Parties may merge into another Credit Party or a Borrower.

(b) Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution); provided, however, that any of the Credit Parties may be dissolved in accordance with applicable law.

(c) Convey, sell, lease, license, assign, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its assets.

7.4.	Disposal of Assets.

Other than Permitted Dispositions, convey, sell, lease, license, assign, transfer, or otherwise dispose of any of the assets of any Company.

7.5.	Change Name.

Change any Company’s name, state of incorporation, FEIN, corporate structure or identity, or add any new fictitious name; provided, however, that a Company may change its name upon at least 30 days prior written notice by Administrative Borrower to Agent of such change and so long as, at the time of such written notification, such Company provides any financing statements or fixture filings necessary to perfect and continue perfected Agent’s Liens.

7.6.	Guarantee.

Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of Companies or which are transmitted or turned over to Agent.

7.7.	Nature of Business.

Make any change in the principal nature of Companies’ business.

7.8.	Prepayments and Amendments.

(a) Except in connection with a refinancing permitted by Section 7.(d), prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Company, other than the Obligations in accordance with this Agreement and the prepayment of the Permitted Indebtedness to the extent permitted under the Subordination Agreement, and

(b) Except in connection with a refinancing permitted by Section 7.1(d), directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Sections 7.1(b) or (c).

(c) Amend, modify, alter, increase, or change any of the terms or conditions of the Permitted Indebtedness or Private Preferred Stock; or prepay, redeem, defease, purchase, exchange or otherwise acquire any of the Permitted Indebtedness.

7.9.	Change of Control.

Cause, permit, or suffer, directly or indirectly, any Change of Control.

7.10.	Consignments.

Consign any Inventory or sell any Inventory on bill and hold (unless such Inventory is purchased by the United States or any department, agency or instrumentality of the United States, such Inventory is segregated from Borrower’s other goods and within 14 days of the date such Inventory is segregated, such Account Debtor shall have executed a DD250 document accepting such goods that are held by a Borrower), sale or return, sale on approval, or other conditional terms of sale.

7.11.	Distributions.

Other than distributions or declaration and payment of dividends by a Company to a Borrower, make any distribution or declare or pay any dividends (in cash or other property, other than common Stock) on, or purchase, acquire, redeem, exchange for Indebtedness, or retire any of any Company’s Stock, of any class, whether now or hereafter outstanding.

7.12.	Accounting Methods.

Modify or change its method of accounting (other than as may be required to conform to GAAP) or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Companies’ accounting records without said accounting firm or service bureau agreeing to provide Agent information regarding the Collateral or Companies’ financial condition.

7.13.	Investments.

Except for Permitted Investments, directly or indirectly, make or acquire any Investment, or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided, however, that Administrative Borrower and its Subsidiaries shall not have Permitted Investments (other than in the Cash Management Accounts) in deposit accounts or Securities Accounts in excess of $25,000 outstanding at any one time unless the Administrative Borrower or any of its Subsidiaries, as applicable, and the applicable securities intermediary or bank have entered into Control Agreements or similar arrangements governing such Permitted Investments, as Agent shall determine in its Permitted Discretion, to perfect (and further establish) the Agent’s Liens in such Permitted Investments.

7.14.	Transactions with Affiliates.

Directly or indirectly enter into or permit to exist any transaction with any Affiliate of any Company except for transactions that are in the ordinary course of Companies’ business, upon fair and reasonable terms, that are fully disclosed to Agent, and that are no less favorable to Companies than would be obtained in an arm’s length transaction with a non-Affiliate. Except as described on Schedule 7.14, without limiting the foregoing, no Borrower shall make any Investments, distributions, transfers or payments to any Credit Party, Telos OK, L.L.C. or Enterworks.

7.15.	Suspension.

Suspend or go out of a substantial portion of its business.

7.16.	Compensation.

Increase the annual fee or per-meeting fees paid to the members of its Board of Directors during any year by more than 15% over the prior year; pay or accrue total cash compensation (other than bonuses based on the successful performance of Borrowers, consistent with past practices of Borrowers and reflected in the Projections), during any year, to its officers and senior management employees in an aggregate amount in excess of 115% of such cash compensation paid or accrued in the prior year.

7.17.	Use of Proceeds.

Use the proceeds of the Advances for any purpose other than (a) on the Closing Date, (i) to repay in full the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, (ii) to repay a portion of the Permitted Indebtedness to the extent permitted under the Subordination Agreement, and (iii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, consistent with the terms and conditions hereof, for its lawful and permitted purposes.

7.18.	Change in Location of Chief Executive Office; Inventory and Equipment with Bailees.

Relocate its chief executive office to a new location without Administrative Borrower providing 30 days prior written notification thereof to Agent and so long as, at the time of such written notification, the applicable Company provides any financing statements or fixture filings necessary to perfect and continue perfected the Agent’s Liens and also provides to Agent a Collateral Access Agreement with respect to such new location. The

Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Agent’s prior written consent.

7.19.	Securities Accounts.

Establish or maintain any Securities Account unless Agent shall have received a Control Agreement in respect of such Securities Account. Companies agree to not transfer assets out of any Securities Account; provided, however, that, so long as no Event of Default has occurred and is continuing or would result therefrom, Companies may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement.

7.20.	Financial Covenants.

(a) Fail to maintain:

(i) Minimum EBITDA. EBITDA, measured on a fiscal month-end basis, for each period set forth below, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto;

Applicable Amount	Applicable Period
$4,634,000	For the 3 month period ending December 31, 2002

$4,820,000	For the 4 month period ending January 31, 2003

$5,209,000	For the 5 month period ending February 28, 2003

$5,706,000	For the 6 month period ending March 31, 2003

$5,987,000	For the 7 month period ending April 30, 2003

$6,913,000	For the 8 month period ending May 31, 2003

$7,650,000	For the 9 month period ending June 30, 2003

$7,925,000	For the 10 month period ending July 31, 2003

Applicable Amount	Applicable Period
$8,312,000	For the 11 month period ending August 31,2003

$8,814,000	For the 12 month period ending September 30, 2003

$8,215,000	For the 12 month period ending October 31, 2003

$7,673,000	For the 12 month period ending November 30, 2003

$6,094,000	For the 12 month period ending December 31, 2003

80% of EBITDA for such period as reflected in the most recent Projections delivered to Agent pursuant to Section 6.3(c) and approved by Required Lenders (but in any event such amount shall not be less than $6,094,000 for any period ending on or prior to December 31, 2004)	For the 12 month period ending January 31, 2004 and the 12 month period ending on the last day of each fiscal month thereafter

(ii) Tangible Net Worth. Tangible Net Worth of at least the required amount set forth in the following table as of the applicable date set forth opposite thereto:

Applicable Amount	Applicable Date
($5,704,000)	December 31, 2002

($5,618,000)	January 31, 2003

($4,790,000)	February 28, 2003

($4,339,000)	March 31,2003

($3,979,000)	April 30, 2003

($3,883,000)	May 31, 2003

($3,658,000)	June 30, 2003

Applicable Amount	Applicable Date
($3,556,000)	July 31, 2003

($3,503,000)	August 31, 2003

($3,255,000)	September 30, 2003

($3,210,000)	October 31, 2003

($2,874,000)	November 30, 2003

($2,584,000)	December 31, 2003

80% (or if negative, 120%) of the Tangible Net Worth as of such date as reflected on the most recent Projections delivered to Agent pursuant to Section 6.3(c) and approved by Required Lenders (but in any event such amount shall not be less than ($2,584,000) as of any date on or prior to December 31, 2004)	January 31, 2004 and the last day of each month thereafter

(b) Make:

(i) Capital Expenditures. Capital expenditures in any period set forth below in excess of the amount set forth in the following table for the applicable period:

Period	Amount
October 1, 2002 through December 31, 2002	$487,000

Fiscal year ending December 31, 2003 and each fiscal year thereafter	$2,000,000

8.	EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Agreement:

8.1 If Companies fail to pay when due and payable or when declared due and payable, all or any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts constituting Obligations);

8.2 (a) If any Company fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Section 6.2 or 6.3 hereof and such failure or neglect continues for a period of 5 days after the date on which such failure or neglect first occurs, (b) if any Company fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in Section 6.1, 6.5, 6.6, 6.7, 6.10, 6.11, 6.12, 6.14 or 6.15 hereof and such failure or neglect continues for a period of 15 days after the date on which such failure or neglect first occurs, or (c) if any Company fails to perform, keep, or observe any other term, provision, condition, covenant, or agreement contained in this Agreement (other than any such term, provision, condition, covenant, or agreement that is expressly dealt with elsewhere in this Section 8) or in any of the other Loan Documents;

8.3 If any material portion of any Company’s or any of its Subsidiaries’ assets is attached, seized, subjected to a writ or distress warrant, levied upon, or comes into the possession of any third Person;

8.4 If an Insolvency Proceeding is commenced by any Company or any of its Subsidiaries;

8.5 If an Insolvency Proceeding is commenced against any Company, or any of its Subsidiaries, and any of the following events occur: (a) the applicable Company or the Subsidiary consents to the institution of the Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Agent (including any successor agent) and each other member of the Lender Group shall be relieved of their obligation to extend credit hereunder, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, any Company or any of its Subsidiaries, or (e) an order for relief shall have been entered therein;

8.6 If any Company or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

8.7 If a notice of Lien, levy, or assessment is filed of record with respect to any Company’s or any of its Subsidiaries’ assets by the United States, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any Company’s or any of its Subsidiaries’ assets and the same is not paid on the payment date thereof;

8.8 If a judgment or other claim becomes a Lien or encumbrance upon any material portion of any Company’s or any of its Subsidiaries’ properties or assets;

8.9 If there is a default in any material agreement to which any Company or any of its Subsidiaries is a party and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of the applicable Company’s or its Subsidiaries’ obligations thereunder, to terminate such agreement, or to refuse to renew such agreement pursuant to an automatic renewal right therein;

8.10 If any Company or any of its Subsidiaries makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness;

8.11 If any misstatement or misrepresentation exists now or hereafter in any warranty, representation, statement, or Record made to the Lender Group by any Company, its Subsidiaries, or any officer, employee, agent, or director of any Company or any of its Subsidiaries;

8.12 If the obligation of any Credit Party under the Joint and Several Guaranty is limited or terminated by operation of law or by such Credit Party thereunder;

8.13 If this Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby;

8.14 Any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Company, or a proceeding shall be commenced by any Company, or by any Governmental Authority having jurisdiction over any Company, seeking to establish the invalidity or unenforceability thereof, or any Company shall deny that any Company has any liability or obligation purported to be created under any Loan Document;

8.15 A default shall occur under that certain Loan Agreement dated as of July 27, 2000 by and among Telos OK, L.L.C., Telos Corporation (a California corporation), Bill Bourgess and BancFirst, as the same is renewed, extended, amended, substituted, replaced or otherwise modified, or a demand is made for payment under (a) that certain Limited Guaranty Agreement ($4,000,000.00 Term Note) dated as of July 1, 2002 executed by Parent in favor of BancFirst or (b) that certain Limited Guaranty Agreement ($750,000.00 Revolving Note) dated as of July 1, 2002 executed by Parent in favor of BancFirst;

8.16 The failure, on or before March 31, 2003, of the holders of the Permitted Indebtedness to amend the maturity date thereof to extend such maturity date from May 23, 2003 to a date no earlier than October 15, 2004, or the failure, on or before March

31, 2005, of the holders of the Permitted Indebtedness to amend the maturity date thereof to extend such maturity date from October 15, 2004 to October 31, 2005;

8.17 The failure, on or before March 31, 2005, of Parent to amend its articles of incorporation to extend the redemption date of the Private Preferred Stock to a date no earlier than October 31, 2005, or the failure of the holders of the Private Preferred Stock to consent to such amendment; or

8.18 Any Credit Party engages in any type of business activity other than the ownership of the equity interests in a Company and performance of its obligations under the Loan Documents to which it is a party.

9.	THE LENDER GROUP’S RIGHTS AND REMEDIES.

9.1.	Rights and Remedies.

Upon the occurrence, and during the continuation, of an Event of Default, the Required Lenders (at their election but without notice of their election and without demand) may authorize and instruct Agent to do any one or more of the following on behalf of the Lender Group (and Agent, acting upon the instructions of the Required Lenders, shall do the same on behalf of the Lender Group), all of which are authorized by Companies:

(a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

(b) Cease advancing money or extending credit to or for the benefit of Borrowers under this Agreement, under any of the Loan Documents, or under any other agreement between Borrowers and the Lender Group;

(c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of the Lender Group, but without affecting any of the Agent’s Liens in the Collateral and without affecting the Obligations;

(d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Agent considers advisable, and in such cases, Agent will credit the Loan Account with only the net amounts received by Agent in payment of such disputed Accounts after deducting all Lender Group Expenses incurred or expended in connection therewith;

(e) Cause Companies to hold all returned Inventory in trust for the Lender Group, segregate all returned Inventory from all other assets of Companies or in Companies’ possession and conspicuously label said returned Inventory as the property of the Lender Group;

(f) Without notice to or demand upon any Company, make such payments and do such acts as Agent considers necessary or reasonable to protect its security interests in the Collateral. Each Company agrees to assemble the Collateral if Agent so requires, and to make the Collateral available to Agent at a place that Agent may designate which is reasonably convenient to both parties. Each Company authorizes Agent to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Agent’s determination appears to conflict with the Agent’s Liens and to pay all expenses incurred in connection therewith and to charge Borrowers’ Loan Account therefor. With respect to any of Companies’ owned or leased premises, each Company hereby grants Agent a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of the Lender Group’s rights or remedies provided herein, at law, in equity, or otherwise;

(g) Without notice to any Company (such notice being expressly waived), and without constituting a retention of any collateral in satisfaction of an obligation (within the meaning of the Code), set off and apply to the Obligations any and all (i) balances and deposits of any Company held by the Lender Group (including any amounts received in the Cash Management Accounts), or (ii) Indebtedness at any time owing to or for the credit or the account of any Company held by the Lender Group;

(h) Hold, as cash collateral, any and all balances and deposits of any Company held by the Lender Group, and any amounts received in the Cash Management Accounts, to secure the full and final repayment of all of the Obligations;

(i) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Each Company hereby grants to Agent a license or other right to use, without charge, such Company’s labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and such Company’s rights under all licenses and all franchise agreements shall inure to the Lender Group’s benefit;

(j) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Companies’ premises) as Agent determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

(k) Agent shall give notice of the disposition of the Collateral as follows:

(i) Agent shall give Administrative Borrower (for the benefit of the applicable Company) a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, the time on or after which the private sale or other disposition is to be made; and

(ii) The notice shall be personally delivered or mailed, postage prepaid, to Administrative Borrower as provided in Section 12, at least 10 days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

(l) Agent, on behalf of the Lender Group may credit bid and purchase at any public sale;

(m) Agent may seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

(n) The Lender Group shall have all other rights and remedies available to it at law or in equity pursuant to any other Loan Documents; and

(o) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Companies. Any excess will be returned, without interest and subject to the rights of third Persons, by Agent to Administrative Borrower (for the benefit of the applicable Company).

9.2.	Remedies Cumulative.

The rights and remedies of the Lender Group under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.

10.	TAXES AND EXPENSES.

If any Company fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Agent, in its sole discretion and without prior notice to any Company, may do any or all of the following: (a) make payment of the same or any part thereof, (b) set up such reserves in Borrowers’ Loan Account as Agent deems necessary to protect the Lender Group from the exposure created by such failure, or (c) in the case of the failure to comply with Section 6.8 hereof, obtain and maintain insurance policies of the type described in Section 6.8 and take any action with respect to such policies as Agent deems prudent. Any such amounts paid by Agent shall constitute Lender Group Expenses and any such payments shall not constitute an agreement by the Lender Group to make similar payments in the future or a waiver by the Lender Group of any Event of Default under this Agreement. Agent need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

11.	WAIVERS; INDEMNIFICATION.

11.1.	Demand; Protest; etc.

Each Company waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which any such Company may in any way be liable.

11.2.	The Lender Group’s Liability for Collateral.

Each Company hereby agrees that: (a) so long as the Lender Group complies with its obligations, if any, under the Code, Agent shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Companies.

11.3.	Indemnification.

Each Company shall pay, indemnify, defend, and hold the Agent-Related Persons, the Lender-Related Persons with respect to each Lender, each Participant, and each of their respective officers, directors, employees, agents, and attorneys-in-fact (each, an “Indemnified Person”) harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the “Indemnified Liabilities”). The foregoing to the contrary notwithstanding, Companies shall have no obligation to any Indemnified Person under this Section 11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Companies were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Companies with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

12.	NOTICES.

Unless otherwise provided in this Agreement, all notices or demands by Companies or Agent to the other relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as Administrative Borrower or Agent, as applicable, may designate to each other in accordance herewith), or telefacsimile to Companies in care of Administrative Borrower or to Agent, as the case may be, at its address set forth below:

If to Administrative Borrower:	TELOS CORPORATION 19886 Ashburn Road Ashburn, Virginia 20147 Attn: Thomas Ferrara Fax No. (703) 724-1468

with copies to:	TELOS CORPORATION 19886 Ashburn Road Ashburn, Virginia 20147 Attn: Michael P. Flaherty, General Counsel Fax No. (703) 724-1468

If to Lender:	FOOTHILL CAPITAL CORPORATION 2450 Colorado Avenue Suite 3000 West Santa Monica, California 90404 Attn: Business Finance Division Manager Fax No. (310) 453-7443

with copies to:	GOLDBERG, KOHN, BELL, BLACK, ROSENBLOOM & MORITZ, LTD. 55 East Monroe Street Suite 3700 Chicago, Illinois 60603 Attn: Gary Zussman, Esq. Fax No. (312) 332-2196

Agent and Companies may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 12, other than notices by Agent in connection with enforcement rights against the Collateral under the provisions of the Code, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in the mail. Each Company acknowledges and agrees that notices sent by the Lender Group in connection with the exercise of enforcement rights against Collateral under the provisions of the Code shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or any other method set forth above.

13.	CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

(a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWERS AND THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13(b).

COMPANIES AND THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COMPANIES AND THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER

AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

14.	ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS.

14.1.	Assignments and Participations.

(a) Any Lender may, with the written consent of Agent (provided that no written consent of Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Transferee), assign and delegate to one or more assignees (each an “Assignee”) all, or any ratable part of all, of the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount of $5,000,000 (provided, that so long as no Event of Default exists and the Maximum Revolving Amount does not exceed $22,500,000, there shall be no more than four Lenders holding commitments at any time and Bank of America National Association shall not be one of the Lenders); provided, however, that Companies and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Administrative Borrower and Agent by such Lender and the Assignee, (ii) such Lender and its Assignee have delivered to Administrative Borrower and Agent an Assignment and Acceptance in form and substance satisfactory to Agent, and (iii) the assignor Lender or Assignee has paid to Agent for Agent’s separate account a processing fee in the amount of $5,000. Anything contained herein to the contrary notwithstanding, the consent of Agent shall not be required (and payment of any fees shall not be required) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender.

(b) From and after the date that Agent notifies the assignor Lender (with a copy to Administrative Borrower) that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 11.3 hereof) and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall affect a novation between Borrowers and the Assignee.

(c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto, (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Companies or the performance or observance by Companies of any of their obligations under this Agreement or any other Loan Document furnished pursuant hereto, (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (4) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (5) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement as are delegated to Agent, by the terms hereof, together with such powers as are reasonably incidental thereto, and (6) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d) Immediately upon each Assignee’s making its processing fee payment under the Assignment and Acceptance and receipt and acknowledgment by Agent of such fully executed Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

(e) Any Lender may at any time, with the written consent of Agent, sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of such Lender (a “Participant”) participating interests in its Obligations, the Commitment, and the other rights and interests of that Lender (the “Originating Lender”) hereunder and under the other Loan Documents (provided that no written consent of Agent shall be required in connection with any sale of any such participating interests by a Lender to an Eligible Transferee); provided, however, that (i) the Originating Lender shall remain a “Lender” for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a “Lender” hereunder or under the other Loan Documents and the Originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Companies, Agent, and the Lenders shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender’s rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or a material portion of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender, or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums; and (v) all amounts payable by Companies hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Companies, the Collections, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves.

(f) In connection with any such assignment or participation or proposed assignment or participation, a Lender may disclose all documents and information which it now or hereafter may have relating to Companies or Companies’ business.

(g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR § 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

14.2.	Successors.

This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Companies may not assign this Agreement or any rights or duties hereunder without the Lenders’ prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release any Company from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 14.1 hereof and, except as expressly required pursuant to Section 14.1 hereof, no consent or approval by any Company is required in connection with any such assignment.

15.	AMENDMENTS; WAIVERS.

15.1.	Amendments and Waivers.

No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by Companies therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and Administrative Borrower (on behalf of all Companies) and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders affected thereby and Administrative Borrower (on behalf of all Companies) and acknowledged by Agent, do any of the following:

(a) increase or extend any Commitment of any Lender,

(b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,

(c) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document,

(d) change the percentage of the Commitments that is required to take any action hereunder,

(e) amend this Section or any provision of the Agreement providing for consent or other action by all Lenders,

(f) release Collateral other than as permitted by Section 16.12,

(g) change the definition of “Required Lenders”,

(h) contractually subordinate any of the Agent’s Liens,

(i) release any Company from any obligation for the payment of money, or

(j) change the definition of Borrowing Base or the definitions of Eligible Accounts, Maximum Revolver Amount, or change Section 2. 1 (b); or

(k) amend any of the provisions of Section 16.

and, provided further, however, that no amendment, waiver or consent shall, unless in writing and signed by Agent, Issuing Lender, or Swing Lender, affect the rights or duties of Agent, Issuing Lender, or Swing Lender, as applicable, under this Agreement or any other Loan Document. The foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Companies, shall not require consent by or the agreement of Companies.

15.2.	Replacement of Holdout Lender.

If any action to be taken by the Lender Group or Agent hereunder requires the unanimous consent, authorization, or agreement of all Lenders, and a Lender (“Holdout Lender”) fails to give its consent, authorization, or agreement, then Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more substitute Lenders (each, a “Replacement Lender”), and the Holdout Lender shall have not right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.

Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance Agreement, subject only to the Holdout Lender being repaid its share of the outstanding Obligations (including an assumption of its Pro Rata Share of the Risk Participation Liability) without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance Agreement prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance Agreement. The replacement of any Holdout Lender shall be made in accordance with the terms of Section 14.1. Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender’s Pro Rata Share of Advances and to purchase a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit.

15.3.	No Waivers; Cumulative Remedies.

No failure by Agent or any Lender to exercise any right, remedy, or option under this Agreement or, any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent’s and each Lender’s rights thereafter to require strict performance by Companies of any provision of this Agreement. Agent’s and each Lender’s rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have.

16.	AGENT; THE LENDER GROUP.

16.1.	Appointment and Authorization of Agent.

Each Lender hereby designates and appoints Foothill as its representative under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this Section 16. The provisions of this Section 16 are solely for the benefit of Agent, and the Lenders, and Companies shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word “Agent” is for convenience only, that Foothill is merely the representative of the Lenders, and only has the contractual duties set forth herein. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Advances, for itself or on behalf of Lenders as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management accounts as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Companies, the Obligations, the Collateral, the Collections, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.

16.2.	Delegation of Duties.

Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

16.3.	Liability of Agent.

None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Company or any Subsidiary or Affiliate of any Company, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the Books or properties of Companies or the books or records or properties of any of Companies’ Subsidiaries or Affiliates.

16.4.	Reliance by Agent.

Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Companies or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

16.5.	Notice of Default or Event of Default.

Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Administrative Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a “notice of default.” Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 16.4, Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, however, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

16.6.	Credit Decision.

Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Companies and their Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Companies and any other Person (other than the Lender Group) party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Companies and any other Person (other than the Lender Group) party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrowers and any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.

16.7.	Costs and Expenses; Indemnification.

Agent may incur and pay Lender Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, reasonable attorneys fees and expenses, costs of collection by outside collection agencies and auctioneer fees and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Companies are obligated to reimburse Agent or Lenders for such expenses pursuant to the Loan Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from Collections received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders. In the event Agent is not reimbursed for such costs and expenses from Collections received by Agent, each Lender hereby agrees that it is and shall be obligated to pay to or reimburse Agent for the amount of such Lender’s Pro Rata Share thereof. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Companies and without limiting the obligation of Companies to do so), according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person’s gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make an Advance or other extension of credit hereunder. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender’s ratable share of any costs or out-of-pocket expenses (including attorneys fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Companies. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.

16.8.	Agent in Individual Capacity.

Foothill and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Companies and their Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though Foothill were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, Foothill or its Affiliates may receive information regarding Companies or their Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Companies or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms “Lender” and “Lenders” include Foothill in its individual capacity.

16.9.	Successor Agent.

Agent may resign as Agent upon 45 days notice to the Lenders. If Agent resigns under this Agreement, the Required Lenders shall appoint a successor Agent for the Lenders. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with the Lenders, a successor Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders. In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term “Agent” shall mean such successor Agent and the retiring Agent’s appointment, powers, and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 45 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders appoint a successor Agent as provided for above.

16.10.	Lender in Individual Capacity.

Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Companies and their Subsidiaries and Affiliates and any other Person (other than the Lender Group) party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Companies or their Affiliates and any other Person (other than the Lender Group) party to any Loan Documents that is subject to confidentiality obligations in favor of Companies or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender not shall be under any obligation to provide such information to them. With respect to the Swing Loans and Agent Advances, Swing Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the sub-agent of the Agent.

16.11.	Withholding Taxes.

(a) If any Lender is a “foreign corporation, partnership or trust” within the meaning of the IRC and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the IRC, such Lender agrees with and in favor of Agent and Companies, to deliver to Agent and Administrative Borrower:

(i) if such Lender claims an exemption from withholding tax pursuant to its portfolio interest exception, (a) a statement of the Lender, signed under penalty of perjury, that it is not a (i) a “bank” as described in Section 881(c)(3)(A) of the IRC, (ii) a 10% shareholder (within the meaning of Section 881(c)(3)(B) of the IRC), or (iii) a controlled foreign corporation described in Section 881(c)(3)(C) of the IRC, and (B) a properly completed IRS Form W-8BEN, before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;

(ii) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Form W-8BEN before the first payment of any interest under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;

(iii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the first payment of any interest is due under this Agreement and at any other time reasonably requested by Agent or Administrative Borrower;

(iv) such other form or forms as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees promptly to notify Agent and Administrative Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

(b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form W-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Companies to such Lender, such Lender agrees to notify Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of Companies to such Lender. To the extent of such percentage amount, Agent will treat such Lender’s IRS Form W-8BEN as no longer valid.

(c) If any Lender is entitled to a reduction in the applicable withholding tax, Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to Agent, then Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

(d) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent under this Section, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

(e) All payments made by Companies hereunder or under any note or other Loan Document will be made without setoff, counterclaim, or other defense, except as required by applicable law other than for Taxes (as defined below). All such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction (other than the United States) or by any political subdivision or taxing authority thereof or therein (other than of the United States) with respect to such payments (but excluding, any tax imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein (i) measured by or based on the net income or net profits of a Lender, or (ii) to the extent that such tax results from a change in the circumstances of the Lender, including a change in the residence, place of organization, or principal place of business of the Lender, or a change in the branch or lending office of the Lender participating in the transactions set forth herein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as “Taxes”). If any Taxes are so levied or imposed, each Company agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any note, including any amount paid pursuant to this Section 16.11(e) after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; provided, however, that Companies shall not be required to increase any such amounts payable to Agent or any Lender (i) that is not organized under the laws of the United States, if such Person fails to comply with the other requirements of this Section 16.11, or (ii) if the increase in such amount payable results from Agent’s or such Lender’s own willful misconduct or gross negligence. Companies will furnish to Agent as promptly as possible after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Companies.

16.12.	Collateral Matters.

(a) The Lenders hereby irrevocably authorize Agent, at its option and in its sole discretion, to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Companies of all Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Administrative Borrower certifies to Agent that the sale or disposition is permitted under Section 7.4 of this Agreement or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which no Company owned any interest at the time the security interest was granted or at any time thereafter, or (iv) constituting property leased to a Company under a lease that has expired or is terminated in a transaction permitted under this Agreement. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral, all of the Lenders, or (z) otherwise, the Required Lenders. Upon request by Agent or Administrative Borrower at any time, the Lenders will confirm in writing Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 16.12; provided, however, that (1) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent’s opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Companies in respect of) all interests retained by Companies, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(b) Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by Companies or is cared for, protected, or insured or has been encumbered, or that the Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent’s own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise provided herein.

16.13.	Restrictions on Actions by Lenders; Sharing of Payments.

(a) Each of the Lenders agrees that it shall not, without the express consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of Agent, set off against the Obligations, any amounts owing by such Lender to Companies or any deposit accounts of Companies now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral the purpose of which is, or could be, to give such Lender any preference or priority against the other Lenders with respect to the Collateral.

(b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or (ii) payments from Agent in excess of such Lender’s ratable portion of all such distributions by Agent, such Lender promptly shall (1) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

16.14.	Agency for Perfection.

Agent hereby appoints each other Lender as its agent (and each Lender hereby accepts such appointment) for the purpose of perfecting the Agent’s Liens in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor shall deliver such Collateral to Agent or in accordance with Agent’s instructions.

16.15.	Payments by Agent to the Lenders.

All payments to be made by Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, or interest of the Obligations.

16.16.	Concerning the Collateral and Related Loan Documents.

Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the benefit of the Lender Group. Each member of the Lender Group agrees that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

16.17.	Field Audits and Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information.

By becoming a party to this Agreement, each Lender:

(a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a “Report” and collectively, “Reports”) prepared by Agent, and Agent shall so furnish each Lender with such Reports,

(b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report,

(c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Companies and will rely significantly upon the Books, as well as on representations of Companies’ personnel,

(d) agrees to keep all Reports and other material, non-public information regarding Companies and their Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner; it being understood and agreed by Companies that in any event such Lender may make disclosures (a) to counsel for and other advisors, accountants, and auditors to such Lender, (b) reasonably required by any bona fide potential or actual Assignee or Participant in connection with any contemplated or actual assignment or transfer by such Lender of an interest herein or any participation interest in such Lender’s rights hereunder, (c) of information that has become public by disclosures made by Persons other than such Lender, its Affiliates, assignees, transferees, or Participants, or (d) as required or requested by any court, governmental or administrative agency, pursuant to any subpoena or other legal process, or by any law, statute, regulation, or court order; provided, however, that, unless prohibited by applicable law, statute, regulation, or court order, such Lender shall notify Administrative Borrower of any request by any court, governmental or administrative agency, or pursuant to any subpoena or other legal process for disclosure of any such non-public material information concurrent with, or where practicable, prior to the disclosure thereof, and

(e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to

Companies, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of Companies; and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

In addition to the foregoing: (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Companies to Agent that has not been contemporaneously provided by Companies to such Lender, and, upon receipt of such request, Agent shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Companies, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender’s notice to Agent, whereupon Agent promptly shall request of Administrative Borrower the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from Administrative Borrower, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Administrative Borrower a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.

16.18.	Several Obligations; No Liability.

Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 16.7, no member of the Lender Group shall have any liability for the acts or any other member of the Lender Group. No Lender shall be responsible to any Company or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.

16.19.	Legal Representation of Agent.

In connection with the negotiation, drafting, and execution of this Agreement and the other Loan Documents, or in connection with future legal representation relating to loan administration, amendments, modifications, waivers, or enforcement of remedies, Goldberg, Kohn, Bell, Black, Rosenbloom & Moritz, Ltd. (“GK”) only has represented and only shall represent Foothill in its capacity as Agent and as a Lender. Each other Lender hereby acknowledges that GK does not represent it in connection with any such matters.

17.	GENERAL PROVISIONS.

17.1.	Effectiveness.

This Agreement shall be binding and deemed effective when executed by Companies, Agent, and each Lender whose signature is provided for on the signature pages hereof.

17.2.	Section Headings.

Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

17.3.	Interpretation.

Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender Group or Companies, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

17.4.	Severability of Provisions.

Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

17.5.	Amendments in Writing.

This Agreement only can be amended by a writing in accordance with Section 15.1.

17.6.	Counterparts; Telefacsimile Execution.

This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

17.7.	Revival and Reinstatement of Obligations.

If the incurrence or payment of the Obligations by any Company or the transfer to the Lender Group of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a “Voidable Transfer”), and if the Lender Group is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of Companies automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

17.8.	Integration.

This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

17.9.	Parent as Agent for Companies.

Each Company hereby irrevocably appoints Parent as the borrowing agent and attorney-in-fact for all Companies (the “Administrative Borrower”) which appointment shall remain in full force and effect unless and until Agent shall have received prior written notice signed by each Company that such appointment has been revoked and that another Company has been appointed Administrative Borrower. Each Company hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide Agent with all notices with respect to Advances and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Advances and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of Companies in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Companies in order to utilize the collective borrowing powers of Companies in the most efficient and economical manner and at their request, and that Lender Group shall not incur liability to any Company as a result hereof. Each Company expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Company is dependent on the continued successful performance of the integrated group. To induce the

Lender Group to do so, and in consideration thereof, each Company hereby jointly and severally agrees to indemnify each member of the Lender Group and hold each member of the Lender Group harmless against any and all liability, expense, loss or claim of damage or injury, made against the Lender Group by any Company or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Loan Account and Collateral of Companies as herein provided, (b) the Lender Group’s relying on any instructions of the Administrative Borrower, or (c) any other action taken by the Lender Group hereunder or under the other Loan Documents, except that Companies will have no liability to the relevant Agent-Related Person or Lender-Related Person under this Section 17.9 with respect to any liability that has been finally determined by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such Agent-Related Person or Lender-Related Person, as the case may be.

[Signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

BORROWERS:

TELOS CORPORATION, a Maryland corporation

By	/S/ THOMAS J. FERRARA
Title	CFO

XACTA CORPORATION, a Delaware corporation

By	/S/ THOMAS J. FERRARA
Title	CFO

CREDIT PARTIES:

TELOS DELAWARE, INC., a Delaware corporation

By	/S/ THOMAS J. FERRARA
Title	CFO

UBIQUITY.COM, INC., a Delaware corporation

By	/S/ THOMAS J. FERRARA
Title	CFO

TELOS.COM, INC., a Delaware corporation

By	/S/ THOMAS J. FERRARA
Title	CFO

TELOS INTERNATIONAL CORP., a Delaware corporation

By	/S/ THOMAS J. FERRARA
Title	CFO

TELOS INTERNATIONAL ASIA, INC., a Delaware corporation

By	/S/ THOMAS J. FERRARA
Title	CFO

SECURE TRADE, INC.,
a Delaware corporation

By:	/S/ THOMAS J. FERRARA
Title:	CFO

KUWAIT INTERNATIONAL, INC.,
a Delaware corporation

By:	/S/ THOMAS J. FERRARA
Title:	CFO

TELOS INFORMATION SYSTEMS, INC.,
a Delaware corporation

By:	/S/ THOMAS J. FERRARA
Title:	CFO

TELOS FIELD ENGINEERING, INC.,
a Delaware corporation

By:	/S/ THOMAS J. FERRARA
Title:	CFO

TELOS FEDERAL SYSTEMS, INC.,
a Delaware corporation

By:	/S/ THOMAS J. FERRARA
Title:	CFO

AGENT:

FOOTHILL CAPITAL CORPORATION, a California corporation

By:	/s/ Illegible
Title:	V.P.

EXHIBIT A-1

FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (“Assignment Agreement”) is entered into as of                                          between                                          (“Assignor”) and                                          (“Assignee”). Reference is made to the Agreement described in Item 2 of Annex I annexed hereto (the “Loan Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

1. In accordance with the terms and conditions of Section 14 of the Loan Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor’s rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor, and Assignor’s portion of the Total Commitments and the Revolver Commitments all as specified in Item 4.b and Item 4.c of Annex I. After giving effect to such sale and assignments, the Assignee’s portion of the Total Commitments and the Revolver Commitments will be as set forth in Item 4.b of Annex I. After giving effect to such sale and assignment the Assignor’s amount and portion of the Total Commitments and the Revolver Commitments will be as set forth in Item 4.d and Item 4.e of Annex I.

2. The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or the performance or observance by Borrowers of any of their obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

3. The Assignee (a) confirms that it has received copies of the Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (b) agrees that it will, independently and without reliance, as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (c) confirms that it is eligible as an assignee under the terms of the Loan Agreement; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender [and (f) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Loan Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.]

4. Following the execution of this Assignment Agreement by the Assignor and Assignee, it will be delivered by the Assignor to the Agent for recording by the Agent. The effective date of this Assignment (the “Settlement Date”) shall be the later of (a) the date of the execution hereof by the Assignor and the Assignee, the payment by Assignor or Assignee to Agent for Agent’s sole and separate account a processing fee in the amount of $5,000, and the receipt of any required consent of the Agent, and (b) the date specified in item 5 of Annex I.

5. Upon recording by the Agent, as of the Settlement Date (a) the Assignee shall be a party to the Loan Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Loan Agreement and the other Loan Documents.

6. Upon recording by the Agent, from and after the Settlement Date, the Agent shall make all payments under the Loan Agreement and the other Loan Documents in respect of the interest assigned hereby (including, without limitation, all payments or principal, interest and commitment fees (if applicable) with respect thereto) to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor the Assigned Share (as set forth in Item 4.b of Annex I) of the principal amount of any outstanding loans under the Loan Agreement and the other Loan Documents. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement and the other Loan Documents for periods prior to the Settlement Date directly between themselves on the Settlement Date.

7. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

[Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement and Annex I hereto to be executed by their respective officers thereunto duly authorized, as of the first date above written.

[NAME OF ASSIGNOR], as Assignor

By
Title

[NAME OF ASSIGNEE], as Assignee

By
Title

ACCEPTED this      day of

FOOTHILL CAPITAL CORPORATION, as Agent

By
Title

ANNEX FOR ASSIGNMENT AND ACCEPTANCE

ANNEX I

1.	Borrowers:

2.	Name and Date of Loan Agreement:

Loan and Security Agreement, dated as of October     , 2002, among Borrowers, certain Credit Parties from time to time a party thereto, the lenders signatory thereto as the Lenders, and Foothill Capital Corporation, a California corporation, as the arranger and administrative agent for the Lenders.

3. Date of Assignment Agreement:	_________

4. Amounts:

a. Assignor’s Total Commitment	$

i. Assignor’s Revolver Commitment	$

b. Assigned Share of Total Commitment	%

i. Assigned Share of Revolver Commitment	%

c. Assigned Amount of Total Commitment	$

i. Assigned Amount of Revolver Credit Commitment to make	$

d. Resulting Amount of Assignor’s Total Commitment after giving effect to the sale and Assignment to Assignee	$

i. Resulting Amount of Assignor’s Revolver Commitment	$

e. Assignor’s Resulting Share of Total Commitment after giving effect to the Assignment to Assignee	%

i. Assignor’s Resulting Share of Revolving Credit Commitment	%

5. Settlement Date:	__________

6. Notice and Payment Instructions, etc.

Assignee:	Assignor:

7. Agreed and Accepted:

[ASSIGNOR]	[ASSIGNEE]

By	By
Title	Title

Accepted:

FOOTHILL CAPITAL CORPORATION, as Agent

By
Title

EXHIBIT C-1

(Form of Compliance Certificate)

[on Borrowers’ letterhead]

To:	Foothill Capital Corporation, as Agent

under the below-referenced Loan Agreement

2450 Colorado Avenue

Suite 3000 West

Santa Monica, CA 90404

Attn: Business Finance Division Manager

Re:	Compliance Certificate dated

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement, dated as of October         , 2002 (the “Loan Agreement”), among Telos Corporation, a Maryland corporation (“Telos”), Xacta Corporation, a Delaware corporation (“Xacta”; Telos and Xacta are each referred to hereinafter individually as a “Borrower” and collectively as “Borrowers”), certain Credit Parties from time to time party thereto, the lenders signatory thereto (the “Lenders”), and Foothill Capital Corporation, a California corporation, as the arranger and administrative agent for the Lenders (“Agent”). Capitalized terms used in this Compliance Certificate have the meanings set forth in the Loan Agreement unless specifically defined herein.

Pursuant to Section 6.3 of the Loan Agreement, the undersigned officer of Borrower hereby certifies that:

1. The financial information of Parent and its Subsidiaries furnished in Schedule 1 attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes, in the case of financial statements delivered under Section 6.3(a) of the Loan Agreement) and fairly presents the financial condition of Parent and its Subsidiaries.

2. Such officer has reviewed the terms of the Loan Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Parent and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Section 6.3 of the Loan Agreement.

3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Borrowers have taken, are taking or propose to take with respect thereto.

4. Borrowers are in timely compliance with all representations, warranties, and covenants set forth in the Loan Agreement and the other Loan Documents, except as set forth on Schedule 2 attached hereto. Without limiting the generality of the foregoing, Borrowers are in compliance with the covenants contained in Section 7.20 of the Loan Agreement as demonstrated on Schedule 3 hereof.

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this      day of                      , 200    .

TELOS CORPORATION, a Maryland corporation, as a Borrower

By
Name
Title

XACTA CORPORATION, a Delaware corporation, as a Borrower

By
Name
Title

SCHEDULE 1

SCHEDULE 2

SCHEDULE 3

1.	Minimum EBITDA.

(a) EBITDA for the                      ending                     ,                      is $                                , which amount [is/is not] greater than or equal to the amount set forth in Section 7.20(a)(i) of the Loan Agreement for the corresponding period.

2.	Minimum Tangible Net Worth.

(a) The Tangible Net Worth, as of the last day of the fiscal quarter ending , , is calculated as follows:

(i) The total stockholder equity of Parent and its Subsidiaries at book value:	$

(ii) All of Parent’s deferred taxes:	$

(iii) All of Parent’s prepaid expenses:	$

(iv) All amounts due to Parent and its Subsidiaries from Affiliates:	$

(v) All other Intangible Assets of Parent and its Subsidiaries:	$

Item (i) minus Item (ii) minus Item (iii) minus Item (iv) minus Item (v) (= Tangible Net Worth):	$

(b) The Tangible Net Worth set forth above [is/is not] greater than or equal to the amount set forth in Section 7.20(a)(ii) of the Loan Agreement for the corresponding period.

3.	Maximum Capital Expenditures.

(a) The aggregate amount of capital expenditures made or committed to be made to date in the current fiscal year is $                    .

(b) The aggregate amount set forth above [is/is not] less than or equal to the amount set forth in Section 7.20(b)(i) of the Loan Agreement for the corresponding period.

EXHIBIT L-1

FORM OF LIBOR NOTICE

Foothill Capital Corporation, as Agent

under the below referenced Loan Agreement

2450 Colorado Avenue

Suite 3000 West

Santa Monica, California 90404

Attention: ________________________

Ladies and Gentlemen:

Reference hereby is made to that certain Loan and Security Agreement, dated as of October     , 2002 (the “Loan Agreement”), among Telos Corporation, a Maryland corporation (“Telos”), Xacta Corporation, a Delaware corporation (“Xacta”; Telos and Xacta are each referred to hereinafter individually as a “Borrower” and collectively as “Borrowers”), certain Credit Parties from time to time party thereto, the lenders signatory thereto (the “Lenders”), and Foothill Capital Corporation, a California corporation, as the arranger and administrative agent for the Lenders (“Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

This LIBOR Notice represents Borrowers’ request to elect the LIBOR Option with respect to outstanding Advances in the amount of $                     (the “LIBOR Rate Advance”)[, and is a written confirmation of the telephonic notice of such election given to Agent].

Such LIBOR Rate Advance will have an Interest Period of [1, 2, or 3] month(s) commencing on                     .

This LIBOR Notice further confirms Borrowers’ acceptance, for purposes of determining the rate of interest based on the LIBOR Rate under the Loan Agreement, of the LIBOR Rate as determined pursuant to the Loan Agreement.

Borrowers represent and warrant that (i) as of the date hereof, each representation or warranty contained in or pursuant to any Loan Document, any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document, and as of the effective date of any advance, continuation or conversion requested above is true and correct in all material respects (except to the extent any representation or warranty expressly related to an earlier date), (ii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date), and (iii) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above.

Foothill Capital Corporation

Dated:

TELOS CORPORATION, a Maryland corporation, as a Borrower

By
Name
Title

Dated:

XACTA CORPORATION, a Delaware corporation, as a Borrower

By
Name
Title

Acknowledged by:

FOOTHILL CAPITAL CORPORATION, as Agent

By
Name
Title

Schedule A-1

Agent’s Accounts

An account at a bank designated by Agent from time to time as the account into which Borrowers shall make all payments to Agent for the benefit of the Lender Group and into which the Lender Group shall make all payments to Agent under this Agreement and the other Loan Documents; unless and until Agent notifies Administrative Borrower and the Lender Group to the contrary, Agent’s Account shall be that certain deposit account bearing account number                      and maintained by Agent with JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, New York 10004, ABA #021000021.

Schedule C-1

Commitments

Lender	Revolver Commitment	Total Commitment
Foothill Capital Corporation	$22,500,000	$22,500,000

All Lenders	$22,500,000	$22,500,000

Schedule D-1

Designated Account

Account number                      of Administrative Borrower maintained with Administrative Borrower’s Designated Account Bank, or such other deposit account of Administrative Borrower (located within the United States) that has been designed as such, in writing, by Administrative Borrower to Agent.

“Designated Account Bank” means Bank of America, whose office is located at 6000 Feldwoods Road, College Park, Georgia 30349, and whose ABA number is 111000012.

Schedule P-1

Permitted Liens

Virginia, State Corporation Commission, UCC Division

Date	File Number	Secured Party/Lien Activity	Collateral

2/27/96	960227 7835	State Street Bank and Trust Company (to be amended)	Fixed assets

9/14/00	000914 7825	Continuation (to be amended)	Fixed assets

12/15/97	971215 7046	Sensormatic Electronics Corp.	Specific equipment provided by Sensormatic Electronics Corp.

5/16/01	010516 7254	Government Leasing Company	Lease payments under Delivery Order No. YK10 (ii) equipment in Purchase Order No. 4335-01 and (iii) Purchase Order No. 4335-01

Virginia, Loudoun County, Clerk of Circuit Court

Date	File Number	Secured Party/Lien Activity	Collateral

8/18/97	2310-97	Danka Financial Services	Specific leased equipment

5/18/01	1573-01	Government Leasing Company	Lease payments under Delivery Order No. YK10 (ii) equipment in Purchase Order No. 4335-01 and (iii) Purchase Order No. 4335-01

California, Secretary of State, UCC Division

Date	File Number	Secured Party/Lien Activity	Collateral

2/27/96	9605860727	State Street Bank and Trust Company (to be amended)	Fixed assets

9/13/00	00258C0475	Continuation (to be amended)	Fixed assets

2/27/96	9605860758	State Street Bank and Trust Company (to be amended)	Fixed assets

9/13/00	00258C0474	Continuation (to be amended)	Fixed assets

District of Columbia, Recorder of Deeds & Superior Court Clerk

Date	File Number	Secured Party/Lien Activity	Collateral
8/20/98	9800014607	Danka Office Imaging Company	Specific leased equipment

Schedule 2.7(a)

Cash Management Banks

Bank of America (current bank, transitioning to Wells Fargo)

Wells Fargo

Schedule 3.1

Copyrights

Telos Corporation

Title	Registration No.	Registration Date	Status

Sizer	TXu661657	9/2/94	Registered

Web C&A v2.00	TXu1001763	8/22/02	Registered

Xacta Detect v2.0	TXu1001764	8/22/02	Registered

Xacta Detect v2.1.1	TXu1001765	8/22/02	Registered

Xacta Web C&A 2001 v3.00	TXu1001766	8/22/02	Registered

Xacta Web C&A 2001 v3.01	TXu1001767	8/22/02	Registered

Web C&A v2.21	TXu1001769	8/22/02	Registered

Xacta Web C&A 2001/Xacta Commerce Trust 2001 v3.20	TXu1001771	8/22/02	Registered

Xacta Web C&A 2001/Xacta Commerce Trust 2001 v3.21	TXu1001768	8/22/02	Registered

Xacta Web C&A 2001/Xacta Commerce Trust 2001 v3.22	TXu1001770	8/22/02	Registered

Xacta Web C&A 2001 v3.10	TXu1001772	8/22/02	Registered

Web C&A 2.10	TXu1001773	8/22/02	Registered

Web C&A 2.20	TXu1001774	8/22/02	Registered

Xacta Web C&A/Xacta Commerce Trust v3.30	TXu1001775	8/22/02	Registered

Schedule 5.5

Locations of Inventory and Equipment

Location Address	Description
19886 Ashburn Road Ashburn, VA 20147	Inventory and Equipment

656 Shrewsbury Avenue Tinton Falls, NJ	Equipment Only

Park Plaza II 3655 Alamo Street Suite 300 and 301 Simi Valley, CA 93063	Equipment Only

1900 M Street, NW Third Floor/Suite 320 Washington, DC 20036	Equipment Only

Schedule 5.7

Chief Executive Office; FEIN

Company	Chief Executive Office	FEIN
Telos Corporation	19886 Ashburn Road, Ashburn, Virginia 20147-2358	52-0880974

XACTA Corporation	19886 Ashburn Road, Ashburn, Virginia 20147-2358	54-1983375

Ubiquity.com, Inc.	19886 Ashburn Road, Ashburn, Virginia 20147-2358	54-1983379

Telos.com, Inc.	19886 Ashburn Road, Ashburn, Virginia 20147-2358	54-1983376

Telos Delaware, Inc.	19886 Ashburn Road, Ashburn, Virginia 20147-2358	54-1982362

Telos International Corporation	19886 Ashburn Road, Ashburn, Virginia 20147-2358	54-1786007

Telos International Asia, Inc.	19886 Ashburn Road, Ashburn, Virginia 20147-2358	54-2041625

Secure Trade, Inc.	19886 Ashburn Road, Ashburn, Virginia 20147-2358	54-2041623

Kuwait International, Inc.	19886 Ashburn Road, Ashburn, Virginia 20147-2358	54-1834909

Telos Information Systems, Inc.	19886 Ashburn Road, Ashburn, Virginia 20147-2358	None

Telos Field Engineering, Inc.	19886 Ashburn Road, Ashbum, Virginia 20147-2358	54-1750791

Telos Federal Systems, Inc.	19886 Ashburn Road, Ashburn, Virginia 20147-2358	None

Schedule 5.8(b)

Capitalization of Telos Corporation

Class of Shares	Authorized Shares	Outstanding Shares	Subscriptions	Options	Warrants	Calls	Obligations to repurchase/ retire/ exchange shares
Class A Common	50,000,000	21,171,202	0	6,595,839	7,228,916	0	No
Class B Common	5,000,000	4,037,628	0	0	0	0	No
12% Cumulative Exchangeable Redeemable Preferred	6,000,000	3,589,455	0	0	0	0	Yes
Senior Exchangeable Preferred	3,000	0	0	0	0	0	No, none outstanding
Series A-1 Redeemable Preferred	1,250	1,250	0	0	0	0	Yes
Series A-2 Redeemable Preferred	1,750	1,750	0	0	0	0	Yes
Series A-4 Preferred (re-designated as Class B Preferred)	7,500	0	0	0	0	0	No, none outstanding

Schedule 5.8(c)

Capitalization of Subsidiaries

Company	Class of Shares	Authorized Shares	Outstanding Shares	Options
XACTA	Common	10,000,000	6,500,000	1,421,714
Ubiquity.com, Inc.	Common	10,000,000	6,500,100	0
Telos Delaware, Inc.	Common	10,000,000	6,500,000	2,166,170
Telos.com, Inc.	Common	5,000,000	100	0
Telos International Corp.	Common	3,000	1,000	0
Telos International Asia, Inc.	Common	3,000	100	0
Secure Trade, Inc.	Common	5,000,000	100	0
Kuwait International, Inc.	Common	3,000	1,000	0
Telos Field Engineering, Inc.	Common	3,000	3,000	0
Telos Federal Systems, Inc.	Common	3,000	0	0
Telos Information Systems, Inc.	Common	3,000	0	0

Schedule 5.10

Litigation

None.

Schedule 5.14

Environmental Matters

None.

Schedule 5.16

Intellectual Property

PATENT APPLICATIONS

Telos Corporation

Patent Application Description	U.S. Patent Application No.	Date Applied
System, Method and Medium for Certifying and Accrediting Requirements Compliance	09/794,386	2/28/01
System, Method and Medium for Certifying and Accrediting Requirements Compliance	09/822,868	4/2/01
Enhanced System, Method and Medium for Certifying and Accrediting Requirements Compliance	09/946,164	9/5/01

TRADEMARK REGISTRATIONS

Telos Corporation

TRADEMARK DESCRIPTION	REGISTRATION NO.	ISSUE DATES
Telos (Stylized Letters)	2,327,739	3/14/00
Telos (words only)	1,395,174	5/27/86

TRADEMARK APPLICATIONS

Telos Corporation

TRADEMARK DESCRIPTION	SERIAL NO.	FILING DATES
Telos (words only)	75-594677	12/1/98

XACTA Corporation

TRADEMARK DESCRIPTION	SERIAL NO.	FILING DATES
Xacta Commerce Trust (words only)	78-105,322	1/28/2002
Xacta Web C&A (words only)	78-105,326	1/28/2002
“X” Stylized	76/018,911	4/6/2000
None (design only)	76-018,910	4/6/2000
Xacta (words and design)	76-018,909	4/6/2000
Xacta (words only)	75-928,052	2/25/2000
Xacta (words and design)	76-018,912	4/6/2000
Xacta (words only)	75-928,061	2/25/2000

COPYRIGHTS

See Schedule 3.1

LICENSES

In the regular course of business, Telos Corporation for its AMHS business and XACTA Corporation enter into software license agreements with their customers. Customer lists have been previously provided.

For purposes of office operations, Telos Corporation and XACTA Corporation hold numerous licenses with software and other providers, including Microsoft Corporation.

Schedule 5.18

Demand Deposit Accounts

Telos Corporation	Operating Account	Bank of America 1401 Elm Street Dallas, TX 75202

C3, Inc.	Accounts Payable	Bank of America 6000 Feldwoods Road Atlanta, GA 30349

Telos Corporation	Accounts Payable	Bank of America 6000 Feldwoods Road Atlanta, GA 30349

Telos Corporation	NCAS – Medical Reimb.	Bank of America 1401 Elm Street Dallas, TX 75202

Telos Corporation	Political Action Comm. Contributions Account	Bank of America 1401 Elm Street Dallas, TX 75202

Telos Corporation	Political Action Comm. Expense Account	Bank of America 1401 Elm Street Dallas, TX 75202

Schedule 5.20

Permitted Indebtedness

Leases: See attached separate listing

Subordinated Debt Notes

Type	Description	Interest	Maturity Date	Amount ($)
Series B Note	Sir Leslie Porter	16.97%	5/23/2003	709,497
Series B Note	John Porter	14.00%	5/23/2003	3,361,746
Series B Note	Toxford	14.00%	5/23/2003	1,466,627
Series C Note	Sir Leslie Porter	16.97%	5/23/2003	860,961
Series C Note	Toxford	14.00%	5/23/2003	1,779,723
Total Subordinated Debt Notes				8,178,554

Lessee/Vendor	Lessor	Type	Description	Accounting Treatment	Last Scheduled Payment	Current Monthly Fee	Remaining Months	Total Outstanding Payments
AFCO	Telos Corporation	Insurance	Insurance Fees	Operating Lease	10/1/2002	$15,450.86	1	$15,450.8
AFCO	Telos Corporation	Insurance	Insurance Fees	Operating Lease	2/1/2003	$11,390.72	5	$56,953.6
Central Parking Systems	Telos Corporation	Parking Permits	Parking permits	Operating Lease	11/1/2003	$380.00	14	$5,320.0
Danka Financial Services	Telos Corporation	Copier Lease	Lease#S976648/SCH#7	Operating Lease	month to month	$3,546.73	0	$0.0
Danka/EKCC	Telos Corporation	Copier Lease	Lease #10515396	Operating Lease	month to month	$3,800.08	0	$0.0
Eastman Kodak Credit Corp.	Telos Corporation	Copier Lease	Equipment rental	Operating Lease	month to month	$983.08	0	$0.0
IOS Capital	Telos Corporation	Copier Lease	DC Copier	Operating Lease	11/17/2004	$1,003.04	26	$26,079.0
IOS Capital	Telos Corporation	Copier Lease	NJ Copier	Operating Lease	6/1/2003	$550.36	9	$4,953.2
Street &- CPC - PPT	Telos Corporation	Copier Lease	Copier Lease	Operating Lease	month to month	$3,074.39	0	$0.0
Street & CO. - CPC - PPT	Telos Corporation	Copier Lease	Copier Lease	Operating Lease	month to month	$469.83	0	$0.0
Grant Thornton, LLP	Xacta Corporation	Office Space Lease	Xacta Lease 1900 M Street DC	Operating Lease	11/1/2003	$9,050.25	14	$126,703.5
Cameron University	Telos Corporation	Office Space Lease	Cameron University, Ned Shepler Tower, 2800 West Gore Blvd, Lawton OK 73505	Operating Lease	6/1/2004	$1,430.00	33	$47,190.0
Jack & Dora Glaser, Family Trust	Telos Corporation	Office Space Lease	Park Plaza #301 Simi Valley, CA	Operating Lease	10/1/2003	$2,004.00	13	$26,052.0
Jack & Dora Glaser, Family Trust	Telos Corporation	Office Space Lease	Park Plaza #300-Simi Valley, CA	Operating Lease	10/1/2003	$2,790.00	13	$36,270.0
Stavola Leasing Company	Telos Corporation	Office Space Lease	Shrewsbury Rent 656 1st Floor 19886 Ashburn Road, Ashburn	Operating Lease	3/1/2006	$22,135.75	42	$929,701.5
QRS 12-Paying Agent, Inc.	Telos Corporation	Real Property Lease	VA	Capital Lease	3/1/2016	$138,794.94	171	$23,733,934.7

					Total Outstanding Lease Payments			$25,008,608.4

Schedule 7.14

Affiliated Transactions

a)	Telos has a continuing contractual obligation to make advances on behalf of its joint venture partner, Telos OK, so as to fulfill its responsibility to provide professional services, which include, but are not limited to, insurance and other professional matters covered by its Service Agreement. At any one point in time Telos may have to advance up to $50,000 on behalf of Telos OK, which is promptly thereafter reimbursed, provided that the aggregate amounts advanced and outstanding on behalf of Telos OK shall at no time exceed $50,000. Accordingly, such advances shall not be considered as inconsistent with the intent of §7.14 and thereby specifically acknowledged by lender as excluded from any such prohibition included therein.

b)	Telos has a continuing contractual obligation to provide professional and other services to Enterworks. Such services include, but are not limited to, office rental, security, facilities related matters, and professional services. Over the course of the past three years, payment by Enterworks to Telos has taken many forms, which include cash and various forms of notes, as have been set forth in detail in the relevant public disclosure including SEC form 10K’s and 10Q’s which have been presented to lender. The annual amount of such services is approximately $ 1,200,000. Accordingly, such services and related payment methods shall not be considered inconsistent with the intent of §7.14 and thereby specifically acknowledged by lender as excluded from any such prohibition included therein.

Subordination Agreement executed by each holder of the Series B Notes and the Series C Notes and State Street Bank and Trust Company

John R.C. Porter

Redbus Interhouse Plc

227 March Wall

London E14 9SD

United Kingdom

Series B Senior Subordinated Secured Note

Pursuant to section 17 of the Subordination Agreement entered into on or about October 11, 2002, with Foothill Capital Corporation and State Street Bank and Trust Company, I herewith agree to an extension of my Series B Senior Subordinated Secured Note presently due May 23, 2002, the principal sum of which is Eight Hundred Sixty-One Thousand Seven Hundred Forty-Six 00/100 Dollars ($861,746.00), to October 31, 2004.

AGREED AND ACKNOWLEDGED,

JOHN R.C. PORTER		Telos Corporation

Signature	/s/ JOHN R.C. PORTER	/s/ MICHAEL P. FLAHERTY
Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer

Date: 11/22/02		November 20, 2002

Zollikon Investments SA

26 Rue du Mont Blanc

P.O. Box 2211

1201 Geneva 1

Switzerland

Series B Senior Subordinated Secured Note Originally Issued to Sir Leslie Porter by Telos Corporation

Pursuant to section 17 of the Subordination Agreement entered into on or about October 11, 2002, between Sir Leslie Porter, Foothill Capital Corporation, and State Street Bank and Trust Company, we herewith agree to an extension of our Series B Senior Subordinated Secured Note presently due May 23, 2002, the principal sum of which is Two Hundred Thousand Four Hundred Ninety-Seven 00/100 Dollars ($209,497.00), to October 31, 2004.

AGREED AND ACKNOWLEDGED,

ZOLLIKON INVESTMENTS SA SUCCESSOR IN INTEREST TO SIR LESLIE PORTER		Telos Corporation

By:

Signatures	/S/ KLAUS BIEDERMANN MARIO STAGGL	/s/ MICHAEL P. FLAHERTY
Names	Klaus Biedermann & Mario Staggl	Michael P. Flaherty
Title	Directors	Executive Vice President, General Counsel, and Chief Administrative Officer

Date: 13 December 2002		December 13, 2002

Zollikon Investments SA

26 Rue du Mont Blanc

P.O. Box 2211

1201 Geneva 1

Switzerland

Series C Senior Subordinated Unsecured Note Originally Issued to Sir Leslie Porter

Pursuant to section 17 of the Subordination Agreement entered into on or about October 11, 2002, between Sir Leslie Porter, Foothill Capital Corporation, and State Street Bank and Trust Company, we herewith agree to an extension of our Series C Senior Subordinated Unsecured Note presently due May 23, 2002, the principal sum of which is Eight Hundred Sixty Thousand Nine Hundred Sixty-One 00/100 Dollars ($860,961.00), to October 31, 2004.

AGREED AND ACKNOWLEDGED,

ZOLLIKON INVESTMENTS SA SUCCESSOR IN INTEREST TO SIR LESLIE PORTER		Telos Corporation

By:

Signatures	/S/ KLAUS BIEDERMANN MARIO STAGGL	/s/ MICHAEL P. FLAHERTY
Names	Klaus Biedermann & Mario Staggl	Michael P. Flaherty
Title	Directors	Executive Vice President, General Counsel, and Chief Administrative Officer

Date: 13 December 2002		December 13, 2002

ASSIGNMENT AND TRANSFER OF SUBORDINATED NOTES

Sir Leslie Porter (“Subordinated Noteholder”), with address at c/o Seymour Pierce Advisory Ltd., 79 Mount Street, UK-London W1K 2SN, hereby represents, warrants, covenants to and requests the following from Telos Corporation, a Maryland corporation.

1. Subordinated Noteholder was financially interested in Telos Corporation, a Maryland corporation (“Telos”), in that Telos was indebted to Subordinated Noteholder with respect to (i) a Series B Senior Subordinated Secured Note and (ii) a Series C Senior Subordinated Unsecured Note, both due May 23, 2003 (“Senor Subordinated Notes”).

2. Subordinated Noteholder has assigned and transferred any and all of his financial interest in said Subordinated Notes to Zollikon Investments SA, a company registered in the British Virgin Islands (“Assignee”), with address at 26 Rue du Mont Blanc, P.O. Box 2211, 1201 Geneva 1, Switzerland. Consequently, Telos may rely on any and all representations made by any of Assignee’s officers or directors whose names and signatures are listed on Exhibit A attached hereto.

3. Subordinated Noteholder requests that effective immediately any and all payments and distributions of principal, interest, or premium in respect of said Subordinated Notes shall be made to Assignee. Bank details will be or have been provided to Telos under separate cover.

4. Subordinated Noteholder acknowledges that the Subordinated Notes are subject to a subordination agreement dated as of 11 October 2002 and entered into between him, certain other holders of subordinated notes, and Foothill Capital Corporation, as Agent. Assignee has received a copy of said subordination agreement and has agreed to abide by its terms and conditions in respect to the Subordinated Notes. Assignee’s acknowledgment is attached to this document as Exhibit B.

The undersigned has executed and delivered this Assignment and Transfer as of this 15 day of December, 2002 under power of attorney, which is attached as Exhibit C.

/s/ PETER D. GREEN
Peter D. Green for Sir Leslie Porter

EXHIBIT A

TO ASSIGNMENT AND TRANSFER OF SUBORDINATED NOTES

DIRECTORS AND OFFICERS

Zollikon Investments SA, a British Virgin Island company

Address:	26 Rue du Mont Blanc
P.O. Box 2211
1201 Geneva 1
Switzerland

Telephone:

Fax:

Directors and Officers as of (date): 13 December 2002

Name	Title	Specimen signature
Hess, Bernard	Director	/s/ HESS, BERNARD

Varley, Dawn	Director	/s/ VARLEY, DAWN

Murrin, Patrick	Director	/s/ MURRIN, PATRICK

Biedermann, Klaus	Director	/s/ BIEDERMANN, KLAUS

Staggl, Mario	Director	/s/ STAGGL, MARIO

Harnett, Kraig	Officer and Authorised signatory	/s/ HARNETT, KRAIG

SP (Directors) worldwide limited is the sole corporate Director of Zollikon Investments SA.

The Directors of SP (Directors) Worldwide Limited, together with the officers, are as on the attached authorised signatures list.

/s/ BIEDERMANN, KLAUS; STAGGL, MARIO

EXHIBIT B

TO ASSIGNMENT AND TRANSFER OF SUBORDINATED NOTES

ACKNOWLEDGMENT

Zollikon Investments SA, a company registered in the British Virgin Islands, with address at 26 Rue du Mont Blanc, P.O. Box 2211, 1201 Geneva 1, Switzerland, is the assignee and holder of a Series B Senior Subordinated Secured Note due May 23, 2003 and of a Series C Senior Subordinated Unsecured Note due May 23, 2003. Zollikon Investments SA acknowledges that said notes are subject to a subordination agreement dated as of 11 October 2002 and entered into between Sir Leslie Porter, certain other holders of subordinated notes, and Foothill Capital Corporation, as Agent, and herewith agrees to abide by any and all terms and conditions of said subordination agreement in respect to the Subordinated Notes.

ZOLLIKON INVESTMENTS SA

Signature:	/s/ BIEDERMANN, KLAUS; STAGGL MARIO
Title:	Directors

Date:	13 December 2002

SP (Directors) Worldwide Limited

Authorised Signatories

Name	Title	Mode of signature	Specimen signature
Hess, Bernard	Director	Two signing jointly	/s/ HESS, BERNARD

Varley, Dawn	Director	Two signing jointly	/s/ VARLEY, DAWN

Murrin, Patrick	Director	Two signing jointly	/s/ MURRIN, PATRICK

Biedermann, Klaus	Director	Two signing jointly	/s/ BIEDERMANN, KLAUS

Staggl, Mario	Director	Two signing jointly	/s/ STAGGL, MARIO

Harnett, Kraig	Officer and Authorised signatory	Two signing jointly	/s/ HARNETT, KRAIG

/s/ BIEDERMANN, KLAUS	/s/ STAGGL, MARIO
Director	Director

Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneve 1

Switzerland

Series B Senior Subordinated Secured Note

Pursuant to section 17 of the Subordination Agreement entered into on or about October 11, 2002, with Foothill Capital Corporation and State Street Bank and Trust Company, Toxford Corporation herewith agrees to an extension of its Series B Senior Subordinated Secured Note presently due May 23, 2002, the principal sum of which is One Million Seven Hundred Seventy-Nine Thousand Seven Hundred Twenty-Three ($1,466,627), to October 31, 2004.

AGREED AND ACKNOWLEDGED,

TOXFORD CORPORATION	Telos Corporation

/s/ DANIEL M. FLEMING	/s/ MICHAEL P. FLAHERTY
Signature	Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

Date: __________________________	November 20, 2002

Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneve 1

Switzerland

Series C Senior Subordinated Unsecured Note

Pursuant to section 17 of the Subordination Agreement entered into on or about October 11, 2002, with Foothill Capital Corporation and State Street Bank and Trust Company, Toxford Corporation herewith agrees to an extension of its Series C Senior Subordinated Unsecured Note presently due May 23, 2002, the principal sum of which is One Million Seven Hundred Seventy-Nine Thousand Seven Hundred Twenty-Three ($1,779,723) to October 31, 2004.

AGREED AND ACKNOWLEDGED,

TOXFORD CORPORATION	Telos Corporation

/s/ DANIEL M. FLEMING	/s/ MICHAEL P. FLAHERTY
Signature	Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

Date: _____________________	November 20, 2002

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (“Agreement”), dated as of October 11, 2002, entered into between Foothill Capital Corporation, as agent (“Agent”) for itself and for the Lenders (defined below), each of the parties identified on the signature pages hereto as a “Subordinated Noteholder” (collectively, the “Subordinated Noteholders” and each, a “Subordinated Noteholder”) and State Street Bank and Trust Company, in its capacity as collateral trustee with respect to the Series B Collateral described below (the “Trustee”; Trustee and each Subordinated Noteholder are collectively, the “Creditors” and each, a “Creditor”).

W I T N E S S E T H

WHEREAS, Subordinated Noteholders are financially interested in Telos Corporation, a Maryland corporation (“Company”), in that Company is indebted to Subordinated Noteholders with respect to (i) those certain Series B Senior Subordinated Secured Notes due May 23, 2003 in the aggregate current principal amount of Five Million Five Hundred Thirty-Seven Thousand Eight Hundred Seventy and 00/100 Dollars ($5,537,870.00) (the “Series B Subordinated Notes”), copies of which are attached hereto as Exhibit A-l and (ii) those certain Series C Senior Subordinated Unsecured Notes due May 23, 2003 in the aggregate current principal amount of Two Million Six Hundred Forty Thousand Six Hundred Eighty-Four and 00/100 Dollars ($2,640,684.00) (the “Series C Subordinated Notes” and, together with the Series B Subordinated Notes, the “Subordinated Notes”), copies of which are attached hereto as Exhibit A-2;

WHEREAS, the obligations of Company in respect of the Series B Subordinated Notes are secured by liens on certain assets of Company specified on Exhibit B attached hereto (the “Series B Collateral”) pursuant to the terms of the collateral documentation attached hereto as Exhibit C (the “Series B Collateral Documents”);

WHEREAS, the Trustee has been designated by the holders of the Series B Subordinated Notes as collateral trustee with respect to the Series B Collateral pursuant to the terms of the Series B Collateral Documents;

WHEREAS, Company is indebted to Agent and Lenders in connection with the advances of monies and other financial arrangements by Agent and Lenders to Company; and

WHEREAS, such advances of monies and other financial arrangements are evidenced by various agreements, instruments and documents, including, without limitation, that certain Loan and Security Agreement on or about even date herewith between Company, certain financial institutions from time to time party thereto as lenders (“Lenders”) and Agent (the “Loan Agreement”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Creditors, Creditors and the Trustee hereby agree with Agent as hereinafter set forth.

1. Standby; Subordination; Subrogation. No Creditor will ask, demand, sue for, take or, except as provided in Section 2 below, receive from Company or any other party, by setoff or in any other manner:

(a) The whole or any part of any indebtedness, obligations and liabilities which may now or hereafter be owing by Company, or any successor or assign of Company, including, without limitation, a receiver, trustee or debtor in possession (the term “Company” hereinafter shall include any such successor and assign of Company), to such Creditor in respect of the Subordinated Notes and the Series B Collateral Documents (all such indebtedness, obligations and liabilities being hereinafter referred to as the “Subordinated Debt”); or

(b) Any security for any of the foregoing (other than the Series B Collateral);

unless and until all obligations, liabilities, and indebtedness of Company to Agent and Lenders, whether now existing or hereafter arising directly between Company and Agent or any Lender, or acquired outright, conditionally or as collateral security from another by Agent or any Lender, shall have been fully paid and satisfied in cash with interest, including, without limitation, any interest accruing after the commencement of insolvency proceedings with respect to Company, whether or not such interest is allowed as a claim in such proceeding (all such obligations, indebtedness and liabilities of Company to Agent and each Lender being hereinafter referred to as the “Senior Debt”) and all financing arrangements between Company, Agent and Lenders have been terminated. All liens and security interests of each Creditor, whether now or hereafter arising and howsoever existing, in any assets of Company or any assets securing the Senior Debt (including, without limitation, the Series B Collateral) shall be and hereby are subordinated to the rights and interests of Agent and Lenders in those assets irrespective of whether Agent’s liens and security interests have been perfected, or the time or order of attachment or perfection of liens or security interests, or the time of filing or recording of financing statements, mortgages or other agreements or documents, or the time of giving or failure to give notice of acquisition of purchase money or other security interests or liens; no Creditor shall have any right to possession of any such assets, to notify account debtors of Company or to foreclose upon or exercise any other right or remedy with respect to any such assets, whether by judicial action or otherwise, unless and until all of the Senior Debt shall have been fully paid and satisfied in cash and all financing arrangements between Company, Agent and Lenders have been terminated. Each Creditor also hereby agrees that, (i) the Senior Debt shall include all obligations, indebtedness and liabilities of Company to Agent and each Lender, notwithstanding the invalidity or unenforceability of all or any part of the Senior Debt, or any right or power of Company or any other entity or individual to assert any claim or defense as to the invalidity or unenforceability of any such obligation, indebtedness or liability and no such claim or defense shall affect or impair the agreements and obligations of such Creditor hereunder; and (ii) regardless of whether the Senior Debt is secured or unsecured, Agent and Lenders shall be subrogated for such Creditor with respect to such Creditor’s claims with respect to the Subordinated Debt against Company and such Creditor’s rights, liens and security interests, if any, in any of Company’s assets (including, without limitation, the Series B Collateral) and the proceeds thereof until all of the Senior Debt shall have been fully paid and satisfied in cash and all financing arrangements between Company, Agent and Lenders have been terminated.

2. Permitted Payments. Notwithstanding anything contained in Section 1 to the contrary, Subordinated Noteholders may receive, and Company may pay, the following payments in respect to the Subordinated Notes: (a) an initial aggregate payment in an amount not to exceed $3,000,000 (such exact amount to be determined by Agent and based on Excess Availability (as defined in the Loan Agreement) being at least $4,000,000 after giving effect to such initial aggregate payment) from the proceeds of the initial loans under the Loan Agreement to be applied to accrued interest and principal in respect of the Subordinated Notes; and (b) at any time during the period after the later of March 1, 2003 and Agent’s receipt of Company’s December 31, 2002 audited financial statements certified by its independent certified public accountants and prior to May 1, 2003, additional payments to be applied to accrued interest and principal in respect of the Subordinated Notes so long as (i) after giving effect for such payment, no Event of Default (as defined in the Loan Agreement) exists or would be caused thereby, (ii) after giving effect to such payment, Excess Availability (as defined in the Loan Agreement) (calculated without deducting the Availability Block (as defined in the Loan Agreement)) is at least $4,000,000, (iii) Excess Availability (calculated without deducting the Availability Block) is at least $4,000,000 for each of the thirty (30) days following such payment, and (iv) at least thirty (30) days prior to making such payment, Agent shall have received Company’s projections, in form and substance satisfactory to Agent, demonstrating that Company will have satisfactory (as determined by Agent) capitalization, liquidity and availability for the twelve (12) month period following such payment (collectively, the payments under (a) and (b), the “Permitted Payments”). Except as contemplated by Section 17 below, Company and Creditors hereby agree and understand that the terms of the Subordinated Debt, the Subordinated Notes and the Series B Collateral Documents may not be modified or amended without Agent’s prior written consent. Notwithstanding anything contained in this Section 2 to the contrary, the aggregate outstanding principal balance of the Subordinated Notes shall not at any time be less than $1,000. Company acknowledges and agrees that the failure to maintain Excess Availability of at least $4,000,000 at all times during the 30 day period following a payment under clause (b) above shall constitute an Event of Default.

3. Subordinated Debt Owed Only to Creditors. Each Subordinated Noteholder warrants and represents (a) that such Subordinated Noteholder has not previously assigned or transferred any interest in the Subordinated Debt, (b) that no other party owns an interest in the Subordinated Debt other than Subordinated Noteholders, (c) that the

Subordinated Debt had not been guaranteed by any person and Company is the only obligor with respect to the Subordinated Debt and (d) that the entire Subordinated Debt is owing only to Subordinated Noteholders and covenants that the entire Subordinated Debt shall continue to be owing only to Subordinated Noteholders unless assigned or transferred subject to the terms of this Agreement. No Subordinated Noteholder or the Trustee will, without the prior written consent of Agent: (a) cancel, waive, forgive, or subordinate to any other indebtedness of Company (other than the Senior Debt), any of the Subordinated Debt or any rights in respect thereof; (b) except for the Series B Collateral, take any collateral security for any of the Subordinated Debt; (c) take any guaranty from any person with respect to all or any portion of the Subordinated Debt; or (d) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to Company.

4. Priority of Agent and Lenders; Grant of Authority to Agent. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Company or the proceeds thereof to the creditors of Company or readjustment of the obligations and indebtedness of Company, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Subordinated Debt, or the application of the assets of Company to the payment or liquidation thereof, or upon the dissolution, liquidation, cessation or other winding up of Company’s business, or upon the sale of all or substantially all of Company’s assets, then, and in any such event, (i) Agent, for the benefit of itself and Lenders, shall be entitled to receive payment in cash in full of any and all of the Senior Debt then owing prior to the payment of all or any part of the Subordinated Debt and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Subordinated Debt shall be paid or delivered directly to Agent for application on any of the Senior Debt, due or not due, until such Senior Debt shall have first been fully paid and satisfied in cash. Agent is hereby irrevocably authorized and empowered, in its discretion, to make and present for and on behalf of any Creditor such proofs of claim against Company on account of the Subordinated Debt as Agent may deem expedient or proper and to vote such proofs of claim in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of any of the Senior Debt. Each Creditor irrevocably authorizes and empowers Agent to demand, sue for, collect and receive each of the aforesaid payments and distributions and give acquaintance therefor and to file claims and take such other actions, in Agent’s own name or in the name of such Creditor or otherwise, as Agent may deem necessary or advisable for the enforcement of this Agreement; and such Creditor will execute and deliver to Agent such powers of attorney, assignments and other instruments or documents, including notes (together with such assignments or endorsements as Agent shall deem necessary or appropriate) as may be requested by Agent in order to enable Agent to enforce any and all claims upon or with respect to any or all of the Subordinated Debt and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Debt, all for the benefit of Agent and Lenders. Following payment in full of the Senior Debt in cash, Agent will remit to Creditors, to the extent of Creditors’ interest therein, all dividends or other payments or distributions paid to and held by Agent in excess of the Senior Debt.

5. Payments Received by Creditors; Consent to Sale; Allocation.

(a) Except for Permitted Payments, should any payment, distribution, security or instrument, or any proceeds thereof, be received by any Creditor upon or with respect to the Subordinated Debt prior to the satisfaction of all of the Senior Debt in cash and termination of all financing arrangements between Company, Agent and Lenders, such Creditor shall receive and hold the same in trust, as trustee, for the benefit of Agent and Lenders and shall forthwith deliver the same to Agent in precisely the form received (except for the endorsement or assignment by such Creditor where necessary), for application on any of the Senior Debt, due or not due, and, until so delivered, the same shall be held in trust by such Creditor as the property of Agent. In the event of the failure of any Creditor to make any such endorsement or assignment to Agent, Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same.

(b) In the event Company desires to dispose of any of the Collateral (as herein defined) and Agent consents to such disposition, each Creditor shall be deemed to have consented to such disposition free and clear of any liens and security interests of such Creditor in such Collateral (including, without limitation, the Series B Collateral) and such Creditor agrees that any purchaser of any Collateral may rely on this Agreement as evidence of such Creditor’s consent to such disposition free and clear of any liens and security interests of such Creditor in such Collateral (including, without limitation, the Series B Collateral). Each Creditor agrees to execute such releases with respect to the Collateral (including, without limitation, the Series B Collateral) to be disposed of as Company or as Agent requests; provided, that (i) the failure of such Creditor to execute such releases shall not affect the right of the purchaser of such Collateral (including, without limitation, the Series B Collateral) to rely on this Agreement and (ii) in furtherance of the foregoing, such Creditor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Creditor and in the name of such Creditor, to execute and deliver the releases which such Creditor may be required to deliver pursuant to this Section 5(b). In the event any Creditor receives any proceeds of Collateral to which Agent is entitled under this Agreement, such Creditor shall hold such proceeds in trust and promptly remit such proceeds in the same form received to Agent unless the Senior Debt has been paid in full in cash.

6. Instrument Legend; Amendments. Any instrument or certificate evidencing any of the Subordinated Debt, or any portion thereof, will be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of Agent and Lenders pursuant to the terms of this Agreement, and a copy thereof will be delivered to Agent. Any instrument or certificate evidencing any of the Subordinated Debt, or any portion thereof, which is hereafter executed by Company will, on the date thereof, be inscribed with the aforesaid legend and a copy thereof will be delivered to Agent on the date of its execution or within five (5) business days thereafter and the original thereof will be delivered as and when described hereinabove. Each Creditor hereby authorizes Agent to take such action as Agent deems appropriate to evidence the subordination effected hereunder, including without limitation the filing by Agent on behalf of each Creditor of Uniform Commercial Code amendment statements that provide that the Series B Collateral in favor of Trustee has been subordinated to Agent.

7. Continuing Nature of Subordination; Subrogation. This Agreement shall be irrevocable and shall continue to be effective (notwithstanding the insolvency, liquidation or dissolution of Company) until the Senior Debt shall have been paid in cash in full and all financing arrangements between Company, Agent and Lenders have been terminated. This is a continuing agreement of subordination and Agent and Lenders may continue, at any time and without notice to any Creditor, to extend credit or other financial accommodations and loan monies to or for the benefit of Company on the faith hereof. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt, all as though such payment had not been made. Upon the payment in full in cash of all Senior Debt and termination of all financing arrangements between Company, Agent and Lenders, Creditors shall be subrogated to the extent of the payments or distributions made to Agent, or otherwise applied to payment of, the Senior Debt pursuant to the provisions of this Agreement.

8. Additional Agreements Between Company, Agent and Lenders. Agent and each Lender may, at any time and from time to time, without notice to any Creditor, enter into such agreement or agreements with Company as Agent or such Lender may deem proper, extending the time of payment of or renewing or otherwise altering, amending, modifying or supplementing the terms of the Loan Agreement, other agreements, instruments and documents evidencing the Senior Debt or all or any of the Senior Debt or affecting the collateral or any guaranty underlying any or all of the Senior Debt, and may exchange, sell, release, surrender or otherwise deal with any such security or guaranties, without in any way thereby impairing or affecting this Agreement.

9. Creditors’ Waivers. Each Creditor expressly waives all notice of (i) the existence or creation or nonpayment of all or any portion of the Senior Debt and (ii) the acceptance by Agent and Lenders of the subordination and other provisions of this Agreement and all the notices not specifically required pursuant to the terms of this Agreement whatsoever and each Creditor expressly waives reliance by Agent and Lenders upon the subordination and other agreements as herein provided. This Agreement shall remain valid and effective and the provisions of this Agreement shall apply to each Creditor and Agent regardless of the validity, enforceability or priority of the Senior Debt or any liens securing the Senior Debt. Each Creditor agrees that neither Agent nor any Lender has made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Loan Agreement, or the collectability of the Senior

Debt, that Agent and Lenders shall be entitled to manage and supervise their financial arrangements with Company without affecting the validity or enforceability of this Agreement and without regard to the existence of any rights that such Creditor may now or hereafter have in or to any of the assets of Company, and that neither Agent nor any Lender shall have any liability to such Creditor for, and waives any claim which such Creditor may now or hereafter have against, Agent or any Lender arising out of (i) any and all actions which Agent or any Lender takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in any existing or future collateral for the Senior Debt (the “Collateral”), actions with respect to the occurrence of an Event of Default (as defined in the Loan Agreement), actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other party) with respect to the Loan Agreement or any other agreement related thereto or to the collection of the Senior Debt or the valuation, use, protection or release of the Collateral, (ii) Agent’s election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. § 101 et seq.) (the “Bankruptcy Code”), of the application of Section l l l l (b)(2) of the Bankruptcy Code and/or (iii) any use of cash collateral under Section 363 of the Bankruptcy Code or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by Company, as debtor in possession. In that regard, each Creditor agrees that (A) if Company desires to use cash collateral under Section 363 of the Bankruptcy Code and Agent consents to such use, such Creditor will also consent to such use without asserting any objection of any kind (including an objection on the grounds of failure to provide adequate protection for such Creditor’s junior lien on the Series B Collateral), and (B) if Company desires to obtain credit from Agent and Lenders under Section 364 of the Bankruptcy Code to be secured by the Collateral, such Creditor will consent to such credit without asserting any objection of any kind (including an objection on the grounds of failure to provide adequate protection for such Creditor’s junior lien on the Series B Collateral). Without limiting the generality of the foregoing, each Creditor waives the right to assert the doctrine of marshalling with respect to any of the Collateral, and consents and agrees that Agent may proceed against any or all of the Collateral in such order as Agent shall determine in its sole discretion.

10. Agent’s Waivers. No waiver shall be deemed to be made by Agent of any of its rights hereunder, unless the same shall be in a writing, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Agent or any Lender or the obligations of Creditors to Agent and each Lender in any other respect at any other time. No delay on the part of Agent or any Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent or any Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

11. Information Concerning Financial Condition of Company. Each Creditor hereby assumes responsibility for keeping itself informed of the financial condition of Company, any and all endorsers and any and all guarantors of the Senior Debt and/or the Subordinated Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and/or Subordinated Debt that diligent inquiry would reveal, and such Creditor hereby agrees that Agent shall have no duty to advise such Creditor of information known to Agent regarding such condition or any such circumstances. In the event Agent, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to any Creditor, Agent shall be under no obligation (i) to provide any such information to such Creditor on any subsequent occasion or (ii) to undertake any investigation not a part of its regular business routine and shall be under no obligation to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Agent wishes to maintain confidential. Each Creditor hereby agrees that all payments received by Agent may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, without affecting the validity or enforceability of this Agreement and assents to any extension or postponement of the time of payment of the Senior Debt or to any other indulgence with respect thereto, to any substitution, exchange or release of all or any of the Collateral and to the addition or release of any other party or person primarily or secondarily liable therefor.

12. No Offset. In the event any Creditor at any time is indebted to Company, such Creditor hereby irrevocably agrees that such Creditor shall not deduct from or setoff against any amounts owing by such Creditor to Company any amounts such Creditor claims are due to such Creditor with respect to the Subordinated Debt.

13. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVERS. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF ILLINOIS AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF ILLINOIS AND NOT THE CONFLICT OF LAWS RULES OF THE STATE OF ILLINOIS GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. EACH CREDITOR HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS OR, AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH CREDITOR WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. AGENT AND EACH CREDITOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

14. Section Titles; Gender; No Prejudice of Rights. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. The singular form of any word used in this Agreement shall include the plural form and the neuter form of any word used in this Agreement shall include the masculine and feminine forms, and vice versa. Agent shall not be prejudiced in its rights under this Agreement by any act or failure to act of Company or any Creditor, or any noncompliance of Company or any Creditor with any agreement or obligation, regardless of any knowledge thereof which Agent may have or with which Agent may be charged; and no action of Agent permitted hereunder shall in any way affect or impair the rights of Agent and the obligations of each Creditor under this Agreement.

15. Notices. Any notice required hereunder shall be in writing and addressed to the party to be notified as follows:

If to the Agent, at:	Foothill Capital Corporation 2450 Colorado Avenue Suite 3000 West Santa Monica, CA 90404 Attn: Business Finance Division Manager

If to the Subordinated Noteholders, at:	Mr. John Porter Redbus Interhouse Plc Sovereign House 227 March Wall UK - London E14 9SD Attn: Ms. Billie McCarthy	Sir Leslie Porter C/o Seymour Pierce Advisory Ltd. 79 Mount Street UK-London W1K 2SN Attn: Mr. Peter Green	Toxford Corporation Rathbone Trust Co SA Place de Saint Gervais 1 1211 Geneva 1 Switzerland Attn: Mr. Daniel Fleming

If to the Trustee, at:	State Street Bank and Trust Co. Global Investor Group 2 Avenue de Lafayette, 6th Floor Boston, MA 02111-1724 Ref: Telos Attn.: Mr. John Brennan

or to such other address as each party may designate for itself by notice. Notice shall be deemed to have been duly given (i) if delivered personally or otherwise actually received, (ii) if sent by overnight delivery service, (iii) if mailed by first class United States mail, postage prepaid, registered or certified, with return receipt requested or (iv) if sent by telex with telex confirmation of receipt (with duplicate notice sent by United States mail as provided above). Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail. Notice given in any other manner described in this paragraph shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender.

16. Successors and Assigns. This Agreement shall be binding upon each Creditor and such Creditor’s successors and assigns and Agent and its successors and assigns, and shall inure to the benefit of each Creditor and such Creditor’s successors and assigns and

Agent and its successors and assigns. Any person that refinances or refunds the Senior Debt in whole or in part shall be entitled to rely on this Agreement. Upon the refinancing or refunding of all or any portion of the Senior Debt by any person, (i) each Creditor hereby agrees, at the request of Agent, to execute and deliver to such person an agreement (substantially identical to this Agreement) providing for the continued subordination of the Subordinated Debt (and liens securing same) to the obligations, liabilities and indebtedness of Company (and liens securing same) to such person (provided, that the failure of such Creditor to execute and deliver such an agreement shall not affect such Creditor’s obligations hereunder to such person or the right of any such person to rely on this Agreement), and (ii) all references to “Senior Debt” herein shall be deemed to mean the obligations, liabilities and indebtedness of Company to such person and all references to the “Agent” shall be deemed to mean such person. Notwithstanding the foregoing, the foregoing provisions shall not apply to a person that refinances or refunds the Senior Debt in part unless such person has obtained Agent’s express prior written consent to rely on this Agreement.

17. Extension of Maturity of Subordinated Notes. On or before March 31, 2003, Creditors agree to amend the Subordinated Notes to extend the maturity date thereof from May 23, 2003 to a date no earlier than October 31, 2004, and on or before August 15, 2004, to the extent the Subordinated Notes do not have a maturity date later than October 31, 2004, Creditors agree to amend the Subordinated Notes to extend the maturity date thereof to a date no earlier than October 31,2005.

IN WITNESS WHEREOF, this Agreement has been signed as of the date first above written.

AGENT:

FOOTHILL CAPITAL CORPORATION, as Agent for Lenders

By	/s/ Illegible
Its	V.P.

SUBORDINATED NOTEHOLDERS:

TOXFORD CORPORATION

/s/ DANIEL FLEMING
By:	Daniel Fleming
Its:	Director

/s/ JOHN PORTER
John Porter

/s/ SIR LESLIE PORTER
Sir Leslie Porter
(signed under power of Attorney dated 18th June 2002)

TRUSTEE:

STATE STREET BANK AND TRUST COMPANY, as Collateral Trustee

By
Its

POWER OF ATTORNEY

THIS GENERAL POWER OF ATTORNEY is made this 18th day of June 2002 by Sir Leslie Porter of 40 Cliff Tower, Ramat Yam Street, Herzliya, Pituach, 46581 Israel.

I appoint PETER DEREK GREEN of 79 Mount Street London, W_K 2SN in accordance with Section 10 of the Powers of Attorney Act 1971.

In witness whereof I have hereunto set me hand this day and year first before written.

SIGNED AND DELIVERED	)

BY ME THE SAID LESLIE PORTER	)	/s/ L. PORTER

in the presence of:	)

Witness

/s/ MARLENE SACHO	/s/ ANAT GINSBURG
Marlene Sacho	Anat Ginsburg
6 Hayovel Street	15 Helsinky St.
Raanana	TEL - AVIV
Secretary	Secretary

IN WITNESS WHEREOF, this Agreement has been signed as of the date first above written.

AGENT:

FOOTHILL CAPITAL CORPORATION, as Agent for Lenders

By
Its

SUBORDINATED NOTEHOLDERS:

TOXFORD CORPORATION

By
Its

John Porter

Sir Leslie Porter

TRUSTEE:

STATE STREET BANK AND TRUST COMPANY, as Collateral Trustee

By	/s/ JOHN A. BRENNAN
Its	Assistant Secretary

The undersigned hereby consents to, and acknowledges receipt of a copy of, the foregoing Subordination Agreement this 18th day of October, 2002, and agrees that, except as provided in the foregoing Agreement, it will not pay any of the Subordinated Debt or grant any security therefor, until the Senior Debt shall have been paid in full in cash and all financing arrangements between Company, Agent and Lenders have been terminated. In the event of payment by Company to any Creditor or the grant of a security interest by Company to any Creditor in any of Company’s assets in violation of the foregoing Agreement, or such other breach by Company of any of the provisions herein or of the foregoing Agreement, all of the Senior Debt shall, without presentment, demand, protest or notice of any kind, at the election of Agent, become immediately due and payable.

TELOS CORPORATION

By	/s/ MICHAEL P. FLAHERTY
Its	EVP, General Counsel

EXHIBIT A-1

SERIES B SUBORDINATED NOTES

See Attached

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IT IS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SAID ACT AND LAWS. THIS NOTE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS DUE TO NATIONSBANK, N.A. AND/OR CERTAIN OTHER BANKS OR FINANCIAL INSTITUTIONS, AS PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF OCTOBER 13, 1995 BY AND AMONG TELOS CORPORATION, A MARYLAND CORPORATION, TELOS CORPORATION, A CALIFORNIA CORPORATION, NATIONSBANK, N.A. AND THE HOLDERS IDENTIFIED IN SCHEDULE A THERETO.

Herndon, Virginia

October 13, 1995

SERIES B SENIOR SUBORDINATED SECURED NOTE DUE OCTOBER 1, 2000

FOR VALUE RECEIVED, Telos Corporation, a Maryland corporation, with offices at 460 Herndon Parkway, Herndon, Virginia 22070 (hereinafter referred to as “the Borrower” or “the Company”), promises to pay to the order of Sir Leslie Porter (hereinafter referred to as Lender”), c/o Personal Financial Management Ltd., 12 Hans Road, London SW3 1RT, England, at such other offices or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of SEVEN HUNDRED NINE THOUSAND FOUR HUNDRED NINETY-SEVEN DOLLARS AND 49/100 ($709,497.49) on October 1, 2000 together with interest on the principal amount hereof from time to time outstanding at the rate hereinafter provided until paid in full.

This is one of a series of the Company’s Notes known as its Series B Senior Subordinated Secured Notes Due October 1, 2000 (collectively referred to herein as the “Series B Notes”), all of like tenor, except as to the identifying number and principal amount thereof and except for certain variations contained in this Note. The Series B Notes have been issued in the aggregate principal amount of $6,493,581.93.

I. GENERAL TERMS

1.1 Interest only shall be payable at the rate of fourteen percent (14%) per annum, on the principal balance of this Note from time to time outstanding from and after the date hereof, and shall be due and payable quarterly, until the principal has been paid in full, on the first day of April, July, October, and January in each year. Notwithstanding the foregoing, the rate of interest shall be increased to an amount necessary to result in a payment to the holder of fourteen percent (14%) per annum net of withholding for United States Federal Income Taxes, it being contemplated that Borrower shall receive substantiation for Federal Income Tax purposes of circumstances supporting withholding at a rate no greater than seventeen and one-half percent (17 1/2%) of interest hereunder. The first interest payment shall be due January 1, 1996 and shall include all interest accrued from the date hereof until the date of such interest payment.

1.2 If not sooner paid, the outstanding and unpaid principal balance shall be paid on October 1, 2000, together with accrued and unpaid interest on this Note. In addition, interest shall be payable at the rate provided in Section 1.1 hereof on any Payment Premium from the date such premium is due until paid in full.

1.3 Principal, premium, if any, and interest on this note are payable in lawful money of the United States. The principal of this Note may be prepaid at any time after ten (10) days, written notice to the Lender, in whole or in part, and shall be accompanied by payment in cash of all accrued and unpaid interest on the amount so prepaid, together with, to the extent not prohibited by applicable law, a Payment Premium.

1.4 In the event of a Public Offering of the common stock of the Company, or in the event of a Refinancing, the principal then outstanding shall become immediately due and payable, together with, accrued and unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount equal to the lesser of (i) the Net Proceeds of such Public Offering or Refinancing or (ii) the amount determined in accordance with §1.6 (iv) . The Net Proceeds shall be applied toward the payment of the outstanding and unpaid principal balance of the Notes, accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, such Payment Premium.

1.5 In the event of a Merger or Dissolution, the principal then outstanding shall become immediately due and payable, together with accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, a Payment Premium in the amount determined in accordance with § 1.6(iv).

1.6 Definitions.

(i)	“Public Offering” shall mean the distribution and sale of the Company’s common stock (some of the proceeds of which sale are available to the Company) pursuant to a registration statement

(other than a registration statement on Form S-4 or Form S-8) which has been filed with the U.S. Securities and Exchange Commission and become effective.

(ii)	“Refinancing” shall mean a sale of securities of the Company which results in Net Proceeds to the Company in excess of $1,000,000, other than (a) obligations for borrowed money due and payable within one year which are not extended, renewed or refinanced beyond such due date; (b) other obligations for money borrowed from NationsBank and/or its successors, substitutes and participants and their respective assigns and any refinancing thereof.

(iii)	“Net Proceeds” shall mean the proceeds to the Company after expenses of sale and distribution, including discounts, commissions and brokerage and legal fees.

(iv)	“Payment Premium” shall mean an amount equal to (a) 13 1/2% per annum, compounded semiannually from and after the date hereof until paid, on the principal amount of this Note outstanding from time to time until the time of payment minus (b) the cumulative amount payable by the Company on account of withholding taxes with respect to interest payable pursuant to Section 1.1 to the date of payment of such premium. For the avoidance of doubt, the Payment Premium shall not itself be increased on account of withholding taxes, but shall be subject to, and the amount remitted to the holder reduced by, any withholding tax to which the Payment Premium is subject, with the result that the total cost to the Company for interest, Payment Premium and withholding taxes shall equal twenty-seven and one-half percent (27 1/2%) per annum on the principal outstanding from time to time to the date of payment of the Payment Premium.

(v)	“Merger” shall mean a merger, consolidation or other combination to which the Company or any-subsidiary is a party, in which the Company is not the surviving corporation or which results in the acquisition of “beneficial ownership” of securities of the Company representing 50% or more of the total number of votes that may be cast for the election of directors by any “person” or “group” (as such terms are defined in Rule 13 (d) promulgated under the Securities Exchange Act of 1934, as amended), or a sale by the Company of all or substantially all of its assets.

(vi)	“Dissolution” shall mean the adoption by the Board of Directors and/or the shareholders of the Company of a resolution to dissolve the Company and liquidate its assets, the filing by the Company of articles of dissolution or a similar application for dissolution with the appropriate officer of the state of incorporation of the Company, the entry of an order or other action by such state dissolving the Company, or the adoption by the Board of Directors or the shareholders of the Company of a plan of liquidation or a resolution approving a liquidating distribution of the Company’s assets, whichever shall first occur.

1.7 At any time after the third anniversary of the date hereof, the holders of a majority in outstanding principal amount of the Series B Notes and the Series C Notes issued by the Company contemporaneously herewith may request, in writing, that the Company effect a Public Offering, at the Company’s cost and expense. Upon receipt of any such request, the Company shall, as expeditiously as possible, use its best efforts to effect a Public Offering, with the objective of realizing Net Proceeds sufficient to pay the then-outstanding principal balance of the Series B Notes and the Series C Notes together with accrued, unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount determined in accordance with § 1.4.

1.8 If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or legal holiday under the laws of the Commonwealth of Virginia, or any other day on which banking institutions in the Commonwealth of Virginia are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in Virginia and any such extended time of the payment of principal shall not be included in computing compound interest in connection with such payment.

1.9 Upon receipt by the Borrower of evidence reasonably satisfactory to it of the mutilation, destruction, loss or theft _ of this Note, the Borrower will make and deliver to the owner a new note of like tenor in lieu of this Note so mutilated, destroyed, lost or stolen.

1.10 Payments made on account hereof shall be applied first to accrued and unpaid interest, then to principal, then to interest on any unpaid Payment Premium and then to the Payment Premium, if any.

1.11 All payments made by the Company on account of the Series B Notes or any of them shall be made pro rata, in proportion to the outstanding principal balance of each of the Series B Notes outstanding at the time of any such payment.

1.12 The Company agrees that within 60 days of the date hereof it will enter into a security agreement with the holder granting to a collateral agent, mutually acceptable to the Holders and the Company, for the holders of the Series B Notes, a perfected security interest in the Company’s plant, property and equipment, pursuant to documents and agreements in form and substance reasonably satisfactory to the Lender.

II. DEFAULT

2.1 It is expressly agreed by Borrower that the following shall be deemed to be Events of Default under this Note: (a) the failure to pay, when due, any amount of principal, or no more than five days after due date any amount of premium, if any, or interest on this Note or the Series C Notes, or (b) in the event the Borrower files any petition, or any petition is filed against it and not dismissed within sixty (60) days, under any bankruptcy or insolvency law or for the appointment of a receiver for substantially all its assets or in the event the Borrower makes a general assignment for the benefit of creditors, (c) or any failure by the Borrower to perform or observe any of the other covenants, agreements or provisions to be performed or observed by it under this Note or the Series C Notes, and such default shall not be rectified or cured within 10 days after written notice thereof by the Lender to the Company, or (d) any representation or warranty of the Company under the Bridge Notes Exchange and Conversion Agreement of even date herewith shall be materially false on the date it was made, or (e) an event of default as specified in the Revolving and Reducing Senior Facility Credit Agreement among the Company, Telos Corporation (a California corporation) and NationsBank, N.A. (the “Senior Credit Agreement”) shall have occurred and be continuing, if (and only if) such event results in acceleration of the maturity of the indebtedness under such Senior Credit Agreement and such acceleration continues in effect.

2.2 If an Event of Default occurs, the Lender, at his option, may accelerate this Note and may by written notice to Borrower declare the entire unpaid principal amount of this Note and all interest accrued and unpaid thereon to be immediately due and payable whereupon the unpaid principal amount and all such accrued interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind. The failure of the Lender to give such notice shall, in no event, be deemed a waiver of any of the Lender rights hereunder as long as the Event of Default continues.

2.3 Upon default in the payment of the principal of this Note or any other sum payable hereunder when due upon demand, at maturity or by reason of acceleration of maturity, or upon the occurrence of any other Event of Default hereunder Borrower agrees to pay all reasonable costs of collection incurred by the holder of the Note, including reasonable attorneys’ fees, whether suit is brought or not, and all other costs and expenses reasonably connected with collection of the indebtedness evidenced hereby.

III. SUBORDINATION

3.1. Payment of the principal of, interest on and Payment Premium on this Note are subordinate and subject in right of payment to the prior indefeasible payment in full in cash or cash equivalents of all Senior Indebtedness (as such term is defined in the Subordination Agreement) in the manner and to the extent provided in the Subordination Agreement, and each holder of this Note by such holder’s acceptance hereof, acknowledges and confirms such subordination, represents and warrants that such holder has received and reviewed and become a party to the Subordination Agreement, and covenants and agrees to comply with the provisions of the Subordination Agreement applicable to holders of the Series B Notes.

This Note shall be construed and enforced in accordance with, and governed by the laws of, the Commonwealth of Virginia without giving effect to conflict of laws principles.

The parties hereto, including the undersigned Borrower and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

Telos Corporation

By:	/s/ WILLIAM L. P. BROWNLEY
Title:	VP GC

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

Sir Leslie Porter

Series B Senior Subordinated Secured Note

By signing below, I agree to an extension so that my Series B Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which SEVEN HUNDRED NINE THOUSAND FOUR HUNDRED NINETY-SEVEN AND 49/100 U.S. DOLLARS ($709,497.49) is now due April 1, 2001.

AGREED AND ACKNOWLEDGED,

WITNESS	SIR LESLIE PORTER

/s/ Illegible	/s/ L. PORTER
Name	Name
House Keeper
Studio 8 Cliff Tower
____________________ St
________________________
______________ 46551

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

March 28, 2000

VIA FACSIMILE 1 760 770 0759

Sir Leslie Porter

12506 Prestwick Court

Rancho Mirage, California 92270

RE:	Series B Senior Subordinated Secured Note

Dear Sir Leslie:

Telos Corporation (the “Company”) requests you and certain other investors agree to an extension of the Due Date of your Series B Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which is SEVEN HUNDRED NINE THOUSAND FOUR HUNDRED NINETY-SEVEN AND 49/100 U.S. DOLLARS ($709,497.49).

In consideration for granting this extension, Telos Corporation shall pay to you $16,600.00 (SIXTEEN THOUSAND SIX HUNDRED AND 00/100 U.S. DOLLARS) on October 1, 2000.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2001, together with accrued and unpaid interest.

Sincerely,

/s/ WILLIAM L. P. BROWNLEY
William L. P. Brownley
Vice President & General Counsel

WLLB: aa

Enclosure

Sir Leslie Porter

Series B Senior Subordinated Secured Note

By signing below, in consideration for the payment of an extension fee, I agree to an extension so that my Series B Senior Subordinated Secured Note Due April 2, 2001, the principal sum of which FOUR HUNDRED TWENTY-FIVE THOUSAND SIX HUNDRED NINETY-EIGHT AND 00/100 U.S. DOLLARS ($425,698.00) is now due April 1, 2002.

AGREED AND ACKNOWLEDGED,

WITNESS:		SIR LESLIE PORTER

	/s/ CARY M. CERVANTES		/s/ L. PORTER
Name:	Cary M. Cervantes	Name:
49029 Mari Posa
Palm Desert. CA. USA
92260

Sir Leslie Porter

PFM Advisory Limited

79 Mount Street

London W1Y 5HJ

England

Series B Senior Subordinated Secured Note

In consideration for the payment of an extension fee(s) of 1.5% in the amount of $10,643.00 (ten thousand six hundred forty-three and 00/100 U.S. dollars) within 30 days of Telos Corporation’s receipt of this signed extension agreement, I agree to an extension so that my Series B Senior Subordinated Secured Note presently due April 1, 2002, the principal sum of which is $425,698.00 (four hundred twenty-five thousand six hundred ninety-eight and 00/100 U.S. dollars), shall now be due on May 23, 2003. I also agree to an extension so that the remaining principal sum currently due and payable in the amount of $283,799.00 (two hundred eighty-three thousand seven hundred ninety-nine and 00/100 U.S. dollars) shall now be due on May 23, 2003.

Additionally, notwithstanding the above, if by June 30, 2002, the entire principal sum of $709,497 (seven hundred and nine thousand four hundred ninety-seven and 00/100 U.S. dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1.5% in the amount of $10,643.00 (ten thousand six hundred forty-three and 00/100 U.S. dollars) or such other amount equal to 1.5% of the principal balance remaining as of June 30, 2002.

SIR LESLIE PORTER	Telos Corporation

/s/ L. PORTER	/s/ MICHAEL P. FLAHERTY
Signature	Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

Date: 15 March __	March 1, 2002

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 1, 2002

Sir Leslie Porter

PFM Advisory Limited

79 Mount Street

London	W1Y5HJ

United Kingdom

RE:	Series B Senior Subordinated Secured Note

Dear Sir Leslie:

Telos Corporation (the “Company”) requests you and certain other investors agree to an extension of the due date of your Series B Senior Subordinated Secured Note due April 1, 2002, the principal sum of which is $425,698.00 (four hundred twenty-five thousand six hundred ninety-eight and 00/100 U.S. dollars), and an extension of the remaining principal sum of $283,799.00 (two hundred eighty-three thousand seven hundred ninety-nine and 00/100 U.S. dollars) which is currently due and payable, to become due and payable on May 23, 2003.

In consideration for granting this extension, Telos Corporation shall pay an extension fee of 1.5% in the amount of $10,643.00 (ten thousand six hundred forty-three and 00/100 U.S. dollars) within 30 days of the Company’s receipt of a signed extension agreement. Notwithstanding the above, if by June 30, 2002, the entire principal sum of $709,497 (seven hundred and nine thousand four hundred ninety-seven) has not been paid, the Company shall pay an additional extension fee of 1.5% in the amount of $10,643.00 (ten thousand six hundred forty-three and 00/100 U.S. dollars) or such other amount equal to 1.5% of the principal balance remaining as of June 30, 2002.

Thank you for your consideration of the extension of your Note. Please do not hesitate to contact me if you require additional information.

Sincerely,

/s/ MICHAEL P. FLAHERTY
Michael P. Flaherty
Executive Vice President, General Counsel and Chief Administrative Officer

Sir Leslie Porter

PFM Advisory Limited

79 Mount Street

London W1Y 5HJ

England

Series B Senior Subordinated Secured Note

In consideration for the payment of an extension fee(s) of 1.5% in the amount of $10,643.00 (ten thousand six hundred forty-three and 00/100 U.S. dollars) within 30 days of Telos Corporation’s receipt of this signed extension agreement, I agree to an extension so that my Series B Senior Subordinated Secured Note presently due April 1, 2002, the principal sum of which is $425,698.00 (four hundred twenty-five thousand six hundred ninety-eight and 00/100 U.S. dollars), shall now be due on May 23, 2003. I also agree to an extension so that the remaining principal sum currently due and payable in the amount of $283,799.00 (two hundred eighty-three thousand seven hundred ninety-nine and 00/100 U.S. dollars) shall now be due on May 23, 2003.

Additionally, notwithstanding the above, if by June 30, 2002, the entire principal sum of $709,497 (seven hundred and nine thousand four hundred ninety-seven and 00/100 U.S. dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1.5% in the amount of $10,643.00 (ten thousand six hundred forty-three and 00/100 U.S. dollars) or such other amount equal to 1.5% of the principal balance remaining as of June 30, 2002.

SIR LESLIE PORTER	Telos Corporation

/s/ MICHAEL P. FLAHERTY
Signature	Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

Date:	March 1, 2002

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 27, 2001

VIA FACSIMILE 011 44 20 7616 4707

Sir Leslie Porter

PFM Advisory Limited

79 Mount Street

London

W1Y 5HJ

RE:	Series B Senior Subordinated Secured Note

Dear Sir Leslie:

Telos Corporation (the “Company”) requests you and certain other investors agree to an conversion and extension of the Due Date of your Series B Senior Subordinated Secured Note Due April 1,2001, the principal sum of which is SEVEN HUNDRED NINE THOUSAND FOUR HUNDRED NINETY-SEVEN AND 49/100 U.S. DOLLARS ($709,497.49).

Telos Corporation will convert TWO HUNDRED EIGHTY THREE SEVEN HUNDRED NINETY-NINE AND 00/100 ($283,799.00) into current maturities of long term debt. The remainder or FOUR HUNDRED TWENTY FIVE SIX HUNDRED NINETY-EIGHT AND 00/100 ($425,698.00) will be extended until April 1, 2002.

In consideration for granting this extension, Telos Corporation shall pay to you $10,642.00 (TEN THOUSAND SIX HUNDRED FORTY-TWO AND 00/100 U.S. DOLLARS) within 30 days of the Company’s receipt of this signed extension agreement.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April l, 2002, together with accrued and unpaid interest.

Sincerely,

/s/ MICHAEL P. FLAHERTY
Michael P. Flaherty
Executive Vice President & General Counsel

MPF: das

Enclosure

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IT IS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SAID ACT AND LAWS. THIS NOTE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS DUE TO NATIONSBANK, N.A. AND/OR CERTAIN OTHER BANKS OR FINANCIAL INSTITUTIONS, AS PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF OCTOBER 13, 1995 BY AND AMONG TELOS CORPORATION, A MARYLAND CORPORATION, TELOS CORPORATION, A CALIFORNIA CORPORATION, NATIONSBANK, N.A. AND THE HOLDERS IDENTIFIED IN SCHEDULE A THERETO.

Herndon, Virginia

October 13, 1995

SERIES B SENIOR SUBORDINATED SECURED NOTE DUE OCTOBER 1, 2000

FOR VALUE RECEIVED, Telos Corporation, a Maryland corporation, with offices at 460 Herndon Parkway, Herndon, Virginia 22070 (hereinafter referred to as “the Borrower” or “the Company”), promises to pay to the order of Toxford Corporation, or assigns, (hereinafter referred to as “Toxford Corporation” or “Lender”), at c/o Rabobank, P.O. Box 348, St. Andrews House, Le Bordage, St. Peter Port, Guernsey , Channel Islands, or at such other offices or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of ONE MILLION FOUR HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED TWENTY-SIX DOLLARS AND 53/100 ($1,466,626.53) on October 1, 2000 together with interest on the principal amount hereof from time to time outstanding at the rate hereinafter provided until paid in full.

This is one of a series of the Company’s Notes known as its Series B Senior Subordinated Secured Notes Due October 1, 2000 (collectively referred to herein as the “Series B Notes”), all of like tenor, except as to the identifying number and principal amount thereof and except for certain variations contained in the Series B Note issued to Sir Leslie Porter. The Series B Notes have been issued in the aggregate principal amount of $6,493,581.93.

I. GENERAL TERMS

1.1 Interest only shall be payable at the rate of fourteen percent (14%) per annum, on the principal balance of this Note from time to time outstanding from and after the date hereof, and shall be due and payable quarterly, until the principal has been paid in full, on the first day of April, July, October, and January in each year. The first interest payment shall be due January 1, 1996 and shall include all interest accrued from the date hereof until the date of such interest payment.

1.2 If not sooner paid, the outstanding and unpaid principal balance shall be paid on October 1, 2000, together with accrued and unpaid interest on this Note. In addition, interest shall be payable at the rate provided in Section 1.1 hereof on any Payment Premium from the date such premium is due until paid in full.

1.3 Principal, premium, if any, and interest on this note are payable in lawful money of the United States. The principal of this Note may be prepaid at any time after ten (10) days, written notice to the Lender, in whole or in part, and shall be accompanied by payment in cash of all accrued and unpaid interest on the amount so prepaid, together with, to the extent not prohibited by applicable law, a Payment Premium.

1.4 In the event of a Public Offering of the common stock of the Company, or in the event of a Refinancing, the principal then outstanding shall become immediately due and payable, together with, accrued and unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount equal to the lesser of (i) the Net Proceeds of such Public Offering or Refinancing or (ii) the amount determined in accordance with § 1.6(iv) . The Net Proceeds shall be applied toward the payment of the outstanding and unpaid principal balance of the Notes, accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, such Payment Premium.

1.5 In the event of a Merger or Dissolution, the principal then outstanding shall become immediately due and payable, together with accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, a Payment Premium in the amount determined in accordance with § 1.6(iv) .

1.6 Definitions.

(i)	“Public Offering” shall mean the distribution and sale of the Company’s common stock (some of the proceeds of which sale are available to the Company) pursuant to a registration statement (other than a registration statement on Form S–4 or Form S–8) which has been filed with the U.S. Securities and Exchange Commission and become effective.

(ii)	“Refinancing” shall mean a sale of securities of the Company which results in Net Proceeds to the Company in excess of $1,000,000, other than (a) obligations for borrowed money due and payable within one year which are not extended, renewed or refinanced beyond such due date; or (b) other obligations for money borrowed from NationsBank and/or its successors, substitutes and participants and their respective assigns and any refinancing thereof.

(iii)	“Net Proceeds” shall mean the proceeds to the Company after expenses of sale and distribution, including discounts, commissions and brokerage and legal fees.

(iv)	“Payment Premium” shall, except as otherwise provided in § 1.4, mean an amount equal to 13 1/2% per annum, compounded semiannually from and after the date hereof until paid, on the principal amount of this Note outstanding from time to time until the time of payment.

(v)	“Merger” shall mean a merger, consolidation or other combination to which the Company or any subsidiary is a party, in which the Company is not the surviving corporation or which results in the acquisition of “beneficial ownership” of securities of the Company representing 50% or more of the total number of votes that may be cast for the election of directors by any “person” or “group” (as such terms are defined in Rule 13 (d) promulgated under the Securities Exchange Act of 1934, as amended), or a sale by the Company of all or substantially all of its assets.

(vi)	“Dissolution” shall mean the adoption by the Board of Directors and/or the shareholders of the Company of a resolution to dissolve the Company and liquidate its assets, the filing by the Company of articles of dissolution or a similar “application for dissolution with the appropriate officer of the state of incorporation of the Company, the entry of an order or other action by such state dissolving the Company, or the adoption by the Board of Directors or the shareholders of the Company of a plan of liquidation or a resolution approving a liquidating distribution of the Company’s assets, whichever shall first occur.

1.7 At any time after the third anniversary of the date hereof, the holders of a majority in outstanding principal amount, of the Series B Notes and the Series C Notes issued by the Company contemporaneously herewith may request, in writing, that the Company effect a Public Offering, at the Company’s cost and expense. Upon receipt of any such request, the Company shall, as expeditiously as possible, use its best efforts to effect a Public Offering, with the objective of realizing Net Proceeds sufficient to pay the then-outstanding principal balance of the Series B Notes and the Series C Notes together with accrued, unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount determined in accordance with §1.4.

1.8 If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or legal holiday under the laws of the Commonwealth of Virginia, or any other day on which banking institutions in, the Commonwealth of Virginia are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in Virginia and any such extended time of the payment of principal shall not be included in computing compound interest in connection with such payment.

1.9 Upon receipt by the Borrower of evidence reasonably satisfactory to it of the mutilation, destruction, loss or theft of this Note, the Borrower will make and deliver to the owner a new note of like tenor in lieu of this Note so mutilated, destroyed, lost or stolen.

1.10 Payments made on account hereof shall be applied first to accrued and unpaid interest, then to principal, then to interest on any unpaid Payment Premium and then to the Payment Premium, if any.

1.11 All payments made by the Company on account of the Series B Notes or any of them shall be made pro rata, in proportion to the outstanding principal balance of each of the Series B Notes outstanding at the time of any such payment.

1.12 The Company agrees that within 60 days of the date hereof it will enter into a security agreement with the holder granting to a collateral agent, mutually acceptable to the Lender and the Company, for the holders of the Series B Notes, a perfected security interest in the Company’s plant, property and equipment, pursuant to documents and agreements in form and substance reasonably satisfactory to the Lender.

II. DEFAULT

2.1 It is expressly agreed by Borrower that the following shall be deemed to be Events of Default under this Note: (a) the failure to pay, when due, any amount of principal, or no more than five days after due date any amount of premium, if any, or interest on this Note or the Series C Notes, or (b) in the event the Borrower files any petition, or any petition is filed against it and not dismissed within sixty (60) days, under any bankruptcy or insolvency law or for the appointment of a receiver for substantially all its assets or in the event the Borrower makes a general assignment for the benefit of creditors, (c) or any failure by the Borrower to perform or observe any of the other covenants, agreements or provisions to be performed or observed by it under this Note or the Series C Notes, and such default shall not be rectified or cured within 10 days after written notice thereof by the Lender to the Company, or (d) any representation or warranty of the Company under the Bridge Notes Exchange and Conversion Agreement of even date herewith shall be materially false on the date it was made, or (e) an event of default as specified in the Revolving and Reducing Senior Facility Credit Agreement among the Company, Telos Corporation (a California corporation) and NationsBank, N.A. (the “Senior Credit Agreement”) shall have occurred and be continuing, if (and only if) such event results in acceleration of the maturity of the indebtedness under such Senior Credit Agreement and such acceleration continues in effect.

2.2 If an Event of Default occurs, the Lender, at his option, may accelerate this Note and may by written notice to Borrower declare the entire unpaid principal amount of this Note and all interest accrued and unpaid thereon to be immediately due and payable whereupon the unpaid principal amount and all such accrued interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind. The failure of the Lender to give such notice shall, in no event, be deemed a waiver of any of the Lender rights hereunder as long as the Event of Default continues.

2.3 Upon default in the payment of the principal of this Note or any other sum payable hereunder when due upon demand, at maturity or by reason of acceleration of maturity, or upon the occurrence of any other Event of Default hereunder Borrower agrees to pay all reasonable costs of collection incurred by the holder of the Note, including reasonable attorneys’ fees, whether suit is brought or not, and all other costs and expenses reasonably connected with collection of the indebtedness evidenced hereby.

III. SUBORDINATION

3.1 Payment of the principal of, interest on and Payment Premium on this Note are subordinate and subject in right of payment to the prior indefeasible payment in full in cash or cash equivalents of all Senior Indebtedness (as such term is defined in the Subordination Agreement) in the manner and to the extent provided in the Subordination Agreement, and each holder of this Note by such holder’s acceptance hereof, acknowledges and confirms such subordination, represents and warrants that such holder has received and reviewed and become a party to the Subordination Agreement, and covenants and agrees to comply with the provisions of the Subordination Agreement applicable to holders of the Series B Notes.

This Note shall be construed and enforced in accordance with, and governed by the laws of, the Commonwealth of Virginia without giving effect to conflict of laws principles.

The parties hereto, including the undersigned Borrower and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

Telos Corporation

By:	/s/ WILLIAM L. P. BROWNLEY
Title:	VP GC

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

Mr. Daniel M. Fleming

Series B Senior Subordinated Secured Note

By signing below, I agree to an extension so that Toxford Corporation’s Series B Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which ONE MILLION FOUR HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED TWENTY-SIX AND 53/100 U.S. DOLLARS ($1,466,626.53) is now due April 1, 2001.

AGREED AND ACKNOWLEDGED,

ATTEST:	TOXFORD CORPORATION Director of Toxford Corporation

	By:	/s/ DANIEL M. FLEMING
	Name:	Mr. Daniel M. Fleming, Director of Toxford Corporation
	Title:	Trust Officer, Rathbones

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

March 28, 2000

VIA FACSIMILE 011 41 22 909 8939

Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

Case Postale 2049

1211 Geneve 1

RE:	Series B Senior Subordinated Secured Note (Toxford Corporation)

Dear Mr. Fleming:

Telos Corporation (the “Company”) requests Toxford Corporation and certain other investors agree to an extension of the Due Date of its Series B Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which is ONE MILLION FOUR HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED TWENTY-SIX AND 53/100 U.S. DOLLARS ($1,466,626.53).

In consideration for granting this extension, Telos Corporation shall pay to Toxford Corporation $34,400.00 (THIRTY-FOUR THOUSAND FOUR HUNDRED AND 00/100 U.S. DOLLARS) on October 1, 2000.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on Toxford Corporation’s Note shall be due on April 1, 2001, together with accrued and unpaid interest.

Sincerely,

/s/ WILLIAM L. P. BROWNLEY
William L. P. Brownley
Vice President & General Counsel

WLLB: aa

Enclosure

Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneve 1

Switzerland

Series B Senior Subordinated Secured Note (Toxford Corporation)

In consideration for the payment of an extension fee(s) of 1% in the amount of $14,666.00 (fourteen thousand six hundred sixty-six and 00/100 U.S. dollars) within 30 days of Telos Corporation’s receipt of this signed extension agreement, Toxford Corporation agrees to an extension so that its Series B Senior Subordinated Secured Note presently due April 1, 2002, the principal sum of which is $1,393,296.00 (one million three hundred ninety-three thousand two hundred ninety-six and 00/100 U.S. dollars), shall now be due May 23, 2003. Toxford Corporation also agrees to an extension so that the remaining principal sum currently due and payable in the amount of $73,331.00 (seventy-three thousand three hundred thirty-one and 00/100 U.S. dollars) shall now be due on May 23, 2003.

Additionally, notwithstanding the above, if by June 30, 2002, the entire principal sum of $1,466,627.00 (one million four hundred sixty-six thousand six hundred twenty-seven and 00/100 US dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1% in the amount of $14,666.00 (fourteen thousand six hundred sixty-six and 00/100 U.S. dollars) or such other amount equal to 1% of the principal balance remaining as of June 30, 2002.

AGREED AND ACKNOWLEDGED,

For TOXFORD CORPORATION	Telos Corporation
Daniel M. Fleming
Title:

/S/ DANIEL M. FLEMING	/s/ MICHAEL P. FLAHERTY
Signature	Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer
Date: 11-3-2002	March 1, 2002

March 1, 2002

Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneve 1

Switzerland

RE:	Series B Senior Subordinated Secured Note (Toxford Corporation)

Dear Mr. Fleming:

Telos Corporation (the “Company”) requests Toxford Corporation and certain other investors agree to an extension of the due date of its Series B Senior Subordinated Secured Note presently due April 1, 2002, the principal sum of which is $1,393,296.00 (one million three hundred ninety-three thousand two hundred ninety-six and 00/100 U.S. dollars), and an extension of the remaining principal sum of $73,331.00 (seventy-three thousand three hundred thirty-one and 00/100 U.S. dollars) which is currently due and payable, to become due and payable on May 23, 2003.

In consideration for granting this extension, Telos Corporation shall pay an extension fee of 1% in the amount of $14,666.00 (fourteen thousand six hundred sixty-six and 00/100 U.S. dollars) within 30 days of the Company’s receipt of a signed extension agreement. Notwithstanding the above, if by June 30, 2002, the entire principal sum of $1,466,627.00 (one million four hundred sixty-six thousand six hundred twenty-seven and 00/100 US dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1% in the amount of $14,666.00 (fourteen thousand six hundred sixty-six and 00/100 US dollars) or such other amount equal to 1% of the principal balance remaining as of June 30, 2002.

Thank you for your consideration of the extension of your Note. Please do not hesitate to contact me if you require additional information.

Sincerely,

Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer

Mr. Daniel M. Fleming

Series B Senior Subordinated Secured Note

By signing below, I agree to an extension so that Toxford Corporation’s Series B Senior Subordinated Secured Note Due April 1, 2001, the principal sum of which ONE MILLION THREE HUNDRED NINETY-THREE THOUSAND TWO HUNDRED NINETY-SIX AND 00/100 U.S. DOLLARS ($1,393,296.00) is now due April 1, 2002.

AGREED AND ACKNOWLEDGED,

ATTEST:	TOXFORD CORPORATION

/s/ Illegible	By:	/s/ DANIEL M. FLEMING
	Name:	Mr. Daniel M. Fleming
	Title:	Trust Officer, Rathbones

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 27, 2001

VIA FACSIMILE 011 41 22 909 8939

Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

Case Postale 2049

1211 Geneve 1

RE:	Series B Senior Subordinated Secured Note (Toxford Corporation)

Dear Mr. Fleming:

Telos Corporation (the “Company”) requests Toxford Corporation and certain other investors agree to an extension of the Due Date of its Series B Senior Subordinated Secured Note Due April 1, 2001, the principal sum of which is ONE MILLION FOUR HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED TWENTY-SEVEN AND 00/100 U.S. DOLLARS ($1,466,627.00).

Telos Corporation will convert SEVENTY-THREE THOUSAND THREE HUNDRED THIRTY-ONE AND 00/100 U.S. DOLLARS ($73,331.00) into current maturities of long term debt. The remainder or ONE MILLION THREE HUNDRED NINETY-THREE THOUSAND TWO HUNDRED NINETY-SIX AND 00/100 U.S. DOLLARS ($1,393,296.00) will be extended until April 1, 2002.

In consideration for granting this extension, Telos Corporation shall pay to you $34,832.00 (THIRTY-FOUR THOUSAND EIGHT HUNDRED THIRTY-TWO AND 00/100 U.S. DOLLARS) within 30 days of the Company’s receipt of this signed extension agreement.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2002, together with accrued and unpaid interest.

Sincerely,

/s/ MICHAEL P. FLAHERTY
Michael P. Flaherty
Executive Vice President & General Counsel

MPF: das

Enclosure

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IT IS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SAID ACT AND LAWS. THIS NOTE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS DUE TO NATIONSBANK, NA. AND/OR CERTAIN OTHER BANKS OR FINANCIAL INSTITUTIONS, AS PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF OCTOBER 13,1995 BY AND AMONG TELOS CORPORATION, A MARYLAND CORPORATION, TELOS CORPORATION, A CALIFORNIA CORPORATION, NATIONSBANK, N.A. AND THE HOLDERS IDENTIFIED IN SCHEDULE A THERETO.

THIS NOTE REPLACES THE NOTE ORIGINALLY ISSUED ON OCTOBER 13,1995 AND INCORPORATES BY REFERENCE THE ATTACHED AGREEMENT EXECUTED ON AUGUST 13, 2001 BETWEEN TELOS CORPORATION AND JOHN PORTER.

Ashburn, Virginia

August 15, 2001

SERIES B SENIOR SUBORDINATED SECURED NOTE DUE APRIL 1, 2002

FOR VALUE RECEIVED, Telos Corporation, a Maryland corporation, with offices at 19886 Ashburn Road, Ashburn, Virginia 20147-2358 (hereinafter referred to as “the Borrower” or “the Company”), promises to pay to the order of John Porter, or assigns (hereinafter referred to as “John Porter” or “Lender”), at Colette House, 52-55 Piccadilly, London W1J ODX, United Kingdom, or at such other offices or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of THREE MILLION THREE HUNDRED SIXTY-ONE THOUSAND SEVEN HUNDRED FORTY-FIVE DOLLARS AND 92/100 ($3,361,745.92) on April 1, 2002 together with interest on the principal amount hereof from time to time outstanding at the rate hereinafter provided until paid in full.

This is one of a series of the Company’s Notes known as its Series B Senior Subordinated Secured Notes originally due October 1, 2000 (collectively referred to herein as the “Series B Notes”), all of like tenor, except as to the identifying number and principal amount thereof and except for certain variations contained in the Series B Note issued to Sir Leslie Porter. The Series B Notes have been issued in the aggregate principal amount of $6,493,581.93.

I. GENERAL TERMS

1.1 Interest only shall be payable at the rate of fourteen percent (14%) per annum, on the principal balance of this Note from time to time outstanding from and after the date hereof, and shall be due and payable quarterly, until the principal has been paid in full, on the first day of April, July, October, and January in each year. The first interest payment shall be due January 1, 1996 and shall include all interest accrued from the date hereof until the date of such interest payment.

Series B Senior Subordinated Secured Note due April 1, 2002

1.2 If not sooner paid, the outstanding and unpaid principal balance shall be paid on April 1, 2002, together with accrued and unpaid interest on this Note. In addition, interest shall be payable at the rate provided in Section 1.1 hereof on any Payment Premium from the date such premium is due until paid in full.

1.3 Principal, premium, if any, and interest on this Note are payable in lawful money of the United States. The principal of this Note may be prepaid at any time after ten (10) days, written notice to the Lender, in whole or in part, and shall be accompanied by payment in cash of all accrued and unpaid interest on the amount so prepaid, together with, to the extent not prohibited by applicable law, a Payment Premium.

1.4 In the event of a Public Offering of the common stock of the Company, or in the event of a Refinancing, the principal then outstanding shall become immediately due and payable, together with accrued and unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount equal to the lesser of (i) the Net Proceeds of such Public Offering or Refinancing or (ii) the amount determined in accordance with § 1.6(iv). The Net Proceeds shall be applied toward the payment of the outstanding and unpaid principal balance of the Notes, accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, such Payment Premium.

1.5 In the event of a merger or dissolution, the principal then outstanding shall become immediately due and payable, together with accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, a Payment Premium in the amount determined in accordance with § 1.6(iv).

1.6 Definitions.

(i)	“Public Offering” shall mean the distribution and sale of the Company’s common stock (some of the proceeds of which sale are available to the Company) pursuant to a registration statement (other than a registration statement on Form S-4 or Form S-8) which has been filed with the U.S. Securities and Exchange Commission and become effective.

(ii)	“Refinancing” shall mean a sale of securities of the Company which results in Net Proceeds to the Company in excess of $1,000,000, other than (a) obligations for borrowed money due which are not extended, renewed or refinanced beyond such due date; or (b) other obligations for money borrowed from NationsBank and/or its successors, substitutes and participants and their respective assigns and any refinancing thereof.

(iii)	“Net Proceeds” shall mean the proceeds to the Company after expenses of sale and distribution, including discounts, commissions and brokerage, and legal fees.

Series B Senior Subordinated Secured Note due April 1, 2002

(iv)	“Payment Premium” shall, except as otherwise provided in § 1.4, mean an amount equal to 13 1/2% per annum, compounded semiannually from and after the date hereof until paid, on the principal amount of this Note outstanding from time to time until the time of payment.

(v)	“Merger” shall mean a merger, consolidation or other combination to which the Company or any subsidiary is a party, in which the Company is not the surviving corporation or which results in the acquisition of “beneficial ownership” of securities of the Company representing 50% or more of the total number of votes that may be cast for the election of directors by any “person” or “group” (as such terms are defined in Rule 13(d) promulgated under the Securities and Exchange Act of 1934, as amended), or a sale by the Company of all or substantially all of its assets.

(vi)	“Dissolution” shall mean the adoption by the Board of Directors and/or the shareholders of the Company of a resolution to dissolve the Company and liquidate its assets, the filing by the Company of articles of dissolution or a similar application for dissolution with the appropriate officer of the state of incorporation of the Company, the entry of an order or other action by such state dissolving the Company, or the adoption by the Board of Directors or the shareholders of the Company of a plan of liquidation or a resolution approving a liquidating distribution of the Company’s assets, whichever shall first occur.

1.7 At any time after the third anniversary of the date hereof, the holders of a majority in outstanding principal amount of the Series B Notes and the Series C Notes issued by the Company contemporaneously herewith may request, in writing, that the Company effect a Public Offering, at the Company’s cost and expense. Upon receipt of any such request, the Company shall, as expeditiously as possible, use its best efforts to effect a Public Offering, with the objective of realizing Net Proceeds sufficient to pay the then-outstanding principal balance of the Series B Notes and the Series C Notes together with accrued, unpaid interest thereof, and, to the extent not prohibited by applicable law, a Payment Premium in an amount determined in accordance with § 1.4.

1.8 If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or legal holiday under the laws of the Commonwealth of Virginia, or any other day on which banking institutions in the Commonwealth of Virginia are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in Virginia and any such extended time of the payment of principal shall not be included in computing compound interest in connection with such payment.

1.9 Upon receipt by the Borrower of evidence reasonably satisfactory to it of the mutilation, destruction, loss or theft of this Note, the Borrower will make and deliver to the owner a new note of like tenor in lieu of this Note so mutilated, destroyed, lost or stolen.

Series B Senior Subordinated Secured Note due April 1, 2002

1.10 Payments made on account hereof shall be applied first to accrued and unpaid interest, then to principal, then to interest on any unpaid Payment Premium and then to the Payment Premium, if any.

1.11 All payments made by the Company on account of the Series B Notes or any of them shall be made pro rata, in proportion to the outstanding principal balance of each of the Series B Notes outstanding at the time of any such payment.

1.12 The Company agrees that within 60 days of the date hereof it will enter into a security agreement with the holder granting to a collateral agent, mutually acceptable to the Lender and the Company, for the holders of the Series B Notes, a perfected security interest in the Company’s plant, property and equipment, pursuant to documents and agreements in form and substance reasonably satisfactory to the Lender.

II. DEFAULT

2.1 It is expressly agreed by Borrower that the following shall be deemed to be Events of Default under this Note: (a) the failure to pay, when due, any amount of principal, or no more than five days after due date any amount of premium, if any, or interest on this Note or the Series C Notes, or (b) in the event the Borrower files any petition, or any petition is filed against it and not dismissed within sixty (60) days, under any bankruptcy or insolvency law or for the appointment of a receiver for substantially all its assets or in the event the Borrower makes a general assignment for the benefit of creditors, (c) or any failure by the Borrower to perform or observe any of the other covenants, agreements or provisions to be performed or observed by it under this Note or the Series C Notes, and such default shall not be rectified or cured within 10 days after written notice thereof by the Lender to the Company, or (d) any representation or warranty of the Company under the Bridge Notes Exchange and Conversion Agreement dated October 13, 1995 shall be materially false on the date it was made, or (e) an event of default as specified in the Revolving and Reducing Senior Facility Credit Agreement among the Company, Telos Corporation (a California corporation) and NationsBank, N.A. (the “Senior Credit Agreement”) shall have occurred and be continuing, if (and only if) such event results in acceleration of the maturity of the indebtedness under such Senior Credit Agreement and such acceleration continues in effect.

2.2 If an Event of Default occurs, the Lender, at his option, may accelerate this Note and may by written notice to Borrower declare the entire unpaid principal amount of this Note and all interest accrued and unpaid thereon to be immediately due and payable whereupon the unpaid principal amount and all such accrued interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind. The failure of the Lender to give such notice shall, in no event, be deemed a waiver of any of the Lender rights hereunder as long as the Event of Default continues.

2.3 Upon default in the payment of the principal of this Note or any other sum payable hereunder when due upon demand, at maturity or by reason of acceleration of maturity, or upon the occurrence of any other Event of Default hereunder, Borrower agrees to pay all reasonable costs of collection incurred by the holder of the Note, including reasonable attorneys’ fees,

Series B Senior Subordinated Secured Note due April 1, 2002

whether suit is brought or not, and all other costs and expenses reasonably connected with collection of the indebtedness evidenced hereby.

III. SUBORDINATION

3.1 Payment of the principal of, interest on and Payment Premium on this Note are subordinate and subject in right of payment to the prior indefeasible payment in full in cash or cash equivalents of all Senior Indebtedness (as such term is defined in the Subordination Agreement) in the manner and to the extent provided in the Subordination Agreement, and each holder of this Note by such holder’s acceptance hereof, acknowledges and confirms such subordination, represents and warrants that such holder has received and reviewed and become a party to the Subordination Agreement, and covenants and agrees to comply with the provisions of the Subordination Agreement applicable to holders of the Series B Notes.

This Note shall be construed and enforced in accordance with, and governed by the laws of, the Commonwealth of Virginia without giving effect to conflict of laws principles.

The parties hereto, including the undersigned Borrower and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

Telos Corporation

By:	/s/ MICHAEL P. FLAHERTY
Title:	Executive Vice President General Counsel

Series B Senior Subordinated Secured Note due April 1, 2002

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

Mr. John R. C. Porter

Series B Senior Subordinated Secured Note

By signing below, I agree to an extension so that my Series B Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which is THREE MILLION THREE HUNDRED SIXTY-ONE THOUSAND SEVEN HUNDRED FORTY-FIVE AND 92/100 U.S. DOLLARS ($3,361,745.92) is now due April 1, 2001.

AGREED AND ACKNOWLEDGED,

WITNESS	JOHN R.C. PORTER

/s/ JOHN R.C. PORTER
Name:	Name:

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

March 28, 2000

VIA FACSIMILE 011 44 171 495 8877

Mr. John R. C. Porter

Telos Group

79 Mount Street

London W1Y5HJ

ENGLAND

RE:	Series B Senior Subordinated Secured Note

Dear Mr. Porter:

Telos Corporation (the “Company”) requests you and certain other investors agree to an extension of the Due Date of your Series B Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which is THREE MILLION THREE HUNDRED SIXTY-ONE THOUSAND SEVEN HUNDRED FORTY-FIVE AND 92/100 U.S. DOLLARS ($3,361,745.92).

In consideration for granting this extension, Telos Corporation shall pay to you $78,800.00 (SEVENTY-EIGHT THOUSAND EIGHT HUNDRED AND 00/100 U.S. DOLLARS) on October 1, 2000.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2001, together with accrued and unpaid interest.

Sincerely,

/s/ WILLIAM L. P. BROWNLEY
William L. P. Brownley
Vice President & General Counsel

WLLB: aa

Enclosure

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

Mr. John R. C. Porter

Series B Senior Subordinated Secured Note

By signing below, I agree to an extension so that my Series B Senior Subordinated Secured Note Due April 1, 2001, the principal sum of which is THREE MILLION THREE HUNDRED SIXTY-ONE THOUSAND SEVEN HUNDRED FORTY-FIVE AND 92/100 U.S. DOLLARS ($3,361,745.92) is now due April 1, 2002.

AGREED AND ACKNOWLEDGED,

WITNESS:	JOHN R.C. PORTER

/s/ JOHN R.C. PORTER
Name:	Name:

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 27, 2001

VIA FACSIMILE 011 44 207 647 1610

Mr. John R. C. Porter

Telos Group

79 Mount Street

London W1Y5HJ

ENGLAND

RE:	Series B Senior Subordinated Secured Note

Dear Mr. Porter:

Telos Corporation (the “Company”) requests you and certain other investors agree to an extension of the Due Date of your Series B Senior Subordinated Secured Note Due April 1, 2001, the principal sum of which is THREE MILLION THREE HUNDRED SIXTY-ONE THOUSAND SEVEN HUNDRED FORTY-SIX AND 00/100 U.S. DOLLARS ($3,361,746.00).

In consideration for granting this extension, Telos Corporation shall pay to you $84,044.00 (EIGHTY FOUR THOUSAND FORTY FOUR AND 00/100 U.S. DOLLARS) within 30 days of the company’s receipt of this signed extension agreement.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2002, together with accrued and unpaid interest.

Sincerely,

/s/ MICHAEL P. FLAHERTY
Michael P. Flaherty
Executive Vice President & General Counsel

MPF: das

Enclosure

AGREEMENT

THIS AGREEMENT is made by and between Telos Corporation (“Borrower”) and John Porter (the “Lender”) and executed this 13th day of August 2001.

WHEREAS the Borrower issued a Series B Senior Subordinated Secured Note in the amount of $3,361,745.92 (the “Series B Note”) and a Series C Senior Subordinated Unsecured Note in the amount of $4,079,413.36 (the “Series C Note”) to John Porter (the “Lender”), then at c/o PFM Ltd. 12 Hans Road, London SW3 1RT, United Kingdom, now at Colette House, 52-55 Piccadilly, London W1J ODX, United Kingdom, on October 13, 1995 (individually or collectively, the “Notes”);

WHEREAS the Series B Note has been extended to April 1, 2002 by the mutual agreement of the parties;

WHEREAS the Borrower fully paid the Series C Note and Lender acknowledges said payment in full;

WHEREAS the Lender, after a diligent search, is not able to locate original promissory Notes and the parties mutually desire to replace the Notes with newly executed promissory notes under the same terms and conditions as originally entered into,

NOW THEREFORE Borrower agrees to execute a replacement Series B Note and a replacement Series C Note, fully recognizing such Series C Note is now cancelled. Lender further agrees to deliver such missing notes to Borrower for cancellation, if such notes are found or come into Lender’s possession or control or into the possession or control of Lender’s successors or assigns. Conversely, should the Borrower locate the Notes, Borrower shall be entitled to destroy said Notes, and will immediately notify Lender thereof.

1. Lender warrants and represents that Lender has diligently searched its books, records, and minutes kept by Lender with respect to the Notes and has accordingly determined both the Series B and the Series C Notes were lost, stolen, or destroyed.

2. Lender further represents that neither the Series B nor the Series C Note was assigned, transferred, hypothecated, pledged or otherwise disposed of in whole or in part and no other person or entity has any right, title, claim or interest in or to the notes.

3. Borrower agrees to execute replacement Notes in the form and for the amounts set forth in the promissory notes attached hereto and incorporated into this Agreement with the express understanding that the total indebtedness to the Lender under the Notes and the replacement notes is $3,361,745.92.

4. The parties have full legal right, power, and authority to enter into and deliver this Agreement and to consummate the transactions set forth herein and to perform all the terms and conditions hereto to be performed by it.

5. The execution and delivery of this Agreement by Borrower and the performance by it of the transactions contemplated herein has been duly and validly authorized by all requisite corporate action of Borrower.

6. To the best of the parties’ knowledge, the statements, representations, and warranties set forth in this Agreement do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements, representations, and warranties made not misleading.

7. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without reference to the choice of law principles thereof, as to all matters, including matters of validity, construction, effect, performance, and remedies.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

LENDER: JOHN PORTER		BORROWER: TELOS CORPORATION

By:	/s/ JOHN PORTER	By:	/s/ MICHAEL P. FLAHERTY
	John Porter		Michael P. Flaherty, General Counsel

2

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 1, 2002

Mr. John R.C. Porter

Telos Group

79 Mount Street

London W1Y5HJ

United Kingdom

RE:	Series B Senior Subordinated Secured Note

Dear Mr. Porter:

Telos Corporation (the “Company”) requests you and certain other investors agree to an extension of the due date of your Series B Senior Subordinated Secured Note presently due April 1, 2002, the principal sum of which is $3,361,746.00 (three million three hundred sixty-one thousand seven hundred forty-six and 00/100 U.S. dollars), to become due and payable on May 23, 2003.

In consideration for granting this extension, Telos Corporation shall pay an extension fee of 1% in the amount of $33,617.00 (thirty-three thousand six hundred seventeen and 00/100 U.S. dollars) within 30 days of the Company’s receipt of a signed extension agreement. Notwithstanding the above, if by June 30, 2002, the entire principal sum of $3,361,746.00 (three million three hundred sixty-one thousand seven hundred forty-six and 00/100 U.S. dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1% in the amount of $33,617.00 (thirty-three thousand six hundred seventeen and 00/100 U.S. dollars) or such other amount equal to 1% of the principal balance remaining as of June 30, 2002.

Thank you for your consideration of the extension of your Note. Please do not hesitate to contact me if you require additional information.

Sincerely,

/s/ MICHAEL P. FLAHERTY
Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

John R.C. Porter

Telos Group

79 Mount Street

London W1Y5HJ

United Kingdom

Series B Senior Subordinated Secured Note

In consideration for the payment of an extension fee(s) of 1% in the amount of $33,617.00 (thirty-three thousand six hundred seventeen and 00/100 U.S. dollars) within 30 days of Telos Corporation’s receipt of this signed extension agreement, I agree to an extension so that my Series B Senior Subordinated Secured Note presently due April 1, 2002, the principal sum of which is $3,361,746.00 (three million three hundred sixty-one thousand seven hundred forty-six and 00/100 U.S. dollars), shall now be due May 23, 2003.

Additionally, notwithstanding the above, if by June 30, 2002, the entire principal sum of $3,361,746.00 (three million three hundred sixty-one thousand seven hundred forty-six and 00/100 U.S. dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1% in the amount of $33,617.00 (thirty-three thousand six hundred seventeen and 00/100 U.S. dollars) or such other amount equal to 1% of the principal balance remaining as of June 30, 2002.

AGREED AND ACKNOWLEDGED,

JOHN R.C. PORTER	Telos Corporation

/s/ JOHN R.C. PORTER	/s/ MICHAEL P. FLAHERTY
Signature	Michael P. Flaherty
Executive Vice President, General Counsel, and Chief Administrative Officer

Date: ____________________________	March 1, 2002

EXHIBIT A-2

SERIES C SUBORDINATED NOTES

See Attached

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IT IS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SAID ACT AND LAWS. THIS NOTE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS DUE TO NATIONSBANK, N.A. AND/OR CERTAIN OTHER BANKS OR FINANCIAL INSTITUTIONS, AS PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF OCTOBER 13, 1995 BY AND AMONG TELOS CORPORATION, A MARYLAND CORPORATION, TELOS CORPORATION, A CALIFORNIA CORPORATION, NATIONSBANK, N.A. AND THE HOLDERS IDENTIFIED IN SCHEDULE A THERETO.

Herndon, Virginia

October 13, 1995

SERIES C SENIOR SUBORDINATED UNSECURED NOTE DUE OCTOBER 1, 2000

FOR VALUE RECEIVED, Telos Corporation, a Maryland corporation, with offices at 460 Herndon Parkway, Herndon, Virginia 22070 (hereinafter referred to as “the Borrower” or “the Company”), promises to pay to the order of Sir Leslie Porter (hereinafter referred to as Lender”), c/o Personal Financial Management Ltd., 12 Hans Road/ London SW3 1RT, England, at such other offices or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of EIGHT HUNDRED SIXTY THOUSAND NINE HUNDRED SIXTY-ONE DOLLARS AND 42/100 ($860,961.42) on October 1, 2000 together with interest on the principal amount hereof from time to time outstanding at the rate hereinafter provided until paid in full.

This is one of a series of the Company’s Notes known as its Series C Senior Subordinated Unsecured Notes Due October 1, 2000 (collectively referred to herein as the “Series C Notes”), all of like tenor, except as to the identifying number and principal amount thereof and except for certain variations contained in this Note. The Series C Notes have been issued in the aggregate principal amount of $7,879,835.51.

I. GENERAL TERMS

1.1 Interest only shall be payable at the rate of fourteen percent (14%) per annum, on the principal balance of this Note from time to time outstanding from and after the date hereof, and shall be due and payable quarterly, until the principal has been paid in full, on the first day of April, July, October, and January in each year. Notwithstanding the foregoing, the rate of interest shall be increased to an amount necessary to result in a payment to the holder of fourteen percent (14%) per annum net of withholding for United States Federal Income Taxes, it being contemplated that Borrower shall receive substantiation for Federal Income Tax purposes of circumstances supporting withholding at a rate no greater than seventeen and one-half percent (17 1/2%) of interest hereunder. The first interest payment shall be due January 1, 1996 and shall include all interest accrued from the date hereof until the date of such interest payment.

1.2 If not sooner paid, the outstanding and unpaid principal balance shall be paid on October 1, 2000, together with accrued and unpaid interest on this Note. In addition, interest shall be payable at the rate provided in Section 1.1 hereof on any. Payment Premium from the date such premium is due until paid in full.

1.3 Principal, premium, if any, and interest on this note are payable in lawful money of the United States. The principal of this Note may be prepaid at any time after ten (10) days, written notice to the Lender, in whole or in part, and shall be accompanied by payment in cash of all accrued and unpaid interest on the amount so prepaid, together with, to the extent not prohibited by applicable law, a Payment Premium.

1.4 In the event of a Public Offering of the common stock of the Company, or in the event of a Refinancing, the principal then outstanding shall become immediately due and payable, together with, accrued and unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount equal to the lesser of (i) the Net Proceeds of such Public Offering or Refinancing or (ii) the amount determined in accordance with § 1.6(iv). The Net Proceeds shall be applied toward the payment of the outstanding and unpaid principal balance of the Notes, accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, such Payment Premium.

1.5 In the event of a Merger or Dissolution, the principal then outstanding shall become immediately due and payable, together with accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, a Payment Premium in the amount determined in accordance with § 1.6(iv).

1.6 Definitions.

(i)	“Public Offering” shall mean the distribution and sale of the Company’s common stock (some of the proceeds of which sale are available to the Company) pursuant to a registration statement

(other than a registration statement on Form S-4 or Form S-8) which has been filed with the U.S. Securities and Exchange Commission and become effective.

(ii)	“Refinancing” shall mean a sale of securities of the Company which results in Net Proceeds to the Company in excess of $1,000,000, other than (a) obligations for borrowed money due and payable within one year which are not extended, renewed or refinanced beyond such due date; (b) other obligations for money borrowed from NationsBank and/or its successors, substitutes and participants and their respective assigns and any refinancing thereof.

(iii)	“Net Proceeds” shall mean the proceeds to the Company after expenses of sale and distribution, including discounts, commissions and brokerage and legal fees.

(iv)	“Payment Premium” shall mean an amount equal to (a) 13 1/2% per annum, compounded semiannually from and after the date hereof until paid, on the principal amount of this Note outstanding from time to time until the time of payment minus (b) the cumulative amount payable by the Company on account of withholding taxes with respect to interest payable pursuant to Section 1.1 to the date of payment of such premium. For the avoidance of doubt, the Payment Premium shall not itself be increased on account of withholding taxes, but shall be subject to, and the amount remitted to the holder reduced by, any withholding tax to which the Payment Premium is subject, with the result that the total cost to the Company for interest, Payment Premium and withholding taxes shall equal twenty-seven and one-half percent (27 1/2%) per annum on the principal outstanding from time to time to the date of payment of the Payment Premium.

(v)	“Merger” shall mean a merger, consolidation or other combination to which the Company or any subsidiary is a party, in which the Company is not the surviving corporation or which results in the acquisition of “beneficial ownership” of securities of the Company representing 50% or more of the total number of votes that may be cast for the election of directors by any “person” or “group” (as such terms are defined in Rule 13(d) promulgated under the Securities Exchange Act of 1934, as amended), or a sale by the Company of all or substantially all of its assets.

(vi)	“Dissolution” shall mean the adoption by the Board of Directors and/or the shareholders of the Company of a resolution to dissolve the Company and liquidate its assets, the filing by the Company of articles of dissolution or a similar application for dissolution with the appropriate officer of the state of incorporation of the Company, the entry of an order or other action by such state dissolving the Company, or the adoption by the Board of Directors or the shareholders of the Company of a plan of liquidation or a resolution approving a liquidating distribution of the Company’s assets, whichever shall first occur.

1.7 At any time after the third anniversary of the date hereof, the holders of a majority in outstanding principal amount of the Series C Notes and the Series B Notes issued by the Company contemporaneously herewith may request, in writing, that the Company effect a Public Offering, at the Company’s cost and expense. Upon receipt of any such request, the Company shall, as expeditiously as possible, use its best efforts to effect a Public Offering, with the objective of realizing Net Proceeds sufficient to pay the then-outstanding principal balance of the Series B Notes and the Series B Notes together with accrued, unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount determined in accordance with § 1.4.

1.8 If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or legal holiday under the laws of the Commonwealth of Virginia, or any other day on which banking institutions in the Commonwealth of Virginia are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in Virginia and any such extended time of the payment of principal shall not be included in computing compound interest in connection with such payment.

1.9 Upon receipt by the Borrower of evidence reasonably satisfactory to it of the mutilation, destruction, loss or theft of this Note, the Borrower will make and deliver to the owner a new note of like tenor in lieu of this Note so mutilated, destroyed, lost or stolen.

1.10 Payments made on account hereof shall be applied first to accrued and unpaid interest, then to principal, then to interest on any unpaid Payment Premium and then to the Payment Premium, if any.

1.11 All payments made by the Company on account of the Series C Notes or any of them shall be made pro rata, in proportion to the outstanding principal balance of each of the Series C Notes outstanding at the time of any such payment.

II. DEFAULT

2.1 It is expressly agreed by Borrower that the following shall be deemed to be Events of Default under this Note: (a) the failure to pay, when due, any amount of principal, or no more than five days after due date any amount of premium, if any, or interest on this Note or the Series B Notes, or (b) in the event the Borrower files any petition, or any petition is filed against it and not dismissed within sixty (60) days, under any bankruptcy or insolvency law or for the appointment of a receiver for substantially all its assets or in the event the Borrower makes a general assignment for the benefit of creditors, (c) or any failure by the Borrower to perform or observe any of the other covenants, agreements or provisions to be performed or observed by it under this Note or the Series B Notes, and such default shall not be rectified or cured within 10 days after written notice thereof by the Lender to the Company, or (d) any representation or warranty of the Company under the Bridge Notes Exchange and Conversion Agreement of even date herewith shall be materially false on the date it was made, or (e) an event of default as specified in the Revolving and Reducing Senior Facility Credit Agreement among the Company, Telos Corporation (a California corporation) and NationsBank, N.A. (the “Senior Credit Agreement”) shall have occurred and be continuing, if (and only if) such event results in acceleration of the maturity of the indebtedness under such Senior Credit Agreement and such acceleration continues in effect.

2.2 If an Event of Default occurs, the Lender, at his option, may accelerate this Note and may by written notice to Borrower declare the entire unpaid principal amount of this Note and all interest accrued and unpaid thereon to be immediately due and payable whereupon the unpaid principal amount and all such accrued interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind. The failure of the Lender to give such notice shall, in no event, be deemed a waiver of any of the Lender rights hereunder as long as the Event of Default continues.

2.3 Upon default in the payment of the principal of this Note or any other sum payable hereunder when due upon demand, at maturity or by reason of acceleration of maturity, or upon the occurrence of any other Event of Default hereunder Borrower agrees to pay all reasonable costs of collection incurred by the holder of the Note, including reasonable attorneys’ fees, whether suit is brought or not, and all other costs and expenses reasonably connected with collection of the indebtedness evidenced hereby.

III. SUBORDINATION

3.1 Payment of the principal of, interest on and Payment Premium on this Note are subordinate and subject in right of payment to the prior indefeasible payment in full in cash or cash equivalents of all Senior Indebtedness (as such term is defined in the Subordination Agreement) in the manner and to the extent provided in the Subordination Agreement, and each holder of this Note by such holder’s acceptance hereof, acknowledges and confirms such subordination, represents and warrants that such holder has received and reviewed and become a party to the Subordination Agreement, and covenants and agrees to comply with the provisions of the Subordination Agreement applicable to holders of the Series C Notes.

This Note shall be construed and enforced in accordance with, and governed by the laws of, the Commonwealth of Virginia without giving effect to conflict of laws principles.

The parties hereto, including the undersigned Borrower and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

Telos Corporation

By:	/s/ WILLIAM L. P. BROWNLEY
Title:	VP GC

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

Sir Leslie Porter

Series C Senior Subordinated Secured Note

By signing below, I agree to an extension so that my Series C Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which is EIGHT HUNDRED SIXTY THOUSAND NINE HUNDRED SIXTY-ONE AND 42/100 U.S. DOLLARS ($860,961.42) is now due April 1, 2001.

AGREED AND ACKNOWLEDGED,

WITNESS	SIR LESLIE PORTER

/s/ Illegible	/s/ L. PORTER
Name:	Name:
Housekeeper Studio 8 Cliff Tower ___________ St. __________ Pituach ___________ 46581.

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

March 28, 2000

VIA FACSIMILE 1 760 770 0759

Sir Leslie Porter

12506 Prestwick Court

Rancho Mirage, California 92270

RE:	Series C Senior Subordinated Secured Note

Dear Sir Leslie:

Telos Corporation (the “Company”) requests you and certain other investors agree to an extension of the Due Date of your Series C Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which is EIGHT HUNDRED SIXTY THOUSAND NINE HUNDRED SIXTY-ONE AND 42/100 U.S. DOLLARS ($860,961.42).

In consideration for granting this extension, Telos Corporation shall pay to you $20,200.00 (TWENTY THOUSAND TWO HUNDRED AND 00/100 U.S. DOLLARS) on October 1, 2000.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2001, together with accrued and unpaid interest.

Sincerely,

/s/ WILLIAM L. P. BROWNLEY
William L. P. Brownley
Vice President & General Counsel

WLLB: aa

Enclosure

Sir Leslie Porter

PFM Advisory Limited

79 Mount Street

London W1Y 5HJ

United Kingdom

Series C Senior Subordinated Unsecured Note

In consideration for the payment of an extension fee(s) of 1.5% in the amount of $12,915.00 (twelve thousand nine hundred fifteen and 00/100 U.S. dollars) within 30 days of Telos Corporation’s receipt of this signed extension agreement, I agree to an extension so that my Series C Senior Subordinated Unsecured Note presently due April 1, 2002, the principal sum of which is $516,577.00 (five hundred sixteen thousand five hundred seventy-seven and 00/100 U.S. dollars) shall now be due May 23, 2003. I also agree to an extension so that the remaining principal sum currently due and payable in the amount of $344,384.00 (three hundred forty-four thousand three hundred eighty-four and 00/100 U.S. dollars) shall now be due May 23,2003.

Additionally, notwithstanding the above, if by June 30,2002, the entire principal sum of $860,961 (eight hundred sixty thousand nine hundred sixty-one and 00/100 US dollars) has not been paid, by July 31,2002, the Company shall pay an additional extension fee of 1.5% in the amount of $12,915,00 (twelve thousand nine hundred fifteen and 00/100 U.S. dollars) or such other amount equal to 1.5% of the principal balance remaining as of June 30, 2002.

AGREED AND ACKNOWLEDGED,

/s/ L. PORTER

SIR LESLIE PORTER	Telos Corporation

/s/ L. PORTER	/s/ MICHAEL P. FLAHERTY
Signature	Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer

Date: 15 March ‘02	March 1, 2002

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 1,2002

Sir Leslie Porter

PFM Advisory Limited

79 Mount Street

London W1Y 5HJ

United Kingdom

RE:	Series C Senior Subordinated Unsecured Note

Dear Sir Leslie:

Telos Corporation (the “Company”) requests you and certain other investors agree to an extension of the due date of your Series C Senior Subordinated Unsecured Note presently due April 1, 2002, the principal sum of which is $516,577.00 (five hundred sixteen thousand five hundred seventy-seven and 00/100 U.S. dollars), and an extension of the remaining principal sum of $344,384.00 (three hundred forty-four thousand three hundred eighty-four and 00/100 U.S. dollars) which is currently due and payable, to become due and payable on May 23,2003.

In consideration for granting this extension, Telos Corporation shall pay an extension fee of 1.5% in the amount of $12,915.00 (twelve thousand nine hundred fifteen and 00/100 U.S. dollars) within 30 days of the Company’s receipt of a signed extension agreement. Notwithstanding the above, if by June 30, 2002, the entire principal sum of $860,961 (eight hundred sixty thousand nine hundred sixty-one and 00/100 US dollars) has not been paid, by July 31,2002, the Company shall pay an additional extension fee of 1.5 % in the amount of $12,915.00 (twelve thousand nine hundred fifteen and 00/100 U.S. dollars) or such other amount equal to 1.5% of the principal balance remaining as of June 30, 2002.

Thank you for your consideration of the extension of your Note. Please do not hesitate to contact me if you require additional information.

Sincerely,

/s/ MICHAEL P. FLAHERTY
Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer

Sir Leslie Porter

Series C Senior Subordinated Secured Note

By signing below, in consideration for the payment of an extension fee, I agree to an extension so that my Series C Senior Subordinated Secured Note Due April 2,2001, the principal sum of which FIVE HUNDRED SIXTEEN THOUSAND FIVE HUNDRED SEVENTY-SEVEN AND 00/100 U.S. DOLLARS ($516,577.00) Is now due April 1, 2002.

AGREED AND ACKNOWLEDGED,

WITNESS:		SIR LESLIE PORTER

	/s/ CARY M. CERVANTES		/s/ L. PORTER
Name:	CARY M. CERVANTES 49029 MARI POSA PALM DESERT, CA USA 92260	Name:

2 April 2001

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 27, 2001

VIA FACSIMILE 011 44 20 7616 4707

Sir Leslie Porter

PFM Advisory Limited

79 Mount Street

London

W1Y 5HJ

RE:	Series C Senior Subordinated Secured Note

Dear Sir Leslie:

Telos Corporation (the “Company”) requests you and certain other investors agree to an conversion and extension of the Due Date of your Series B Senior Subordinated Secured Note Due April 1, 2001, the principal sum of which is EIGHT HUNDRED SIXTY THOUSAND NINE HUNDRED SIXTY-ONE AND 00/100 U.S. DOLLARS ($860,961.00).

Telos Corporation will convert THREE HUNDRED FORTY-FOUR THOUSAND THREE HUNDRED EIGHTY-FOUR AND 00/100 ($344,384.00) into current maturities of long term debt. The remainder or FIVE HUNDRED SIXTEEN THOUSAND FIVE HUNDRED SEVENTY-SEVEN AND 00/100 ($516,577.00) will be extended until April 1, 2002.

In consideration for granting this extension, Telos Corporation shall pay to you $12,914.00 (TWELVE THOUSAND NINE HUNDRED FOURTEEN AND 00/100 U.S. DOLLARS) within 30 days of the Company’s receipt of this signed extension agreement.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2002, together with accrued and unpaid interest.

Sincerely,

/s/ MICHAEL P. FLAHERTY
Michael P. Flaherty
Executive Vice President & General Counsel

MPF: das

Enclosure

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IT IS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER SAID ACT AND LAWS. THIS NOTE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO SENIOR INDEBTEDNESS DUE TO NATIONSBANK, N.A. AND/OR CERTAIN OTHER BANKS OR FINANCIAL INSTITUTIONS, AS PROVIDED IN THE SUBORDINATION AGREEMENT DATED AS OF OCTOBER 13, 1995 BY AND AMONG TELOS CORPORATION, A MARYLAND CORPORATION, TELOS CORPORATION, A CALIFORNIA CORPORATION, NATIONSBANK, N.A. AND THE HOLDERS IDENTIFIED IN SCHEDULE A THERETO.

Herndon, Virginia
October 13, 1995

SERIES C SENIOR SUBORDINATED UNSECURED NOTE DUE OCTOBER 1, 2000

FOR VALUE RECEIVED, Telos Corporation, a Maryland corporation, with offices at 460 Herndon Parkway, Herndon, Virginia 22070 (hereinafter referred to as “the Borrower” or “the Company”), promises to pay to the order of Toxford Corporation, or assigns, (hereinafter referred to as “Toxford Corporation” or “Lender”), at c/o Rabobank, P.O. Box 348, St. Andrews House, Le Bordage, St. Peter Port, Guernsey, Channel Islands, or at such other offices or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of ONE MILLION SEVEN HUNDRED SEVENTY-NINE THOUSAND SEVEN HUNDRED TWENTY-TWO DOLLARS AND 79/100 ($1,779,722.79) on October 1, 2000 together with interest on the principal amount hereof from time to time outstanding at the rate hereinafter provided until paid in full.

This is one of a series of the Company’s Notes known as its Series C Senior Subordinated Unsecured Notes Due October 1, 2000 (collectively referred to herein as the “Series C Notes”, all of like tenor, except as to the identifying number and principal amount thereof and except for certain variations contained in the Series C Note issued to Sir Leslie Porter. The Series C Notes have been issued in the aggregate principal amount of $7,879,835.51.

I. GENERAL TERMS

1.1 Interest only shall be payable at the rate of fourteen percent (14%) per annum, on the principal balance of this Note from time to time outstanding from and after the date hereof, and shall be due and payable quarterly, until the principal has been paid in full, on the first day of April, July, October, and

January in each year. The first interest payment shall be due January 1, 1996 and shall include all interest accrued from the date hereof until the date of such interest payment.

1.2 If not sooner paid, the outstanding and unpaid principal balance shall be paid on October 1, 2000, together with accrued and unpaid interest on this Note. In addition, interest shall be payable at the rate provided in Section 1.1 hereof on any Payment Premium from the date such premium is due until paid in full.

1.3 Principal, premium, if any, and interest on this note are payable in lawful money of the United States. The principal of this Note may be prepaid at any time after ten (10) days, written notice to the Lender, in whole or in part, and shall be accompanied by payment in cash of all accrued and unpaid interest on the amount so prepaid, together with, to the extent not prohibited by applicable law, a Payment Premium.

1.4 In the event of a Public Offering of the common stock of the Company, or in the event of a Refinancing, the principal then outstanding shall become immediately due and payable, together with, accrued and unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount equal to the lesser of (i) the Net Proceeds of such Public Offering or Refinancing or (ii) the amount determined in accordance with § 1.6(iv). The Net Proceeds shall be applied toward the payment of the outstanding and unpaid principal balance of the Notes, accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, such Payment Premium.

1.5 In the event of a Merger or Dissolution, the principal then outstanding shall become immediately due and payable, together with accrued and unpaid interest thereon and, to the extent not prohibited by applicable law, a Payment Premium in the amount determined in accordance with § 1.6(iv).

1.6 Definitions.

(i)	“Public Offering” shall mean the distribution and sale of the Company’s common stock (some of the proceeds of which sale are available to the Company) pursuant to a registration statement (other than a registration statement on Form S-4 or Form S-8) which has been filed with the U.S. Securities and Exchange Commission and become effective.

(ii)	“Refinancing” shall mean a sale of securities of the Company which results in Net Proceeds to the Company in excess of $1,000,000, other than (a) obligations for borrowed money due and payable within one year which are not extended, renewed or refinanced beyond such due date; or (b) other obligations for money borrowed money from NationsBank and/or its successors, substitutes and participants and their respective assigns and any refinancing thereof.

(iii)	“Net Proceeds” shall mean the proceeds to the Company after expenses of sale and distribution, including discounts, commissions and brokerage and legal fees.

(iv)	“Payment Premium” shall, except as otherwise provided in § 1.4, mean an amount equal to 13 1/2% per annum, compounded semiannually from and after the date hereof until paid, on the principal amount of this Note outstanding from time to time until the time of payment.

(v)	“Merger” shall mean a merger, consolidation or other combination to which the Company or any subsidiary is a party, in which the Company is not the surviving corporation or which results in the acquisition of “beneficial ownership” of securities of the Company representing 50% or more of the total number of votes that may be cast for the election of directors by any “person” or “group” (as such terms are defined in Rule 13 (d) promulgated under the Securities Exchange Act of 1934, as amended), or a sale by the Company of all or substantially all of its assets.

(vi)	“Dissolution” shall mean the adoption by the Board of Directors and/or the shareholders of the Company of a resolution to dissolve the Company and liquidate its assets, the filing by the Company of articles of dissolution or a similar application for dissolution with the appropriate officer of the state of incorporation of the Company, the entry of an order or other action by such state dissolving the Company, or the adoption by the Board of Directors or the shareholders of the Company of a plan of liquidation or a resolution approving a liquidating distribution of the Company’s assets, whichever shall first occur.

1.7 At any time after the third anniversary of the date hereof, the holders of a majority in outstanding principal amount of the Series C Notes and the Series B Senior Secured Notes issued by the Company contemporaneous herewith may request, in writing, that the Company effect a Public Offering, at the Company’s cost and expense. Upon receipt of any such request, the Company shall, as expeditiously as possible, use its best efforts to effect a Public Offering, with the objective of realizing Net Proceeds sufficient to pay the then-outstanding principal balance of the Series C Notes and the Series B Notes together with accrued, unpaid interest thereon, and, to the extent not prohibited by applicable law, a Payment Premium in an amount determined in accordance with § 1.4.

1.8 If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or legal holiday under the laws of the Commonwealth of Virginia, or any other day on which banking institutions in the Commonwealth of Virginia are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in Virginia and any such extended time of the payment of principal shall not be included in computing compound interest in connection with such payment.

1.9 Upon receipt by the Borrower of evidence reasonably satisfactory to it of the mutilation, destruction, loss or theft of this. Note, the Borrower will make and deliver to the owner a new note of like tenor in lieu of this Note so mutilated, destroyed, lost or stolen.

1.10 Payments made on account hereof shall be applied first to accrued and unpaid interest, then to principal, then to interest on any unpaid Payment Premium and then to the Payment Premium, if any.

1.11 All payments made by the Company on account of the Series C Notes or any of them shall be made pro rata, in proportion to the outstanding principal balance of each of the Series C Notes outstanding at the time of any such payment.

II. DEFAULT

2.1 It is expressly agreed by Borrower that the following shall be deemed to be Events of Default under this Note: (a) the failure to pay, when due, any amount of principal, or no more than five days after due date any amount of premium, if any, or interest on this Note or the Series B Notes, or (b) in the event the Borrower files any petition, or any petition is filed against it and not dismissed within sixty (60) days, under any bankruptcy or insolvency law or for the appointment of a receiver for substantially all its assets or in the event the Borrower makes a general assignment for the benefit of creditors, (c) or any failure by the Borrower to perform or observe any of the other covenants, agreements or provisions to be performed or observed by it under this Note or the Series B Notes, and such default shall not be rectified or cured within 10 days after written notice thereof by the Lender to the Company, or (d) any representation or warranty of the Company under the Bridge Notes Exchange and Conversion Agreement of even date herewith shall be materially false on the date it was made, or (e) an event of default as specified in the Revolving and Reducing Senior Facility Credit Agreement among the Company, Telos Corporation (a California corporation) and NationsBank, N.A. (the “Senior Credit Agreement”) shall have occurred and be continuing, if (and only if) such event results in acceleration of the maturity of the indebtedness under such Senior Credit Agreement and such acceleration continues in effect.

2.2 If an Event of Default occurs, the Lender, at his option, may accelerate this Note and may by written notice to Borrower declare the entire unpaid principal amount of this Note and all interest accrued and unpaid thereon to be immediately due and payable whereupon the unpaid principal amount and all such accrued interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind. The failure of the Lender to give such notice shall, in no event, be deemed a waiver of any of the Lender rights hereunder as long as the Event of Default continues.

2.3 Upon default in the payment of the principal of this Note or any other sum payable hereunder when due upon demand, at maturity or by reason of acceleration of maturity, or upon the occurrence of any other Event of Default hereunder Borrower agrees to pay all reasonable costs of collection incurred by the holder of the Note, including reasonable attorneys’ fees, whether suit is brought or not, and all other costs and expenses reasonably connected with collection of the indebtedness evidenced hereby.

III. SUBORDINATION

3.1 Payment of the principal, of interest on and Payment Premium on this Note are subordinate and subject in right of payment to the prior indefeasible payment in full in cash or cash equivalents of all Senior Indebtedness (as such term is defined in the Subordination Agreement) in the manner and to the extent provided in the Subordination Agreement, and each holder of this Note by such holder’s acceptance hereof, acknowledges and confirms such subordination, represents and warrants that such holder has received and reviewed and become a party to the Subordination Agreement, and covenants and agrees to comply with the provisions of the Subordination Agreement applicable to holders of the Series C Notes.

This Note shall be construed and enforced in accordance with, and governed by the laws of, the Commonwealth of Virginia without giving effect to conflict of laws principles.

The parties hereto, including the undersigned Borrower and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

Telos Corporation

By:	/s/ WILLIAM L. P. BROWNLEY
Title:	VP GC

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

Mr. Daniel M. Fleming

Series C Senior Subordinated Secured Note

By signing below, I agree to an extension so that Toxford Corporation’s Series C Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which ONE MILLION SEVEN HUNDRED SEVENTY-NINE THOUSAND SEVEN HUNDRED TWENTY-TWO AND 79/100 U.S. DOLLARS ($1,779,722.79) is now due April 1, 2001.

AGREED AND ACKNOWLEDGED,

ATTEST:	TOXFORD CORPORATION Director of Toxford Corporation

	By:	/s/ DANIEL M. FLEMING
	Name:	Mr. Daniel M. Fleming
	Title:	Trust Officer, Rathbones Director of Toxford Corporation

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-724-3800

March 28, 2000

VIA FACSIMILE 011 41 22 909 8939

Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

Case Postale 2049

1211 Geneve 1

RE:	Series C Senior Subordinated Secured Note (Toxford Corporation)

Dear Mr. Fleming:

Telos Corporation (the “Company”) requests Toxford Corporation and certain other investors agree to an extension of the Due Date of its Series C Senior Subordinated Secured Note Due October 1, 2000, the principal sum of which is ONE MILLION SEVEN HUNDRED SEVENTY-NINE THOUSAND SEVEN HUNDRED TWENTY-TWO AND 79/100 U.S. DOLLARS ($1,779,722.79).

In consideration for granting this extension, Telos Corporation shall pay to Toxford Corporation $41,600.00 (FORTY-ONE THOUSAND SIX HUNDRED AND 00/100 U.S. DOLLARS) on October 1, 2000.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on Toxford Corporation’s Note shall be due on April 1, 2001, together with accrued and unpaid interest.

Sincerely,

/s/ WILLIAM L. P. BROWNLEY
William L. P. Brownley
Vice President & General Counsel

WLLB: aa

Enclosure

Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

Case Postale 2049

1211 Geneva 1

Switzerland

Series C Senior Subordinated Unsecured Note (Toxford Corporation)

In consideration for the payment of an extension fee(s) of 1% in the amount of $17,797.00 (seventeen thousand seven hundred ninety-seven and 00/100 U.S. dollars) within 30 days of Telos Corporation’s receipt of this signed extension agreement, Toxford Corporation agrees to an extension so that its Series C Senior Subordinated Unsecured Note presently due April 1, 2002, the principal sum of which is $1,690,737.00 (one million six hundred ninety thousand seven hundred thirty-seven and 00/100 U.S. dollars) shall now be due on May 23, 2003. Toxford Corporation also agrees to an extension so that the remaining principal sum currently due and payable in the amount of $88,986.00 (eighty-eight thousand nine hundred eighty-six and 00/100 U.S. dollars) shall now be due May 23, 2003.

Additionally, notwithstanding the above, if by June 30, 2002, the entire principal sum of $1,779,723 (one million seven hundred seventy-nine thousand seven hundred twenty-three and 00/100 US dollars) has not been paid by July 31, 2002, the Company shall pay an additional extension fee of 1% in the amount of $17,797.00 (seventeen thousand seven hundred ninety-seven and 00/100 U.S. dollars) or such other amount equal to 1% of the principal balance remaining as of June 30, 2002.

AGREED AND ACKNOWLEDGED,

For TOXFORD CORPORATION	Telos Coloration
Daniel M. Fleming
Title:

/s/ DANIEL M. FLEMING	/s/ MICHAEL P. FLAHERTY
Signature	Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer

Date: 11-3-2002	March 1, 2002

Telos Corporation

19886 Ashburn Road

Ashburn, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 1, 2002

Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneva 1

Switzerland

RE:	Series C Senior Subordinated Unsecured Note (Toxford Corporation)

Dear Mr. Fleming:

Telos Corporation (the “Company”) requests Toxford Corporation and certain other investors agree to an extension of the due date of its Series C Senior Subordinated Unsecured Note presently due April 1, 2002, the principal sum of which is $1,690,737.00 (one million six hundred ninety thousand seven hundred thirty-seven and 00/100 U.S. dollars) to become due and payable on May 23, 2003. I also agree to an extension so that the remaining principal sum currently due and payable in the amount of $88,986.00 (eighty-eight thousand nine hundred eighty-six and 00/100 U.S. dollars) shall now be due May 23, 2003.

In consideration for granting this extension, Telos Corporation shall pay an extension fee of 1% in the amount of $17,797.00 (seventeen thousand seven hundred ninety-seven and 00/100 U.S. dollars) within 30 days of the Company’s receipt of a signed extension agreement. Notwithstanding the above, if by June 30, 2002, the entire principal sum of $1,779,723.00 (one million seven hundred seventy-nine thousand seven hundred twenty-three and 00/100 U.S. dollars) has not been paid, by July 31, 2002, the Company shall pay an additional extension fee of 1% in the amount of $17,797.00 (seventeen thousand seven hundred ninety-seven and 00/100 U.S. dollars) or such other amount equal to 1% of the principal balance remaining as of June 30, 2002.

Thank you for your consideration of the extension of your Note. Please do not hesitate to contact me if you require additional information.

Sincerely,

/s/ MICHAEL P. FLAHERTY
Michael P. Flaherty Executive Vice President, General Counsel, and Chief Administrative Officer

Mr. Daniel M. Fleming

Series C Senior Subordinated Secured Note

By signing below, I agree to an extension so that Toxford Corporation’s Series C Senior Subordinated Secured Note Due April 1, 2001, the principal sum of which ONE MILLION SIX HUNDRED NINETY THOUSAND SEVEN HUNDRED THIRTY-SEVEN AND 00/100 U.S. DOLLARS ($1,690,737.00) is now due April 1, 2002.

AGREED AND ACKNOWLEDGED,

ATTEST:	TOXFORD CORPORATION

/s/ Illegible	By:	/s/ DANIEL M. FLEMING
	Name:	Mr. Daniel M. Fleming
	Title:	Trust Officer, Rathbones

Telos Corporation

19886 Ashbum Road

Ashbum, Virginia 20147-2358

Phone: 703-726-2270

Fax: 703-729-7372

Michael P. Flaherty

Executive Vice President

General Counsel

March 27, 2001

VIA FACSIMILE 011 41 22 909 8939

Mr. Daniel M. Fleming

Trust Officer, Rathbones

Place de Saint Gervais 1

Case Postale 2049

1211 Geneve 1

RE:	Series C Senior Subordinated Secured Note (Toxford Corporation)

Dear Mr. Fleming:

Telos Corporation (the “Company”) requests Toxford Corporation and certain other investors agree to an extension of the Due Date of its Series C Senior Subordinated Secured Note Due April 1, 2001, the principal sum of which is ONE MILLION SEVEN HUNDRED SEVENTY-NINE THOUSAND SEVEN HUNDRED TWENTY-THREE AND 00/100 U.S. DOLLARS ($1,779,723.00).

Telos Corporation will convert EIGHTY-EIGHT THOUSAND NINE HUNDRED EIGHTY-SIX AND 00/100 U.S. DOLLARS ($88,986.00) into current maturities of long term debt. The remainder or ONE MILLION SIX HUNDRED NINETY THOUSAND SEVEN HUNDRED THIRTY-SEVEN AND 00/100 U.S. DOLLARS ($1,690,737.00) will be extended until April 1, 2002.

In consideration for granting this extension, Telos Corporation shall pay to you $42,268.00 (FORTY-TWO THOUSAND TWO HUNDRED SIXTY-EIGHT AND 00/100 U.S. DOLLARS) within 30 days of the Company’s receipt of this signed extension agreement.

By signing and returning this letter agreement, you agree that the outstanding and unpaid principal balance on your Note shall be due on April 1, 2002, together with accrued and unpaid interest.

Sincerely,

/s/ MICHAEL P. FLAHERTY
Michael P. Flaherty
Executive Vice President & General Counsel

MPF: das

Enclosure

EXHIBIT B

SERIES B COLLATERAL

“Series B Collateral” means (i) all real or personal property, plant, building, facility, structure, equipment or unit, or other asset now or hereafter owned, leased or operated by the Grantor, (ii) all of the Grantor’s equipment and fixtures, including furniture, machinery, vehicles and trade fixtures, whether now owned or hereafter acquired, together with any and all accessions, parts and appurtenances thereto, substitutions and replacements therefor and replacements thereof now or hereafter owned, lease or operated by the Grantor and (iii) all of the products or proceeds or any kind of any of the property described in clauses (i) and (ii) of this definition; provided, however, that under no circumstances does the property described under this definition include any of the Grantor’s Accounts, Chattel Paper, Instruments (except to the extent described in clause (iii) of this definition) or Inventory, including any proceeds or profits therefrom.

For purposes of the definition of Series B Collateral:

(a) terms defined in the UCC (as defined below) and not otherwise defined herein shall have the meanings provided therein;

(b) “UCC” means the Uniform Commercial Code as in effect in the Commonwealth of Virginia as of February 1, 1996;

(c) “Grantor” means Telos Corporation, a Maryland corporation.

EXHIBIT C

SERIES B COLLATERAL DOCUMENTS

See Attached

[Collateral Trust and Security Agreement dated as of February 1, 1996]

EXECUTION COPY

TELOS CORPORATION

COLLATERAL TRUST AND SECURITY AGREEMENT

This Collateral Trust and Security Agreement, dated as of February 1, 1996, is among Telos Corporation, a Maryland corporation (the “Grantor”), State Street Bank and Trust Company, as trustee (the “Collateral Trustee”), and the holders of the Grantor’s Series B Senior Subordinated Secured Notes Due October 1, 2000 listed on Exhibit A hereto (each a “Lender” and collectively, the “Lenders”).

RECITALS

A. The Grantor has issued to the Lenders Series B Senior Subordinated Secured Notes Due October 1, 2000 in the total principal amount of $6,493,581.93 (the “Series B Notes”).

B. The Grantor is required under the terms of the Series B Notes and the Bridge Notes Exchange and Conversion Agreement dated as of October 13, 1995 among the Grantor and the Lenders to enter into a security agreement with the Lenders granting to a Collateral Trustee a perfected security interest in all of the Grantor’s right, title and interest in the Collateral (as defined herein).

C. The Grantor, Telos Corporation, a California corporation, NationsBank, N.A. (“NationsBank”) and the Lenders have entered into a Subordination Agreement dated as of October 13, 1995 (the “Subordination Agreement”) pursuant to which the Lenders have agreed to be subject to certain restrictions with respect to the Collateral.

NOW, THEREFORE, the parties acknowledge the receipt of sufficient consideration and agree as follows:

1. Definitions: Certain Rules of Construction. Except as otherwise explicitly specified to the contrary, (a) the capitalized term “Section” refers to sections of this Collateral Trust and Security Agreement, (b) references to a particular Section include all subsections thereof, (c) the word “including” shall be construed as “including without limitation” and (d) terms defined in the UCC (as defined below) and not otherwise defined herein shall have the meanings provided therein. Certain capitalized terms are used in this Agreement as specifically defined in this Section 1 as follows:

1.1. “Collateral” means (i) all real or personal property, plant, building, facility, structure, equipment or unit, or other asset now or hereafter owned, leased or operated by the Grantor, (ii) all of the Grantor’s equipment and fixtures, including furniture, machinery, vehicles and trade fixtures, whether now owned or hereafter acquired, together with any and all accessions, parts and appurtenances thereto, substitutions and replacements therefor and replacements thereof now or hereafter owned, leased or operated by the Grantor and (iii) all of the products or proceeds of any kind of any of the property described in clauses (i) and (ii) of this definition; provided, however, that under no circumstances does the property described under this definition include any of the Grantor’s Accounts, Chattel Paper, Instruments (except to the extent described in clause (iii) of this definition) or Inventory including any proceeds or profits therefrom.

1.2. “Collateral Trustee” means State Street Bank and Trust Company in its capacity as collateral agent and trustee hereunder on behalf of the Lenders, and each successor designated under Section 4.8 hereof.

1.3. “Events of Default” is defined in Section 8.

1.4. “Lien” means, with respect to the Grantor (or any other Person):

(a)	any encumbrance, mortgage, pledge, lien, charge or security interest of any kind upon any property or assets of the Grantor (or any other Person), whether now owned or hereafter acquired, or upon the income or profits therefrom; and

(b)	the acquisition of, or the agreement to acquire, any property or asset upon conditional sale or subject to any other title retention agreement, device or arrangement (including a capitalized lease).

1.5. “Permitted Liens” means, with respect to the Grantor, those liens set forth in Schedule 1.5 hereto and the following:

(a)	Liens for taxes, assessments or other governmental charges or claims the payment of which is not at the time required;

(b)	statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen and other like Liens incurred in the ordinary course of business for sums not yet due;

(c)	Liens (other than any Lien imposed by the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations thereunder) incurred or deposits made in the ordinary course of business in connection with workman’s compensation, unemployment insurance and other types of social security;

(d)	such imperfections of title, covenants, restrictions, easements and encumbrances on real property that, in each case, do not arise out of the incurrence of any indebtedness and that do not interfere with or impair in any material respect the utility or value of the real property on which such Lien is imposed; and

(e)	Liens securing $600,000 in outstanding aggregate principal amount of a Senior Subordinated Note, Series A issued by the Grantor to Cottonwood Holdings, Inc., a British Virgin Islands corporation, and assigned to John Porter.

1.6. “Person” means any present or future natural person or any corporation, association, partnership, joint venture, company, business trust, trust, organization, business or government or any governmental agency or political subdivision thereof.

1.7. “UCC” means the Uniform Commercial Code as in effect in the Commonwealth of Virginia on the date hereof.

2. Collateral.

2.1. Grant. As security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Series B Notes, whether for principal, interest, fees, expenses or otherwise, the Grantor hereby mortgages, pledges, collaterally grants and assigns and creates a security interest in favor of the Collateral Trustee, and its successors, in trust, for the benefit of the Lenders in, all of the Grantor’s right, title and interest now existing or hereafter arising in and to (but none of its obligations or liabilities with respect to) the Collateral, whether now owned or hereafter acquired, together with all rights and remedies that the Grantor might exercise with respect thereto but for the execution of this Collateral Trust and Security Agreement.

2.2. Financing Statements. The Grantor has executed and delivered, and from time to time hereafter, the Grantor shall execute and deliver to the Collateral Trustee, such of the following as are provided to the Grantor by the Collateral Trustee to be executed and delivered: (i) UCC-1 financing statements, suitable for filing in the appropriate jurisdictions covering that portion of the Collateral that can be subjected to a security interest under the UCC by filing a UCC-1 financing statement; and (ii) with respect to any states in which UCC-1 financing statements must be filed at county or city levels in addition to state level filings, UCC-1 financing statements, suitable for filing in the financing and real estate records of such counties or cities.

2.3. Instruments. Upon the execution and delivery of this Collateral Trust and Security Agreement and from time to time thereafter, the Grantor shall endorse in blank and deliver to the Collateral Trustee any other evidence of indebtedness or other Instruments that are proceeds of the Collateral as to which filing is not sufficient to perfect the security interest granted herein within ten (10) days of receipt of same.

2.4. Filing. The Collateral Trustee is authorized to file such financing statements, assignments, mortgages and other documents in all places where filing is necessary or advisable to protect and perfect its rights. The Collateral Trustee is irrevocably authorized to execute and file continuation statements and similar documents which are appropriate to protect and perfect its rights; provided, however, that the Collateral Trustee shall provide the Grantor and NationsBank with notice and copies of any such statements or documents prior to filing. A photocopy of any security agreement, continuation statement, amendment or assignment shall be sufficient for filing as if it were an original.

3. Collateral Trustee’s Appointment as Attorney-in-Fact.

3.1. The Grantor hereby irrevocably appoints the Collateral Trustee and any agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full authority in the place and stead of the Grantor and in the name of the Grantor or in its own name or otherwise, for the purpose of carrying out the terms of this Collateral Trust and Security Agreement and to act in accordance with the Subordination Agreement, to take such action and to execute such documents and instruments (other than amendments or changes to this Collateral Trust and Security Agreement) as are necessary or advisable to accomplish the purpose of this Collateral Trust and Security Agreement and the Subordination Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Trustee the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do the following only upon the occurrence and during me continuance of any Event of Default:

(i) (A) to receive payment of and give receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (B) to sign and endorse invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any proceeds thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (E) to settle, compromise or adjust any suit, action or proceeding described above and, in Connection therewith, to give appropriate discharges or releases and (F) generally to sell, transfer, assign, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and to do, at the Grantor’s expense, at any time, or from time to time, all acts and things necessary or advisable to protect, preserve or realize upon the Collateral and the Collateral Trustee’s security interest therein, in order to effect the intent of this Collateral Trust and Security Agreement, all as fully and effectively as the Grantor might do; and

(ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral.

3.2. Power Coupled with an Interest. The power of attorney granted to the Collateral Trustee under Section 3.1 hereof is a power coupled with an interest and shall be irrevocable.

3.3. No Duty Imposed. The powers conferred on the Collateral Trustee hereunder are solely to protect its interest in the Collateral, for the benefit of the Lenders, and shall not impose any duty upon the Collateral Trustee to exercise any such powers. In particular, the Collateral Trustee shall not be required to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim for moneys due or to become due in respect of the Collateral. The Collateral Trustee shall be accountable only for amounts actually received by it as a result of its exercise of such powers, and neither the Collateral Trustee nor any of its officers, directors, employees or agents shall be responsible to the Grantor or the Lenders for any act or failure to act by it under this Collateral Trust and Security Agreement, except for its own gross negligence or willful misconduct. The Collateral Trustee shall be entitled to rely upon any paper, instrument or document which it in good faith believes to be genuine and correct and to have been signed or sent by the proper Person or Persons.

3.4. Execution of Documents. The Grantor also authorizes the Collateral Trustee, at any time and from time to time, to execute, in connection with the sale or sales by the Collateral Trustee provided for herein, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

4. Collateral Trustee.

4.1. Acceptance of Trust. The Collateral Trustee, for itself and its successors, hereby accepts the trust created by this Collateral Trust and Security Agreement upon the terms and conditions hereof.

4.2. Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes the Collateral Trustee to take such action and to exercise such powers as are delegated to the Collateral Trustee by the terms hereof or are reasonably incidental thereto. This appointment and authorization is intended solely for the purpose of facilitating the enforcement of this Collateral Trust and Security Agreement and does not constitute appointment of the Collateral Trustee as trustee for any Lender for any other purpose.

4.3. Action by Collateral Trustee. The Collateral Trustee shall be required to act or not act solely upon the instructions of the Lenders and those instructions shall be binding upon the Collateral Trustee; provided, however, that the Collateral Trustee shall not be required to act or not act (i) if to do so would be contrary to law or would result, in the reasonable judgment of the Collateral Trustee, in substantial risk of liability to the Collateral Trustee, and (ii) unless the Collateral Trustee has received security and indemnity from the Lenders that is reasonably satisfactory to the Collateral Trustee, provided that the Collateral Trustee shall not be entitled to indemnification for its own gross negligence or willful misconduct. The Collateral Trustee shall have no liability to any Lender for acting as instructed by the Lenders, or for refraining from acting, if so instructed.

4.4. Liability of Collateral Trustee. Neither the Collateral Trustee nor any of its directors, officers, agents, employees or attorneys shall be liable for any action taken or not taken by them under or in connection with this Collateral Trust and Security Agreement except for their own gross negligence or willful misconduct. Without limitation on the foregoing, the Collateral Trustee and its directors, officers, agents, employees and attorneys:

(a)	May consult with legal counsel (including in-house legal counsel), accountants (including in-house accountants) and other professionals or experts selected by it and shall not be liable for any action taken or not taken by it in good faith in accordance with any advice of such legal counsel, accountants or other professionals or experts;

(b)	Will not be responsible to the Lenders for any statement, warranty or representation made in this Collateral Trust and Security Agreement or in any notice, report, request or other statement, written or oral, given or made in connection with this Collateral Trust and Security Agreement;

(c)	Shall have no duty to ask or inquire as to the performance or observance by the Grantor of any of the terms, conditions or covenants of this Collateral Trust and Security Agreement or to inspect any Collateral or the property, books or records of the Grantor;

(d)	Will not be responsible (whether under this Collateral Trust and Security Agreement or applicable law) to the Lenders for the due execution, legality, validity, enforceability, perfection, genuineness, effectiveness, sufficiency or value of this Collateral Trust and Security Agreement or any Lien created hereunder, any other instrument or writing furnished pursuant hereto or in connection herewith or any Collateral;

(e)	Shall not be deemed to have knowledge of an Event of Default unless it has been notified in writing of such Event of Default by the Grantor or the Lenders;

(f)	Will not incur any liability by acting or not acting in reliance upon any notice, consent, certificate, statement, request or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties; and

(g)	Shall not be charged with knowledge of or any duties or responsibilities in connection with any other document or agreement except the Subordination Agreement.

4.5. Successor Collateral Trustee. The Collateral Trustee may, and at the request of the Lenders shall, resign as Collateral Trustee upon 30 days’ written notice to the Grantor and the Lenders. If the Collateral Trustee so resigns, (a) the Lenders shall appoint a successor Collateral Trustee, who fulfills the requirements of Section 4.9; (b) upon a successor’s acceptance of appointment as Collateral Trustee, the successor will thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Collateral Trustee or the removed Collateral Trustee; and (c) upon the effectiveness of any resignation, the resigning Collateral Trustee thereupon will be discharged from its duties and obligations other than obligations arising as a result of any action or inaction of the resigning Collateral Trustee prior to the effectiveness of such resignation.

4.6. Exculpatory Provisions. The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained in this Collateral Trust and Security Agreement, except for those made by the Collateral Trustee. The Collateral Trustee makes no representations as to the value or condition of the Collateral or any part thereof or as to the title of the Grantor thereto or as to the security afforded by this Collateral Trust and Security Agreement and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters. The Collateral Trustee shall have no obligation or responsibility with respect to the failure of any other party to perform its obligations. The Collateral Trustee shall not be responsible for insuring the Collateral or for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, except that the Collateral Trustee shall exercise such care as it uses in the ordinary course of its own business to preserve the Collateral in its possession.

4.7. Delegation of Duties. The Collateral Trustee may execute any of its powers hereunder and perform any of its duties hereunder either directly or by or through agents, nominees or attorneys-in-fact reasonably selected by the Collateral Trustee; provided, however, that the Collateral Trustee shall obtain a written acknowledgment from each agent, nominee or attorney-in-fact that it shall be liable to each Lender for losses or damages incurred by any such Lender as a result of such agent’s, nominee’s or attorney-in-fact’s gross negligence or willful misconduct as and to the extent the Collateral Trustee would be liable for such losses or damages if the actions or omissions of such agent, nominee or attorney-in-fact constituting such gross negligence or willful misconduct had been actions or omissions of the Collateral Trustee. The Collateral Trustee shall not be responsible for the gross negligence or misconduct of any agents, nominees or attorneys-in-fact selected by it without gross negligence or willful misconduct.

4.8. Successors to the Collateral Trustee. Every successor to any Collateral Trustee appointed pursuant to this Collateral Trust and Security Agreement shall (i) be a bank or trust company in good standing and having power so to act, incorporated or organized under the laws of the United States or any State thereof or the District of Columbia and shall also have combined capital and surplus of not less than $100,000,000, and (ii) upon such appointment, be, for all purposes under this Collateral Trust and Security Agreement, the Collateral Trustee.

4.9. Representations and Warranties. The Collateral Trustee hereby represents and warrants to each Lender as follows:

(a)	The Collateral Trustee is a trust company duly organized, legally existing and in good standing under the laws of The Commonwealth of Massachusetts and has all required corporate power and authority to enter into and perform its obligations under this Collateral Trust and Security Agreement.

(b)	The execution, delivery and performance by the Collateral Trustee of this Collateral Trust and Security Agreement has been duly authorized by all necessary corporate action on the part of the Collateral Trustee.

(c)	This Collateral Trust and Security Agreement has been duly executed and delivered by the Collateral Trustee and is the legally valid and binding obligation of the Collateral Trustee, enforceable against the Collateral Trustee in accordance with its terms.

(d)	No Uniform Commercial Code financing statements or other filings or recordings executed by or on behalf of the Collateral Trustee, have been filed or recorded by the Collateral Trustee with respect to any of the Collateral except for filings and recordings naming the Collateral Trustee as secured party or lienholder and made pursuant to this Collateral Trust and Security Agreement.

4.10. Notice by Collateral Trustee. Promptly and in any event within three business days after its receipt of any written notice under this Collateral Trust and Security Agreement, the Collateral Trustee shall give written notice thereof to each Lender.

4.11. No Implied Duties. The Collateral Trustee shall have no implied duties to any Person or any obligation to take any action under this Collateral Trust and Security Agreement except for action specifically provided for in this Collateral Trust and Security Agreement to be taken by the Collateral Trustee. The Collateral Trustee’s duties and responsibilities shall be entirely administrative and not discretionary and shall be determined only with reference to this Collateral Trust and Security Agreement.

4.12. Fees of the Collateral Trustee; Other Costs, Expenses and Taxes. The Grantor shall pay periodic fees and expenses to the Collateral Trustee as set forth in a letter of even date herewith between the Grantor and the Collateral Trustee. The Grantor shall also pay on demand the reasonable costs and expenses (including attorneys’ fees) of the Collateral Trustee and the Lenders in connection with:

(i) the negotiation, preparation, execution and delivery of this Collateral Trust and Security Agreement;

(ii) each amendment or modification of or supplement to this Collateral Trust and Security Agreement and each waiver, approval, consent and enforcement or attempted enforcement of this Collateral Trust and Security Agreement and any matter related hereto, in each case including filing fees, recording fees, title insurance fees, appraisal fees, search fees and other out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal counsel (including the allocated fees and all disbursements and other expenses of any internal legal counsel), independent public accountants and other outside experts retained by the Collateral Trustee and/or the Lenders and including any costs, expenses or fees incurred or suffered by the Collateral Trustee and/or the Lenders in connection with or during the course of any bankruptcy or insolvency proceedings of the Grantor. The Grantor shall pay any and all costs, expenses, fees and charges payable or determined to be payable in connection with the filing or recording of any documents related to the transactions contemplated hereby, or in connection with any act of the Collateral Agent and/or the Lenders pursuant hereto, and shall reimburse, hold harmless and indemnify the Collateral Trustee and/or the Lenders from and against any and all loss, liability or legal or other expense with respect to or resulting from any delay in paying or failure to pay any cost, expense, fee or charge that the Collateral Trustee and/or the Lenders may suffer or incur by reason of the failure of the Grantor to perform its obligations hereunder. Any amount payable under this Section 4.12 shall bear interest at the interest rate described in Section 1.1 of the Series B Notes from the second business day after a demand for payment. The obligations of the Grantor under this Section 4.12 shall survive the termination of this Collateral Trust and Security Agreement; and

(iii) any other duties and responsibilities incurred in connection with the terms of this Collateral Trust and Security Agreement.

The Lenders agree, jointly and severally, to reimburse the Collateral Trustee for any reasonable expenses not reimbursed by the Grantor (without limiting the obligation of the Grantor to make such reimbursement) for which the Collateral Trustee is entitled to reimbursement by the Grantor under this Collateral Trust and Security Agreement. The Grantor agrees to pay all costs of the Lenders, including attorneys’ fees, incurred by the Lenders with respect to the negotiation, preparation, execution and delivery of this Collateral Trust and Security Agreement.

4.13. Indemnity by Grantor. The Grantor agrees to indemnify, save and hold harmless the Collateral Trustee and the Lenders and their respective directors, officers, agents, attorneys and employees from and against:

(a)	any and all claims, demands, actions or causes of action that are asserted against them by any Person, if the claim, demand, action or cause of action directly or indirectly relates to a claim, demand, action or cause of action that such Person asserts or may assert against the Grantor;

(b)	any and all claims, demands, actions or causes of action if the claim, demand, action or cause of action arises out of or relates to this Collateral Trust and Security Agreement or the transactions contemplated hereby;

(c)	any administrative or investigative proceeding by any governmental agency arising out of or related to a claim, demand, action or cause of action described in clause (a) or (b) above; and

(d)	any and all liabilities, losses, costs or expenses including attorneys’ fees and disbursements and other professional services (including any such fees and disbursements related to claims between any of the parties hereto) that the Collateral Trustee and/or the Lenders suffer or incur as a result of the assertion of any foregoing claim, demand, action or cause of action; provided, however, that the Collateral Trustee and/or the Lenders shall not be entitled to indemnification for any loss caused by their own gross negligence or willful misconduct. If any claim, demand, action or cause of action is asserted against the Collateral Trustee and/or the Lenders, the Collateral Trustee and/or the Lenders shall promptly notify the Grantor, but the failure to so promptly notify the Grantor shall not affect the Grantor’s obligations under this Section 4.13. The Collateral Trustee and/or the Lenders are authorized to employ and select counsel in enforcing its rights hereunder and in defending any claim, demand, action or cause of action covered by this Section 4.13.

The Lenders shall, jointly and severally, indemnify the Collateral Trustee and its officers, directors, employees and agents (to the extent hot reimbursed by the Grantor and without limiting the obligation of the Grantor to do so) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against the Collateral Trustee relating to or arising out of this Collateral Trust and Security Agreement and the transactions contemplated hereby; provided, however, that the foregoing shall not extend to actions or omissions that are taken by the Collateral Trustee with gross negligence or willful misconduct.

Any obligation or liability of the Grantor to the Collateral Trustee and/or the Lenders and of the Lenders to the Collateral Trustee under this Section 4.13 shall survive the expiration or termination of this Collateral Trust and Security Agreement.

5. Representations and Warranties. The Grantor hereby represents and warrants that:

5.1. Organization. The Grantor is duly organized, validly existing and in good standing under the laws of Maryland, which is the state of its organization, with all power and authority, corporate or otherwise, to execute, deliver and perform this Collateral Trust and Security Agreement and to perform and implement all provisions hereof.

5.2. Authorization. The execution, delivery and performance by the Grantor of this Collateral Trust and Security Agreement has been duly authorized by all requisite action and will not violate any provision of law or of its charter or by-laws or regulations or any contractual provision binding on it or any of its assets or result in the creation of any Lien (except for Liens created or confirmed hereby) on any of its properties.

5.3. Enforceability. This Collateral Trust and Security Agreement has been duly executed and delivered by the Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. Except for other filings to perfect the security interest granted hereby which have been made or which are contemplated hereby, no consent of any other party which has not heretofore been duly obtained and no consent, license, approval or authorization of, or filing, registration or declaration with, any court or governmental department, commission, board, bureau, agency or instrumentality, foreign or domestic, is required in connection with the execution, delivery, performance, validity or enforceability of this Collateral Trust and Security Agreement.

5.4. Title. Except for the security interests granted to the Collateral Trustee under this Collateral Trust and Security Agreement, the Grantor is the sole owner of each item of Collateral and has good and marketable title thereto, free and clear of all Liens, except for Permitted Liens.

5.5. No Other Liens. No security agreement, financing statement, equivalent security or Lien, instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office except such documents in favor of the Collateral Trustee, and except for Permitted Liens.

5.6. List of Collateral. Schedule A hereto is a true and complete list of all of the Collateral as of the date hereof to the best knowledge of the Grantor; provided, however, that the security interest granted hereby shall extend to all the Collateral, whether or not included on Schedule A.

5.7. Location of Offices. The chief executive office and the chief place of business of the Grantor and the only office where it keeps its records concerning the Collateral is located at 460 Herndon Parkway, Herndon, Virginia 22070. The Grantor will not change the location of its chief executive office, its chief place of business or any office where it keeps its records concerning the Collateral without giving ten days’ prior written notice to the Collateral Trustee and each Lender.

6. Covenants. The Grantor covenants and agrees with the Collateral Trustee that from and after the date of this Collateral Trust and Security Agreement and until the Series B Notes are indefeasibly paid in full and satisfied:

6.1. Further Documentation. At any time and from time to time, and at its sole expense, the Grantor will promptly and duly execute and deliver to the Collateral Trustee such notices, financing statements, pledges, assignments, mortgages and other documents that are necessary or advisable for the perfection of the security interests and Liens of the Collateral Trustee hereunder, such notices, financing statements, pledges, assignments, mortgages and other documents to be in form and substance reasonably satisfactory to the Lenders, and will execute and deliver to the Collateral Trustee such additional agreements, instruments and other documents, in form and substance reasonably satisfactory to the Collateral Trustee, and do such further acts and things of any nature, whether similar to the acts enumerated above or not, as may be necessary or advisable to carry into effect the purposes of this Collateral Trust and Security Agreement or to better assure and confirm unto its rights, powers and remedies hereunder. The Grantor also hereby authorizes the Collateral Trustee to file any such assignments, financing or continuation statements without Grantor’s signature to the extent permitted by law.

6.2. Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete books and records relating to the Collateral. It will mark its books and records pertaining to the Collateral in such manner as the Collateral Trustee may reasonably require to reflect the security interests and Liens granted by this Collateral Trust and Security Agreement. For the Collateral Trustee’s further security, it agrees that the Collateral Trustee shall have a special property interest, subject to the terms and conditions of the Subordination Agreement, in all of the Grantor’s books and records pertaining to the Collateral (and in any computer programs necessary to use such books and records) and following the occurrence and during the continuance of any Event of Default, it shall deliver and turn over copies of any such books and records (and such programs) to the Collateral Trustee or its representative at any time on demand of the Collateral Trustee.

6.3. Compliance with Laws. The Grantor will comply, in all material respects, with all laws, acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Collateral or any part thereof or to the operation of its business (to the extent that the same may affect the Collateral); provided, however, that it may contest any action, regulation, order, decree or direction in any reasonable manner which shall not adversely affect the Collateral Trustee’s rights or the perfection of its security interest in the Collateral.

6.4. Payment of Obligations. The Grantor will pay promptly when due, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies), except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against in accordance with generally accepted accounting principles.

6.5. Limitation on Liens on Collateral or Other Financing Statements. Except with respect to Permitted Liens, or Liens for taxes which are not yet due and payable or for taxes, assessments, charges or levies permitted to be unpaid pursuant to Section 6.4 hereof, which Liens are not material, the Grantor will not create, permit or suffer to exist, and it will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, and it will defend the right, title and interest of the Collateral Trustee in and to any of its rights in and to the Collateral against the claims and demands of all Persons whomsoever. Except for financing statements or assignments filed pursuant to this Collateral Trust and Security Agreement or relating to Permitted Liens, the Grantor shall not, without the prior written consent of the Collateral Trustee, file or suffer to be on file or authorize or permit to be filed or to be on file in any jurisdiction any financing statement or like instrument with respect to the Collateral in which the Collateral Trustee is not named as the sole secured party.

6.6. Limitations on Dispositions of Collateral. The Grantor will not sell, transfer, assign or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, other than in the ordinary course of its business consistent with past practice. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Grantor may, consistent with the terms of this Collateral Trust and Security Agreement, dispose of or otherwise utilize cash proceeds of the Collateral in the ordinary course of its business. Whether or not any Event of Default has occurred or is continuing, the proceeds of the Collateral, other than those referred to in this Section 6.6, immediately upon receipt thereof by the Grantor, shall be held by the Collateral Trustee as additional Collateral hereunder.

6.7. Insurance. The Grantor will, at all times, maintain or cause to be maintained on the Collateral, insurance against loss or damage by fire or other casualty to the extent customary with respect to like properties of companies conducting similar businesses and will maintain or cause to be maintained public liability and workmen’s compensation insurance insuring the Grantor to the extent customary with respect to companies conducting similar businesses and, upon request, will furnish to the Collateral Trustee satisfactory evidence of the same. In the case of all insurance policies insuring the Collateral, any proceeds thereof shall be payable to the Collateral Trustee for the benefit of the Lenders after the payment of amounts due and payable to NationsBank. All such policies, or those required hereunder, shall be deposited with the Collateral Trustee, and, subject to the agreement of the issuer of any such policy, such policies shall contain provisions that no such insurance may be canceled or decreased without 10 days’ prior written notice to the Collateral Trustee. If the Grantor shall at any time fail to obtain and maintain any of the policies of insurance required herein, or fail to pay any premium in whole or in part relating to any such policies, the Collateral Trustee may, but shall not be obligated to, obtain or cause to be maintained insurance coverage with respect to the Collateral, and pay all or part of the premium thereunder, without waiving any Event of Default by the Grantor, and any sums disbursed by the Collateral Trustee shall be obligations of the Grantor to the Collateral Trustee payable on demand. Following the occurrence and during the continuance of an Event of Default, or event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, the Collateral Trustee, subject to the terms of the Subordination Agreement, shall have the right to settle and compromise any and all claims under any of the policies required to be maintained by the Grantor hereunder, to demand and receive all monies payable thereunder, and to execute in the name of the Grantor and/or the Collateral Trustee any proof of loss, notice or other instruments in connection with such policies or any loss thereunder.

6.8. Notices. The Grantor will advise the Collateral Trustee promptly, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral; (ii) of any material change in the composition or location of the Collateral or records with respect thereto; (iii) of the occurrence of any other event which would have a material effect on the aggregate value of the Collateral or on the security interest created hereunder; and (iv) of the occurrence of any “Event of Default” as described in the Series B Notes or the Grantor’s Series C Senior Subordinated Unsecured Notes Due October 1, 2000 (the “Series C Notes”).

6.9. Right of Inspection. Except as otherwise restricted by law, the Collateral Trustee shall at all times have full and free access during normal business hours to all Grantor’s books, correspondence and records related to the Collateral, and the Collateral Trustee or representatives of the Collateral Trustee may examine the same, take extracts therefrom and make photocopies thereof , and Grantor agrees to render to the Collateral Trustee, at its sole cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

6.10. Further Assurances. The Grantor will promptly cure, or cause to be cured, any defects in the execution and delivery of this Collateral Trust and Security Agreement and any other documents arising herefrom. It will, at its sole expense, promptly execute and deliver, or cause to be executed and delivered, to the Collateral Trustee, all such other and further documents, agreements and instruments in compliance with or necessary to the accomplishment of its covenants and agreements hereunder, and obtain or cause to be obtained any consents as may be necessary or advisable in connection herewith or to give effect hereto.

7. Performance by Collateral Trustee of Grantor’s Obligations. If the Grantor fails to perform or comply with any of its agreements contained herein and the Collateral Trustee or its agent shall perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Collateral Trustee or its agent incurred in connection with such performance or compliance, together with interest thereon at the rate provided in Section 1.1 of the Series B Notes, shall be payable by the Grantor to the Collateral Trustee on demand.

8. Events of Default.

The following events shall be referred to herein as “Events of Default”:

(a)	Failure to perform any covenant contained herein in any material respect which continues for fifteen (15) days after written notice to the Grantor from the Collateral Trustee.

(b)	Any representation or warranty contained herein shall be untrue in any material respect as of the date when made.

(c)	The occurrence and continuance of any “Event of Default” as described in the Series B Notes or the Series C Notes.

Notwithstanding anything to the contrary contained herein, in the Series B Notes or in the Series C Notes, the occurrence of an Event of Default under this Section 8 shall be deemed to constitute an Event of Default under the Series B Notes and the Series C Notes, which shall entitle the Lenders to take all actions and to exercise all remedies available to the Lenders under the Series B Notes and Series C Notes, including the rights set forth in Sections 2.2 and 2.3 of such Notes. Further, notwithstanding anything to the contrary contained herein, in the Series B Notes and in the Series C Notes, and notwithstanding any default under the Series B Notes or the Series C Notes, the security interest granted herein shall only be enforced for the payment of Grantor’s obligations with respect to the Series B Notes and no provision of this Security Agreement shall be enforced or otherwise used in any way for the repayment in whole or in part of any other indebtedness or obligation of the Grantor to the Lenders, including the Series C Notes.

9. Rights and Remedies Upon Default.

9.1. Subordination Agreement. Notwithstanding anything contained in this Collateral Trust and Security Agreement to the contrary, all the rights and remedies of the Collateral Trustee and the rights and remedies of the Lenders and the Collateral Trustee with respect to the Collateral and the disposition thereof shall be subject to the terms and conditions contained in the Subordination Agreement. If, and to the extent, any provision in this Collateral Trust and Security Agreement is inconsistent with the provisions of the

Subordination Agreement, the provisions of the Subordination Agreement shall be binding. The Collateral Trustee hereby acknowledges that it has had presented to it and has read the Subordination Agreement and agrees to be bound by all of the obligations of the Lenders therein as a party thereto, including the provisions of Sections 2.1, 2.2, 2.3, 2.4, 2.5 and 2.14.

9.2. Proceeds. Following the occurrence and during the continuance of any Event of Default, or an event set forth in Section 8 hereof which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, any proceeds, if and when collected by the Grantor, whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever, or other instruments or documents, received in payment for any Collateral shall be promptly turned over to the Collateral Trustee by the Grantor in precisely the form received, except for its endorsement when required, and until so turned over, shall be deemed to be held in trust by the Grantor for and as the Collateral Trustee’s property and shall not be commingled with the Grantor’s other funds. Such proceeds, when turned over, shall continue to be security for all of the Series B Notes and shall be applied by the Collateral Trustee on account of the Series B Notes in the order and manner set forth in Section 9.4 hereof. Following the occurrence and during the continuance of any Event of Default, or an event set forth in Section 8 hereof which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default, the Grantor shall deliver to the Collateral Trustee all original and other documents evidencing, or relating to, the Collateral.

9.3. Payments. Upon the occurrence and during the continuance of any Event of Default:

(i) All payments received by the Grantor under or in connection with any of the Collateral shall be held by the Grantor in trust for the Collateral Trustee, shall be segregated from other funds of the Grantor and shall forthwith upon receipt by the Grantor be turned over to the Collateral Trustee, in the same form as received by the Grantor (duly endorsed by the Grantor to the Collateral Trustee, if required); and

(ii) any and all such payments so received by the Collateral Trustee (whether from the Grantor or otherwise) shall be applied by the Collateral Trustee against the Series B Notes in such order and manner as set forth in Section 9.4 hereof. Any balance of such payments held by the Collateral Trustee and remaining after application in full of all such amounts to the Series B Notes shall be held in trust for the account of and paid over to the Grantor or to whomsoever may be lawfully entitled to received the same.

9.4. Foreclosure. If any Event of Default shall occur and be continuing, the Collateral Trustee may exercise, in addition to all other rights and remedies granted to it in this Collateral Trust and Security Agreement and in any other instrument, document or agreement securing, evidencing or relating to the Series B Notes, all rights and remedies of a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, to the extent permitted by law, the Grantor expressly agrees that in any such event the Collateral Trustee, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, at a public or private sale or sales, at any exchange or broker’s board or at any of the Collateral Trustee’s offices or elsewhere at such price or prices as it may deem satisfactory, for cash or on credit or for future delivery without assumption of any credit risk, and the Collateral Trustee may enter into any property where any Collateral is located and take possession thereof with or without judicial process; provided, however, that notwithstanding anything to the contrary contained in this Collateral Trust and Security Agreement, the Collateral Trustee may not take any action to foreclose or otherwise realize upon the Collateral or to take possession of the Collateral except in express accordance with the Subordination Agreement and Section 9.5 hereof. Prior to the disposition of any Collateral, the Collateral Trustee may store, process, repair or recondition the Collateral or otherwise prepare it for disposition in any manner and to the extent that the Collateral Trustee deems appropriate. The Collateral Trustee shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold on behalf of the Lenders, and to offset the purchase price thereof against the Series B Notes or any portion thereof, and thereafter to hold the same, absolutely free and clear of any claim or right of whatsoever kind, including any right or equity of redemption in the Grantor, which right or equity is, to the extent permitted by law, hereby waived and released. Upon any such sale, the Collateral Trustee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any right or equity of redemption in the Grantor, which right or equity is, to the extent permitted by law, hereby waived and released, and any rights of stay or appraisal which the Grantor has or may have under any rule of law or statute now existing or hereafter adopted. Any such public or private sale shall be held at such time or times within ordinary business hours and at such place or places as may be required by law, as the Collateral Trustee may fix in the notice of such sale. At any such private or public sale the Collateral may be sold as an entirety or in separate parcels, as the Collateral Trustee may determine. The Collateral Trustee shall not be obligated to make any sale pursuant to any such notice. The Collateral Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and such sale may without further notice be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Trustee until the selling price is paid by the purchaser thereof, but the Collateral

Trustee shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Collateral Trustee, however, instead of exercising the power of sale herein conferred upon it may proceed by a suit or suits at law or in equity to foreclose the security interest granted pursuant to this Collateral Trust and Security Agreement and sell the Collateral or any portion thereof, under a judgment or decree of court or courts of competent jurisdiction, the Grantor having been given notice of all such action. The Grantor further agrees, at the Collateral Trustee’s request, to assemble the Collateral and make it available to the Collateral Trustee at places that the Collateral Trustee shall reasonably select, whether at the Grantor’s premises or elsewhere. The proceeds of any such collection, sale, enforcement or other realization of all or any part of the Collateral, and any other cash at the time held by the Collateral Trustee pursuant to the terms of this Collateral Trust and Security Agreement, shall be applied by the Collateral Trustee:

(i) First, to the payment of all costs and expenses of every kind paid or incurred by the Collateral Trustee in connection with this Collateral Trust and Security Agreement or the exercise of any right or remedy hereunder, including the costs and expenses of any collection, sale, enforcement or other realization, and the costs and expenses incidental to the care or safe-keeping of any or all of the Collateral until such costs and expenses shall be paid in full;

(ii) Second, application to payment of the Series B Notes (including any principal, interest, fees or expenses due under the terms of the Series B Notes) until all such Series B Notes shall be paid in full; and

(iii) Third, after the irrevocable payment in full of the amount referred to in paragraphs (i) and (ii), the balance, if any, shall be paid over to such other Person or Persons as may be required by law.

To the extent permitted by law, the Grantor waives all claims, damages and demands against the Collateral Trustee arising out of the repossession, retention or sale of the Collateral. The Grantor agrees that the Collateral Trustee need not give more than ten business days’ prior notice (which notification shall be deemed given when mailed, postage prepaid, addressed to it at its address set forth in Section 11 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Lenders are entitled, the Grantor also being liable for the fees of counsel employed by the Collateral Trustee to collect such deficiency.

9.5. Permission of Lenders. The Collateral Trustee may not foreclose, collect, receive, appropriate or realize upon the Collateral, or any part thereof, or sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, without the prior written consent of the Lenders holding at least 90% of the outstanding principal amount of the Series B Notes at such time. In addition, any action, consent, waiver, instruction, or other approval by the Lenders under this Collateral Trust and Security Agreement shall require the prior written consent of the Lenders holding at least 90% of the outstanding principal amount of the Series B Notes at such time.

9.6. Waivers of Notice. The Grantor waives presentment, demand, protest or any notice (to the extent permitted by law) of any kind in connection with this Collateral Trust and Security Agreement or any Collateral.

9.7. No Liability of the Collateral Trustee and the Lenders. Neither the Collateral Trustee nor the Lenders shall incur any liability to the Grantor as a result of the sale of the Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. The Grantor hereby waives any claims against the Collateral Trustee and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Series B Notes even if the Collateral Trustee accepts the first offer received and does not offer the Collateral to more than one offeree; provided, that the Collateral Trustee conducts any such sale in a commercially reasonable manner.

10. Limitation on Collateral Trustee’s Duty in Respect of Collateral. Beyond the use of reasonable care in the custody and preservation thereof, the Collateral Trustee shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Trustee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

11. Notices. Any notice or any other communication to a Lender shall be given in writing and deemed received when delivered by overnight courier or hand delivery, or when sent by facsimile transmission to the office of such Lender indicated on Exhibit A hereto with a copy to:

Rope & Gray

One International Place

Boston, MA 02110-2624

Telecopy: (617)951-7050

Attention: Steven A. Wilcox, Esq.

or such other address as may be advised in writing.

Any notice or any other communication to the Collateral Trustee shall be given in writing and deemed received when delivered by overnight courier or hand delivery, or when sent by facsimile transmission to the office of the Collateral Trustee at:

State Street Bank and Trust Company

Corporate Trust Department

Two International Place

Boston, MA 02110

Telecopy: (617) 664-5371

Attention: Henry W. Seemore, Jr.

or such other address as may be advised in writing.

Any notice or any other communication to the Grantor hereunder shall be given in writing and deemed received when delivered by overnight courier or hand delivery, or when sent by facsimile transmission to the office of the Grantor at:

Telos Corporation

460 Herndon Parkway

Herndon, Virginia 22070

Telecopy: (703)834-3311

Attention: Chief Financial Officer

with a copy to:

Hale and Dorr

60 State Street

Boston, MA 02109

Telecopy: (617)526-5000

Attention: S. Donald Gonson, Esq.

or such other address as may be advised in writing.

12. No Waiver; Cumulative Remedies; Amendments.

The Collateral Trustee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid as to the Collateral Trustee unless in writing and signed by the Collateral Trustee and then only to the extent therein set forth. A waiver by the Collateral Trustee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Trustee would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Collateral Trustee of any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Collateral Trust and Security Agreement may be waived, altered, modified or amended, nor any consent given thereunder, except by an instrument in writing, duly executed by the Grantor, the Collateral Trustee and each Lender.

13. Successors and Assigns. This Collateral Trust and Security Agreement and all obligations of the Grantor hereunder shall be binding upon the successors and assigns of the Grantor, and shall, together with the rights and remedies of the Collateral Trustee hereunder, inure to the benefit of the Collateral Trustee and its successors. Each Lender may assign this Collateral Trust and Security Agreement and any assignee of any such Lender shall have such rights as if originally named herein in place of such Lender.

14. Governing Law. This Collateral Trust and Security Agreement, and all rights, obligations and liabilities arising hereunder, shall be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia.

15. Severability. Any provision of this Collateral Trust and Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16. Security Interest Absolute. All rights of the Collateral Trustee and security interests hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

(a)	any lack of validity or enforceability of any provision of any Series B Note;

(b)	any change in the time, manner or place of payment of, or in any other term of, all or any of the Series B Notes;

(c)	any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Series B Notes; or

(d)	any other circumstance which might otherwise constitute a defense available to, or a discharge of the Grantor.

17. Further Indemnification. The Grantor agrees to pay, and to hold harmless the Collateral Trustee and the Lenders from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Collateral Trust and Security Agreement.

18. Termination. When all the Series B Notes shall have been fully, finally and indefeasibly paid, discharged and retired, this Collateral Trust and Security Agreement shall terminate, and the Collateral Trustee shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, the Collateral and any money received in respect thereof, to or on the order of the Grantor, and to execute such termination statements as required by the Grantor.

19. Counterparts. This Collateral Trust and Security Agreement may be executed in one or more counterparts and all of such counterparts taken together shall constitute one and the same instrument.

20. WAIVER OF JURY TRIAL AND SETOFF: CONSENT TO JURISDICTION

GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS COLLATERAL TRUST AND SECURITY AGREEMENT, THE COLLATERAL OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS COLLATERAL TRUST AND SECURITY AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN GRANTOR ON THE ONE HAND, AND THE COLLATERAL TRUSTEE, ON THE OTHER HAND; AND GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, THE RIGHT TO INTERPOSE ANY SETOFF OR COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM EXCEPT TO THE EXTENT THAT THE FAILURE SO TO ASSERT ANY SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM WOULD PERMANENTLY PRECLUDE THE PROSECUTION OF OR RECOVERY UPON SAME. GRANTOR HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND, TO THE EXTENT PERMITTED BY LAW, OF ANY FEDERAL COURT LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY ONE OR MORE OF THIS COLLATERAL TRUST AND SECURITY AGREEMENT, ANY SERIES B NOTE OR ANY DOCUMENT OR INSTRUMENT DELIVERED PURSUANT TO THIS COLLATERAL TRUST AND SECURITY AGREEMENT.

21. General. The headings in this Collateral Trust and Security Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Collateral Trust and Security Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior and current understandings and agreements, whether written or oral.

IN WITNESS WHEREOF, the Grantor, the Collateral Trustee and each Lender have caused this Collateral Trust and Security Agreement to be executed by their duly authorized officers as of the date first set forth above.

TELOS CORPORATION

By:	/s/ WILLIAM L.P. BROWNLEY
Name:	William L.P. Brownley
Title:	V.P. General Counsel

STATE STREET BANK AND TRUST COMPANY, as Collateral Trustee

By:	/s/ ERIC J. DONAGHEY
Name:	Eric J. Donaghey
Title:	Assistant Vice President

SECOND CONSOLIDATED TRUST PLC

By:	/s/ R. L. RICHARDS
Name:	R. L. Richards
Title:	Authorised Signatory

NORTH ATLANTIC SMALLER COMPANIES INVESTMENT TRUST PLC

By:	/s/ Illegible
Name:
Title:

J O HAMBRO INVESTMENT MANAGEMENT LTD.

By:	/s/ Illegible
Name:
Title:

INVESCO ENGLISH & INTERNATIONAL TRUST PLC

By:	/s/ I. A. CARSTAIRS
Name:	I. A. Carstairs
Title:	Director Invesco Asset Management Ltd

TOXFORD CORPORATION

By:	/s/ Illegible	/s/ CORNELIUS VAN DE GIESSEN
Name:	________________	_____________
Title:	Director	Director

/s/ JOHN PORTER
John Porter

/s/ SIR LESLIE PORTER
Sir Leslie Porter

Exhibit A

Second Consolidated Trust PLC

Exchange House

Primrose Street

London EC2A 2NY

United Kingdom

Telecopy:   011-44-71-782-9834

Attention:   Roderick L. Richards

North Atlantic Smaller Companies

    Investment Trust PLC

10 Park Place

London SW1A 1LP

United Kingdom

Telecopy:   011-44-71-233-1503

Attention:   Christopher H.B. Mills

J O Hambro Investment Management Ltd.

10 Park Place

London SW1A 1LP

United Kingdom

Telecopy:   011-44-71-222-2020

Attention:   Christopher H.B. Mills

INVESCO English & International Trust PLC (formerly named and known as Drayton English & International Investment Trust)

11 Devonshire Square

London EC2M 4YR

United Kingdom

Telecopy:   011-44-071-623-3339

Attention:   Andrew Crossley

John Porter

Party America

63 Chester Square

London SW1

United Kingdom

Telecopy:   011-44-71-396-0106

Toxford Corporation
c/o Rabobank
P.O. Box 348
St. Andrews House
Le Bordage
St. Peter Port, Guernsey, Channel Islands
Telecopy: 011-44481-725-157
Attention: Roy Smith

Sir Leslie Porter
c/o Personal Financial Management Limited
12 Hans Road
London SW3 1RT England
Attention: Mr. Craig Renaud

Preferred Stockholder Standby Agreement executed by each holder of the

Private Preferred Stock

PREFERRED STOCKHOLDERS STANDBY AGREEMENT

THIS PREFERRED STOCKHOLDERS STANDBY AGREEMENT (“Agreement”), dated as of December 23, 2002, entered into between Foothill Capital Corporation, as agent (“Agent”) for itself and for the Lenders (defined below), and the party identified on the signature page hereto as the “Preferred Stockholder” (the “Preferred Stockholder”).

W I T N E S S E T H

WHEREAS, Preferred Stockholder is financially interested in Telos Corporation, a Maryland corporation (“Company”), in that Company has issued certain of its Series A-l Redeemable Preferred Stock (“Series A-l”) and its Series A-2 Redeemable Preferred Stock (“Series A-2”; Series A-l and Series A-2 are collectively the Preferred Stock”) to Preferred Stockholder;

WHEREAS, Company is indebted to Agent and Lenders in connection with the advances of monies and other financial arrangements by Agent and Lenders to Company; and

WHEREAS, such advances of monies and other financial arrangements are evidenced by various agreements, instruments and documents, including, without limitation, that certain Loan and Security Agreement dated as of October 21, 2002, between Company, certain financial institutions from time to time party thereto as lenders (“Lenders”) and Agent (the “Loan Agreement”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by hereby agree with Agent as hereinafter set forth.

1. Agreement. Preferred Stockholder will not ask, demand, sue for, take or receive from Company or any other party, by setoff or in any other manner, the whole or any part of any indebtedness, obligations and liabilities which may now or hereafter be owing by Company, or any successor or assign of Company, including, without limitation, a receiver, trustee or debtor in possession (the term “Company” hereinafter shall include any such successor and assign of Company), to the Preferred Stockholder in respect of the Preferred Stock (including, without limitation, any payments in respect of dividends or redemptions in respect of the Preferred Stock), unless and until all obligations, liabilities, and indebtedness of Company to Agent and Lenders, whether now existing or hereafter arising directly between Company and Agent or any Lender, or acquired outright, conditionally or as collateral security from another by Agent or any Lender, shall have been fully paid and satisfied in cash with interest, including, without limitation, any interest accruing after the commencement of insolvency proceedings with respect to Company, whether or not such interest is allowed as a claim in such proceeding (all such obligations, indebtedness and liabilities of Company to Agent and each Lender being hereinafter referred to as the “Senior Debt”) and all financing arrangements between Company, Agent and Lenders have been terminated.

2. Priority of Agent and Lenders. In the event of any distribution, division or application, partial or complete, voluntary or involuntary by operation of law or otherwise, of all or any part of the assets of Company or the proceeds thereof to the creditors of Company or readjustment of the obligations and indebtedness of Company, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Preferred Stock, or the application of the assets of Company to the payment or liquidation thereof, or upon the dissolution, liquidation, cessation or other winding up of Company’s business, or upon the sale of all or substantially all of Company’s assets, then, and in any such event, (i) Agent, for the benefit of itself and Lenders, shall be entitled to receive payment in cash in full of any and all of the Senior Debt then owing prior to the payment of all or any part of the Preferred Stock and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Preferred Stock shall be paid or delivered directly to Agent for application on any of the Senior Debt, due or not due, until such Senior Debt shall have first been fully paid and satisfied in cash.

3. Payments Received by Preferred Stockholder. Should any payment, distribution, security or instrument, or any proceeds thereof, be received by the Preferred . Stockholder upon or with respect to the Preferred Stock prior to the satisfaction of all of the Senior Debt in cash and termination of all financing arrangements between Company, Agent and Lenders, the Preferred Stockholder shall receive and hold the same in trust, as trustee, for the benefit of Agent and Lenders and shall forthwith deliver the same to Agent in precisely the form received (except for the endorsement or assignment by the Preferred Stockholder where necessary), for application on any of the Senior Debt, due or not due, and, until so delivered, the same shall be held in trust by the Preferred Stockholder as the property of Agent.

4. Instrument Legend; Amendments. Any instrument or certificate evidencing any of the Preferred Stock, or any portion thereof, will be inscribed with a legend conspicuously indicating that payment thereof is subject to the terms of this Agreement, and a copy thereof will be delivered to Agent.

5. Extension of Maturity of Preferred Stock. Preferred Stockholder hereby agrees that the redemption date of the Preferred Stock shall be extended until October 31, 2004, and on or before August 15, 2004, to the extent the redemption date of the Preferred Stock has not been extended to a date later than October 31, 2005, Preferred Stockholder agrees to extend the redemption date of the Preferred Stock to a date no earlier than October 31, 2005.

6. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVERS. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF

ILLINOIS AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF ILLINOIS AND NOT THE CONFLICT OF LAWS RULES OF THE STATE OF ILLINOIS GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. PREFERRED STOCKHOLDER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS OR, AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. PREFERRED STOCKHOLDER WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. AGENT AND PREFERRED STOCKHOLDER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

7. Notices. Any notice required hereunder shall be in writing and addressed to the party to be notified as follows:

If to the Agent, at:	Foothill Capital Corporation 2450 Colorado Avenue Suite 3000 West Santa Monica, California 90404 Attention: Business Finance Division Manager

If to the Preferred Stockholder, at:	Cudd & Co. 14201 Dallas Parkway Dallas, Tx 75254 __________________________ __________________________ Attention:

or to such other address as each party may designate for itself by notice. Notice shall be deemed to have been duly given (i) if delivered personally or otherwise actually received, (ii) if sent by overnight delivery service, (iii) if mailed by first class United States mail, postage prepaid, registered or certified, with return receipt requested or (iv) if sent by telex with telex confirmation of receipt (with duplicate notice sent by United States mail as provided above). Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail. Notice given in any other manner described in this paragraph shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and such addressee thereof refuses delivery, such notice shall be effective upon such tender.

IN WITNESS WHEREOF, this Agreement has been signed as of the date first above written.

AGENT:

FOOTHILL CAPITAL CORPORATION, as Agent for Lenders

By:	/s/ Illegible
Its	Vice President

PREFERRED STOCKHOLDER:

CUDD & CO.

By:	/s/ Illegible
Its	Vice President

JPMORGAN CHASE BANK

SECRETARY’S CERTIFICATE

I, Pauline E. Higgins, Assistant Secretary of JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank (this “Bank”), hereby certify that on March 19, 1996, at a meeting duly called and convened, and at which a quorum was present, the Board of Directors of this Bank adopted the resolutions set forth below, and such resolutions are presently in full force and effect and have not been modified, revoked, or rescinded:

RESOLVED that for the purposes of the following resolutions the following words, when used therein, shall have the meaning ascribed to them as follows:

“Officer” shall mean the Chairman of the Board, the Chief Executive Officer, the President, a Vice Chairman of the Board, a Vice Chairman, any member of the Policy Council, any Executive Vice President, the Chief Financial Officer, the Chief Credit Officer, the Secretary, any Senior Vice President, any Vice President, any Managing Director, the Controller, the Deputy Controller, any Vice President, any Assistant Vice President, any Assistant Treasurer, any Assistant Secretary, any Senior Investment Officer, any Investment Officer, any Assistant Investment Officer, any Senior Trust Officer, any Trust Officer, any Assistant Trust Officer other than any Special Assistant Trust Officer, any Manager or Assistant Manager of any branch office, division or department of this Bank or any other Officers having functional titles, the approvals of which the Office of the Chairman, on the authority of the Board, has delegated to the Secretary.

RESOLVED that loan agreements, contracts, indentures, mortgages, deeds, releases, conveyances, assignments, transfers, certificates, certifications, declarations, leases, discharges, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, guarantees, proxies, requisitions, demands, proofs of debt, claims, records, notes signifying indebtedness of this Bank, and any other contracts, instruments or documents in connection with the conduct of the business of this Bank, whether or not specified in the foregoing resolutions may be signed, executed, acknowledged, verified, delivered or accepted on behalf of this Bank by the Chairman of the Board, the Chief Executive Officer, the President, a Vice Chairman of the Board, a Vice Chairman, any member of the Policy Council, any Executive Vice President, the Chief Financial Officer, the Chief Credit Officer, the Secretary, any Senior Vice President, any Vice President, any Managing Director or any other officer who the Secretary or any Assistant Corporate Secretary certifies as having a functional title or official status which is equivalent to any of the foregoing, and the seal of this Bank may be affixed to any thereof and attested by the Secretary, any Assistant Corporate Secretary, any Vice President or any Assistant Secretary;

RESOLVED that powers of attorney may be executed on behalf of this Bank by the Chairman of the Board, the Chief Executive Officer, the President, a Vice Chairman of the Board, a Vice Chairman, any member of the Policy Council, any Executive Vice President, the Chief Financial Officer, the Chief Credit Officer, the Secretary, any Senior Vice President, and by any Managing Director having a rank equivalent to Senior Vice President.

RESOLVED that in addition to other Officers so authorized, any Vice President may affix the seal of this Bank to any instrument made, executed or delivered on behalf of this Bank and that such Vice President, or the Secretary, or any Assistant Secretary may attest the same.

I further certify that Tim J. Sheeley is a duly elected and acting Vice President of the Bank and that set forth below is his true and correct signature:

TIM J. SHEELEY	SIGNATURE:	/s/ TIM J. SHEELEY

EXECUTED effective as of the 23rd day of December, 2002, Houston, Texas.

JPMorgan Chase Bank

By:	/s/ PAULINE E. HIGGINS
Pauline E. Higgins
Assistant Secretary

PREFERRED STOCKHOLDERS STANDBY AGREEMENT

THIS PREFERRED STOCKHOLDERS STANDBY AGREEMENT (“Agreement”), dated as of November 8, 2002, entered into between Foothill Capital Corporation, as agent (“Agent”) for itself and for the Lenders (defined below), and the party identified on the signature page hereto as the “Preferred Stockholder” (the “Preferred Stockholder”).

W I T N E S S E T H

WHEREAS, Preferred Stockholder is financially interested in Telos Corporation, a Maryland corporation (“Company”), in that Company has issued certain of its Series A-1 Redeemable Preferred Stock (“Series A-1”) and its Series A-2 Redeemable Preferred Stock (“Series A-2”; Series A-1 and Series A-2 are collectively the Preferred Stock”) to Preferred Stockholder;

WHEREAS, Company is indebted to Agent and Lenders in connection with the advances of monies and other financial arrangements by Agent and Lenders to Company; and

WHEREAS, such advances of monies and other financial arrangements are evidenced by various agreements, instruments and documents, including, without limitation, that certain Loan and Security Agreement dated as of October 21, 2002, between Company, certain financial institutions from time to time party thereto as lenders (“Lenders”) and Agent (the “Loan Agreement”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by hereby agree with Agent as hereinafter set forth.

1. Agreement. Preferred Stockholder will not ask, demand, sue for, take or receive from Company or any other party, by setoff or in any other manner, the whole or any part of any indebtedness, obligations and liabilities which may now or hereafter be owing by Company, or any successor or assign of Company, including, without limitation, a receiver, trustee or debtor in possession (the term “Company” hereinafter shall include any such successor and assign of Company), to the Preferred Stockholder in respect of the Preferred Stock (including, without limitation, any payments in respect of dividends or redemptions in respect of the Preferred Stock), unless and until all obligations, liabilities, and indebtedness of Company to Agent and Lenders, whether now existing or hereafter arising directly between Company and Agent or any Lender, or acquired outright, conditionally or as collateral security from another by Agent or any Lender, shall have been fully paid and satisfied in cash with interest, including, without limitation, any interest accruing after the commencement of insolvency proceedings with respect to Company, whether or not such interest is allowed as a claim in such proceeding (all such obligations, indebtedness and liabilities of Company to Agent and each Lender being hereinafter referred to as the “Senior Debt”) and all financing arrangements between Company, Agent and Lenders have been terminated.

2. Priority of Agent and Lenders. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Company or the proceeds thereof to the creditors of Company or readjustment of the obligations and indebtedness of Company, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Preferred Stock, or the application of the assets of Company to the payment or liquidation thereof, or upon the dissolution, liquidation, cessation or other winding up of Company’s business, or upon the sale of all or substantially all of Company’s assets, then, and in any such event, (i) Agent, for the benefit of itself and Lenders, shall be entitled to receive payment in cash in full of any and all of the Senior Debt then owing prior to the payment of all or any part of the Preferred Stock and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Preferred Stock shall be paid or delivered directly to Agent for application on any of the Senior Debt, due or not due, until such Senior Debt shall have first been fully paid and satisfied in cash.

3. Payments Received by Preferred Stockholder. Should any payment, distribution, security or instrument, or any proceeds thereof, be received by the Preferred Stockholder upon or with respect to the Preferred Stock prior to the satisfaction of all of the Senior Debt in cash and termination of all financing arrangements between Company, Agent and Lenders, the Preferred Stockholder shall receive and hold the same in trust, as trustee, for the benefit of Agent and Lenders and shall forthwith deliver the same to Agent in precisely the form received (except for the endorsement or assignment by the Preferred Stockholder where necessary), for application on any of the Senior Debt, due or not due, and, until so delivered, the same shall be held in trust by the Preferred Stockholder as the property of Agent.

4. Instrument Legend; Amendments. Any instrument or certificate evidencing any of the Preferred Stock, or any portion thereof, will be inscribed with a legend conspicuously indicating that payment thereof is subject to the terms of this Agreement, and a copy thereof will be delivered to Agent.

5. Extension of Maturity of Preferred Stock. Preferred Stockholder hereby agrees that the redemption date of the Preferred Stock shall be extended until October 31, 2004, and on or before August 15, 2004, to the extent the redemption date of the Preferred Stock has not been extended to a date later than October 31, 2005, Preferred Stockholder agrees to extend the redemption date of the Preferred Stock to a date no earlier than October 31, 2005.

6. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVERS. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF

ILLINOIS AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF ILLINOIS AND NOT THE CONFLICT OF LAWS RULES OF THE STATE OF ILLINOIS GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. PREFERRED STOCKHOLDER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS OR, AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. PREFERRED STOCKHOLDER WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. AGENT AND PREFERRED STOCKHOLDER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

7. Notices. Any notice required hereunder shall be in writing and addressed to the party to be notified as follows:

If to the Agent, at:	Foothill Capital Corporation 2450 Colorado Avenue Suite 3000 West Santa Monica, California 90404 Attention: Business Finance Division Manager

If to the Preferred Stockholder, at:	Graphite Enterprise Trust PLC c/o Graphite Capital Berkley Square House, 4th Floor UK - London, W1J 6BQ Attention: Mr. Perry Chapman

or to such other address as each party may designate for itself by notice. Notice shall be deemed to have been duly given (i) if delivered personally or otherwise actually received, (ii) if sent by overnight delivery service, (iii) if mailed by first class United States mail, postage prepaid, registered or certified, with return receipt requested or (iv) if sent by telex with telex confirmation of receipt (with duplicate notice sent by United States mail as provided above). Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail. Notice given in any other manner described in this paragraph shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and such addressee thereof refuses delivery, such notice shall be effective upon such tender.

IN WITNESS WHEREOF, this Agreement has been signed as of the date first above written.

AGENT:

FOOTHILL CAPITAL CORPORATION, as Agent for Lenders

By	/s/ Illegible
Its	Vice President

PREFERRED STOCKHOLDER:

GRAPHITE ENTERPRISE TRUST LP

	/s/ PERRY CHAPMAN	/s/ ROD RICHARDS
By	Perry Chapman	Rod Richard
Its	Authorized signatories

PREFERRED STOCKHOLDERS STANDBY AGREEMENT

THIS PREFERRED STOCKHOLDERS STANDBY AGREEMENT (“Agreement”), dated as of November 8, 2002, entered into between Foothill Capital Corporation, as agent (“Agent”) for itself and for the Lenders (defined below), and the party identified on the signature page hereto as the “Preferred Stockholder” (the “Preferred Stockholder”).

W I T N E S S E T H

WHEREAS, Preferred Stockholder is financially interested in Telos Corporation, a Maryland corporation (“Company”), in that Company has issued certain of its Series A-1 Redeemable Preferred Stock (“Series A-1”) and its Series A-2 Redeemable Preferred Stock (“Series A-2”; Series A-1 and Series A-2 are collectively the Preferred Stock”) to Preferred Stockholder;

WHEREAS, Company is indebted to Agent and Lenders in connection with the advances of monies and other financial arrangements by Agent and Lenders to Company; and

WHEREAS, such advances of monies and other financial arrangements are evidenced by various agreements, instruments and documents, including, without limitation, that certain Loan and Security Agreement dated as of October 21, 2002, between Company, certain financial institutions from time to time party thereto as lenders (“Lenders”) and Agent (the “Loan Agreement”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by hereby agree with Agent as hereinafter set forth.

1. Agreement. Preferred Stockholder will not ask, demand, sue for, take or receive from Company or any other party, by setoff or in any other manner, the whole or any part of any indebtedness, obligations and liabilities which may now or hereafter be owing by Company, or any successor or assign of Company, including, without limitation, a receiver, trustee or debtor in possession (the term “Company” hereinafter shall include any such successor and assign of Company), to the Preferred Stockholder in respect of the Preferred Stock (including, without limitation, any payments in respect of dividends or redemptions in respect of the Preferred Stock), unless and until all obligations, liabilities, and indebtedness of Company to Agent and Lenders, whether now existing or hereafter arising directly between Company and Agent or any Lender, or acquired outright, conditionally or as collateral security from another by Agent or any Lender, shall have been fully paid and satisfied in cash with interest, including, without limitation, any interest accruing after the commencement of insolvency proceedings with respect to Company, whether or not such interest is allowed as a claim in such proceeding (all such obligations, indebtedness and liabilities of Company to Agent and each Lender being hereinafter referred to as the “Senior Debt”) and all financing arrangements between Company, Agent and Lenders have been terminated.

2. Priority of Agent and Lenders. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Company or the proceeds thereof to the creditors of Company or readjustment of the obligations and indebtedness of Company, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Preferred Stock, or the application of the assets of Company to the payment or liquidation thereof, or upon the dissolution, liquidation, cessation or other winding up of Company’s business, or upon the sale of all or substantially all of Company’s assets, then, and in any such event, (i) Agent, for the benefit of itself and Lenders, shall be entitled to receive payment in cash in full of any and all of the Senior Debt then owing prior to the payment of all or any part of the Preferred Stock and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Preferred Stock shall be paid or delivered directly to Agent for application on any of the Senior Debt, due or not due, until such Senior Debt shall have first been fully paid and satisfied in cash.

3. Payments Received by Preferred Stockholder. Should any payment, distribution, security or instrument, or any proceeds thereof, be received by the Preferred Stockholder upon or with respect to the Preferred Stock prior to the satisfaction of all of the Senior Debt in cash and termination of all financing arrangements between Company, Agent and Lenders, the Preferred Stockholder shall receive and hold the same in trust, as trustee, for the benefit of Agent and Lenders and shall forthwith deliver the same to Agent in precisely the form received (except for the endorsement or assignment by the Preferred Stockholder where necessary), for application on any of the Senior Debt, due or not due, and, until so delivered, the same shall be held in trust by the Preferred Stockholder as the property of Agent.

4. Instrument Legend; Amendments. Any instrument or certificate evidencing any of the Preferred Stock, or any portion thereof, will be inscribed with a legend conspicuously indicating that payment thereof is subject to the terms of this Agreement, and a copy thereof will be delivered to Agent.

5. Extension of Maturity of Preferred Stock. Preferred Stockholder hereby agrees that the redemption date of the Preferred Stock shall be extended until October 31, 2004, and on or before August 15, 2004, to the extent the redemption date of the Preferred Stock has not been extended to a date later than October 31, 2005, Preferred Stockholder agrees to extend the redemption date of the Preferred Stock to a date no earlier than October 31, 2005.

6. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVERS. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF

ILLINOIS AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF ILLINOIS AND NOT THE CONFLICT OF LAWS RULES OF THE STATE OF ILLINOIS GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. PREFERRED STOCKHOLDER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS OR, AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. PREFERRED STOCKHOLDER WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. AGENT AND PREFERRED STOCKHOLDER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

7. Notices. Any notice required hereunder shall be in writing and addressed to the party to be notified as follows:

If to the Agent, at:	Foothill Capital Corporation 2450 Colorado Avenue Suite 3000 West Santa Monica, California 90404 Attention: Business Finance Division Manager

If to the Preferred Stockholder, at:	Graphite Enterprise Trust PLC c/o Graphite Capital Berkley Square House, 4th Floor UK - London, W1J 6BQ Attention: Mr. Perry Chapman

or to such other address as each party may designate for itself by notice. Notice shall be deemed to have been duly given (i) if delivered personally or otherwise actually received, (ii) if sent by overnight delivery service, (iii) if mailed by first class United States mail, postage prepaid, registered or certified, with return receipt requested or (iv) if sent by telex with telex confirmation of receipt (with duplicate notice sent by United States mail as provided above). Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail. Notice given in any other manner described in this paragraph shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and such addressee thereof refuses delivery, such notice shall be effective upon such tender.

IN WITNESS WHEREOF, this Agreement has been signed as of the date first above written.

FOOTHILL CAPITAL CORPORATION, as Agent for Lenders

By	/s/ Illegible
Its	Vice President

PREFERRED STOCKHOLDER:

GRAPHITE ENTERPRISE TRUST PLC

By	/s/ PERRY CHAPMAN	/s/ ROD RICHARDS
	Perry Chapman	Rod Richards
Its	Authorized signatories

PREFERRED STOCKHOLDERS STANDBY AGREEMENT

THIS PREFERRED STOCKHOLDERS STANDBY AGREEMENT (“Agreement”), dated as of Jan 27, 2003, entered into between Foothill Capital Corporation, as agent (“Agent”) for itself and for the Lenders (defined below), and the party identified on the signature page hereto as the “Preferred Stockholder” (the “Preferred Stockholder”).

W I T N E S S E T H

WHEREAS, Preferred Stockholder is financially interested in Telos Corporation, a Maryland corporation (“Company”), in that Company has issued certain of its Series A-1 Redeemable Preferred Stock (“Series A-1”) and its Series A-2 Redeemable Preferred Stock (“Series A-2”; Series A-1 and Series A-2 are collectively the Preferred Stock”) to Preferred Stockholder;

WHEREAS, Company is indebted to Agent and Lenders in connection with the advances of monies and other financial arrangements by Agent and Lenders to Company; and

WHEREAS, such advances of monies and other financial arrangements are evidenced by various agreements, instruments and documents, including, without limitation, that certain Loan and Security Agreement dated as of October 21, 2002, herewith between Company, certain financial institutions from time to time party thereto as lenders (“Lenders”) and Agent (the “Loan Agreement”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by hereby agree with Agent as hereinafter set forth.

1. Agreement. Preferred Stockholder will not ask, demand, sue for, take or receive from Company or any other party, by setoff or in any other manner, the whole or any part of any indebtedness, obligations and liabilities which may now or hereafter be owing by Company, or any successor or assign of Company, including, without limitation, a receiver, trustee or debtor in possession (the term “Company” hereinafter shall include any such successor and assign of Company), to the Preferred Stockholder in respect of the Preferred Stock (including, without limitation, any payments in respect of dividends or redemptions in respect of the Preferred Stock), unless and until all obligations, liabilities, and indebtedness of Company to Agent and Lenders, whether now existing or hereafter arising directly between Company and Agent or any Lender, or acquired outright, conditionally or as collateral security from another by Agent or any Lender, shall have been fully paid and satisfied in cash with interest, including, without limitation, any interest accruing after the commencement of insolvency proceedings with respect to Company, whether or not such interest is allowed as a claim in such proceeding (all such obligations, indebtedness and liabilities of Company to Agent and each Lender being hereinafter referred to as the “Senior Debt”) and all financing arrangements between Company, Agent and Lenders have been terminated.

2. Priority of Agent and Lenders. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Company or the proceeds thereof to the creditors of Company, or readjustment of the obligations and indebtedness of Company, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Preferred Stock, or the application of the assets of Company to the payment or liquidation thereof, or upon the dissolution, liquidation, cessation or other winding up of Company’s business, or upon the sale of all or substantially all of Company’s assets, then, and in any such event, (i) Agent, for the benefit of itself and Lenders, shall be entitled to receive payment in cash in full of any and all of the Senior Debt then owing prior to the payment of all or any part of the Preferred Stock and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Preferred Stock shall be paid or delivered directly to Agent for application on any of the Senior Debt, due or not due, until such Senior Debt shall have first been fully paid and satisfied in cash.

3. Payments Received by Preferred Stockholder. Should any payment, distribution, security or instrument, or any proceeds thereof, be received by the Preferred Stockholder upon or with respect to the Preferred Stock prior to the satisfaction of all of the Senior Debt in cash and termination of all financing arrangements between Company, Agent and Lenders, the Preferred Stockholder shall receive and hold the same in trust, as trustee, for the benefit of Agent and Lenders and shall forthwith deliver the same to Agent in precisely the form received (except for the endorsement or assignment by the Preferred Stockholder where necessary), for application on any of the Senior Debt, due or not due, and, until so delivered, the same shall be held in trust by the Preferred Stockholder as the property of Agent.

4. Instrument Legend; Amendments. Any instrument or certificate evidencing any of the Preferred Stock, or any portion thereof, will be inscribed with a legend conspicuously indicating that payment thereof is subject to the terms of this Agreement, and a copy thereof will be delivered to Agent.

5. Extension of Maturity of Preferred Stock. Preferred Stockholder hereby agrees that the redemption date of the Preferred Stock shall be extended until October 31, 2004, and on or before August 15, 2004, to the extent the redemption date of the Preferred Stock has not been extended to a date later than October 31, 2005, Preferred Stockholder agrees to extend the redemption date of the Preferred Stock to a date no earlier than October 31, 2005.

6. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVERS. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF

ILLINOIS AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF ILLINOIS AND NOT THE CONFLICT OF LAWS RULES OF THE STATE OF ILLINOIS GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. PREFERRED STOCKHOLDER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS OR, AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. PREFERRED STOCKHOLDER WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. AGENT AND PREFERRED STOCKHOLDER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

7. Notices. Any notice required hereunder shall be in writing and addressed to the party to be notified as follows:

If to the Agent, at:	Foothill Capital Corporation 2450 Colorado Avenue Suite 3000 West Santa Monica, California 90404 Attention: Business Finance Division Manager

If to the Preferred Stockholder, at:	Hare & Co. Bank of New York 1 WALL STREET NEW YORK, NY 10286 Attention: Reorg Dept. 6th Floor

or to such other address as each party may designate for itself by notice. Notice shall be deemed to have been duly given (i) if delivered personally or otherwise actually received, (ii) if sent by overnight delivery service, (iii) if mailed by first class United States mail, postage prepaid, registered or certified, with return receipt requested or (iv) if sent by telex with telex confirmation of receipt (with duplicate notice sent by United States mail as provided above). Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail. Notice given in any other manner described in this paragraph shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender.

IN WITNESS WHEREOF, this Agreement has been signed as of the date first above written.

AGENT:

FOOTHILL CAPITAL CORPORATION, as Agent for Lenders

By	/s/ DAVID J. SANCHEZ
Its	Vice President

PREFERRED STOCKHOLDER:

HARE & CO.

By	/s/ M. Cubero
Its

PREFERRED STOCKHOLDERS STANDBY AGREEMENT

THIS PREFERRED STOCKHOLDERS STANDBY AGREEMENT (“Agreement”), dated as of January 14, 2003, entered into between Foothill Capital Corporation, as agent (“Agent”) for itself and for the Lenders (defined below), and the party identified on the signature page hereto as the “Preferred Stockholder” (the “Preferred Stockholder”).

W I T N E S S E T H

WHEREAS, Preferred Stockholder is financially interested in Telos Corporation, a Maryland corporation (“Company”), in that Company has issued certain of its Series A-1 Redeemable Preferred Stock (“Series A-1”) and its Series A-2 Redeemable Preferred Stock (“Series A-2”; Series A-1 and Series A-2 are collectively the Preferred Stock”) to Preferred Stockholder;

WHEREAS, Company is indebted to Agent and Lenders in connection with the advances of monies and other financial arrangements by Agent and Lenders to Company; and

WHEREAS, such advances of monies and other financial arrangements are evidenced by various agreements, instruments and documents, including, without limitation, that certain Loan and Security Agreement dated as of October 21, 2002, between Company, certain financial institutions from time to time party thereto as lenders (“Lenders”) and Agent (the “Loan Agreement”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by hereby agree with Agent as hereinafter set forth.

1. Agreement. Preferred Stockholder will not ask, demand, sue for, take or receive from Company or any other party, by setoff or in any other manner, the whole or any part of any indebtedness, obligations and liabilities which may now or hereafter be owing by Company, or any successor or assign of Company, including, without limitation, a receiver, trustee or debtor in possession (the term “Company” hereinafter shall include any such successor and assign of Company), to the Preferred Stockholder in respect of the Preferred Stock (including, without limitation, any payments in respect of dividends or redemptions in respect of the Preferred Stock), unless and until all obligations, liabilities, and indebtedness of Company to Agent and Lenders, whether now existing or hereafter arising directly between Company and Agent or any Lender, or acquired outright, conditionally or as collateral security from another by Agent or any Lender, shall have been fully paid and satisfied in cash with interest, including, without limitation, any interest accruing after the commencement of insolvency proceedings with respect to Company, whether or not such interest is allowed as a claim in such proceeding (all such obligations, indebtedness and liabilities of Company to Agent and each Lender being hereinafter referred to as the “Senior Debt”) and all financing arrangements between Company, Agent and Lenders have been terminated.

2. Priority of Agent and Lenders. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Company or the proceeds thereof to the creditors of Company or readjustment of the obligations and indebtedness of Company, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Preferred Stock, or the application of the assets of Company to the payment or liquidation thereof, or upon the dissolution, liquidation, cessation or other winding up of Company’s business, or upon the sale of all or substantially all of Company’s assets, then, and in any such event, (i) Agent, for the benefit of itself and Lenders, shall be entitled to receive payment in cash in full of any and all of the Senior Debt then owing prior to the payment of all or any part of the Preferred Stock and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Preferred Stock shall be paid or delivered directly to Agent for application on any of the Senior Debt, due or not due, until such Senior Debt shall have first been fully paid and satisfied in cash.

3. Payments Received by Preferred Stockholder. Should any payment, distribution, security or instrument, or any proceeds thereof, be received by the Preferred Stockholder upon or with respect to the Preferred Stock prior to the satisfaction of all of the Senior Debt in cash and termination of all financing arrangements between Company, Agent and Lenders, the Preferred Stockholder shall receive and hold the same in trust, as trustee, for the benefit of Agent and Lenders and shall forthwith deliver the same to Agent in precisely the form received (except for the endorsement or assignment by the Preferred Stockholder where necessary), for application on any of the Senior Debt, due or not due, and, until so delivered, the same shall be held in trust by the Preferred Stockholder as the property of Agent.

4. Instrument Legend; Amendments. Any instrument or certificate evidencing any of the Preferred Stock, or any portion thereof, will be inscribed with a legend conspicuously indicating that payment thereof is subject to the terms of this Agreement, and a copy thereof will be delivered to Agent.

5. Extension of Maturity of Preferred Stock. Preferred Stockholder hereby agrees that the redemption date of the Preferred Stock shall be extended until October 31, 2004, and on or before August 15, 2004, to the extent the redemption date of the Preferred Stock has not been extended to a date later than October 31, 2005, Preferred Stockholder agrees to extend the redemption date of the Preferred Stock to a date no earlier than October 31,2005.

6. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVERS. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF

ILLINOIS AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF ILLINOIS AND NOT THE CONFLICT OF LAWS RULES OF THE STATE OF ILLINOIS GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. PREFERRED STOCKHOLDER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS OR, AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. PREFERRED STOCKHOLDER WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE, AGENT AND PREFERRED STOCKHOLDER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

7. Notices. Any notice required hereunder shall be in writing and addressed to the party to be notified as follows:

If to the Agent, at:	Foothill Capital Corporation 2450 Colorado Avenue Suite 3000 West Santa Monica, California 90404 Attention: Business Finance Division Manage

If to the Preferred Stockholder, at:	RBSI Custody Bank Ltd. PO BOX 451 LIBERTE HOUSE, 19-23 LA MOTTE ST. ST. HELIER, JERSEY, JE4 SRL Attention: ANDRE BELL

or to such other address as each party may designate for itself by notice. Notice shall be deemed to have been duly given (i) if delivered personally or otherwise actually received, (ii) if sent by overnight delivery service, (iii) if mailed by first class United States mail, postage prepaid, registered or certified, with return receipt requested or (iv) if sent by telex with telex confirmation of receipt (with duplicate notice sent by United States mail as provided above). Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail. Notice given in any other manner described in this paragraph shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender.

IN WITNESS WHEREOF, this Agreement has been signed as of the date first above written.

AGENT:

FOOTHILL CAPITAL CORPORATION, as Agent for Lenders

By	/s/ DAVID J. SANCHEZ
Its	Vice President

PREFERRED STOCKHOLDER:

RBSI CUSTODY BANK LTD. ACTING AS CUSTODIAN FOR J. O. HAMBRO CAPITAL MANAGEMENT

By	/s/ ANDRE BELL	/s/ P. WALLSWORTH
Its	___________________	___________________

DATED: 14 JANUARY, 2003.

PREFERRED STOCKHOLDERS STANDBY AGREEMENT

THIS PREFERRED STOCKHOLDERS STANDBY AGREEMENT (“Agreement”), dated as of October 11, 2002, entered into between Foothill Capital Corporation, as agent (“Agent”) for itself and for the Lenders (defined below), and the party identified on the signature page hereto as the “Preferred Stockholder” (the “Preferred Stockholder”).

W I T N E S S E T H

WHEREAS, Preferred Stockholder is financially interested in Telos Corporation, a Maryland corporation (“Company”), in that Company has issued certain of its Series A-1 Redeemable Preferred Stock (“Series A-l”) and its Series A-2 Redeemable Preferred Stock (“Series A-2”; Series A-l and Series A-2 are collectively the Preferred Stock”) to Preferred Stockholder;

WHEREAS, Company is indebted to Agent and Lenders in connection with the advances of monies and other financial arrangements by Agent and Lenders to Company; and

WHEREAS, such advances of monies and other financial arrangements are evidenced by various agreements, instruments and documents, including, without limitation, that certain Loan and Security Agreement of even date herewith between Company, certain financial institutions from time to time party thereto as lenders (“Lenders”) and Agent (the “Loan Agreement”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by hereby agree with Agent as hereinafter set forth.

1. Agreement. Preferred Stockholder will not ask, demand, sue for, take or receive from Company or any other party, by setoff or in any other manner, the whole or any part of any indebtedness, obligations and liabilities which may now or hereafter be owing by Company, or any successor or assign of Company, including, without limitation, a receiver, trustee or debtor in possession (the term “Company” hereinafter shall include any such successor and assign of Company), to the Preferred Stockholder in respect of the Preferred Stock (including, without limitation, any payments in respect of dividends or redemptions in respect of the Preferred Stock), unless and until all obligations, liabilities, and indebtedness of Company to Agent and Lenders, whether now existing or hereafter arising directly between Company and Agent or any Lender, or acquired outright, conditionally or as collateral security from another by Agent or any Lender, shall have been fully paid and satisfied in cash with interest, including, without limitation, any interest accruing after the commencement of insolvency proceedings with respect to Company, whether or not such interest is allowed as a claim in such proceeding (all such obligations, indebtedness and liabilities of Company to Agent and each Lender being hereinafter referred to as the “Senior Debt”) and all financing arrangements between Company, Agent and Lenders have been terminated.

2. Priority of Agent and Lenders. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Company or the proceeds thereof to the creditors of Company or readjustment of the obligations and indebtedness of Company, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Preferred Stock, or the application of the assets of Company to the payment or liquidation thereof, or upon the dissolution, liquidation, cessation or other winding up of Company’s business, or upon the sale of all or substantially all of Company’s assets, then, and in any such event, (i) Agent, for the benefit of itself and Lenders, shall be entitled to receive payment in cash in full of any and all of the Senior Debt then owing prior to the payment of all or any part of the Preferred Stock and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Preferred Stock shall be paid or delivered directly to Agent for application on any of the Senior Debt, due or not due, until such Senior Debt shall have first been fully paid and satisfied in cash.

3. Payments Received by Preferred Stockholder. Should any payment, distribution, security or instrument, or any proceeds thereof, be received by the Preferred Stockholder upon or with respect to the Preferred Stock prior to the satisfaction of all of the Senior Debt in cash and termination of all financing arrangements between Company, Agent and Lenders, the Preferred Stockholder shall receive and hold the same in trust, as trustee, for the benefit of Agent and Lenders and shall forthwith deliver the same to Agent in precisely the form received (except for the endorsement or assignment by the Preferred Stockholder where necessary), for application on any of the Senior Debt, due or not due, and, until so delivered, the same shall be held in trust by the Preferred Stockholder as the property of Agent.

4. Instrument Legend; Amendments. Any instrument or certificate evidencing any of the Preferred Stock, or any portion thereof, will be inscribed with a legend conspicuously indicating that payment thereof is subject to the terms of this Agreement, and a copy thereof will be delivered to Agent.

5. Extension of Maturity of Preferred Stock. Preferred Stockholder hereby agrees that the redemption date of the Preferred Stock shall be extended until October 15, 2004, and on or before August 15, 2004, to the extent the redemption date of the Preferred Stock has not been extended to a date later than October 15, 2005, Preferred Stockholder agrees to extend the redemption date of the Preferred Stock to a date no earlier than October 15, 2005.

6. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVERS. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF ILLINOIS AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF ILLINOIS AND NOT THE CONFLICT OF LAWS RULES OF THE STATE OF ILLINOIS GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. PREFERRED STOCKHOLDER HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS OR, AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. PREFERRED STOCKHOLDER WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. AGENT AND PREFERRED STOCKHOLDER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

7. Notices. Any notice required hereunder shall be in writing and addressed to the party to be notified as follows:

If to the Agent, at:	Foothill Capital Corporation 2450 Colorado Avenue Suite 3000 West Santa Monica, California 90404 Attention: Business Finance Division Manager

If to the Preferred Stockholder, at:	Toxford Corporation c/o Mr. Daniel Fleming, Senior Trust Manager Rathbone Trust Co SA Place de Saint Gervais 1 1211 Geneva 1 Switzerland

or to such other address as each party may designate for itself by notice. Notice shall be deemed to have been duly given (i) if delivered personally or otherwise actually received, (ii) if sent by overnight delivery service, (iii) if mailed by first class United States mail, postage prepaid, registered or certified, with return receipt requested or (iv) if sent by telex with telex confirmation of receipt (with duplicate notice sent by United States mail as provided above). Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail. Notice given in any other manner described in this paragraph shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender.

IN WITNESS WHEREOF, this Agreement has been signed as of the date first above written.

AGENT:

FOOTHILL CAPITAL CORPORATION, as Agent for Lenders

By	/s/ Illegible
Its	V.P.

PREFERRED STOCKHOLDER:

TOXFORD CORPORATION

By:	/s/ DANIEL FLEMING
Daniel Fleming
Its:	Director

First Amendment to Loan and Security Agreement between Telos

Corporation, a Maryland corporation, and Foothill Capital Corporation,

entered into as of March 21, 2003

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 21, 2003, by and among TELOS CORPORATION, a Maryland corporation (“Parent”), XACTA CORPORATION, a Delaware corporation (“Xacta”; Parent and Xacta are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), TELOS DELAWARE, INC., a Delaware corporation (“Telos-Delaware”), UBIQUITY.COM, INC., a Delaware corporation (“Ubiquity”), TELOS.COM, INC., a Delaware corporation (“Telos.com”), TELOS INTERNATIONAL CORP., a Delaware corporation (“TIC”), TELOS INTERNATIONAL ASIA, INC., a Delaware corporation (“TIA”), SECURE TRADE, INC., a Delaware corporation (“STI”), KUWAIT INTERNATIONAL, INC., a Delaware corporation (“KII”), TELOS INFORMATION SYSTEMS, INC., a Delaware corporation (“TIS”), TELOS FIELD ENGINEERING, INC., a Delaware corporation (“TFE”), and TELOS FEDERAL SYSTEMS, INC., a Delaware corporation (“TFS”; Telos-Delaware, Ubiquity, Telos.com, TIC, TIA, STI, KII, TIS, TFE and TFS are referred to hereinafter each individually as a “Credit Party” and collectively, jointly and severally, as the “Credit Parties”), and FOOTHILL CAPITAL CORPORATION, as agent (“Agent”) for the Lenders (defined below) and as a Lender.

WHEREAS, Borrowers, Credit Parties, Agent and certain other financial institutions from time to time party thereto (the “Lenders”) are parties to that certain Loan and Security Agreement dated as of October 21, 2002 (as amended from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers, Credit Parties, Agent and Lenders have agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. Amendment to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, Section 7.20(a) of the Loan Agreement is amended and restated in its entirety, as follows:

(a) Fail to maintain:

(i) Minimum EBITDA. EBITDA, measured on a fiscal month-end basis, for each period set forth below, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto;

Applicable Amount	Applicable Period

($2,816,466)	For the 3 month period ending December 31, 2002

($2,980,600)	For the 4 month period ending January 31, 2003

($3,595,422)	For the 5 month period ending February 28, 2003

($3,806,006)	For the 6 month period ending March 31, 2003

($4,149,445)	For the 7 month period ending April 30, 2003

($3,804,010)	For the 8 month period ending May 31, 2003

($2,704,093)	For the 9 month period ending June 30, 2003

($1,657,693)	For the 10 month period ending July 31, 2003

($133,429)	For the 11 month period ending August 31, 2003

$1,338,704	For the 12 month period ending September 30, 2003

$2,639,552	For the 12 month period ending October 31, 2003

$3,290,677	For the 12 month period ending November 30, 2003

$4,810,753	For the 12 month period ending December 31, 2003

Applicable Amount	Applicable Period
80% of EBITDA for such period as reflected in the most recent Projections delivered to Agent pursuant to Section 6.3(c) and approved by Required Lenders (but in any event such amount shall not be less than $4,810,753 for any period ending on or prior to December 31, 2004)	For the 12 month period ending January 31, 2004 and the 12 month period ending on the last day of each fiscal month thereafter

(ii) Tangible Net Worth. Tangible Net Worth of at least the required amount set forth in the following table as of the applicable date set forth opposite thereto:

Applicable Amount	Applicable Date

($16,530,506)	December 31, 2002

($16,869,135)	January 31, 2003

($17,462,581)	February 28, 2003

($17,827,721)	March 31, 2003

($18,272,512)	April 30, 2003

($18,304,813)	May 31, 2003

($17,886,324)	June 30, 2003

($17,497,723)	July 31, 2003

($16,809,376)	August 31, 2003

($15,738,265)	September 30, 2003

($14,315,058)	October 31, 2003

($13,856,877)	November 30, 2003

($13,750,476)	December 31, 2003

Applicable Amount	Applicable Date
80% (or if negative, 120%) of the Tangible Net Worth as of such date as reflected on the most recent Projections delivered to Agent pursuant to Section 6.3(c) and approved by Required Lenders (but in any event such amount shall not be less than ($13,750,476) as of any date on or prior to December 31, 2004)	January 31, 2004 and the last day of each month thereafter

3. Ratification. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. Except as specifically set forth herein, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

4. Conditions to Effectiveness; Amendment Fee. This Amendment shall become effective as of the date hereof and upon the execution hereof by each party hereto. To induce Agent and Lenders to enter into this Amendment, Borrowers shall pay to Agent, for the benefit of Lenders, an amendment fee equal to $10,000, which shall be due and payable on the date hereof.

5. Miscellaneous.

(a) Warranties and Absence of Defaults. To induce Agent and Lenders to enter into this Amendment, each Company hereby represents and warrants to Agent and Lenders that:

(i) The execution, delivery and performance by it of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to it, its articles of incorporation and by-laws, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon it or any of its property;

(ii) Each of the Loan Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) general principles of equity;

(iii) The representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof; and

(iv) It has performed all of its obligations under the Loan Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, it is in compliance with all applicable terms and provisions of the Loan Agreement and each of the Loan Documents to be observed and performed by it and no event of default or other event which upon notice or lapse of time or both would constitute an event of default has occurred.

(b) Expenses. Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Companies agree, jointly and severally, to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Loan Agreement as amended hereby.

(c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

6. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Company agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS: TELOS CORPORATION, a Maryland corporation

By	/s/ THOMAS J. FERRARA
Title	CFO

XACTA CORPORATION, a Delaware corporation

By	/s/ THOMAS J. FERRARA
Title	CFO

CREDIT PARTIES: TELOS DELAWARE, INC., a Delaware corporation

By	/s/ THOMAS J. FERRARA
Title	CFO

UBIQUITY.COM, INC., a Delaware corporation

By	/s/ THOMAS J. FERRARA
Title	CFO

TELOS.COM, INC., a Delaware corporation

By	/s/ THOMAS J. FERRARA
Title	CFO

TELOS INTERNATIONAL CORP., a Delaware corporation

By	/s/ THOMAS J. FERRARA
Title	CFO

TELOS INTERNATIONAL ASIA, INC., a Delaware corporation

By	/s/ THOMAS J. FERRARA
Title	CFO

SECURE TRADE, INC., a Delaware corporation

By	/s/ THOMAS J. FERRARA
Title	CFO

KUWAIT INTERNATIONAL, INC., a Delaware corporation

By	/s/ THOMAS J. FERRARA
Title	CFO

TELOS INFORMATION SYSTEMS, INC., a Delaware corporation

By	/s/ THOMAS J. FERRARA
Title	CFO

TELOS FIELD ENGINEERING, INC., a Delaware corporation

By	/s/ THOMAS J. FERRARA
Title	CFO

TELOS FEDERAL SYSTEMS, INC., a Delaware corporation

By	/s/ THOMAS J. FERRARA
Title	CFO

AGENT AND LENDER: FOOTHILL CAPITAL CORPORATION, a California corporation

By	/s/ DAVID J. SANCHEZ
Title	Vice President

Second Amendment to Loan and Security Agreement between Telos

Corporation, a Maryland corporation, and Wells Fargo Foothill, Inc.

(formerly known as Foothill Capital Corporation) entered into as of June 30, 2003

SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 30, 2003, by and among TELOS CORPORATION, a Maryland corporation (“Parent”), XACTA CORPORATION, a Delaware corporation (“Xacta”; Parent and Xacta are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), TELOS DELAWARE, INC., a Delaware corporation (“Telos-Delaware”), UBIQUITY.COM, INC., a Delaware corporation (“Ubiquity”), TELOS.COM, INC., a Delaware corporation (“Telos.com”), TELOS INTERNATIONAL CORP., a Delaware corporation (“TIC”), TELOS INTERNATIONAL ASIA, INC., a Delaware corporation (“TIA”), SECURE TRADE, INC., a Delaware corporation (“STI”), KUWAIT INTERNATIONAL, INC., a Delaware corporation (“KII”), TELOS INFORMATION SYSTEMS, INC., a Delaware corporation (“TIS”), TELOS FIELD ENGINEERING, INC., a Delaware corporation (“TFE”), and TELOS FEDERAL SYSTEMS, INC., a Delaware corporation (“TFS”; Telos-Delaware, Ubiquity, Telos.com, TIC, TIA, STI, KII, TIS, TFE and TFS are referred to hereinafter each individually as a “Credit Party” and collectively, jointly and severally, as the “Credit Parties”), and WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), as agent (“Agent”) for the Lenders (defined below) and as a Lender.

WHEREAS, Borrowers, Credit Parties, Agent and certain other financial institutions from time to time party thereto (the “Lenders”) are parties to that certain Loan and Security Agreement dated as of October 21, 2002 (as amended from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers, Credit Parties, Agent and Lenders have agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. Amendment to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the definition of “Availability Block” as set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

“Availability Block” means an amount equal to $2,000,000; provided that for the period of June 30, 2003 until September 5, 2003 only, Availability Block shall mean an amount equal to $0.

3. Ratification. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. Except as specifically set forth herein, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

4. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the execution hereof by each party hereto. To induce Agent and Lenders to enter into this Amendment, Borrowers shall pay to Agent, for the benefit of Lenders, an amendment fee equal to $5,000, which shall be due and payable on the date hereof.

5. Other Agreements.

(a) In the event that an Overadvance exists as of 5:00 p.m. (Boston time) on September 5, 2003, Borrowers shall pay to Agent a non-refundable fee of $15,000, which such fee shall be fully earned and payable on demand. The Borrowers and the Credit Parties acknowledge and agree that the foregoing sentence shall in no way (i) limit Agent’s and any Lender’s exercise of any other rights and remedies or (ii) otherwise affect any obligations of the Borrowers and the Credit Parties under the Loan Agreement or the Loan Documents.

(b) Subject to the satisfaction of the conditions set forth in Section 4 hereof, Agent hereby (i) releases the Collateral Assignment of Policy dated as of October 21, 2002 and acknowledged by Security-Connecticut Life Insurance Company on October 25, 2002 with respect to policy of insurance number 2465394R (the “Policy”) on the life of David S. Aldrich and any other lien, security interest or other interest in the Policy, and (ii) acknowledges that the Borrowers may cancel such Policy.

6. Miscellaneous.

(a) Warranties and Absence of Defaults. To induce Agent and Lenders to enter into this Amendment, each Company hereby represents and warrants to Agent and Lenders that:

(i) The execution, delivery and performance by it of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to it, its articles of incorporation and by-laws, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon it or any of its property;

(ii) Each of the Loan Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) general principles of equity;

(iii) The representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof; and

(iv) It has performed all of its obligations under the Loan Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, it is in compliance with all applicable terms and provisions of the Loan Agreement and each of the Loan Documents to be observed and performed by it and no event of default or other event which upon notice or lapse of time or both would constitute an event of default has occurred.

(b) Expenses. Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Companies agree, jointly and severally, to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Loan Agreement as amended hereby.

(c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

7. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Company agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS: TELOS CORPORATION, a Maryland corporation

By	/s/ DAVID E. PEARSON
Title	CFO

XACTA CORPORATION, a Delaware corporation

By	/s/ DAVID E. PEARSON
Title	CFO

CREDIT PARTIES: TELOS DELAWARE, INC., a Delaware corporation

By	/s/ DAVID E. PEARSON
Title	CFO

UBIQUITY.COM, INC., a Delaware corporation

By	/s/ DAVID E. PEARSON
Title	CFO

TELOS.COM, INC., a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

TELOS INTERNATIONAL CORP., a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

TELOS INTERNATIONAL ASIA, INC., a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

SECURE TRADE, INC., a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

KUWAIT INTERNATIONAL, INC., a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

TELOS INFORMATION SYSTEMS, INC., a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

TELOS FIELD ENGINEERING, INC., a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

TELOS FEDERAL SYSTEMS, INC., a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

AGENT AND LENDER: WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation)

By	/S/ DAVID J. SANCHEZ
Title	Vice President

Third Amendment to Loan and Security Agreement between Telos

Corporation, a Maryland corporation, and Wells Fargo Foothill, Inc.

(formerly known as Foothill Capital Corporation) entered into as of September 8, 2003

THIRD AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of September 8, 2003, by and among TELOS CORPORATION, a Maryland corporation (“Parent”), XACTA CORPORATION, a Delaware corporation (“Xacta”; Parent and Xacta are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), TELOS DELAWARE, INC., a Delaware corporation (“Telos-Delaware”), UBIQUITY.COM, INC., a Delaware corporation (“Ubiquity”), TELOS.COM, INC., a Delaware corporation (“Telos.com”), TELOS INTERNATIONAL CORP., a Delaware corporation (“TIC”), TELOS INTERNATIONAL ASIA, INC., a Delaware corporation (“TIA”), SECURE TRADE, INC., a Delaware corporation (“STI”), KUWAIT INTERNATIONAL, INC., a Delaware corporation (“KII”), TELOS INFORMATION SYSTEMS, INC., a Delaware corporation (“TIS”), TELOS FIELD ENGINEERING, INC., a Delaware corporation (“TFE”), and TELOS FEDERAL SYSTEMS, INC., a Delaware corporation (“TFS”; Telos-Delaware, Ubiquity, Telos.com, TIC, TIA, STI, KII, TIS, TFE and TFS are referred to hereinafter each individually as a “Credit Party” and collectively, jointly and severally, as the “Credit Parties”), and WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), as agent (“Agent”) for the Lenders (defined below) and as a Lender.

WHEREAS, Borrowers, Credit Parties, Agent and certain other financial institutions from time to time party thereto (the “Lenders”) are parties to that certain Loan and Security Agreement dated as of October 21, 2002 (as amended from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers, Credit Parties, Agent and Lenders have agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. Amendment to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the definition of “Availability Block” as set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

“Availability Block” means an amount equal to $2,000,000; provided that Availability Block shall mean an amount equal to $0 for the period from September 8, 2003 until October 8, 2003.

3. Ratification. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Loan Agreement and all of the Loan

Documents as appropriate to express the agreements contained herein. Except as specifically set forth herein, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

4. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the execution hereof by each party hereto. To induce Agent and Lenders to enter into this Amendment, Borrowers shall pay to Agent, for the benefit of Lenders, a non-refundable amendment fee equal to $2,500, which shall be due and payable on the date hereof.

5. Other Agreements. In the event that an Overadvance exists as of 5:00 p.m. (Boston time) on October 8, 2003, Borrowers shall pay to Agent a non-refundable fee of $5,000, which such fee shall be fully earned and payable on demand. The Borrowers and the Credit Parties acknowledge and agree that the foregoing sentence shall in no way (i) limit Agent’s and any Lender’s exercise of any other rights and remedies or (ii) otherwise affect any obligations of the Borrowers and the Credit Parties under the Loan Agreement or the Loan Documents.

6. Miscellaneous.

(a) Warranties and Absence of Defaults. To induce Agent and Lenders to enter into this Amendment, each Company hereby represents and warrants to Agent and Lenders that:

(i) The execution, delivery and performance by it of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to it, its articles of incorporation and by-laws, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon it or any of its property;

(ii) Each of the Loan Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) general principles of equity;

(iii) The representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof; and

(iv) It has performed all of its obligations under the Loan Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, it is in compliance with all applicable terms and provisions of the Loan Agreement and each of the Loan Documents to be observed and performed by it and no event of default or other event which upon notice or lapse of time or both would constitute an event of default has occurred.

(b) Expenses. Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Companies agree, jointly and severally, to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Loan Agreement as amended hereby.

(c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

7. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Company agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

TELOS CORPORATION,
a Maryland corporation

By	/S/ DAVID E. PEARSON
Title	CFO

XACTA CORPORATION,
a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

CREDIT PARTIES:

TELOS DELAWARE, INC.,
a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

UBIQUITY.COM, INC.,
a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

TELOS.COM, INC.,
a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

TELOS INTERNATIONAL CORP.,
a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

TELOS INTERNATIONAL ASIA, INC.,
a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

SECURE TRADE, INC.,
a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

KUWAIT INTERNATIONAL, INC.,
a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

TELOS INFORMATION SYSTEMS, INC.,
a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

TELOS FIELD ENGINEERING, INC.,
a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

TELOS FEDERAL SYSTEMS, INC.,
a Delaware corporation

By	/S/ DAVID E. PEARSON
Title	CFO

AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation)

By	/S/ DAVID J. SANCHEZ
Title	Vice President

Fourth Amendment to Loan and Security Agreement between Telos

Corporation, a Maryland corporation, and Wells Fargo Foothill, Inc.

(formerly known as Foothill Capital Corporation) entered into as of October 30, 2003

FOURTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of October 30, 2003, by and among TELOS CORPORATION, a Maryland corporation (“Parent”), XACTA CORPORATION, a Delaware corporation (“Xacta”; Parent and Xacta are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), TELOS DELAWARE, INC., a Delaware corporation (“Telos-Delaware”), UBIQUITY.COM, INC., a Delaware corporation (“Ubiquity”), TELOS.COM, INC., a Delaware corporation (“Telos.com”), TELOS INTERNATIONAL CORP., a Delaware corporation (“TIC”), TELOS INTERNATIONAL ASIA, INC., a Delaware corporation (“TIA”), SECURE TRADE, INC., a Delaware corporation (“STI”), KUWAIT INTERNATIONAL, INC., a Delaware corporation (“KII”), TELOS INFORMATION SYSTEMS, INC., a Delaware corporation (“TIS”), TELOS FIELD ENGINEERING, INC., a Delaware corporation (“TFE”), and TELOS FEDERAL SYSTEMS, INC., a Delaware corporation (“TFS”; Telos-Delaware, Ubiquity, Telos.com, TIC, TIA, STI, KII, TIS, TFE and TFS are referred to hereinafter each individually as a “Credit Party” and collectively, jointly and severally, as the “Credit Parties”), and WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), as agent (“Agent”) for the Lenders (defined below) and as a Lender.

WHEREAS, Borrowers, Credit Parties, Agent and certain other financial institutions from time to time party thereto (the “Lenders”) are parties to that certain Loan and Security Agreement dated as of October 21, 2002 (as amended from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers, Credit Parties, Agent and Lenders have agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. Amendment to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the definition of “Availability Block” as set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

“Availability Block” means an amount equal to $2,000,000; provided that Availability Block shall mean an amount equal to $500,000 for the period from October 30,2003 until December 31,2003.

3. Ratification. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. Except as specifically set forth herein, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

4. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the execution hereof by each party hereto.

5. Miscellaneous.

(a) Warranties and Absence of Defaults. To induce Agent and Lenders to enter into this Amendment, each Company hereby represents and warrants to Agent and Lenders that:

(i) The execution, delivery and performance by it of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to it, its articles of incorporation and by-laws, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon it or any of its property;

(ii) Each of the Loan Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) general principles of equity;

(iii) The representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof; and

(iv) It has performed all of its obligations under the Loan Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, it is in compliance with all applicable terms and provisions of the Loan Agreement and each of the Loan Documents to be observed and performed by it and no event of default or other event which upon notice or lapse of time or both would constitute an event of default has occurred.

(b) Expenses. Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Companies agree, jointly and severally, to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Loan Agreement as amended hereby.

(c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

6. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Company agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

TELOS CORPORATION,
a Maryland corporation

By	/S/ EDWARD L. WILLIAMS
Title	CFO

XACTA CORPORATION,
a Delaware corporation

By	/S/ EDWARD L. WILLIAMS
Title	CFO

CREDIT PARTIES:

TELOS DELAWARE, INC.,
a Delaware corporation

By	/S/ EDWARD L. WILLIAMS
Title	CFO

UBIQUITY.COM, INC.,
a Delaware corporation

By	/S/ EDWARD L. WILLIAMS
Title	CFO

TELOS.COM, INC.,
a Delaware corporation

By	/S/ EDWARD L. WILLIAMS
Title	CFO

TELOS INTERNATIONAL CORP.,
a Delaware corporation

By	/S/ EDWARD L. WILLIAMS
Title	CFO

TELOS INTERNATIONAL ASIA, INC.,
a Delaware corporation

By	/S/ EDWARD L. WILLIAMS
Title	CFO

SECURE TRADE, INC.,
a Delaware corporation

By	/S/ EDWARD L. WILLIAMS
Title	CFO

KUWAIT INTERNATIONAL, INC.,
a Delaware corporation

By	/S/ EDWARD L. WILLIAMS
Title	CFO

TELOS INFORMATION SYSTEMS, INC.,
a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

TELOS FIELD ENGINEERING, INC.,
a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

TELOS FEDERAL SYSTEMS, INC.,
a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC. (formerly
known as Foothill Capital Corporation)

By	/s/ DAVID J. SANCHEZ
Title	Vice President

Fifth Amendment to Loan and Security Agreement between Telos

Corporation, a Maryland corporation, and Wells Fargo Foothill, Inc.

(formerly known as Foothill Capital Corporation) entered into as of January 28, 2004

FIFTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of January 28, 2004, by and among TELOS CORPORATION, a Maryland corporation (“Parent”), XACTA CORPORATION, a Delaware corporation (“Xacta”; Parent and Xacta are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), TELOS DELAWARE, INC., a Delaware corporation (“Telos-Delaware”), UBIQUITY.COM, INC., a Delaware corporation (“Ubiquity”), TELOS.COM, INC., a Delaware corporation (“Telos.com”), TELOS INTERNATIONAL CORP., a Delaware corporation (“TIC”), TELOS INTERNATIONAL ASIA, INC., a Delaware corporation (“TIA”), SECURE TRADE, INC., a Delaware corporation (“STI”), KUWAIT INTERNATIONAL, INC., a Delaware corporation (“KII”), TELOS INFORMATION SYSTEMS, INC., a Delaware corporation (“TIS”), TELOS FIELD ENGINEERING, INC., a Delaware corporation (“TFE”), and TELOS FEDERAL SYSTEMS, INC., a Delaware corporation (“TFS”; Telos-Delaware, Ubiquity, Telos.com, TIC, TIA, STI, KII, TIS, TFE and TFS are referred to hereinafter each individually as a “Credit Party” and collectively, jointly and severally, as the “Credit Parties”), and WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), as agent (“Agent”) for the Lenders (defined below) and as a Lender.

WHEREAS, Borrowers, Credit Parties, Agent and certain other financial institutions from time to time party thereto (the “Lenders”) are parties to that certain Loan and Security Agreement dated as of October 21, 2002 (as amended from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers, Credit Parties, Agent and Lenders have agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. Amendment to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the definition of “Availability Block” as set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

“Availability Block” means an amount equal to $2,000,000; provided that Availability Block shall mean an amount equal to $500,000 for the period from January 30, 2004 until February 29, 2004.

3. Ratification. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. Except as specifically set forth herein, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

4. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the execution hereof by each party hereto. To induce Agent and Lenders to enter into this Amendment, Borrowers shall pay to Agent, for the benefit of Lenders, a non-refundable amendment fee equal to $2,500, which shall be due and payable on the date hereof.

5. Miscellaneous.

(a) Warranties and Absence of Defaults. To induce Agent and Lenders to enter into this Amendment, each Company hereby represents and warrants to Agent and Lenders that:

(i) The execution, delivery and performance by it of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to it, its articles of incorporation and by-laws, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon it or any of its property;

(ii) Each of the Loan Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) general principles of equity;

(iii) The representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof; and

(iv) It has performed all of its obligations under the Loan Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, it is in compliance with all applicable terms and provisions of the Loan Agreement and each of the Loan Documents to be observed and performed by it and no event of default or other event which upon notice or lapse of time or both would constitute an event of default has occurred.

(b) Expenses. Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Companies agree, jointly and severally, to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Loan Agreement as amended hereby.

(c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

6. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Company agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

TELOS CORPORATION, a Maryland corporation

By	/s/ EDWARD L. WILLIAMS
Title	Exec VP- CFO

XACTA CORPORATION, a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	Exec VP- CFO

CREDIT PARTIES:

TELOS DELAWARE, INC., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	Exec VP- CFO

UBIQUITY.COM, INC., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	Exec VP- CFO

TELOS.COM, INC., a Delaware corporation

By	/S/ EDWARD L. WILLIAMS
Title	Exec VP- CFO

TELOS INTERNATIONAL CORP., a Delaware corporation

By	/S/ EDWARD L. WILLIAMS
Title	Exec VP- CFO

TELOS INTERNATIONAL ASIA, INC., a Delaware corporation

By	/S/ EDWARD L. WILLIAMS
Title	Exec VP- CFO

SECURE TRADE, INC., a Delaware corporation

By	/S/ EDWARD L. WILLIAMS
Title	Exec VP- CFO

KUWAIT INTERNATIONAL, INC., a Delaware corporation

By	/S/ EDWARD L. WILLIAMS
Title	Exec VP- CFO

TELOS INFORMATION SYSTEMS, INC., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	Exec VP - CFO

TELOS FIELD ENGINEERING, INC., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	Exec VP - CFO

TELOS FEDERAL SYSTEMS, INC., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	Exec VP - CFO

AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation)

By	/s/ DAVID J. SANCHEZ
Title	Vice President

Waiver and Sixth Amendment to Loan and Security Agreement between

Telos Corporation, a Maryland corporation, and Wells Fargo Foothill, Inc.

(formerly known as Foothill Capital Corporation) entered into as of April 14, 2004

WAIVER AND SIXTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS WAIVER AND SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of April 14, 2004, by and among TELOS CORPORATION, a Maryland corporation (“Parent”), XACTA CORPORATION, a Delaware corporation (“Xacta”; Parent and Xacta are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), TELOS DELAWARE, INC., a Delaware corporation (“Telos-Delaware”), UBIQUITY.COM, INC., a Delaware corporation (“Ubiquity”), TELOS.COM, INC., a Delaware corporation (“Telos.com”), TELOS INTERNATIONAL CORP., a Delaware corporation (“TIC”), TELOS INTERNATIONAL ASIA, INC., a Delaware corporation (“TIA”), SECURE TRADE, INC., a Delaware corporation (“STI”), KUWAIT INTERNATIONAL, INC., a Delaware corporation (“KII”), TELOS INFORMATION SYSTEMS, INC., a Delaware corporation (“TIS”), TELOS FIELD ENGINEERING, INC., a Delaware corporation (“TFE”), and TELOS FEDERAL SYSTEMS, INC., a Delaware corporation (“TFS”; Telos-Delaware, Ubiquity, Telos.com, TIC, TIA, STI, KII, TIS, TFE and TFS are referred to hereinafter each individually as a “Credit Party” and collectively, jointly and severally, as the “Credit Parties”), and WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), as agent (“Agent”) for the Lenders (defined below) and as a Lender.

WHEREAS, Borrowers, Credit Parties, Agent and certain other financial institutions from time to time party thereto (the “Lenders”) are parties to that certain Loan and Security Agreement dated as of October 21, 2002 (as amended from time to time, the “Loan Agreement”);

WHEREAS, Companies have informed Agent that (a) in December 2003 Parent paid $500,000 in cash to Enterworks, Inc., a Delaware corporation (“Enterworks”) as a prepayment of development, testing and technical support to be provided by Enterworks International, Inc., a Delaware corporation (“EI”) (which at the time of such $500,000 payment was a wholly-owned subsidiary of Enterworks) to Parent during the fiscal year ending December 31, 2004 and in consideration for such payment to Enterworks, Parent received and became the owner of fifty percent (50%) of the equity interests of EI, and (b) in December 2003 Parent purchased from Enterworks software having a value of approximately $1,000,000 and in consideration therefor Parent paid $100,000 in cash to Enterworks and continued providing Enterworks with the on-going professional and other services described on Schedule 7.14 of the Loan Agreement (all of the foregoing contained in this paragraph are collectively, the “2003 Enterworks Transactions”);

WHEREAS, (a) due to a fifteen day extension to file its 10-K statement for the fiscal year ending December 31, 2003, Companies failed to deliver financial statements of Parent and its Subsidiaries for the fiscal year ending December 31, 2003, which resulted in a breach of Section 6.3(b) of the Loan Agreement, and (b) due to the accounting consequences of the November 7, 2003 FASB issuance of FAS 150, Companies failed to maintain Tangible Net

Worth of ($13,750,476) as of December 31, 2003, which resulted in a breach of Section 7.20(a)(ii) of the Loan Agreement; each of the foregoing breaches resulted in an Event of Default under Section 8.2 of the Loan Agreement (collectively, the “Existing Defaults”), and Borrowers have requested that Agent and Lenders waive the Existing Defaults and Agent and Lenders have agreed to do so subject to the terms and conditions contained herein; and

WHEREAS, Borrowers, Credit Parties, Agent and Lenders have agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. Waiver. Subject to the satisfaction of the conditions set forth in Section 6 hereof, Agent and Lenders hereby waive the Existing Defaults. The foregoing waiver shall not constitute a waiver of any other Event of Default that may exist, or a waiver of any future Event of Default that may occur (including, without limitation, any breach of Section 6.3(b) of the Loan Agreement for any fiscal year ending after December 31, 2003 and any breach of Section 7.20(a)(ii) of the Loan Agreement for any applicable date after December 31, 2003).

3. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 6 hereof, the Loan Agreement is hereby amended as follows:

(a) The definition of “Availability Block” as set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

“Availability Block” means an amount equal to $2,000,000; provided that Availability Block shall mean an amount equal to $500,000 for the period from April 15, 2004 until July 15, 2004.

(b) Section 7.20(a)(i) of the Loan Agreement is amended and restated in its entirety, as follows:

(a) Fail to maintain:

(i) Minimum EBITDA. EBITDA, measured on a fiscal month-end basis, for each period set forth below, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto;

Applicable Amount	Applicable Period

$360,659	For the 1 month period ending January 31, 2004

$212,771	For the 2 month period ending February 29, 2004

($176,110)	For the 3 month period ending March 31, 2004

($290,543)	For the 4 month period ending April 30, 2004

$77,218	For the 5 month period ending May 31, 2004

($52,966)	For the 6 month period ending June 30, 2004

$213,921	For the 7 month period ending July 31, 2004

$725,608	For the 8 month period ending August 31, 2004

$1,596,009	For the 9 month period ending September 30, 2004

$2,714,984	For the 10 month period ending October 31, 2004

$3,858,940	For the 11 month period ending November 30, 2004

$4,487,569	For the 12 month period ending December 31,2004

80% of EBITDA for such period as reflected in the most recent Projections delivered to Agent pursuant to Section 6.3(c) and approved by Required Lenders	For the 12 month period ending January 31, 2005 and the 12 month period ending on the last day of each fiscal month thereafter

Notwithstanding the foregoing, if Agent, Required Lenders and Administrative Borrower cannot agree on appropriate EBITDA covenant levels based upon the Projections for any fiscal month end period subsequent to the fiscal year ending December 31, 2004, or if the Projections delivered to Agent for any fiscal year are not reasonably satisfactory to Agent and the Required Lenders in form and substance in terms of projected amounts and assumptions, EBITDA covenant levels contained in this Section 7.20(a)(i) for each 12 month period ending on the last day of each fiscal month of such fiscal year shall be determined by Agent and Required Lenders in their reasonable discretion, provided, however, that such EBITDA covenant levels shall not be less than $5,609,461 for any period ending on or prior to December 31, 2005.

4. Consents. Agent and Lenders hereby consent to the 2003 Enterworks Transactions.

5. Ratification. This Amendment, subject to satisfaction of the conditions provided below, shall constitute a waiver and amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. Except as specifically set forth herein, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

6. Conditions to Effectiveness. The satisfaction of each of the following, unless waived or deferred by Agent and Lenders in their sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

(a) Agent shall have received this Amendment, duly executed by Credit Parties;

(b) Agent shall have received the waiver and amendment fee described in Section 7 hereof; and

(c) No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default, other than the Existing Defaults, shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transaction contemplated herein.

7. Waiver and Amendment Fee. To induce Agent and Lenders to enter into this Amendment, Borrowers shall pay to Agent, for the benefit of Lenders, a non-refundable waiver and amendment fee equal to $20,000, which shall be due and payable on the date hereof.

8. Other Agreements.

(a) Notwithstanding anything to the contrary in Section 6.3(b) of the Loan Agreement, in respect of Parent’s fiscal year ending December 31, 2003 only, Companies agree to deliver to Agent no later than April 30, 2004 (i) financial statements of Parent and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants’ letter to management), and (ii) a certificate of such accountants addressed to Agent and the Lenders stating that such accountants do not have knowledge of the existence of any Default or Event of Default under Section 7.20 of the Loan Agreement. Any breach by Companies of this Section 8 shall constitute an Event of Default under the Loan Agreement.

(b) Companies hereby acknowledge and agree that EI shall not be consolidated with Parent and Parent’s Subsidiaries for purposes of the financial statements and reporting covenants under the Loan Agreement or the computation of financial covenants under the Loan Agreement.

9. Miscellaneous.

(a) Warranties and Absence of Defaults. To induce Agent and Lenders to enter into this Amendment, each Company hereby represents and warrants to Agent and Lenders that:

(i) The execution, delivery and performance by it of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to it, its articles of incorporation and by-laws, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon it or any of its property;

(ii) Each of the Loan Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) general principles of equity;

(iii) The representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof; and

(iv) It has performed all of its obligations under the Loan Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, it is in compliance with all applicable terms and provisions of the Loan Agreement and each of the Loan Documents to be observed and performed by it and no event of default or other event which upon notice or lapse of time or both would constitute an event of default has occurred.

(b) Expenses. Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for

Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Companies agree, jointly and severally, to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Loan Agreement as amended hereby.

(c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

10. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Company agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

TELOS CORPORATION, a Maryland corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

XACTA CORPORATION, a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

CREDIT PARTIES:

TELOS DELAWARE, INC., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

UBIQUITY.COM, INC., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

TELOS.COM, INC., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

TELOS INTERNATIONAL CORP., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

TELOS INTERNATIONAL ASIA, INC., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

SECURE TRADE, INC., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

KUWAIT INTERNATIONAL, INC., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

TELOS INFORMATION SYSTEMS, INC., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

TELOS FIELD ENGINEERING, INC., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

TELOS FEDERAL SYSTEMS, INC., a Delaware corporation

By	/s/ EDWARD L. WILLIAMS
Title	CFO

AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation)

By	/s/ DAVID J. SANCHEZ
Title	Vice President

Waiver and Seventh Amendment to Loan and Security Agreement between

Telos Corporation, a Maryland corporation, and Wells Fargo Foothill, Inc.

(formerly known as Foothill Capital Corporation) entered into as of August 20, 2004

WAIVER AND SEVENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS WAIVER AND SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of August 20, 2004, by and among TELOS CORPORATION, a Maryland corporation (“Parent”), XACTA CORPORATION, a Delaware corporation (“Xacta”; Parent and Xacta are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), TELOS DELAWARE, INC., a Delaware corporation (“Telos-Delaware”), UBIQUITY.COM, INC., a Delaware corporation (“Ubiquity”), TELOS.COM, INC., a Delaware corporation (“Telos.com”), TELOS INTERNATIONAL CORP., a Delaware corporation (“TIC”), TELOS INTERNATIONAL ASIA, INC., a Delaware corporation (“TIA”), SECURE TRADE, INC., a Delaware corporation (“STI”), KUWAIT INTERNATIONAL, INC., a Delaware corporation (“KII”), TELOS INFORMATION SYSTEMS, INC., a Delaware corporation (“TIS”), TELOS FIELD ENGINEERING, INC., a Delaware corporation (“TFE”), and TELOS FEDERAL SYSTEMS, INC., a Delaware corporation (“TFS”; Telos-Delaware, Ubiquity, Telos.com, TIC, TIA, STI, KII, TIS, TFE and TFS are referred to hereinafter each individually as a “Credit Party” and collectively, jointly and severally, as the “Credit Parties”), and WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), as agent (“Agent”) for the Lenders (defined below) and as a Lender.

WHEREAS, Borrowers, Credit Parties, Agent and certain other financial institutions from time to time party thereto (the “Lenders”) are parties to that certain Loan and Security Agreement dated as of October 21, 2002 (as amended from time to time, the “Loan Agreement”);

WHEREAS, (a) Companies were unable to deliver to Agent duly authorized evidence that the holders of Permitted Indebtedness have extended the maturity date thereof to October 31, 2005 (it being acknowledged that according to the Companies, the Companies have obtained confirmation from such holders that such holders have extended such maturity date), which resulted in a breach of Section 17 of the Subordination Agreement and therefore an Event of Default under Section 8.2 of the Loan Agreement (the “Subordination Event of Default”), and (b) as of each of May 31, 2004 and June 30, 2004, Companies failed to maintain Tangible Net Worth of 80% (or if negative, 120%) of the Tangible Net Worth as of such date as reflected on the most recent Projections, which resulted in a breach of Section 7.20(a)(ii) of the Loan Agreement and therefore an Event of Default under Section 8.2 of the Loan Agreement (the “Tangible Net Worth Events of Default”; the Tangible Net Worth Events of Default together with the Subordination Event of Default are collectively, the “Existing Defaults”), and Borrowers have requested that Agent and Lenders waive the Existing Defaults and Agent and Lenders have agreed to do so subject to the terms and conditions contained herein; and

WHEREAS, Borrowers, Credit Parties, Agent and Lenders have agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. Waiver. Subject to the satisfaction of the conditions set forth in Section 5 hereof, Agent and Lenders hereby waive the Existing Defaults. The foregoing waivers shall not constitute a waiver of any other Event of Default that may exist, or a waiver of any future Event of Default that may occur.

3. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof, the Loan Agreement is hereby amended by deleting Section 7.20(a)(ii) in its entirety (thereby eliminating the Tangible Net Worth covenant) and restating Section 7.20(a)(ii) in its entirety as follows:

(ii)	Reserved.

4. Ratification. This Amendment, subject to satisfaction of the conditions provided below, shall constitute a waiver and amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. Except as specifically set forth herein, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

5. Conditions to Effectiveness. The satisfaction of each of the following, unless waived or deferred by Agent and Lenders in their sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

(a) Agent shall have received this Amendment, duly executed by Credit Parties;

(b) Agent shall have received the waiver and amendment fee described in Section 6 hereof; and

(c) No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default, other than the Existing Defaults, shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transaction contemplated herein.

6. Waiver and Amendment Fee. To induce Agent and Lenders to enter into this Amendment, Borrowers shall pay to Agent, for the benefit of Lenders, a non- refundable waiver and amendment fee equal to $2,500, which shall be due and payable on the date hereof.

7. Other Agreements. Notwithstanding anything to the contrary in Section 8.16 of the Loan Agreement and Section 17 of the Subordination Agreement, Companies agree to deliver to Agent no later than September 1, 2004 written evidence, in form and content satisfactory to Agent, that the holders of the Permitted Indebtedness have amended the maturity date thereof to a date no earlier than October 15, 2005. Any breach by Companies of this Section 7 shall constitute an Event of Default under the Loan Agreement.

8. Miscellaneous.

(a) Warranties and Absence of Defaults. To induce Agent and Lenders to enter into this Amendment, each Company hereby represents and warrants to Agent and Lenders that:

(i) The execution, delivery and performance by it of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to it, its articles of incorporation and by-laws, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon it or any of its property;

(ii) Each of the Loan Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) general principles of equity;

(iii) The representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof; and

(iv) It has performed all of its obligations under the Loan Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, it is in compliance with all applicable terms and provisions of the Loan Agreement and each of the Loan Documents to be observed and performed by it and no event of default or other event which upon notice or lapse of time or both would constitute an event of default has occurred.

(b) Expenses. Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Companies agree, jointly and severally, to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Loan Agreement as amended hereby.

(c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

9. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Company agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

TELOS CORPORATION, a Maryland corporation

By	/s/ EDWARD WILLIAMS
Title	Edward Williams, Executive Vice President, CFO

XACTA CORPORATION, a Delaware corporation

By	/s/ EDWARD WILLIAMS
Title	Edward Williams, Executive Vice President, CFO

CREDIT PARTIES:

TELOS DELAWARE, INC., a Delaware corporation

By	/s/ EDWARD WILLIAMS
Title	Edward Williams, Executive Vice President, CFO

UBIQUITY.COM, INC., a Delaware corporation

By	/s/ EDWARD WILLIAMS
Title	Edward Williams, Executive Vice President, CFO

TELOS.COM, INC., a Delaware corporation

By	/s/ EDWARD WILLIAMS
Title	Edward Williams, Executive Vice President, CFO

TELOS INTERNATIONAL CORP., a Delaware corporation

By	/s/ EDWARD WILLIAMS
Title	Edward Williams, Executive Vice President, CFO

TELOS INTERNATIONAL ASIA, INC., a Delaware corporation

By	/s/ EDWARD WILLIAMS
Title	Edward Williams, Executive Vice President, CFO

SECURE TRADE, INC., a Delaware corporation

By	/s/ EDWARD WILLIAMS
Title	Edward Williams, Executive Vice President, CFO

KUWAIT INTERNATIONAL, INC., a Delaware corporation

By	/s/ EDWARD WILLIAMS
Title	Edward Williams, Executive Vice President, CFO

TELOS INFORMATION SYSTEMS, INC., a Delaware corporation

By	/s/ EDWARD WILLIAMS
Title	Edward Williams, Executive Vice President, CFO

TELOS FIELD ENGINEERING, INC., a Delaware corporation

By	/s/ EDWARD WILLIAMS
Title	Edward Williams, Executive Vice President, CFO

TELOS FEDERAL SYSTEMS, INC., a Delaware corporation

By	/s/ EDWARD WILLIAMS
Title	Edward Williams, Executive Vice President, CFO

AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation)

By	/s/ DAVID J. SANCHEZ
Title	Vice President

Waiver and Eighth Amendment to Loan and Security Agreement between

Telos Corporation, a Maryland corporation, and Wells Fargo Foothill, Inc.

(formerly known as Foothill Capital Corporation) entered into as of April 15, 2005, including related documents.

WAIVER AND EIGHTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS WAIVER AND EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of April 15, 2005, by and among TELOS CORPORATION, a Maryland corporation (“Parent”), XACTA CORPORATION, a Delaware corporation (“Xacta”; Parent and Xacta are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), TELOS DELAWARE, INC., a Delaware corporation (“Telos-Delaware”), UBIQUITY.COM, INC., a Delaware corporation (“Ubiquity”), TELOS.COM, INC., a Delaware corporation (“Telos.com”), TELOS INTERNATIONAL CORP., a Delaware corporation (“TIC”), TELOS INTERNATIONAL ASIA, INC., a Delaware corporation (“TIA”), SECURE TRADE, INC., a Delaware corporation (“STI”), KUWAIT INTERNATIONAL, INC., a Delaware corporation (“KII”), TELOS INFORMATION SYSTEMS, INC., a Delaware corporation (“TIS”), TELOS FIELD ENGINEERING, INC., a Delaware corporation (“TFE”), and TELOS FEDERAL SYSTEMS, INC., a Delaware corporation (“TFS”; Telos-Delaware, Ubiquity, Telos.com, TIC, TIA, STI, KII, TIS, TFE and TFS are referred to hereinafter each individually as a “Credit Party” and collectively, jointly and severally, as the “Credit Parties”), and WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation), as agent (“Agent”) for the Lenders (defined below) and as a Lender.

WHEREAS, Borrowers, Credit Parties, Agent and certain other financial institutions from time to time parry thereto (the “Lenders”) are parties to that certain Loan and Security Agreement dated as of October 21, 2002 (as amended from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers, Credit Parties, Agent and Lenders have agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. Waiver. Subject to the satisfaction of the conditions set forth in Section 5 hereof, Agent and Lenders hereby waive compliance by the Borrowers with subsection 3.3(d) of the Loan Agreement (as such subsection existed prior to the date hereof) for the fiscal years 2002 and 2003. The foregoing waiver shall not constitute a waiver of any other section or provision of the Loan Agreement or any Event of Default that may have existed during such fiscal years, or a waiver of any future Event of Default that may occur under the Loan Agreement.

3. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof, the Loan Agreement is amended in the following respects:

(a) The definition of “Applicable Prepayment Premium” set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

“Applicable Prepayment Premium” means, as of any date of determination, an amount equal to (a) during the period of time from and after the date of the execution and delivery of this Agreement up to the date that is the fourth anniversary of the Closing Date, 3% times the Maximum Revolver Amount, (b) during the period of time from and including the date that is the fourth anniversary of the Closing Date up to the date that is the fifth anniversary of the Closing Date, 2% times the Maximum Revolver Amount, and (c) during the period of time from and including the date that is the fifth anniversary of the Closing Date up to the Maturity Date, 1% times the Maximum Revolver Amount.

(b) The definition of “Availability Block” set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

“Availability Block” means an amount equal to $500,000.

(c) The definition of “Base Rate Margin” set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

“Base Rate Margin” means 1.00 percentage points.

(d) The definition of “Maximum Revolver Amount” set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety, as follows:

“Maximum Revolver Amount” means $15,000,000.

(e) The first sentence of Section 3.4 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

“This Agreement shall become effective upon the execution and delivery hereof by Companies, Agent, and the Lenders and shall continue in full force and effect for a term ending on October 21, 2008 (the “Maturity Date”).”

(f) Subsection 2.6(a) of the Loan Agreement is hereby amended by deleting the second paragraph of such subsection in its entirety.

(g) Section 3.3 of the Loan Agreement is hereby amended by (i) inserting the word “and” at the end of subsection 3.3(b), (ii) deleting the semi-colon and the word “and” at the end of subsection 3.3(c) and inserting a period at the end of such subsection and (iii) deleting subsection 3.3(d) in its entirety.

(h) Section 7.20(a)(i) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

(a) Fail to maintain:

(i) Minimum EBITDA. EBITDA, measured on a fiscal month-end basis, for each period set forth below, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto;

Applicable Amount	Applicable Period
$6,134,000	For the 12 month period ending January 31, 2005

$4,942,000	For the 12 month period ending February 28, 2005

$4,707,000	For the 12 month period ending March 31, 2005

$4,887,000	For the 12 month period ending April 30, 2005

$3,919,000	For the 12 month period ending May 31, 2005

$4,117,000	For the 12 month period ending June 30, 2005

$4,456,000	For the 12 month period ending July 31, 2005

$1,196,000	For the 12 month period ending August 31, 2005

$1,744,000	For the 12 month period ending September 30, 2005

$4,492,000	For the 12 month period ending October 31, 2005

$4,238,000	For the 12 month period ending November 30, 2005

$5,823,000	For the 12 month period ending December 31, 2005

80% of EBITDA for such period as reflected in the most recent Projections delivered to Agent pursuant to Section 6.3(c) and approved by Required Lenders but in no event less than $5,823,000	For the 12 month period ending January 31, 2006 and the 12 month period ending on the last day of each fiscal month thereafter

(i) Section 8.17 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“8.17 [Intentionally Omitted]; or”

(j) Schedule C-l of the Loan Agreement is hereby amended and restated in its entirety, as set forth on Exhibit A hereto.

4. Ratification. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. Except as specifically set forth herein, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

5. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

(a) Each party hereto shall have executed and delivered this Amendment to Agent;

(b) Borrowers shall have delivered to Agent an amended and restated fee letter, in form and content acceptable to Agent (the “Amended and Restated Fee Letter”);

(c) Borrowers shall have delivered to Agent such documents, agreements and instruments as may be requested or required by Agent in connection with this Amendment, each in form and content acceptable to Agent;

(d) Borrowers shall have delivered to Agent evidence, in form and content acceptable to Agent, that the holders of at least 72% of the Private Preferred Stock have agreed to extend the redemption date to a date no earlier than October 31, 2008;

(e) Borrowers shall have delivered to Agent evidence, in form and content acceptable to Agent, that all of the Subordinated Noteholders (as defined in the Subordination Agreement) have agreed to extend the maturity date of the Subordinated Notes (as defined in the Subordination Agreement) to a date no earlier than October 31, 2008;

(f) Agent shall have received opinions of Companies’ counsel in form and substance satisfactory to Agent;

(g) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(h) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

6. Miscellaneous.

(a) Warranties and Absence of Defaults. To induce Agent and Lenders to enter into this Amendment, each Company hereby represents and warrants to Agent and Lenders that:

(i) The execution, delivery and performance by it of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to it, its articles of incorporation and by-laws, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon it or any of its property;

(ii) Each of the Loan Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) general principles of equity;

(iii) The representations and warranties contained in the Loan Agreement and the other Loan Documents are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof; and

(iv) It has performed all of its obligations under the Loan Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, it is in compliance with all applicable terms and provisions of the Loan Agreement and each of the Loan Documents to be observed and performed by it and no event of default or other event which upon notice or lapse of time or both would constitute an event of default has occurred.

(b) Expenses. Companies, jointly and severally, agree to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Companies agree, jointly and severally, to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Loan Agreement as amended hereby.

(c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

7. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Company, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Company or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Company understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Company agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

TELOS CORPORATION, a Maryland corporation

By	/s/ MICHAEL P. FLAHERTY
Title	Executive Vice President, General Counsel

XACTA CORPORATION, a Delaware corporation

By	/s/ MICHAEL P. FLAHERTY
Title	Executive Vice President, General Counsel

CREDIT PARTIES:

TELOS DELAWARE, INC., a Delaware corporation

By	/s/ MICHAEL P. FLAHERTY
Title:	Executive Vice President, General Counsel

UBIQUITY.COM, INC., a Delaware corporation

By	/s/ MICHAEL P. FLAHERTY
Title:	Executive Vice President, General Counsel

TELOS.COM, INC., a Delaware corporation

By	/s/ MICHAEL P. FLAHERTY
Title:	Executive Vice President, General Counsel

TELOS INTERNATIONAL CORP., a Delaware corporation

By	/s/ MICHAEL P. FLAHERTY
Title:	Executive Vice President, General Counsel

TELOS INTERNATIONAL ASIA, INC., a Delaware corporation

By	/s/ MICHAEL P. FLAHERTY
Title:	Executive Vice President, General Counsel

SECURE TRADE, INC., a Delaware corporation

By	/s/ MICHAEL P. FLAHERTY
Title:	Executive Vice President, General Counsel

KUWAIT INTERNATIONAL, INC., a Delaware corporation

By	/s/ MICHAEL P. FLAHERTY
Title:	Executive Vice President, General Counsel

TELOS INFORMATION SYSTEMS, INC., a Delaware corporation

By	/s/ MICHAEL P. FLAHERTY
Title:	Executive Vice President, General Counsel

TELOS FIELD ENGINEERING, INC., a Delaware corporation

By	/s/ MICHAEL P. FLAHERTY
Title:	Executive Vice President, General Counsel

TELOS FEDERAL SYSTEMS, INC., a Delaware corporation

By	/s/ MICHAEL P. FLAHERTY
Title:	Executive Vice President, General Counsel

AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC. (formerly known as Foothill Capital Corporation)

By	/s/ DAVID J. SANCHEZ
Title	Vice President

Exhibit A

Schedule C-1

Commitments

Lender	Revolver Commitment	Total Commitment
Wells Fargo Foothill, Inc.	$15,000,000	$15,000,000

All Lenders	$15,000,000	$15,000,000

John R.C. Porter

17 Carlyle Mansions

Cheyne Walk

London SW35LS

United Kingdom

Series B Senior Subordinated Secured Note

We herewith agree to an extension of our Series B Senior Subordinated Secured Note issued by Telos Corporation, the principal sum of which is $861,746.00 (Eight Hundred Sixty-One Thousand Seven Hundred Forty-Six and 00/100 Dollars) to October 31,2008. This Series B Senior Subordinated Secured Note shall remain subject to any and all terms and conditions of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company.

AGREED AND ACKNOWLEDGED,

JOHN R.C. PORTER		Telos Corporation

By:	/s/ JOHN R.C. PORTER	/s/ THERESE K. HATHAWAY

Signature(s):	Therese K. Hathaway
Vice President, Corporate Secretary

Name(s):

Title:

March 25, 2005
Date:

Toxford Corporation

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneva 1

Switzerland

Series B Senior Subordinated Secured Note

We herewith agree to an extension of our Series B Senior Subordinated Secured Note issued by Telos Corporation, the principal sum of which is $1,466,627.00 (One Million Four Hundred Sixty-Six Thousand Six Hundred Twenty-Seven and 00/100 Dollars) to October 31, 2008. This Series B Senior Subordinated Secured Note shall remain subject to any and all terms and conditions of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company.

AGREED AND ACKNOWLEDGED,

TOXFORD CORPORATION			Telos Corporation

By:	/s/ MARCEL STETTLER	/s/ JAVIER OTERO	N/A

Signature(s):			Therese K. Hathaway
Vice President, Corporate Secretary

Marcel Stettler		Javier Otero
Name(s):

/s/ MICHAEL P. FLAHERTY
Title:	Director	Director	Michael P. Flaherty
Executive Vice President
General Counsel

Date:	14.04.05	14.04.05	March 16, 2005

Toxford Corporation

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneva 1

Switzerland

Series C Senior Subordinated Unsecured Note

We herewith agree to an extension of our Series C Senior Subordinated Unsecured Note issued by Telos Corporation, the principal sum of which is $1,779,723.00 (One Million Seven Hundred Seventy-Nine Thousand Seven Hundred Twenty-Three and 00/100 Dollars) to October 31,2008. This Series C Senior Subordinated Unsecured Note shall remain subject to any and all terms and conditions of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11,2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company.

AGREED AND ACKNOWLEDGED,

TOXFORD CORPORATION		Telos Corporation
By:

/s/ MARCEL STETTLER	/s/ JAVIER OTERO	N/A
Signature(s):		Therese K. Hathaway
Vice President, Corporate Secretary

Marcel Stettler	Javier Otero
Name(s):

Director	Director	/s/ Michael P. Flaherty
Title:		Michael P. Flaherty
Executive Vice President
General Counsel

14.04.05	14.04.05	March 16, 2005
Date:

Zollikon Investments SA

Rue Kleberg 6

P.O. Box 2211

1201 Geneva 1

Switzerland

Series B Senior Subordinated Secured Note

We herewith agree to an extension of our Series B Senior Subordinated Secured Note issued by Telos Corporation, the principal sum of which is $209,497.00 (Two Hundred and Nine Thousand Four Hundred Ninety-Seven and 00/100 Dollars) to October 31, 2008. This Series B Senior Subordinated Secured Note shall remain subject to any and all terms and conditions of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11, 2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company.

AGREED AND ACKNOWLEDGED,

ZOLLIKON INVESTMENTS SA
SUCCESSOR IN INTEREST	Telos Corporation
TO SIR LESLIE PORTER
By:

/s/ BRIAN PADGETT	/s/ THERESE K. HATHAWAY
Signature(s):	Therese K. Hathaway
Vice President, Corporate Secretary

Brian Padgett
Name(s):

Director
Title:

Date:	March 16, 2005

Zollikon Investments SA

Rue Kleberg 6

P.O. Box 2211

1201 Geneva 1

Switzerland

Series C Senior Subordinated Unsecured Note

We herewith agree to an extension of our Series C Senior Subordinated Unsecured Note issued by Telos Corporation, the principal sum of which is $860,961.00 (Eight Hundred Sixty Thousand Nine Hundred Sixty-One and 00/100 Dollars) to October 31,2008. This Series C Senior Subordinated Unsecured Note shall remain subject to any and all terms and conditions of the Subordination Agreement (“Subordination Agreement,” integrated hereto by reference), entered into on or about October 11,2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation) and State Street Bank and Trust Company.

AGREED AND ACKNOWLEDGED,

ZOLLIKON INVESTMENTS SA
SUCCESSOR IN INTEREST	Telos Corporation
TO SIR LESLIE PORTER
By:

/s/ BRIAN PADGETT	/s/ THERESE K. HATHAWAY
Signature(s):	Therese K. Hathaway
Vice President, Corporate Secretary

Brian Padgett
Name(s):

Director
Title:

Date:	March 16, 2005

Toxford Corporation

Trust Officer, Rathbones

Place de Saint Gervais 1

1211 Geneva

Switzerland

Series A-l and Series A-2 Redeemable Preferred Stock

Toxford Corporation herewith consents to an extension of the redemption date of its 907.75 shares of Series A-l Redeemable Preferred Stock and 1,270.85 shares of Series A-2 Redeemable Preferred Stock, issued by Telos Corporation, to October 31,2008. This stock shall remain subject to any and all terms and conditions of the Preferred Stockholders Standby Agreement (integrated hereto by reference), entered into on or about October 11, 2002 with Wells Fargo Foothill, Inc. (formerly Foothill Capital Corporation).

AGREED AND ACKNOWLEDGED,

TOXFORD CORPORATION
By:		Telos Corporation

/s/ MARCEL STETTLER	/s/ JAVIER OTERO	N/A
Signature(s):		Therese K. Hathaway
Vice President, Corporate Secretary

Marcel Stettler	Javier Otero
Name(s):

Director	Director	/s/ MICHAEL P. FLAHERTY
Title:		Michael P. Flaherty
Executive Vice President
General Counsel

14.04.05	14.04.05	March 16, 2005
Date: